November 29, 2006

Prospectus

T. Rowe Price

Institutional Emerging Markets Bond Fund

An international bond fund seeking high income and capital appreciation.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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1	About the Funds
	Objective, Strategy, Risks, and Expenses	1
	Other Information About the Funds	4

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	8
	Useful Information on Distributions and Taxes	12
	Transaction Procedures and Special Requirements	15

3	More About the Funds
	Organization and Management	19
	Understanding Performance Information	20
	Investment Policies and Practices	21
	Disclosure of Fund Portfolio Information	32

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	33
	Opening a New Account	33
	Purchasing Additional Shares	34
	Exchanging and Redeeming Shares	34
	Rights Reserved by the Funds	36
	Information About Your Services	37

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T. Rowe Price Institutional International Funds, Inc.

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price International, Inc. managed $34.7 billion in foreign stocks and bonds as of September 30, 2006, through its offices in Baltimore, London, Singapore, Hong Kong, and Buenos Aires.

 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

About the Fund 1

objective, strategy, risks, and expenses

A word about the fund`s structure. This  fund has a $1,000,000 initial investment minimum and is designed for institutional investors. Institutional investors typically include banks, pension plans, and trust and investment companies.

What is the fund`s objective?

The fund seeks to provide high income and capital appreciation.

What is the fund`s principal investment strategy?

The fund will normally invest at least 80% (and potentially all) of net assets in the government or corporate debt securities of emerging nations. While there is no single definition of an "emerging nation", the fund will generally follow the World Bank definition of an emerging country as one with a GDP per capita of less than $9500. (This amount will change over time.) Fund holdings may include the lowest-rated bonds, including those in default. Emerging market bonds are often rated below investment grade and have a higher risk of default than investment-grade bonds.

Although we expect to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. Under normal circumstances, most of the fund`s total assets are expected to be denominated in U.S. dollars, and the fund will not usually attempt to cushion the impact of foreign currency fluctuations on the dollar. Security selection relies heavily on research, which analyzes political and economic trends as well as creditworthiness. The fund allocates investments among a variety of emerging markets (1) in order to establish a diverse portfolio; (2) based on the relative value of opportunities and associated risks within one country versus others; and (3) with a view to the liquidity of each particular market. The fund tends to favor bonds it expects will be upgraded. The fund sells holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into higher-yielding securities, or to alter geographic or currency exposure.

In keeping with the fund`s objective, it may also invest in other securities, including futures, options, and swaps.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the fund`s securities may change after they are purchased, and this may cause the amount of the fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

For details about the fund`s investment program, please see the Investment Policies and Practices section.

What are the main risks of investing in the fund?

The fund is subject to the usual risks of fixed-income investing as well as the special risks of international and emerging market investing.

Interest rate risk  This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Because prices of long-term bonds are more sensitive to interest rate changes than prices of short-term bonds, the fund has greater interest rate risk than short-term bond funds.

Credit risk  This risk is the chance that any of the fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price. The risk of default is much greater for emerging market bonds.

Nondiversified risk  Because it is nondiversified, the fund can invest more of its assets in a smaller number of issuers than diversified funds. Concentrating investments could result in greater potential losses than for funds investing in a broader variety of issues.

Currency risk  This is the risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the fund`s holdings can be significant and long-lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Bonds held in the fund are often denominated in U.S. dollars to improve their marketability, but this does not protect them from substantial price declines in the face of political and economic turmoil. Currency trends are unpredictable, and to the extent the fund purchases and sells currencies, it will also be subject to the risk that its trading strategies, including efforts at hedging, will not succeed. Furthermore, hedging costs can be significant and reduce fund net asset value, and many emerging market currencies cannot be effectively hedged.

Emerging market risk  The fund`s investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade and capital trade barriers and other protectionist or retaliatory measures. Some countries have legacies of hyperinflation and currency devaluations versus the dollar (which adversely affect returns to U.S. investors). Significant devaluations have occurred in recent years in various emerging market countries. Governments of some emerging market countries have defaulted on their bonds, and investors in this sector must be prepared for similar events in the future.

Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

Derivatives risk  To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses.

As with any mutual fund, there can be no guarantee the fund will achieve its objective.

The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. Loss of money is a risk of investing in the fund.

How can I tell if the fund is appropriate for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you are an institutional investor, and want to supplement existing holdings that are primarily in developed foreign markets and can accept the potentially greater volatility of emerging markets, the fund could be an appropriate part of your overall investment strategy.

The fund can be used in both regular and tax-deferred accounts, such as IRAs.

The fund should not represent your complete investment program or be used for short-term trading purposes.

How has the fund performed in the past?

Because the fund commenced operations in 2006, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one calendar year.

What fees and expenses will I pay?

The fund is 100% no load. However, the fund charges a 2.00% redemption fee, payable to the fund, on shares purchased and held for 90 days or less. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

The fund has a fee covering investment management and ordinary, recurring operating expenses. In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses.

Table 1  Fees and Expenses of the Fund*
Shareholder fees (fees paid directly from your investment)
Redemption fee	2.00%a
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.70%
Other expenses	0.00%
Total annual fund operating expenses	0.70%

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.

aOn shares purchased and held for 90 days or less (details under Contingent Redemption Fee in Pricing Shares and Receiving Sales Proceeds).

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years
$72	$224

other INFORMATION about the fund

Why invest in an international fund?

Interest rates vary from country to country depending on local economic conditions and monetary and fiscal policies. By investing in foreign fixed-income markets, U.S. investors can benefit from potentially higher yields than their own markets provide. Also, foreign bond markets often move independently of one another and the U.S. markets. Therefore, diversifying internationally across various countries can help reduce portfolio volatility and smooth out returns.

What are some of the advantages of investing in international fixed-income markets through mutual funds?

Buying foreign bonds can be difficult and costly for the individual investor, and gaining access to many foreign markets can be complicated. Few investors have the time, the expertise, or the resources to evaluate foreign markets effectively on their own. The professional management, broad diversification, and relative simplicity of mutual funds make them an attractive, low-cost vehicle for this type of investing.

For more details on potential risks of foreign investments, please see the Investment Policies and Practices section and the Statement of Additional Information.

How does the portfolio manager try to reduce risk?

Consistent with the fund`s objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

Diversification of assets to reduce the impact of a single holding or sector on a fund`s net asset value.

Thorough credit research by our own analysts.

Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund`s sensitivity to interest rate changes.

Management of the impact of foreign currency changes on the fund`s portfolio to the degree discussed previously under "currency risk."

Is there other information I can review before making a decision?

Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

Related Performance Information

The information set forth below shows historical total returns for the Emerging Markets Bond Composite. The composite is not a mutual fund. Rather, it is a collection of all the portfolios managed by T. Rowe Price International that have investment objectives, policies, and strategies that are substantially similar to those of the Institutional Emerging Markets Bond Fund.

The performance information is historical and should not be considered predictive of the fund`s future results.

Certain portfolios that may comprise the composite may not be mutual funds and thus will not be subject to the diversification requirements and other restrictions and investment limitations imposed on the Institutional Emerging Markets Bond Fund by the Investment Company Act of 1940 or the Internal Revenue Code which, if applicable, may have adversely affected the performance result.

As of December 31, 2005, there was a single portfolio in the composite.

The following table shows return figures for the composite net of expenses of 1.03% which is the expense ratio of the underlying portfolio.

Table 2  Prior Performance of Similar Portfolios Managed by T. Rowe Price International
	Periods ended December 31, 2005
	1 year	3 years	5 years	10 years
Emerging Markets Bond Composite*
Average Annual	17.27%	19.36%	15.36%	13.65%
Cumulative		70.05	104.28	259.57
J.P. Morgan Emerging Markets Bond Index Global
Average Annual	10.73	15.85	12.25	12.99
Cumulative		55.47	78.25	239.09

The composite`s return for the nine months ended 9/30/06 was 6.18%.

*These figures reflect the prior performance of similar portfolios and are net of 1.03% expenses. Asset-
weighted returns are calculated monthly. Each portfolio`s contribution to the composite for the month is calculated by multiplying the monthly portfolio return by the ratio of the portfolio`s beginning asset value as expressed as a percentage of the composite`s beginning asset value. Contributions for all portfolios are summed to determine the composite`s asset-weighted performance for the month. Monthly returns are subsequently linked to determine quarterly asset-weighted returns. This differs from the required SEC method for calculating mutual fund performance.

The following table shows return figures for the composite net of expenses of 0.70% which is the expected expense ratio of the fund. Because the expense ratio of the fund is lower than the average expense ratio of the portfolios comprising the composite, the performance shown is higher than the actual returns of the composite.

Table 3  Prior Performance of Similar Portfolios Managed by T. Rowe Price International
	Periods ended December 31, 2005
	1 year	3 years	5 years	10 years
Emerging Markets Bond Composite*
Average Annual	17.65%	19.75%	15.73%	14.02%
Cumulative		71.71	107.64	271.52
J.P. Morgan Emerging Markets Bond Index Global
Average Annual	10.73	15.85	12.25	12.99
Cumulative		55.47	78.25	239.09

The composite`s return for the nine months ended 9/30/06 was 6.44%.

*These figures reflect the prior performance of similar portfolios and are net of 0.70% expenses. Asset-
weighted returns are calculated monthly. Each portfolio`s contribution to the composite for the month is calculated by multiplying the monthly portfolio return by the ratio of the portfolio`s beginning asset value as expressed as a percentage of the composite`s beginning asset value. Contributions for all portfolios are summed to determine the composite`s asset-weighted performance for the month. Monthly returns are subsequently linked to determine quarterly asset-weighted returns. This differs from the required SEC method for calculating mutual fund performance.

Information About Accounts in T. Rowe Price Funds 2

As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to all institutional accounts in the T. Rowe Price family of funds.

Pricing Shares and Receiving Sale Proceeds

How and When Shares Are Priced

The share price (also called "net asset value" or NAV per share) for the fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. If the fund determines that developments between the close of the foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including the developments in foreign markets, performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices.

The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form.

How Your Purchase, Sale, or Exchange Price Is Determined

If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that business day`s NAV. If we receive it after 4 p.m., it will be priced at the next business day`s NAV.

We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

How You Can Receive the Proceeds From a Sale

When filling out the New Account Form, you may wish to give your organization the widest range of options for receiving proceeds from a sale.

If your request is received by 4 p.m. ET (on a business day) in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

Exception:  Under certain circumstances and when deemed to be in a fund`s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

If for some reason we cannot accept your request to sell shares, we will contact you.

Contingent Redemption Fee

Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed below, assess a fee on redemptions (including exchanges), which reduces the proceeds from such redemptions by the amounts indicated:

T. Rowe Price Funds With Redemption Fees
Fund	Redemption fee	Holding period
Institutional Emerging Markets Bond	2%	90 days or less
Institutional Emerging Markets Equity	2%	90 days or less
Institutional Foreign Equity	2%	90 days or less
Institutional Global Equity	2%	90 days or less
Institutional High Yield	1%	90 days or less

Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

Computation of Holding Period

When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first in, first out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A redemption fee will be charged on shares sold on or before the end of the required holding period. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee. If you purchase shares through an intermediary, consult your intermediary to determine how the holding period will be applied.

Transactions Not Subject to Redemption Fees

The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:

1.Shares redeemed via an automated, systematic withdrawal plan;

2.Shares redeemed through or used to establish an automated, nondiscretionary rebalancing or asset allocation program, if approved in writing by T. Rowe Price;

3.Shares purchased by the reinvestment of dividends or capital gain distributions;*

4.Shares converted from one share class to another share class of the same fund;*

5.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees such as fiduciary fees);

6.Shares purchased by rollover and changes of account registration within the same fund;*

7.Shares redeemed to return an excess contribution in an IRA account;

8.Shares purchased by a fund-of-funds product, if approved in writing by T. Rowe Price;

9.Shares transferred to T. Rowe Price or a third-party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*

10.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.

*Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.

Redemption Fees on Shares Held in Retirement Plans

If shares are held in a retirement plan, generally redemption fees will be assessed on shares redeemed by exchange only if they were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan`s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.

Omnibus Accounts

If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees. Intermediaries who are unable to implement redemption fees due to system limitations must either (1) implement short-term trading restrictions approved by T. Rowe Price until they have the system capabilities to assess the fees or (2) set forth an implementation plan acceptable to T. Rowe Price.

Certain intermediaries may not have the capability to apply the exemptions listed above to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain intermediaries may exempt transactions not listed above from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.

Useful Information on Distributions and Taxes

All net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Table 4  Dividend Payment Schedule
Fund	Dividends
Money funds	Purchases received by T. Rowe Price by noon ET via wire begin to earn dividends on that day. Other shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

Declared daily and paid on the first business day of each month.
Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
Stock funds	Must be a shareholder on the dividend record date.
Declared annually, if any, generally in December.

Bond or money fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday (other than wire redemptions for money funds received before noon ET) will continue to earn dividends until the next business day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information described above may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security.

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

Tax Information

You will be sent information for your tax filing needs on a timely basis.

If you invest in the fund through a tax-deferred retirement account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account.

If you invest in the fund through a taxable account, you will generally be subject to tax when:

You sell fund shares, including an exchange from one fund to another.

The fund makes a distribution to your account.

For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from certain nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the bond and money funds is expected to qualify for this lower rate.

For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the bond and money funds is expected to qualify for this deduction.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is a sale for tax purposes.

In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year, based on the average cost single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

To help you maintain accurate records, we will send you a confirmation promptly following each transaction you make and a year-end statement detailing all your transactions in each fund account during the year.

Taxes on Fund Distributions

In January, you will be sent Form 1099-DIV indicating the tax status of any income dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you in the year in which they are paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

If the fund qualifies and elects to pass through nonrefundable foreign taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

Tax Consequences of Hedging

Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Distributions are taxable whether reinvested in additional shares or received in cash.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the "record date" —  the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

Transaction Procedures and Special Requirements

Following these procedures helps assure timely and accurate transactions.

Purchase Conditions

Nonpayment

The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

U.S. Dollars

All purchases must be paid for in U.S. dollars and checks must be drawn on U.S. banks.

Large Sale (Redemption) Conditions

Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right (without prior notice) to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund`s portfolio. You will be responsible for disposing of the securities and bearing any associated costs. The securities you receive will be selected by the fund in its absolute discretion.

We also request that you give us three business days` notice for any redemption of $2 million or more.

Excessive and Short-Term Trading

T. Rowe Price may bar excessive and short-term traders from purchasing shares.

Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities may seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see Pricing Shares and Receiving Sale Proceeds — How and When Shares Are Priced). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Board of Directors/Trustees of each fund has adopted the policy set forth below to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of this policy or persons believed to be short-term traders may be barred for 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase and one sale or one sale and one purchase involving the same fund within any 90-day calendar period will violate the policy.

All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.

Omnibus Accounts

Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by individual shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and, if so, asks the intermediary to take action with respect to the underlying shareholder.

Retirement Plans

If shares are held in a retirement plan, generally the fund`s excessive trading policy only applies to shares purchased and redeemed by exchange. However, the policy may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the excessive trading policy is applied by your plan`s recordkeeper. To determine which of your transactions are subject to the fund`s excessive trading policy, you should contact T. Rowe Price or your plan recordkeeper.

Exceptions to Policy

The following types of transactions are exempt from this policy: 1) trades solely in money funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions (see Information About Your Services); and 3) checkwriting redemptions from bond and money funds.

In addition, transactions in automated nondiscretionary rebalancing programs, nondiscretionary asset allocation programs, or fund-of-funds products may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price.

T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan or retirement plan recordkeeper has restrictions on trading that differ from the T. Rowe Price fund`s policy). These modifications would be authorized only if the fund believes that the modified policy would provide protection to the fund that is reasonably equivalent to the fund`s regular policy.

There is no guarantee that T. Rowe Price will be able to detect or prevent excessive or short-term trading.

Keeping Your Account Open

To keep operating expenses lower, we ask you to maintain an account balance of at least $1 million. If your investment is below $1 million, we have the right to close your account after giving you 60 days to increase your balance.

Signature Guarantees

A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

You may need to have your signature guaranteed in certain situations, such as:

Written requests: (1) to redeem over $100,000; or (2) to wire redemption proceeds when prior bank account authorization is not on file.

Remitting redemption proceeds to any person, address, or bank account not on record.

Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

Establishing certain services after the account is opened.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

More About the Fund 3

Organization and Management

How is the fund organized?

T. Rowe Price Institutional International Funds, Inc. (the "corporation") was incorporated in Maryland in 1989. Currently, the corporation consists of four series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

What is meant by "shares"?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

Receive a proportional interest in income and capital gain distributions.

Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee.
If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

Who runs the fund?

General Oversight

The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price International.

All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price International—specifically by the fund`s portfolio managers .

Investment Manager

T. Rowe Price International is responsible for the selection and management of fund portfolio investments. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202.

Portfolio Management

T. Rowe Price International has established an Investment Advisory Committee with respect to the fund. The committee members are: Michael J. Conelius, Chairman, Bridget M. Ebner, Ian D. Kelson, Michael D. Oh, Christopher J.
Rothery, and Julie A. Salsbery. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund`s investment program. Mr. Conelius has been chairman of the committee since its inception. He joined T. Rowe Price International in 1995 and has been responsible for portfolio management and analysis of emerging markets debt since that time. The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of securities in the fund.

The Management Fee

The fund pays the fund manager an annual investment management fee of 0.70% of the average daily net asset value of the fund. The fund calculates and accrues the fee daily. The management fee includes ordinary recurring operating expenses, but does not cover interest, taxes, brokerage, and nonrecurring and extraordinary items.

Understanding Performance Information

This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our educational and informational materials, in T. Rowe Price advertisements, and in the media.

Total Return

This tells you how much an investment has changed in value over a given period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

Cumulative Total Return

This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.

Average Annual Total Return

This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment`s actual cumulative return. This gives you an idea of an investment`s annual contribution to your portfolio, provided you held it for the entire period.

Yield

The current or "dividend" yield on a fund or any investment tells you the relationship between the investment`s current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the share price on the last day of the base period. The SEC yield, also called the standardized yield, may differ from the dividend yield.

Investment Policies and Practices

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. Shareholders will receive at least 60 days` prior notice of any change in the policy requiring the fund to normally invest at least 80%

of net assets in government or corporate debt securities of emerging nations. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)

Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Types of Portfolio Securities

In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

Fixed-Income Securities

The fund`s investments may include but shall not be limited to: (1) debt obligations issued or guaranteed by: (a) a foreign sovereign government or one of its agencies, authorities, instrumentalities, or political subdivisions, including a foreign state, province, or municipality, and (b) supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (2) debt obligations: (a) of foreign banks and bank holding companies, and (b) of domestic banks and corporations issued in foreign currencies; and (3) foreign corporate debt securities and commercial paper. Such securities may take a variety of forms including those issued in the local currency of the issuer, Brady bonds, Euro bonds, and bonds denominated in the euro.

The fund may also invest in: such dollar-denominated fixed-income securities as (1) debt obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; (2) domestic corporate debt securities; (3) domestic commercial paper, including commercial paper indexed to certain specific foreign currency exchange rates; (4) debt obligations of domestic banks and bank holding companies; and (5) collateralized mortgage obligations or asset-backed bonds. The funds may from time to time purchase securities on a when-issued basis, invest in repurchase agreements, and purchase bonds convertible into equities.

Nondiversified Investment Company

The fund is able to invest more than 5% of its assets in the fixed-income securities of individual foreign governments. The fund generally will not invest more than 5% of its assets in any individual corporate issuer, provided that (1) a fund may place assets in bank deposits or other short-term bank instruments with a maturity of up to 30 days provided that (a) the bank has a short-term credit rating of A1+ (or, if unrated, the equivalent as determined by T. Rowe Price International) and (b) the fund will not maintain more than 10% of its total assets with any single bank; and (2) the fund may maintain more than 5% of its total assets, including cash and currencies, in custodial accounts or deposits of the fund`s custodian or sub-custodians.

In addition, the fund intends to qualify as a regulated investment company for purposes of the Internal Revenue Code. This requires the fund to limit its investments so that, at the end of each fiscal quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and not more than 10% of the voting securities of any issuer are held by the fund. With respect to the remaining 50% of fund assets, no more than 25% may be invested in a single issuer. Since, as a nondiversified investment company, the fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, the fund may be subject to greater credit risk with respect to its portfolio securities than an investment company that is more broadly diversified.

Hybrid Instruments

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

Illiquid Securities

These securities include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may have resale restrictions and be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the fund may only be able to sell such securities at prices substantially less than what the fund believes they are worth.

Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

Loan Participations and Assignments

Large loans to corporations or governments, including governments of less-developed countries (LDCs), may be shared or syndicated among several lenders, usually banks. The fund could participate in such syndicates, or could buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the lender, and it may assume the credit risk of the lender in addition to the borrower. In assignments, the fund`s rights against the borrower may be more limited than those held by the original lender.

Operating policy  The fund may not invest more than 20% of total assets in loan participations and assignments.

High-Yield, High-Risk Bonds

While investments in high-yield, lower-quality securities offer the opportunity for substantial income and capital appreciation, there are significant risks associated with such investments, including:

Greater credit risk Companies and governments issuing lower-rated bonds are not as strong financially as those with higher credit ratings, and their bonds are often viewed as speculative investments. Such issuers are more vulnerable to real or perceived business setbacks and to changes in the economy, such as a recession, that might impair their ability to make timely interest and principal payments. Certain less-developed governments have in the past defaulted on payment of interest and principal on debt they have issued. As a result, your fund manager relies heavily on proprietary T. Rowe Price International research when selecting these investments.

Reduced market liquidity High-yielding emerging market bonds are generally less "liquid" than higher-quality bonds issued by companies and governments in developed countries. Consequently, large purchases or sales of certain high-yield, emerging market debt issues may cause significant changes in their prices. Because many of these bonds do not trade frequently, when they do trade, their prices may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role when seeking to establish the fair value of the securities.

Other factors The major factor influencing prices of high-quality bonds is changes in interest rate levels; but this is only one of several factors affecting prices of lower-quality bonds. Because the credit quality of the issuer is lower, such bonds are more sensitive to developments affecting the issuer`s underlying fundamentals, such as changes in financial condition, or a given country`s economy in general. In addition, the entire bond market in an emerging market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by institutional investors, a high-profile default, a political upheaval of some kind, or just a change in the market`s psychology. This type of volatility is usually associated more with stocks than bonds, but investors in lower-quality bonds should also anticipate it.

Since mutual funds can be a major source of demand in certain markets, substantial cash flows into and out of these funds can affect high-yield bond prices. If, for example, a significant number of funds were to sell bonds to meet shareholder redemptions, both bond prices and a fund`s share price could fall more than underlying fundamentals might justify.

Defaulted bonds are acquired only if the fund manager foresees the potential for significant capital appreciation.

Brady Bonds Brady bonds, named after former U.S. Secretary of the Treasury Nicholas Brady, are used as a means of restructuring the external debt burden of a government in certain emerging markets. A Brady bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady bonds may be collateralized or uncollateralized and issued in various currencies (although typically in the U.S. dollar). They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds. However, even with this collateralization feature, Brady bonds are often considered speculative, below investment-grade investments because the timely payment of interest is the responsibility of the issuing party (for example, a Latin American country) and the value of the bonds can fluctuate significantly based on the issuer`s ability or perceived ability to make these payments. Finally, some Brady bonds may be structured with floating rate or low fixed-rate coupons.

Operating policy The fund may invest substantially all of its assets in such bonds.

Convertible Bonds Convertible bonds are debt instruments convertible into equity of the issuing company at certain times in the future and according to a certain exchange ratio. Typically, convertible bonds are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

While the fund intends to invest primarily in debt securities, it may invest in convertible bonds or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed-income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the fund may consider equity securities or convertible bonds to gain exposure to such markets.

Operating policy The fund may invest up to 10% of total assets in convertible bonds and equity securities.

Concentration of Investments From time to time, the fund may invest more than 25% of its total assets in the securities of foreign governmental and corporate entities located in the same country. However, the fund will not invest more than 25% of its total assets in any single foreign governmental issuer or in two or more such issuers subject to a common, explicit guarantee.

Types of Investment Management Practices

Foreign Currency Transactions

The fund may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Forwards will be used primarily to adjust the foreign exchange exposure of the fund with a view to protecting the portfolio from adverse currency movements, based on T. Rowe Price International`s outlook. Forwards can also be used in an effort to benefit from a currency believed to be appreciating in value versus other currencies. The fund might be expected to enter into such contracts under the following circumstances:

Lock In When management desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of a fund`s portfolio holdings denominated in the currency sold. A fund is not required to own securities in the currency purchased.

Direct Hedge  If T. Rowe Price International sought to eliminate substantially all of the risk of owning a particular currency or believed the portfolio could benefit from price appreciation in a given country`s bonds but did not want to hold the currency, it could employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would hope to benefit from an increase (if any) in the value of the bond.

It is often not possible to effectively hedge the currency risk associated with emerging market bonds because their currency markets are not sufficiently developed.

Proxy Hedge T. Rowe Price International might choose to use a proxy hedge, which is less costly than a direct hedge. In this case, a fund, having purchased a bond, will sell a currency whose value is believed to be closely linked to the currency in which the bond is denominated. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and because the relationships can be very unstable at times.

Forward contracts involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency moves may not occur exactly as T. Rowe Price International expected, so use of forward contracts could adversely affect a fund`s total return.

Costs of Hedging When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lessened if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar.

This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund`s dividend distribution and are not reflected in its yield. Instead, such costs will, over time, be reflected in a fund`s net asset value per share and total return.

Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid by the fund are classified as capital gains or ordinary income.

Reserve Position

A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or both of the T. Rowe Price internal money funds, the T. Rowe Price Government Reserve Investment Fund or the T. Rowe Price Reserve Investment Fund. These funds do not charge any management fees. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. Significant investments in reserves could compromise the ability to achieve fund objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

Borrowing Money and Transferring Assets

Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

Operating policy  Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

Futures and Options

Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates, bond prices, and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

Operating policies  Futures: Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. Options on securities: The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Swaps

Fund investments may be made in interest rate, index, total return, currency, and credit default swap agreements as well as options on swap agreements or swap options. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

There are risks in the use of swaps and swap options. Swaps could result in losses if interest or foreign currency exchange rates or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps can increase fund exposure to credit risk and could result in losses if we do not correctly evaluate the creditworthiness of the company or government on which the credit default swap is based. The use of swaps and swap options may not always be successful; using them could lower fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed a fund`s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out a fund`s investment at a reasonable price, which could turn an expected gain into a loss.

Operating policies  A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of total assets. Options on swaps: The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Lending of Portfolio Securities

Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

When-Issued Securities and Forwards

The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on fund investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund net asset value than if the fund did not purchase them.

Portfolio Turnover

Turnover is an indication of frequency of trading. The funds will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time a fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund`s portfolio turnover rate for the initial period of operations is not expected to exceed 100%.

Location of Company

The fund ordinarily invests in the securities of at least three countries; however, it may invest in the securities of one country, including the U.S., for temporary defensive purposes.

In determining the location of a company, the funds will generally rely on the designations set forth in the Morgan Stanley Classification Index.

The fund will normally invest at least 80% of its net assets in the securities of emerging market governments or companies located (as defined above) in emerging market countries.

Bond Ratings and High-Yield Bonds

Larger bond issues are evaluated by rating agencies such as Moody`s and Standard & Poor`s on the basis of the issuer`s ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price International research analysts also evaluate all portfolio holdings, including those rated by an outside agency. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

Bond ratings are not guarantees. They are estimates of an issuer`s financial strength. Ratings can change at any time due to real or perceived changes in an issuer`s credit or financial fundamentals.

Table 5 shows the rating scale used by several major rating agencies. T. Rowe Price International considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

Table 5  Ratings of Corporate Debt Securities
	Moody`sInvestorsService, Inc.		Standard& Poor`sCorporation	FitchRatings	Definition

Long Term	Aaa	AAA	AAA		Highest quality
	Aa	AA	AA		High quality
	A	A	A		Upper-medium grade
	Baa	BBB	BBB		Medium grade
	Ba	BB	BB		Speculative
	B	B	B		Highly speculative
	Caa	CCC	CCC		Vulnerable to default
	Ca	CC	CC		Default is imminent
	C	C	C		Probably in default
	Moody`s			S&P			Fitch Ratings
CommercialPaper	P-1	Superior quality	A-1+A-1	Extremely strong qualityStrong quality	F-1+F-1	Exceptionally strong qualityVery strong quality
	P-2	Strong quality	A-2	Satisfactory quality	F-2	Good credit quality
	P-3	Acceptable quality	A-3BC	Adequate qualitySpeculative qualityDoubtful quality	F-3	Fair credit quality

Disclosure of Fund Portfolio Information

The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be excluded for these purposes from a fund`s quarter-end holdings disclosure for more than one year. The fund also discloses its largest 10 holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets they represent. The quarter-end portfolio will remain on the Web site for one year. Each monthly top 10 list will remain on the web site for six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

Investing With T. Rowe Price 4

Account Requirements and Transaction Information

Tax Identification
Number

We must have your correct tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund`s net asset value (NAV) on the redemption date.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Financial Institution Services promptly.

Opening a New Account

$1,000,000 minimum initial investment

Important Information About Opening an Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

When you open an account for an entity, you will be required to provide the entity`s name, street address, and tax identification number as well as your name, residential street address, date of birth, and Social Security number as the person opening the account on behalf of the entity. Entities are also required to provide documents such as articles of incorporation, partnership agreements, trust documents, and other applicable records.

We will use this information to verify the identity of the entity and person opening the account. We will not be able to open the account for the entity until we receive all of this information. If we are unable to verify the identity of the entity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

Note: Shares may only be purchased and held by institutional investors. Institutional investors typically include banks, pension plans, and trust and investment companies. T. Rowe Price will not authorize the transfer of ownership from an institutional to a noninstitutional account. Shares held by noninstitutional accounts are subject to involuntary redemption at any time.

All initial and subsequent investments must be made by bank wire.

By Wire

Call Financial Institution Services at 1-800-638-8797 for an account number, assignment to a dedicated service representative, and wiring instructions.

In order to obtain an account number, you must supply the name, Social Security or employer identification number, and business street address for the account.

Complete a New Account Form and mail it, with proper documentation identifying your firm, to one of the appropriate T. Rowe Price addresses listed under "Exchanging and Redeeming Shares—By Mail."

Note: Investment will be made, but services may not be established and IRS penalty withholding may occur until we receive a signed New Account Form.

Purchasing Additional Shares

By Wire

Call Financial Institution Services or access troweprice.com for wiring instructions.

Exchanging and Redeeming Shares

Exchange Service

You can move money from one account to an existing, identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. For exchange policies, please see Transaction Procedures and Special Requirements—Excessive and Short-Term Trading.

Redemptions

Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers—By Wire under Information About Your Services. Please note that large purchase and redemption requests initiated through automated services, including the National Securities Clearing Corporation (NSCC), may be rejected and, in such instances, the transaction must be placed by contacting a service representative.

If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

For redemptions by electronic transfer, please see Information About Your Services.

By Mail

For each account involved, provide the account name and number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements — Signature Guarantees). Please use the appropriate address below:

via U.S. Postal Service

T. Rowe Price Financial Institution Services
P.O. Box 17603
Baltimore, MD 21297-1603

via private carriers/overnight services

T. Rowe Price Financial Institution Services
Mail Code: OM-4232
4515 Painters Mill Road
Owings Mills, MD 21117

Rights Reserved by the Funds

T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund or if required by law.

In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund`s management.

information about your Services

Financial Institution Services
1-800-638-8797

Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered.

Note: Corporate and other institutional accounts require documents showing the existence of the entity to open an account. For more information, call Financial Institution Services.

Retirement Plans

We offer a wide range of plans for institutions and large and small businesses: SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on these retirement plans, please call our Trust Company at 18004927670.

Telephone Services

Buy, sell, or exchange shares by calling one of our service representatives.

Electronic Transfers

Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

For information

Financial Institutions Division

1-800-638-8797 toll free
410-581-7290 in Baltimore

E163-040 11/29/06

A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-8797. These documents are also available at troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

1940 Act File No. 811-5833

This is the Statement of Additional Information for all of the funds listed below. It is divided into two parts (Part I and Part II). Part I contains information that is particular to each fund, while Part II contains information that generally applies to all of the funds in the T. Rowe Price family of funds (the "Price Funds").

The date of this Statement of Additional Information ("SAI") is November 30, 2006.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund—Advisor Class

T. Rowe Price Blue Chip Growth Fund—R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST ("California Tax-Free Funds")

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. Rowe Price Capital Appreciation Fund—Advisor Class

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund—Advisor Class

T. Rowe Price Capital Opportunity Fund—R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. Rowe Price Dividend Growth Fund—Advisor Class

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund—Advisor Class

T. Rowe Price Equity Income Fund—R Class

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund—Advisor Class

T. Rowe Price Growth Stock Fund—R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price High Yield Fund—Advisor Class

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC. ("Institutional Equity Funds")

T. Rowe Price Institutional Concentrated Large-Cap Value Fund

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Foreign Equity Fund

T. Rowe Price Institutional Global Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Emerging Europe & Mediterranean Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price Global Stock Fund—Advisor Class

T. Rowe Price International Bond Fund®

T. Rowe Price International Bond Fund—Advisor Class

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—Advisor Class

T. Rowe Price International Growth & Income Fund—R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—Advisor Class

T. Rowe Price International Stock Fund—R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund—Advisor Class

T. Rowe Price Mid-Cap Growth Fund—R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund—Advisor Class

T. Rowe Price Mid-Cap Value Fund—R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. Rowe Price New America Growth Fund—Advisor Class

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund—Advisor Class

T. Rowe Price New Income Fund—R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC. ("Personal Strategy Funds")

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. Rowe Price Real Estate Fund—Advisor Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC. ("TRP Reserve Investment Funds")

T. Rowe Price Government Reserve Investment Fund ("TRP Government Reserve Investment Fund")

T. Rowe Price Reserve Investment Fund ("TRP Reserve Investment Fund")

T. ROWE PRICE RETIREMENT FUNDS, INC. ("Retirement Funds")

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—Advisor Class

T. Rowe Price Retirement 2010 Fund—R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund—Advisor Class

T. Rowe Price Retirement 2020 Fund—R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund—Advisor Class

T. Rowe Price Retirement 2030 Fund—R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund—Advisor Class

T. Rowe Price Retirement 2040 Fund—R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement Income Fund

T. Rowe Price Retirement Income Fund—Advisor Class

T. Rowe Price Retirement Income Fund—R Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. Rowe Price Science & Technology Fund—Advisor Class

T. ROWE PRICE SHORTTERM BOND FUND, INC.

T. Rowe Price Short-Term Bond Fund—Advisor Class

T. ROWE PRICE SHORTTERM INCOME FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. Rowe Price Small-Cap Stock Fund—Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. Rowe Price Small-Cap Value Fund—Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC. ("Spectrum Funds")

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST ("State Tax-Free Funds")

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC. ("Summit Income Funds")

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. ("Summit Municipal Funds")

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC. ("Tax-Efficient Funds")

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. Rowe Price Tax-Free Income Fund—Advisor Class

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC. ("U.S. Treasury Funds")

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

T. Rowe Price Value Fund—Advisor Class

Mailing Address:
T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
1-800-638-5660

This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate current fund prospectus, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

Each fund`s financial statements for its most recent fiscal period and the Report of Independent Registered Public Accounting Firm are included in each fund`s annual or semiannual report and incorporated by reference into this Statement of Additional Information. The Global Stock Fund—Advisor Class, Institutional Concentrated Large-Cap Value Fund, Institutional Emerging Markets Bond Fund, Institutional Global Equity Fund, and Short-Term Income Fund have not been in existence for a long enough time to have complete financial statements.

If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660 and it will be sent to you at no charge. Please read this material carefully.

PART I — TABLE OF CONTENTS

	Page		Page

Management of the Funds	10	Distributor for the Funds	109
Principal Holders of Securities	66	Portfolio Transactions	111
Investment Management Agreements	88	Independent Registered Public Accounting Firm	132
Other Shareholder Services	105	Part II	136

References to the following are as indicated:

Internal Revenue Code of 1986 ("Code")

Investment Company Act of 1940 ("1940 Act")

Moody`s Investors Service, Inc. ("Moody`s")

Securities Act of 1933 ("1933 Act")

Securities and Exchange Commission ("SEC")

Securities Exchange Act of 1934 ("1934 Act")

Standard & Poor`s Corporation ("S&P")

T. Rowe Price Associates, Inc. ("T. Rowe Price")

T. Rowe Price International, Inc. ("T. Rowe Price International")

Advisor Class

The Advisor Class is a share class of its respective T. Rowe Price fund and is not a separate mutual fund. The Advisor Class shares are designed to be sold only through brokers, dealers, banks, insurance companies, and other financial intermediaries that provide various distribution and administrative services.

R Class

The R Class is a share class of its respective T. Rowe Price fund and is not a separate mutual fund. The R Class shares are designed to be sold only through various third-party intermediaries that offer employer-sponsored defined contribution retirement plans, including brokers, dealers, banks, insurance companies, retirement plan recordkeepers, and others.

TRP Government Reserve Investment and TRP Reserve Investment Funds

These funds are not available for direct purchase by members of the public.

Institutional Funds

These funds have a $1,000,000 initial investment minimum and are designed for institutional investors. Institutional investors typically include banks, pension plans, and trust and investment companies.

PART I

Below is a table showing the prospectus and shareholder report dates for each fund. The table also lists each fund`s category which should be used to identify groups of funds that are referenced throughout this SAI.
Fund	Fund Category	Fiscal Year End	Annual Report Date	Semiannual Report Date	Prospectus Date
Balanced	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
California Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
California Tax-Free Money	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Capital Appreciation	Equity	Dec 31	Dec 31	June 30	May 1
Capital Appreciation Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Capital Opportunity	Equity	Dec 31	Dec 31	June 30	May 1
Capital Opportunity Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Capital Opportunity Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Corporate Income	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Developing Technologies	Equity	Dec 31	Dec 31	June 30	May 1
Diversified Mid-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Diversified Small-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Dividend Growth	Equity	Dec 31	Dec 31	June 30	May 1
Dividend Growth Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Emerging Europe & Mediterranean	International Equity	Oct 31	Oct 31	Apr 30	March 1
Emerging Markets Bond	International Bond	Dec 31	Dec 31	June 30	May 1
Emerging Markets Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Equity Income	Equity	Dec 31	Dec 31	June 30	May 1
Equity Income Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Equity Income Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Equity Income Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Equity Income Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Equity Index 500	Index Equity	Dec 31	Dec 31	June 30	May 1
Equity Index 500 Portfolio	Index Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
European Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Extended Equity Market Index	Index Equity	Dec 31	Dec 31	June 30	May 1
Financial Services	Equity	Dec 31	Dec 31	June 30	May 1
Georgia Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Global Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Global Stock Fund—Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
Global Technology	Equity	Dec 31	Dec 31	June 30	May 1
GNMA	Taxable Bond	May 31	May 31	Nov 30	Oct 1
TRP Government Reserve Investment	Taxable Money	May 31	May 31	Nov 30	Oct 1
Growth & Income	Equity	Dec 31	Dec 31	June 30	May 1
Growth Stock	Equity	Dec 31	Dec 31	June 30	May 1
Growth Stock Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Growth Stock Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Health Sciences	Equity	Dec 31	Dec 31	June 30	May 1
Health Sciences Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Health Sciences Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
High Yield	Taxable Bond	May 31	May 31	Nov 30	Oct 1
High Yield Fund—Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Inflation Protected Bond	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Concentrated Large-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Core Plus	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Emerging Markets Bond	International Bond	Dec 31	Dec 31	June 30	May 1
Institutional Emerging Markets Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional Foreign Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional Global Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional High Yield	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Large-Cap Core Growth	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Large-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Large-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Mid-Cap Equity Growth	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Small-Cap Stock	Equity	Dec 31	Dec 31	June 30	May 1
International Bond	International Bond	Dec 31	Dec 31	June 30	May 1
International Bond Fund—Advisor Class	International Bond	Dec 31	Dec 31	June 30	May 1
International Discovery	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Equity Index	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Growth & Income	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Growth & Income Fund—Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Growth & Income Fund—R Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock Fund—Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock Fund—R Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock Portfolio	International Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Japan	International Equity	Oct 31	Oct 31	Apr 30	March 1
Latin America	International Equity	Oct 31	Oct 31	Apr 30	March 1
Limited-Term Bond Portfolio	Bond Variable Annuity	Dec 31	Dec 31	June 30	May 1
Limited-Term Bond Portfolio—II	Bond Variable Annuity	Dec 31	Dec 31	June 30	May 1
Maryland Short-Term Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Maryland Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Maryland Tax-Free Money	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Media & Telecommunications	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
New America Growth	Equity	Dec 31	Dec 31	June 30	May 1
New America Growth Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
New America Growth Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
New Asia	International Equity	Oct 31	Oct 31	Apr 30	March 1
New Era	Equity	Dec 31	Dec 31	June 30	May 1
New Horizons	Equity	Dec 31	Dec 31	June 30	May 1
New Income	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Income Fund—Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Income Fund—R Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Jersey Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
New York Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
New York Tax-Free Money	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Personal Strategy Balanced	Blended	May 31	May 31	Nov 30	Oct 1
Personal Strategy Balanced Portfolio	Blended Variable Annuity	Dec 31	Dec 31	June 30	May 1
Personal Strategy Growth	Blended	May 31	May 31	Nov 30	Oct 1
Personal Strategy Income	Blended	May 31	May 31	Nov 30	Oct 1
Prime Reserve	Taxable Money	May 31	May 31	Nov 30	Oct 1
Prime Reserve Portfolio	Money Variable Annuity	Dec 31	Dec 31	June 30	May 1
Real Estate	Equity	Dec 31	Dec 31	June 30	May 1
Real Estate Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
TRP Reserve Investment	Taxable Money	May 31	May 31	Nov 30	Oct 1
Retirement 2005	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2010	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2010 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2010 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2015	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2020	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2020 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2020 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2025	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2030	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2030 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2030 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2035	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2040	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2040 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2040 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2045 Fund	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement Income	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement Income Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement Income Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Science & Technology	Equity	Dec 31	Dec 31	June 30	May 1
Science & Technology Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Short-Term Bond	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Short-Term Bond Fund—Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Short-Term Income	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Small-Cap Stock	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Stock Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Value Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Spectrum Growth	Fund-of-Funds	Dec 31	Dec 31	June 30	May 1
Spectrum Income	Fund-of-Funds	Dec 31	Dec 31	June 30	May 1
Spectrum International	Fund-of-Funds	Dec 31	Dec 31	June 30	May 1
Summit Cash Reserves	Taxable Money	Oct 31	Oct 31	Apr 30	March 1
Summit GNMA	Taxable Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Income	Tax-Free Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Intermediate	Tax-Free Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Money Market	Tax-Free Money	Oct 31	Oct 31	Apr 30	March 1
Tax-Efficient Balanced	Equity	Feb 28	Feb 28	Aug 30	July 1
Tax-Efficient Growth	Equity	Feb 28	Feb 28	Aug 30	July 1
Tax-Efficient Multi-Cap Growth	Equity	Feb 28	Feb 28	Aug 30	July 1
Tax-Exempt Money	Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Tax-Free High Yield	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Income	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Income Fund—Advisor Class	Tax Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Short-Intermediate	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Total Equity Market Index	Index Equity	Dec 31	Dec 31	June 30	May 1
U.S. Bond Index	Index Bond	Oct 31	Oct 31	Apr 30	March 1
U.S. Treasury Intermediate	Taxable Bond	May 31	May 31	Nov 30	Oct 1
U.S. Treasury Long-Term	Taxable Bond	May 31	May 31	Nov 30	Oct 1
U.S. Treasury Money	Taxable Money	May 31	May 31	Nov 30	Oct 1
Value	Equity	Dec 31	Dec 31	June 30	May 1
Value Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Virginia Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1

MANAGEMENT OF THE FUNDS

The officers and directors* of the Price Funds are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each inside director and officer has been an employee of T. Rowe Price or T. Rowe Price International for five or more years.

Each fund is governed by a Board of Directors/Trustees ("Boards") that meets regularly to review a wide variety of matters affecting the funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Boards elect the funds` officers. The Boards also are responsible for performing various duties imposed on them by the 1940 Act, the laws of Maryland or Massachusetts, and other laws. At least 75% of Board members are independent of T. Rowe Price and T. Rowe Price International. The directors who are also employees or officers of T. Rowe Price are referred to as inside or interested directors. Each Board currently has three committees, described in the following paragraphs.

The Committee of Independent Directors, which consists of all of the independent directors of the funds, is responsible for selecting candidates for election as independent directors to fill vacancies on each fund`s Board. F. Pierce Linaweaver was chairman of the committee until his retirement on December 31, 2005. Effective January 1, 2006, Anthony W. Deering became chairman of the committee. The committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. The committee held four formal meetings in 2005.

The Joint Audit Committee is composed of Donald W. Dick, Jr., Karen N. Horn, and Theo C. Rodgers, all independent directors. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent registered public accounting firm of the Price Funds to review: (1) the services provided; (2) the findings of the most recent audits; (3) management`s response to the findings of the most recent audits; (4) the scope of the audits to be performed; (5) the accountants` fees; and (6) any accounting, tax, compliance, or other questions relating to particular areas of the Price Funds` operations or the operations of parties dealing with the Price Funds, as circumstances indicate. The Audit Committee met twice in 2005.

The funds` Executive Committee, consisting of the funds` interested director(s), has been authorized by its respective Board to exercise all powers of the Boards to manage the funds in the intervals between meetings of the Boards, except the powers prohibited by statute from being delegated. The Executive Committees of the Short-Term Bond Fund and Spectrum Fund, on behalf of the Spectrum Income Fund, met once in 2005.

* The term "director" is used to refer to directors or trustees, as applicable.

Independent Directors(a)

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships of Public Companies
Jeremiah E. Casey 1940 115 portfolios	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp) (1983 to 2002); Director, National Life Insurance (2001 to 2005); Director, The Rouse Company, real estate developers (1990 to 2004)
None
Anthony W. Deering 1945 115 portfolios	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Vornado Real Estate Investment Trust (3/04 to present); Director, Mercantile Bankshares (4/03 to present); Member, Advisory Board, Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)
Vornado Real Estate Investment Trust, Mercantile Bankshares, Deutsche Bank North America
Donald W. Dick, Jr. 1943 115 portfolios	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; Chairman, President, and Chief Executive Officer, The Haven Group, a custom manufacturer of modular homes (1/04 to present)
None
David K. Fagin 1938 115 portfolios	Chairman and President, Nye Corporation (6/88 to present); Director, Canyon Resources Corp. and Golden Star Resources Ltd. (5/92 to present), and Pacific Rim Mining Corp. (2/02 to present)	Golden Star Resources Ltd., Canyon Resources Corp., and Pacific Rim Mining Corp.
Karen N. Horn 1943 115 portfolios	Director, Federal National Mortgage Association (9/06 to present); Managing Director and President, Global Private Client Services, Marsh Inc. (1999 to 2003); Managing Director and Head of International Private Banking, Bankers Trust (1996 to 1999); Director, Georgia Pacific (5/04 to 12/05)
Federal National Mortgage Association, Georgia Pacific, Eli Lilly and Company, and Simon Property Group
F. Pierce Linaweaver(b) 1934	President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers	None
Theo C. Rodgers 1941 115 portfolios	President, A&R Development Corporation	None
John G. Schreiber 1946 115 portfolios	Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.	AMLI Residential Properties Trust

(a)All information about the directors was current as of December 31, 2005, except for the number of portfolios which is current as of the date of this Statement of Additional Information.

(b)Retired effective December 31, 2005.

Inside Directors(a)

The following persons are considered interested persons of the funds because they also serve as officers of the funds and/or T. Rowe Price and T. Rowe Price International. No more than two inside directors serve as directors of any fund.

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships of Public Companies
Edward C. Bernard 1956 115 portfolios	Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price International, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Savings Bank; Director, T. Rowe Price Global Asset Management Limited and T. Rowe Price Global Investment Services Limited; Chief Executive Officer, Chairman of the Board, Director, and President, T. Rowe Price Trust CompanyChairman of the Board, all funds
None
John H. Laporte; CFA 1945 15 portfolios	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust CompanyPresident, New Horizons Fund; Executive Vice President, Spectrum Funds; Vice President, Diversified Small-Cap Growth Fund, Health Sciences Fund, Personal Strategy Funds, and Retirement Funds
None
Mary J. Miller; CFA 1955 36 portfolios	Director and Vice President, T. Rowe Price;
Vice President, T. Rowe Price Group, Inc.President, California Tax-Free Income Trust, Institutional Income Funds, State Tax-Free Income Trust, Summit Municipal Funds, Tax-Free Income Fund, and U.S. Treasury Funds; Executive Vice President, Spectrum Funds; Vice President, GNMA Fund, Inflation Protected Bond Fund, Personal Strategy Funds, Prime Reserve Fund, TRP Reserve Investment Funds, Retirement Funds, Summit Funds, Tax-Efficient Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, and Tax-Free Short-Intermediate Fund
None
Brian C. Rogers; CFA, CIC 1955 62 portfolios	Chief Investment Officer, Director, and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust CompanyPresident, Equity Income Fund and Institutional Equity Funds; Vice President, Capital Appreciation Fund, Personal Strategy Funds, Retirement Funds, Spectrum Funds, and Value Fund
None

(a)All information about the directors was current as of December 31, 2005, except for the number of portfolios which is current as of the date of this Statement of Additional Information.

Retirement and Spectrum Funds (individually, a "Fund-of-Funds" and collectively, "Funds-of-Funds")

The management of the business and affairs of the Funds-of-Funds is the responsibility of the Board of Directors ("Board"). In exercising their responsibilities, the Board, among other things, will refer to the Special Servicing Agreement and policies and guidelines included in an Application for an Exemptive Order (and accompanying Notice and Order) issued by the SEC in connection with the Spectrum Funds (and which also applies to Retirement Funds). A majority of directors of the Funds-of-Funds are independent. However, the directors and officers of the Funds-of-Funds and certain directors and officers of T. Rowe Price and T. Rowe Price International also serve in similar positions with most of the various Price Funds in which the Retirement and Spectrum Funds invest (collectively "underlying Price funds"). Thus, if the interests of the Funds-of-Funds and the underlying Price funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how this latter group of persons fulfill their fiduciary duties to the Funds-of-Funds and the underlying Price funds. The directors of Funds-of-Funds believe they have structured the Funds-of-Funds to avoid these concerns. However, conceivably, a situation could occur where proper action for the Funds-of-Funds could be adverse to the interests of an underlying Price fund, or the reverse could occur. If such a possibility arises, the directors and officers of the affected funds, T. Rowe Price, and T. Rowe Price International will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

Term of Office and Length of Time Served

The directors serve until retirement, resignation, or election of a successor. The following table shows the year from which each director has served on each fund`s Board (or that of the corporation or trust of which the fund is a part).
Fund/Corporation/Trust	Independent Directors
	Casey	Deering	Dick	Fagin	Horn	Rodgers	Schreiber
Balanced	2005	2001	1991	1991	2003	2005	2001
Blue Chip Growth	2005	2001	1993	1993	2003	2005	2001
California Tax-Free Income Trust	2006	1986	2001	2001	2003	2005	1992
Capital Appreciation	2005	2001	1986	1988	2003	2005	2001
Capital Opportunity	2005	2001	1994	1994	2003	2005	2001
Corporate Income	2006	1995	2001	2001	2003	2005	1995
Developing Technologies	2005	2001	2000	2000	2003	2005	2001
Diversified Mid-Cap Growth	2005	2003	2003	2003	2003	2005	2003
Diversified Small-Cap Growth	2005	2001	1997	1997	2003	2005	2001
Dividend Growth	2005	2001	1992	1992	2003	2005	2001
Equity Income	2005	2001	1994	1988	2003	2005	2001
Equity Series	2005	2001	1994	1994	2003	2005	2001
Financial Services	2005	2001	1996	1996	2003	2005	2001
Fixed Income Series	2006	1994	2001	2001	2003	2005	1994
Global Technology	2005	2001	2000	2000	2003	2005	2001
GNMA	2006	1985	2001	2001	2003	2005	1992
Growth & Income	2005	2001	1982	1994	2003	2005	2001
Growth Stock	2005	2001	1980	1994	2003	2005	2001
Health Sciences	2005	2001	1995	1995	2003	2005	2001
High Yield	2006	1984	2001	2001	2003	2005	1992
Index Trust	2005	2001	1994	1994	2003	2005	2001
Inflation Protected Bond	2006	2002	2002	2002	2003	2005	2002
Institutional Equity	2005	2001	1996	1996	2003	2005	2001
Institutional Income	2006	2002	2002	2002	2003	2005	2002
Institutional International	2006	1991	1989	2001	2003	2006	2001
International	2006	1991	1988	2001	2003	2006	2001
International Index	2006	2000	2000	2001	2003	2006	2001
International Series	2006	1994	1994	2001	2003	2006	2001
Media & Telecommunications	2005	2001	1997	1997	2003	2005	2001
Mid-Cap Growth	2005	2001	1992	1992	2003	2005	2001
Mid-Cap Value	2005	2001	1996	1996	2003	2005	2001
New America Growth	2005	2001	1985	1994	2003	2005	2001
New Era	2005	2001	1994	1988	2003	2005	2001
New Horizons	2005	2001	1994	1988	2003	2005	2001
New Income	2006	1980	2001	2001	2003	2005	1992
Personal Strategy	2005	2001	1994	1994	2003	2005	2001
Prime Reserve	2006	1979	2001	2001	2003	2005	1992
Real Estate	2005	2001	1997	1997	2003	2005	2001
TRP Reserve Investment	2006	1997	2001	2001	2003	2005	1997
Retirement	2005	2002	2002	2002	2003	2005	2002
Science & Technology	2005	2001	1994	1994	2003	2005	2001
Short-Term Bond	2006	1983	2001	2001	2003	2005	1992
Short-Term Income	2006	2006	2006	2006	2006	2006	2006
Small-Cap Stock	2005	2001	1992	1992	2003	2005	2001
Small-Cap Value	2005	2001	1994	1994	2003	2005	2001
Spectrum	2005	2001	1999	1999	2003	2005	2001
State Tax-Free Income Trust	2006	1986	2001	2001	2003	2005	1992
Summit	2006	1993	2001	2001	2003	2005	1993
Summit Municipal	2006	1993	2001	2001	2003	2005	1993
Tax-Efficient	2005	2001	1997	1997	2003	2005	2001
Tax-Exempt Money	2006	1983	2001	2001	2003	2005	1992
Tax-Free High Yield	2006	1984	2001	2001	2003	2005	1992
Tax-Free Income	2006	1983	2001	2001	2003	2005	1992
Tax-Free Short-Intermediate	2006	1983	2001	2001	2003	2005	1992
U.S. Bond Index	2006	2000	2001	2001	2003	2005	2000
U.S. Treasury	2006	1989	2001	2001	2003	2005	1992
Value	2005	2001	1994	1994	2003	2005	2001

Fund/Corporation/Trust	Inside Directors
	Bernard	Laporte	Miller	Rogers
Balanced	2006	—	—	2006
Blue Chip Growth	2006	—	—	2006
California Tax-Free Income Trust	2006	—	2004	—
Capital Appreciation	2006	—	—	2006
Capital Opportunity	2006	1994	—	—
Corporate Income	2006	—	2004	—
Developing Technologies	2006	—	—	2006
Diversified Mid-Cap Growth	2006	—	—	2006
Diversified Small-Cap Growth	2006	1997	—	—
Dividend Growth	2006	—	—	2006
Equity Income	2006	—	—	2006
Equity Series	2006	1994	—	—
Financial Services	2006	—	—	2006
Fixed Income Series	2006	—	2004	—
Global Technology	2006	—	—	2006
GNMA	2006	—	2004	—
Growth & Income	2006	—	—	2006
Growth Stock	2006	—	—	2006
Health Sciences	2006	1995	—	—
High Yield	2006	—	2004	—
Index Trust	2006	—	—	2006
Inflation Protected Bond	2006	—	2004	—
Institutional Equity	2006	—	—	2006
Institutional Income	2006	—	2004	—
Institutional International	2006	—	—	2006
International	2006	—	—	2006
International Index	2006	—	—	2006
International Series	2006	—	—	2006
Media & Telecommunications	2006	—	—	2006
Mid-Cap Growth	2006	—	—	2006
Mid-Cap Value	2006	—	—	2006
New America Growth	2006	1985	—	—
New Era	2006	—	—	2006
New Horizons	2006	1988	—	—
New Income	2006	—	2004	—
Personal Strategy	2006	—	—	2006
Prime Reserve	2006	—	2004	—
Real Estate	2006	—	—	2006
TRP Reserve Investment	2006	—	2004	—
Retirement	2006	—	—	2006
Science & Technology	2006	1988	—	—
Short-Term Bond	2006	—	2004	—
Short-Term Income	2006	—	2006	—
Small-Cap Stock	2006	1994	—	—
Small-Cap Value	2006	1994	—	—
Spectrum	2006	—	—	2006
State Tax-Free Income Trust	2006	—	2004	—
Summit	2006	—	2004	—
Summit Municipal	2006	—	2004	—
Tax-Efficient	2006	—	—	2006
Tax-Exempt Money	2006	—	2004	—
Tax-Free High Yield	2006	—	2004	—
Tax-Free Income	2006	—	2004	—
Tax-Free Short-Intermediate	2006	—	2004	—
U.S. Bond Index	2006	—	2004	—
U.S. Treasury	2006	—	2004	—
Value	2006	—	—	2006

Officers

Fund	Name	Position Held With Fund
All funds	Roger L. Fiery III Gregory S. Golczewski Henry H. Hopkins Julie L. Waples Joseph A. Carrier Patricia B. LippertJohn R. Gilner	Vice President Vice President Vice President Vice President Treasurer Secretary Chief Compliance Officer

Fund	Name	Position Held With Fund
Balanced	Edmund M. Notzon III Richard T. Whitney E. Frederick Bair Stephen Boesel Wendy R. Diffenbaugh Raymond A. Mills Mark J. Vaselkiv (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President Vice President
Blue Chip Growth	Larry J. Puglia
P. Robert Bartolo
Peter J. Bates
D. Kyle Cerminara
Donald J. Easley
Henry M. Ellenbogen
Thomas J. Huber
Kris H. Jenner
Jason Nogueira
Timothy E. Parker
Karen M. Regan
Robert W. Sharps
Robert W. Smith
Joshua K. Spencer
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
California Tax-Free Income Trust California Tax-Free Bond California Tax-Free Money	Mary J. Miller
Joseph K. Lynagh
Konstantine B. Mallas
Hugh D. McGuirk
Steven G. Brooks
G. Richard Dent
Alan D. Levenson
James M. McDonald
Linda A. Murphy
M. Helena Condez
T. Dylan Jones
Timothy G. Taylor
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President

Capital Appreciation	John D. Linehan
Jeffrey W. Arricale
David R. Giroux
Andrew M. Brooks
Mark S. Finn
David M. Lee
Michael J. McGonigle
Sudhir Nanda
Brian C. Rogers
William J. Stromberg
David J. Wallack
(See preceding table for remaining officers)
President Executive Vice President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Capital Opportunity	William J. Stromberg
Kennard W. Allen
Jeffrey W. Arricale
Laurie M. Bertner
D. Kyle Cerminara
David J. Eiswert
Mark S. Finn
Ann M. Holcomb
Michael W. Holton
Philip A. Nestico
Charles G. Pepin
Robert T. Quinn
Joshua K. Spencer
Richard T. Whitney
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Corporate Income	David A. Tiberii Mark J. Vaselkiv Steven G. Brooks Jennifer A. Callaghan Vernon A. Reid, Jr. Thea N. Williams (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President
Developing Technologies	Jeffrey Rottinghaus
Kennard W. Allen
Laurie M. Bertner
Christopher W. Carlson
David J. Eiswert
Henry M. Ellenbogen
Hugh M. Evans III
Michael F. Sola
Joshua K. Spencer
Chirag Vasavada
Wenhua Zhang
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Diversified Mid-Cap Growth	Donald J. Peters Donald J. Easley Sudhir Nanda Philip A. Nestico John F. Wakeman Mark R. Weigman (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President
Diversified Small-Cap Growth	Paul W. Wojcik Richard T. Whitney E. Frederick Bair Donald J. Easley Christopher W. Edge John H. Laporte Sudhir Nanda Philip A. Nestico Donald J. Peters (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Dividend Growth	Thomas J. Huber
P. Robert Bartolo
David R. Giroux
Michael W. Holton
David M. Lee
Jason Nogueira
Timothy E. Parker
Donald J. Peters
Karen M. Regan
William J. Stromberg
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Equity Income	Brian C. Rogers Jeffrey W. Arricale Stephen Boesel Andrew M. Brooks Mark S. Finn David R. Giroux Michael W. Holton John D. Linehan William J. Stromberg (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Financial Services	Michael W. Holton
Jeffrey W. Arricale
D. Kyle Cerminara
Anna M. Dopkin
Christopher T. Fortune
Philip A. Nestico
Hwee Jan Ng
Joseph Rohm
Federico Santilli
Gabriel Solomon
Eric L. Veiel
J. David Wagner
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Global Technology	Robert N. Gensler
Jeffrey Rottinghaus
Kennard W. Allen
R. Scott Berg
David J. Eiswert
May Foo
Philip A. Nestico
Hiroaki Owaki
Michael F. Sola
Joshua K. Spencer
Chirag Vasavada
Wenhua Zhang
(See preceding table for remaining officers)
President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
GNMA	Connice A. Bavely Keir R. Joyce Alan D. Levenson Mary J. Miller John D. Wells (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President
Growth & Income	Anna M. Dopkin
Francisco Alonso
Timothy F. Bei
Laurie M. Bertner
David R. Giroux
Michael W. Holton
David M. Lee
Sudhir Nanda
Karen M. Regan
Robert W. Sharps
Joshua K. Spencer
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Growth Stock	Robert W. Smith
Robert W. Sharps
P. Robert Bartolo
D. Kyle Cerminara
Anna M. Dopkin
Henry M. Ellenbogen
Joseph B. Fath
Robert N. Gensler
Kris H. Jenner
D. James Prey III
Larry J. Puglia
Michael F. Sola
Joshua K. Spencer
(See preceding table for remaining officers)
President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Health Sciences	Kris H. Jenner
Laurie M. Bertner
G. Mark Bussard
Susan J. Klein
John H. Laporte
Jay S. Markowitz
Jason Nogueira
Charles G. Pepin
John C.A. Sherman
Taymour R. Tamaddon
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
High Yield	Mark J. Vaselkiv
Andrew M. Brooks
Paul A. Karpers
Kevin P. Loome
Michael J. McGonigle
Walter P. Stuart III
Thomas E. Tewksbury
Thea N. Williams
David C. Beers
Justin T. Gerbereux
Paul M. Massaro
Brian A. Rubin
(See preceding table for remaining officers)
President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice PresidentAssistant Vice President

Index Trust Equity Index 500 Extended Equity Market Index Total Equity Market Index	E. Frederick Bair Ken D. Uematsu Wendy R. Diffenbaugh Sudhir Nanda Richard T. Whitney Paul W. Wojcik (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President
Inflation Protected Bond	Daniel O. Shackelford
Connice A. Bavely
Brian J. Brennan
Alan D. Levenson
Cheryl A. Mickel
Mary J. Miller
Edmund M. Notzon III
Vernon A. Reid, Jr.
Jennifer A. Callaghan
Michael J. Grogan
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Institutional Equity Funds
 Institutional Concentrated Large-Cap Value
 Institutional Large-Cap Core Growth
 Institutional Large-Cap Growth
 Institutional Large-Cap Value
 Institutional Mid-Cap Equity Growth
 Institutional Small-Cap Stock

Brian C. Rogers
Brian W.H. Berghuis
John D. Linehan
Gregory A. McCrickard
Larry J. Puglia
Robert W. Sharps
Robert W. Smith
Preston G. Athey
Anna M. Dopkin
David R. Giroux
M. Campbell Gunn
Thomas J. Huber
Joseph M. Milano
Charles G. Pepin
John F. Wakeman
David J. Wallack
Richard T. Whitney
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President

Institutional Income Funds Institutional Core Plus Institutional High Yield	Mary J. Miller
Brian J. Brennan
Mark J. Vaselkiv
Connice A. Bavely
Andrew M. Brooks
Michael J. Conelius
Paul A. Karpers
Ian D. Kelson
Kevin P. Loome
Michael J. McGonigle
Daniel O. Shackelford
Walter P. Stuart III
Thomas E. Tewksbury
David A. Tiberii
Thea N. Williams
David C. Beers
Justin T. Gerbereux
Paul M. Massaro
Brian A. Rubin
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President

Institutional International Funds Institutional Emerging Markets Bond Institutional Emerging Markets Equity Institutional Foreign Equity Institutional Global Equity	David J.L. Warren
Christopher D. Alderson
R. Scott Berg
Mark C.J. Bickford-Smith
Robert N. Gensler
M. Campbell Gunn
R. Todd Ruppert
Dean Tenerelli
William F. Wendler II
Edward A. Wiese
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
International Funds
 Emerging Europe & Mediterranean
 Emerging Markets Bond
 Emerging Markets Stock
 European Stock
 Global Stock
 International Bond
 International Discovery
 International Growth & Income
 International Stock
 Japan
 Latin America
 New Asia

David J.L. Warren
Mark C.J. Bickford-Smith
Frances Dydasco
Robert N. Gensler
Raymond A. Mills
Christopher D. Alderson
M. Kamran Baig
P. Robert Bartolo
R. Scott Berg
Brian J. Brennan
Michael J. Conelius
Mark J.T. Edwards
Henry M. Ellenbogen
M. Campbell Gunn
Michael W. Holton
Kris H. Jenner
Ian D. Kelson
John D. Linehan
Anh Lu
Philip A. Nestico
Charles M. Ober
David Oestreicher
Gonzalo Px87 ngaro
Christopher J. Rothery
Robert W. Sharps
Robert W. Smith
Michael F. Sola
Dean Tenerelli
Justin Thomson
William F. Wendler II
Richard T. Whitney
Edward A. Wiese
Clive Williams
Ann B. Cranmer
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President

International Index Fund International Equity Index	E. Frederick Bair Neil Smith Ken D. Uematsu Richard T. Whitney Paul W. Wojcik (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President
Media & Telecommunications	Robert N. Gensler
P. Robert Bartolo
Henry M. Ellenbogen
Ulle Adamson
Kara Cheseby
David J. Eiswert
Joseph B. Fath
May Foo
Jean Medecin
Curt J. Organt
D. James Prey III
Robert W. Smith
Christopher S. Whitehouse
Ernest C. Yeung
Wenhua Zhang
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President

Mid-Cap Growth	Brian W.H. Berghuis
John F. Wakeman
Kennard W. Allen
P. Robert Bartolo
Timothy F. Bei
R. Scott Berg
Henry M. Ellenbogen
Kris H. Jenner
Robert J. Marcotte
Joseph M. Milano
Jeffrey Rottinghaus
Taymour R. Tamaddon
(See preceding table for remaining officers)
President Executive Vice PresidentVice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Mid-Cap Value	David J. Wallack
P. Robert Bartolo
Laurie M. Bertner
Christopher W. Carlson
Kara Cheseby
Henry M. Ellenbogen
Gregory A. McCrickard
Heather K. McPherson
Joseph M. Milano
J. David Wagner
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
New America Growth	Joseph M. Milano
Francisco Alonso
Jeffrey W. Arricale
R. Scott Berg
Brian W.H. Berghuis
Robert J. Marcotte
Jason Nogueira
Jeffrey Rottinghaus
Robert W. Sharps
Robert W. Smith
Eric L. Veiel
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
New Era	Charles M. Ober Mark S. Finn Susan J. Klein David M. Lee John D. Linehan Heather K. McPherson Christian M. O`Neill Timothy E. Parker David J. Wallack (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
New Horizons	John H. Laporte
Kennard W. Allen
Francisco Alonso
P. Robert Bartolo
R. Scott Berg
Brian W.H. Berghuis
Christopher W. Carlson
Hugh M. Evans III
Joseph B. Fath
Kris H. Jenner
Jay S. Markowitz
Jason Nogueira
Timothy E. Parker
Jeffrey Rottinghaus
Michael F. Sola
John F. Wakeman
Wenhua Zhang
Francies W. Hawks
(See preceding table for remaining officers)
President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President

New Income	Daniel O. Shackelford
Connice A. Bavely
Brian J. Brennan
Alan D. Levenson
Edmund M. Notzon III
Vernon A. Reid, Jr.
David A. Tiberii
Jennifer A. Callaghan
Michael J. Grogan
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Personal Strategy Funds Personal Strategy Balanced Personal Strategy Growth Personal Strategy Income	Edmund M. Notzon III
Stephen Boesel
Larry J. Puglia
Kenneth D. Fuller
John H. Laporte
Mary J. Miller
Raymond A. Mills
Brian C. Rogers
Charles M. Shriver
Mark J. Vaselkiv
Richard T. Whitney
(See preceding table for remaining officers)
President Executive Vice President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Prime Reserve	James M. McDonald Steven G. Brooks Brian E. Burns Alisa Fiumara Alan D. Levenson Joseph K. Lynagh Mary J. Miller Susan G. Troll Edward A. Wiese Terri L. Hett (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Real Estate	David M. Lee Richard N. Clattenburg Anna M. Dopkin Joseph B. Fath Thomas J. Huber Philip A. Nestico Charles M. Ober Theodore E. Robson (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
TRP Reserve Investment Funds TRP Government Reserve Investment TRP Reserve Investment	James M. McDonald Steven G. Brooks Brian E. Burns Alan D. Levenson Joseph K. Lynagh Mary J. Miller Edward A. Wiese Terri L. Hett (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Retirement Funds Retirement 2005 Retirement 2010 Retirement 2015 Retirement 2020 Retirement 2025 Retirement 2030 Retirement 2035 Retirement 2040 Retirement 2045 Retirement Income	Edmund M. Notzon III
Stephen Boesel
Brian W.H. Berghuis
Jerome A. Clark
Kenneth D. Fuller
John H. Laporte
David M. Lee
Gregory A. McCrickard
Mary J. Miller
Larry J. Puglia
Brian C. Rogers
Mark J. Vaselkiv
David J.L. Warren
Richard T. Whitney
Edward A. Wiese
(See preceding table for remaining officers)
President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President

Science & Technology	Michael F. Sola
Kennard W. Allen
Donald J. Easley
David J. Eiswert
Henry M. Ellenbogen
Robert N. Gensler
Jill L. Hauser
D. James Prey III
Jeffrey Rottinghaus
Joshua K. Spencer
Chirag Vasavada
Wenhua Zhang
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Short-Term Bond	Edward A. Wiese
Connice A. Bavely
Brian J. Brennan
Steven G. Brooks
Jennifer A. Callaghan
Charles B. Hill
Cheryl A. Mickel
Vernon A. Reid, Jr.
Daniel O. Shackelford
John D. Wells
Bridget A. Ebner
Michael J. Grogan
Keir R. Joyce
(See preceding table for remaining officers)
President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President

Short-Term Income	Edward A. Wiese
Brian J. Brennan
Brian E. Burns
Jennifer A. Callaghan
Jerome A. Clark
Wyatt A. Lee
James M. McDonald
Edmund M. Notzon III
Vernon A. Reid, Jr.
Michael F. Reinartz
Danniel O. Shackelford
John D. Wells
Bridget A. Ebner
Keir R. Joyce
President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President

Small-Cap Stock	Gregory A. McCrickard
Francisco Alonso
Preston G. Athey
Ira W. Carnahan
Hugh M. Evans III
Robert J. Marcotte
Jay S. Markowitz
Joseph M. Milano
Curt J. Organt
Jeffrey Rottinghaus
J. David Wagner
Wenhua Zhang
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Small-Cap Value	Preston G. Athey Hugh M. Evans III Susan J. Klein Gregory A. McCrickard Curt J. Organt J. David Wagner David J. Wallack Zhang Wenhua Francies W. Hawks (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Spectrum Funds Spectrum Growth Spectrum Income Spectrum International	Edmund M. Notzon III
John H. Laporte
Mary J. Miller
David J.L. Warren
Mark C.J. Bickford-Smith
Kenneth D. Fuller
Raymond A. Mills
Brian C. Rogers
Charles M. Shriver
Robert W. Smith
(See preceding table for remaining officers)
President Executive Vice President Executive Vice President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President
State Tax-Free Income Trust
 Georgia Tax-Free Bond
 Maryland Short-Term Tax-Free Bond
 Maryland Tax-Free Bond
 Maryland Tax-Free Money
 New Jersey Tax-Free Bond
 New York Tax-Free Bond
 New York Tax-Free Money
 Virginia Tax-Free Bond

Mary J. Miller
Charles B. Hill
Joseph K. Lynagh
Konstantine B. Mallas
Hugh D. McGuirk
Steven G. Brooks
Jonathan M. Chirunga
G. Richard Dent
Marcy M. Lash
Alan D. Levenson
James M. McDonald
Linda A. Murphy
M. Helena Condez
T. Dylan Jones
Philip J. Kligman
Timothy G. Taylor
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President

Summit Funds Summit Cash Reserves Summit GNMA	Edward A. Wiese
Connice A. Bavely
James M. McDonald
Steven G. Brooks
Brian E. Burns
Alisa Fiumara
Keir R. Joyce
Alan D. Levenson
Joseph K. Lynagh
Cheryl A. Mickel
Mary J. Miller
Susan G. Troll
John D. Wells
Terri L. Hett
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President

Summit Municipal Funds Summit Municipal Money Market Summit Municipal Intermediate Summit Municipal Income	Mary J. Miller
Charles B. Hill
Joseph K. Lynagh
Konstantine B. Mallas
Steven G. Brooks
G. Richard Dent
Alan D. Levenson
James M. McDonald
Hugh D. McGuirk
James M. Murphy
Edward A. Wiese
M. Helena Condez
T. Dylan Jones
Philip J. Kligman
Timothy G. Taylor
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President

Tax-Efficient Funds Tax-Efficient Balanced Tax-Efficient Growth Tax-Efficient Multi-Cap Growth	Donald J. Peters Hugh D. McGuirk Donald J. Easley Jill L. Hauser Mary J. Miller William J. Stromberg Mark R. Weigman Philip J. Kligman (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Tax-Exempt Money	Joseph K. Lynagh Steven G. Brooks G. Richard Dent Marcy M. Lash Alan D. Levenson James M. McDonald Mary J. Miller Edward A. Wiese M. Helena Condez T. Dylan Jones (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Tax-Free High Yield	James M. Murphy
R. Lee Arnold, Jr.
G. Richard Dent
Charles B. Hill
Marcy M. Lash
Konstantine B. Mallas
Hugh D. McGuirk
Mary J. Miller
Philip J. Kligman
Timothy G. Taylor
(See preceding table for remaining officers)
President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Tax-Free Income	Mary J. Miller Jonathan M. Chirunga G. Richard Dent Charles B. Hill Marcy M. Lash Konstantine B. Mallas Hugh D. McGuirk James M. Murphy Timothy G. Taylor (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Tax-Free Short-Intermediate	Charles B. Hill Marcy M. Lash Konstantine B. Mallas Hugh D. McGuirk Mary J. Miller Edward A. Wiese Philip J. Kligman Timothy G. Taylor (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
U.S. Bond Index	Edmund M. Notzon III Charles M. Shriver Robert M. Larkins (See preceding table for remaining officers)	President Executive Vice President Vice President
U.S. Treasury Funds U.S. Treasury Intermediate U.S. Treasury Long-Term U.S. Treasury Money	Mary J. Miller
Brian J. Brennan
James M. McDonald
Cheryl A. Mickel
Steven G. Brooks
Brian E. Burns
Alan D. Levenson
Joseph K. Lynagh
Vernon A. Reid, Jr.
Daniel O. Shackelford
Michael J. Grogan
Terri L. Hett
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President

Value	John D. Linehan Jeffrey W. Arricale Stephen Boesel Andrew M. Brooks Kara Cheseby David R. Giroux Michael W. Holton Heather K. McPherson Brian C. Rogers (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President

Officers

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
Ulle Adamson, 1979 Vice President, T. Rowe Price International, Inc.; formerly student, Sussex University and Stockholm School of Economics (to 2003); CFA	Vice President, Media & Telecommunications Fund
Christopher D. Alderson, 1962 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Institutional International Funds and International Funds
Kennard W. Allen, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Opportunity Fund, Developing Technologies Fund, Global Technology Fund, Mid-Cap Growth Fund, New Horizons Fund, and Science & Technology Fund
Francisco Alonso, 1978 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Growth & Income Fund, New America Growth Fund, New Horizons Fund, and Small-Cap Stock Fund
R. Lee Arnold, Jr., 1970 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Executive Vice President, Tax-Free High Yield Fund
Jeffrey W. Arricale, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Executive Vice President, Capital Appreciation Fund; Vice President, Capital Opportunity Fund, Equity Income Fund, Financial Services Fund, New America Growth Fund, and Value Fund
Preston G. Athey, 1949 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CIC	President, Small-Cap Value Fund; Vice President, Institutional Equity Funds and Small-Cap Stock Fund
M. Kamran Baig, 1962
Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; formerly Head of European Research and Senior Portfolio Manager/Research Analyst, Goldman Sachs Asset Management (to 2004)
Vice President, International Funds
E. Frederick Bair, 1969 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CPA	President, Index Trust and International Index Fund; Vice President, Balanced Fund and Diversified Small-Cap Growth Fund
P. Robert Bartolo, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Executive Vice President, Media & Telecommunications Fund; Vice President, Blue Chip Growth Fund, Dividend Growth Fund, Growth Stock Fund, International Funds, Mid-Cap Growth Fund, Mid-Cap Value Fund, and New Horizons Fund

Peter J. Bates, 1974 Vice President, T. Rowe Price; formerly intern, T. Rowe Price (to 2004) and Vice President of Finance, Rent-A-Center, Inc. (to 2003); CFA	Vice President, Blue Chip Growth Fund
Connice A. Bavely, 1951 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, GNMA Fund; Executive Vice President, Summit Funds; Vice President, Inflation Protected Bond Fund, Institutional Income Funds, New Income Fund, and Short-Term Bond Fund
David C. Beers, 1970
Assistant Vice President, T. Rowe Price; formerly, High Yield Analyst, Chartwell Investment Partners and Business Analyst/Software Developer, Morgan Stanley Investment Management (to 2004); CFA
Assistant Vice President, High Yield Fund and Institutional Income Funds
Timothy F. Bei, 1973 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly student, University of Virginia (to 2003)	Vice President, Growth & Income Fund and Mid-Cap Growth Fund
R. Scott Berg, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly student, Stanford Graduate School of Business (to 2002)	Vice President, Global Technology Fund, Institutional International Funds, International Funds, Mid-Cap Growth Fund, New America Growth Fund, and New Horizons Fund
Brian W.H. Berghuis, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Mid-Cap Growth Fund; Executive Vice President, Institutional Equity Funds; Vice President, New America Growth Fund, New Horizons Fund, and Retirement Funds
Laurie M. Bertner, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Opportunity Fund, Developing Technologies Fund, Growth & Income Fund, Health Sciences Fund, and Mid-Cap Value Fund
Mark C.J. Bickford-Smith, 1962 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Executive Vice President, International Funds; Vice President, Institutional International Funds and Spectrum Funds
Stephen Boesel, 1944 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President, Personal Strategy Funds and Retirement Funds; Vice President Balanced Fund, Equity Income Fund, and Value Fund
Brian J. Brennan, 1964 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	Executive Vice President, Institutional Income Funds and U.S. Treasury Funds; Vice President, Inflation Protected Bond Fund, International Funds, New Income Fund, Short-Term Bond Fund, and Short-Term Income Fund

Andrew M. Brooks, 1956 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund, Equity Income Fund, High Yield Fund, Institutional Income Funds, and Value Fund
Steven G. Brooks, 1954 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, California Tax-Free Funds, Corporate Income Fund, Prime Reserve Fund, TRP Reserve Investment Funds, Short-Term Bond Fund, State Tax-Free Funds, Summit Funds, Summit Municipal Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds

Brian E. Burns, 1960 Vice President, T. Rowe Price	Vice President, Prime Reserve Fund, TRP Reserve Investment Funds, Short-Term Income Fund, Summit Funds, and U.S. Treasury Funds
G. Mark Bussard, 1972
Employee, T. Rowe Price; formerly Co-founder and Chief Operating Officer, Rivanna Pharmaceuticals (to 2006); formerly student, Darden Graduate School of Business and University of Virginia (to 2004); Research Assistant Professor, University of Virginia (to 2002)
Vice President, Health Sciences Fund
Jennifer A. Callaghan, 1969 Vice President, T. Rowe Price	Vice President, Corporate Income Fund, Short-Term Bond Fund, and Short-Term Income Fund; Assistant Vice President, Inflation Protected Bond Fund and New Income Fund
Christopher W. Carlson, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Developing Technologies Fund, Mid-Cap Value Fund, and New Horizons Fund
Ira W. Carnahan, 1963 Employee, T. Rowe Price; formerly Associate Editor, Forbes Magazine (to 2005)	Vice President, Small-Cap Stock Fund
Joseph A. Carrier, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company; CPA	Treasurer, all funds
D. Kyle Cerminara, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Blue Chip Growth Fund, Capital Opportunity Fund, Financial Services Fund, and Growth Stock Fund
Kara Cheseby, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Media & Telecommunications Fund, Mid-Cap Value Fund, and Value Fund
Jonathan M. Chirunga, 1966 Vice President, T. Rowe Price	Vice President, State Tax-Free Funds and Tax-Free Income Fund
Jerome A. Clark, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company; CFA	Vice President, Retirement Funds and Short-Term Income Fund
Richard N. Clattenburg, 1979 Employee, T. Rowe Price; formerly Financial Analyst, Goldman Sachs (to 2005)	Vice President, Real Estate Fund
M. Helena Condez, 1962 Assistant Vice President, T. Rowe Price	Assistant Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, and Tax-Exempt Money Fund
Michael J. Conelius, 1964 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; CFA	Vice President, Institutional Income Funds and International Funds
Ann B. Cranmer, 1947
Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; Vice President and Secretary, T. Rowe Price Global Asset Management Limited and T. Rowe Price Global Investment Services Limited; FCIS
Assistant Vice President, International Funds
G. Richard Dent, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, and Tax-Free Income Fund
Wendy R. Diffenbaugh, 1953 Vice President, T. Rowe Price	Vice President, Balanced Fund and Index Trust
Anna M. Dopkin, 1967 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Growth & Income Fund; Vice President, Financial Services Fund, Growth Stock Fund, Institutional Equity Funds, and Real Estate Fund
Frances Dydasco, 1966 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Executive Vice President, International Funds
Donald J. Easley, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Blue Chip Growth Fund, Diversified Mid-Cap Growth Fund, Diversified Small-Cap Growth Fund, Science & Technology Fund, and Tax-Efficient Funds
Bridget A. Ebner, 1970 Assistant Vice President, T. Rowe Price	Assistant Vice President, Short-Term Bond Fund and Short-Term Income Fund
Christopher W. Edge, 1969 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Diversified Small-Cap Growth Fund
Mark J.T. Edwards, 1957 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
David J. Eiswert, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Analyst, Mellon Growth Advisors and Fidelity Management and Research (to 2003); CFA	Vice President, Capital Opportunity Fund, Developing Technologies Fund, Global Technology Fund, Media & Telecommunications Fund, and Science & Technology Fund
Henry M. Ellenbogen, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Media & Telecommunications Fund; Vice President, Blue Chip Growth Fund, Developing Technologies Fund, Growth Stock Fund, International Funds, Mid-Cap Growth Fund, Mid-Cap Value Fund, and Science & Technology Fund

Hugh M. Evans III, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Developing Technologies Fund, New Horizons Fund, Small-Cap Stock Fund, and Small-Cap Value Fund
Joseph B. Fath, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Vice President, Growth Stock Fund, Media & Telecommunications Fund, New Horizons Fund, and Real Estate Fund
Roger L. Fiery III, 1959 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company; CPA	Vice President, all funds
Mark S. Finn, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA, CPA	Vice President, Capital Appreciation Fund, Capital Opportunity Fund, Equity Income Fund, and New Era Fund
Alisa Fiumara, 1974 Vice President, T. Rowe Price; CFA	Vice President, Prime Reserve Fund and Summit Funds
May Foo, 1977 Employee, T. Rowe Price; CFA	Vice President, Global Technology Fund and Media & Telecommunications Fund
Christopher T. Fortune, 1973 Employee, T. Rowe Price; formerly intern, Hillman Capital Management (to 2005)	Vice President, Financial Services Fund
Kenneth D. Fuller, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Personal Strategy Funds, Retirement Funds, and Spectrum Funds
Robert N. Gensler, 1957 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	President, Global Technology Fund and Media & Telecommunications Fund; Executive Vice President, International Funds; Vice President, Growth Stock Fund, Institutional International Funds, and Science & Technology Fund

Justin T. Gerbereux, 1975
Vice President, T. Rowe Price; formerly student, Mary Washington College and Darden School of Business Administration, University of Virginia (to 2003); Equity Research Intern, Mellon Growth Advisors, LLC. (to 2002); and Senior Investment Associate and Investment Performance Analyst, Cambridge Associates, LLC. (to 2001); CFA
Assistant Vice President, High Yield Fund and Institutional Income Funds
John R. Gilner, 1961 Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc. and T. Rowe Price Investment Services, Inc.	Chief Compliance Officer, all funds
David R. Giroux, 1975 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Executive Vice President, Capital Appreciation Fund; Vice President, Dividend Growth Fund, Equity Income Fund, Growth & Income Fund, Institutional Equity Funds, and Value Fund
Gregory S. Golczewski, 1966 Vice President, T. Rowe Price and T. Rowe Price Trust Company	Vice President, all funds
Michael J. Grogan, 1971 Assistant Vice President, T. Rowe Price; CFA	Assistant Vice President, Inflation Protected Bond Fund, New Income Fund, Short-Term Bond Fund, and U.S. Treasury Funds
M. Campbell Gunn, 1956 Vice President, T. Rowe Price Global Investment Services Limited, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Vice President, Institutional Equity Funds, Institutional International Funds, and International Funds
Jill L. Hauser, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Science & Technology Fund, and Tax-Efficient Funds
Francies W. Hawks, 1944 Assistant Vice President, T. Rowe Price	Assistant Vice President, New Horizons Fund and Small-Cap Value Fund
Terri L. Hett, 1959 Employee, T. Rowe Price	Assistant Vice President, Prime Reserve Fund, TRP Reserve Investment Funds, Summit Funds, and U.S. Treasury Funds
Charles B. Hill, 1961 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Tax-Free Short-Intermediate Fund; Executive Vice President, State Tax-Free Funds and Summit Municipal Funds; Vice President, Short-Term Bond Fund, Tax-Free High Yield Fund, and Tax-Free Income Fund

Ann M. Holcomb, 1972 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	Vice President, Capital Opportunity Fund
Michael W. Holton, 1968 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Financial Services Fund; Vice President, Capital Opportunity Fund, Dividend Growth Fund, Equity Income Fund, Growth & Income Fund, International Funds, and Value Fund
Henry H. Hopkins, 1942
Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.
Vice President, all funds
Thomas J. Huber, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Dividend Growth Fund; Vice President, Blue Chip Growth Fund, Institutional Equity Funds, and Real Estate Fund
Kris H. Jenner, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; M.D., D. Phil.	President, Health Sciences Fund; Vice President, Blue Chip Growth Fund, Growth Stock Fund, International Funds, Mid-Cap Growth Fund, and New Horizons Fund
T. Dylan Jones, 1971 Assistant Vice President, T. Rowe Price	Assistant Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, and Tax-Exempt Money Fund
Keir R. Joyce, 1972 Vice President, T. Rowe Price	Vice President, GNMA Fund and Summit Funds; Assistant Vice President, Short-Term Bond Fund and Short-Term Income Fund
Paul A. Karpers, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, High Yield Fund and Institutional Income Funds
Ian D. Kelson, 1956 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Vice President, Institutional Income Funds and International Funds
Susan J. Klein, 1950 Vice President, T. Rowe Price	Vice President, Health Sciences Fund, New Era Fund, and Small-Cap Value Fund
Philip J. Kligman, 1974 Assistant Vice President, T. Rowe Price; CFA	Assistant Vice President, State Tax-Free Funds, Summit Municipal Funds, Tax-Efficient Funds, Tax-Free High Yield Fund, and Tax-Free Short-Intermediate Fund
Robert M. Larkins, 1973 Vice President, T. Rowe Price; formerly student, The Wharton School, University of Pennsylvania (to 2003); Research Engineer, The Dow Chemical Company (to 2001)	Vice President, U.S. Bond Index Fund
Marcy M. Lash, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, State Tax-Free Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund
David M. Lee, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Real Estate Fund; Vice President, Capital Appreciation Fund, Dividend Growth Fund, Growth & Income Fund, New Era Fund, and Retirement Funds
Alan D. Levenson, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Ph.D.	Vice President, California Tax-Free Funds, GNMA Fund, Inflation Protected Bond Fund, New Income Fund, Prime Reserve Fund, TRP Reserve Investment Funds, State Tax-Free Funds, Summit Funds, Summit Municipal Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds

John D. Linehan, 1965 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Capital Appreciation Fund and Value Fund; Executive Vice President, Institutional Equity Funds; Vice President, Equity Income Fund, International Funds, and New Era Fund
Patricia B. Lippert, 1953 Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.	Secretary, all funds
Kevin P. Loome, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, High Yield Fund and Institutional Income Funds
Anh Lu, 1968 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
Joseph K. Lynagh, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Tax-Exempt Money Fund; Executive Vice President, California Tax-Free Funds, State Tax-Free Funds, and Summit Municipal Funds; Vice President, Prime Reserve Fund, TRP Reserve Investment Funds, Summit Funds, and U.S. Treasury Funds

Konstantine B. Mallas, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, California Tax-Free Funds, State Tax-Free Funds, and Summit Municipal Funds; Vice President, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund

Robert J. Marcotte, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Mid-Cap Growth Fund, New America Growth Fund, and Small-Cap Stock Fund
Jay S. Markowitz, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; M.D.	Vice President, Health Sciences Fund, New Horizons Fund, and Small-Cap Stock Fund
Paul M. Massaro, 1975
Vice President, T. Rowe Price; formerly student, The Wharton Business School, University of Pennsylvania (to 2003); Equity Research Employee, Banc of America Securities and J.P. Morgan Chase (to 2002); CFA
Assistant Vice President, High Yield Fund and Institutional Income Funds
Gregory A. McCrickard, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Small-Cap Stock Fund; Executive Vice President, Institutional Equity Funds; Vice President, Mid-Cap Value Fund, Retirement Funds, and Small-Cap Value Fund
James M. McDonald, 1949 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, Prime Reserve Fund and TRP Reserve Investment Funds; Executive Vice President, Summit Funds and U.S. Treasury Funds; Vice President, California Tax-Free Funds, Short-Term Income Fund, State Tax-Free Funds, Summit Municipal Funds, and Tax-Exempt Money Fund

Michael J. McGonigle, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund, High Yield Fund, and Institutional Income Funds
Hugh D. McGuirk, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Executive Vice President, California Tax-Free Funds, State Tax-Free Funds, and Tax-Efficient Funds; Vice President, Summit Municipal Funds, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund

Heather K. McPherson, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Vice President, Mid-Cap Value Fund, New Era Fund, and Value Fund
Jean Medecin, 1971 Vice President, T. Rowe Price International, Inc.; formerly employee, Credit Lyonnais Asset Management/Credit Agricole Asset Management (to 2006)	Vice President, Media & Telecommunications Fund
Cheryl A. Mickel, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Executive Vice President, U.S. Treasury Funds; Vice President, Inflation Protected Bond Fund, Short-Term Bond Fund, and Summit Funds
Joseph M. Milano, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, New America Growth Fund; Vice President, Institutional Equity Funds, Mid-Cap Growth Fund, Mid-Cap Value Fund, and Small-Cap Stock Fund
Raymond A. Mills, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; Ph.D., CFA	Executive Vice President, International Funds; Vice President, Balanced Fund, Personal Strategy Funds, and Spectrum Funds
James M. Murphy, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Tax-Free High Yield Fund; Vice President, Summit Municipal Funds and Tax-Free Income Fund
Linda A. Murphy, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, California Tax-Free Funds and State Tax-Free Funds
Sudhir Nanda, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Ph.D., CFA	Vice President, Capital Appreciation Fund, Diversified Mid-Cap Growth Fund, Diversified Small-Cap Growth Fund, Growth & Income Fund, and Index Trust
Philip A. Nestico, 1976 Vice President, T. Rowe Price	Vice President, Capital Opportunity Fund, Diversified Mid-Cap Growth Fund, Diversified Small-Cap Growth Fund, Financial Services Fund, Global Technology Fund, International Funds, and Real Estate Fund
Hwee Jan Ng, 1966
Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; formerly Vice President of Equity Research, Merrill Lynch Investment Managers in Singapore (to 2005); CFA
Vice President, Financial Services Fund
Jason Nogueira, 1974 Vice President, T. Rowe Price; formerly Healthcare Equity Analyst, Putnam Investments (to 2004); student, Harvard Business School (to 2003); CFA	Vice President, Blue Chip Growth Fund, Dividend Growth Fund, Health Sciences Fund, New America Growth Fund, and New Horizons Fund
Edmund M. Notzon III, 1945 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company; Ph.D., CFA	President, Balanced Fund, Personal Strategy Funds, Retirement Funds, Spectrum Funds, and U.S. Bond Index Fund; Vice President, Inflation Protected Bond Fund, New Income Fund, and Short-Term Income Fund

Charles M. Ober, 1950 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, New Era Fund; Vice President, International Funds and Real Estate Fund
David Oestreicher, 1967
Vice President, T. Rowe Price, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company
Vice President, International Funds
Christian M. O`Neill, 1969 Employee, T. Rowe Price; formerly Equity Research Analyst, Morgan Stanley and Trader and Operations Scheduler, Exxon Mobile Corporation (to 2006)	Vice President, New Era Fund
Curt J. Organt, 1968 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Media & Telecommunications Fund, Small-Cap Stock Fund and Small-Cap Value Fund
Hiroaki Owaki, 1962 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price Global Investment Services Limited; formerly Senior Investment Analyst, ABN Amro Asset Management (to 2004); CFA	Vice President, Global Technology Fund
Gonzalo Px87 ngaro, 1968 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; CFA	Vice President, International Funds
Timothy E. Parker, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Blue Chip Growth Fund, Dividend Growth Fund, New Era Fund, and New Horizons Fund
Charles G. Pepin, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Trust Company	Vice President, Capital Opportunity Fund, Health Sciences Fund, and Institutional Equity Funds
Donald J. Peters, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Diversified Mid-Cap Growth Fund and Tax-Efficient Funds; Vice President, Diversified Small-Cap Growth Fund and Dividend Growth Fund
D. James Prey III, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Growth Stock Fund, Media & Telecommunications Fund, and Science & Technology Fund
Larry J. Puglia, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CPA	President, Blue Chip Growth Fund; Executive Vice President, Institutional Equity Funds and Personal Strategy Funds; Vice President, Growth Stock Fund and Retirement Funds
Robert T. Quinn, Jr., 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Director of Investment Banking, UBS Investment Bank (to 2004)	Vice President, Capital Opportunity Fund
Karen M. Regan, 1967 Vice President, T. Rowe Price	Vice President, Blue Chip Growth Fund, Dividend Growth Fund, and Growth & Income Fund
Vernon A. Reid, Jr., 1954 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Corporate Income Fund, Inflation Protected Bond Fund, New Income Fund, Short-Term Bond Fund, Short-Term Income Fund, and U.S. Treasury Funds
Theodore E. Robson, 1965 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Real Estate Fund
Joseph Rohm, 1969 Vice President, T. Rowe Price International, Inc.; formerly Equity Analyst, Insight Investment (to 2005)	Vice President, Financial Services Fund
Christopher J. Rothery, 1963 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
Jeffrey Rottinghaus, 1970 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	President, Developing Technologies Fund; Executive Vice President, Global Technology Fund; Vice President, Mid-Cap Growth Fund, New America Growth Fund, New Horizons Fund, Science & Technology Fund, and Small-Cap Stock Fund

Brian A. Rubin, 1974 Assistant Vice President, T. Rowe Price; CPA	Assistant Vice President, High Yield Fund and Institutional Income Funds
R. Todd Ruppert, 1956
Chief Executive Officer, Director, and President, T. Rowe Price Global Asset Management Limited and T. Rowe Price Global Investment Services Limited; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company
Vice President, Institutional International Funds
Federico Santilli, 1974 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; CFA	Vice President, Financial Services Fund
Daniel O. Shackelford, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Inflation Protected Bond Fund and New Income Fund; Vice President, Institutional Income Funds, Short-Term Bond Fund, Short-Term Income Fund, and U.S. Treasury Funds
Robert W. Sharps, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA, CPA	Executive Vice President, Growth Stock Fund and Institutional Equity Funds; Vice President, Blue Chip Growth Fund, Growth & Income Fund, International Funds, and New America Growth Fund
John C.A. Sherman, 1972 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Health Sciences Fund
Charles M. Shriver, 1967 Vice President, T. Rowe Price; CFA	Executive Vice President, U.S. Bond Index Fund; Vice President, Personal Strategy Funds and Spectrum Funds
Neil Smith, 1972 Vice President, T. Rowe Price International, Inc.	Executive Vice President, International Index Fund
Robert W. Smith, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, Growth Stock Fund; Executive Vice President, Institutional Equity Funds; Vice President, Blue Chip Growth Fund, International Funds, Media & Telecommunications Fund, New America Growth Fund, and Spectrum Funds

Michael F. Sola, 1969 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Science & Technology Fund; Vice President, Developing Technologies Fund, Global Technology Fund, Growth Stock Fund, International Funds, and New Horizons Fund
Gabriel Solomon, 1977
Vice President, T. Rowe Price; formerly student, Wharton Business School (to 2004); Equity Analyst Intern, Wellington Management Company, LLP (to 2003); consultant, Sibson Management Consulting (to 2002)
Vice President, Financial Services Fund
Joshua K. Spencer, 1973 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Research Analyst and Sector Fund Portfolio Manager, Fidelity Investments (to 2004); CFA	Vice President, Blue Chip Growth Fund, Capital Opportunity Fund, Developing Technologies Fund, Global Technology Fund, Growth & Income Fund, Growth Stock Fund, and Science & Technology Fund
William J. Stromberg, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Capital Opportunity Fund; Vice President, Capital Appreciation Fund, Dividend Growth Fund, Equity Income Fund, and Tax-Efficient Funds
Walter P. Stuart III, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, High Yield Fund and Institutional Income Funds
Taymour R. Tamaddon, 1976 Vice President, T. Rowe Price; formerly intern, T. Rowe Price (to 2004)	Vice President, Health Sciences Fund and Mid-Cap Growth Fund
Timothy G. Taylor, 1975 Vice President, T. Rowe Price; CFA	Assistant Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund
Dean Tenerelli, 1964 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Institutional International Funds and International Funds
Thomas E. Tewksbury, 1961 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, High Yield Fund and Institutional Income Funds
Justin Thomson, 1968 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
David A. Tiberii, 1965 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Corporate Income Fund; Vice President, Institutional Income Funds and New Income Fund
Susan G. Troll, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Vice President, Prime Reserve Fund and Summit Funds
Ken D. Uematsu, 1966 Assistant Vice President, T. Rowe Price; CFA	Executive Vice President, Index Trust; Vice President, International Index Fund
Chirag Vasavada, 1972 Vice President, T. Rowe Price; formerly Senior Manager in the Corporate Strategy and Development Group, Microsoft Corporation (to 2005)	Vice President, Developing Technologies Fund, Global Technology Fund, and Science & Technology Fund
Mark J. Vaselkiv, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, High Yield Fund; Executive Vice President, Corporate Income Fund and Institutional Income Funds; Vice President, Balanced Fund, Personal Strategy Funds, and Retirement Funds
Eric L. Veiel, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Senior Equity Analyst, Wachovia Securities (to 2005); CFA	Vice President, Financial Services Fund and New America Growth Fund
J. David Wagner, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Financial Services Fund, Mid-Cap Value Fund, Small-Cap Stock Fund, and Small-Cap Value Fund
John F. Wakeman, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Mid-Cap Growth Fund; Vice President, Diversified Mid-Cap Growth Fund, Institutional Equity Funds, and New Horizons Fund
David J. Wallack, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Mid-Cap Value Fund; Vice President, Capital Appreciation Fund, Institutional Equity Funds, New Era Fund, and Small-Cap Value Fund
Julie L. Waples, 1970 Vice President, T. Rowe Price	Vice President, all funds
David J.L. Warren, 1957
Director, T. Rowe Price, T. Rowe Price Global Asset Management Limited, and T. Rowe Price Global Investment Services Limited; Vice President, T. Rowe Price Group, Inc.; Chief Executive Officer, Director, and President, T. Rowe Price International, Inc.
President, Institutional International Funds and International Funds; Executive Vice President, Spectrum Funds; Vice President, Retirement Funds
Mark R. Weigman, 1962 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CIC	Vice President, Diversified Mid-Cap Growth Fund and Tax-Efficient Funds
John D. Wells, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Savings Bank	Vice President, GNMA Fund, Short-Term Bond Fund, Short-Term Income Fund, and Summit Funds
William F. Wendler II, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Institutional International Funds and International Funds
Christopher S. Whitehouse, 1972 Vice President, T. Rowe Price International, Inc.; formerly Telecoms Analyst and Fund Manager, Deutsche Asset Management (to 2005)	Vice President, Media & Telecommunications Fund
Richard T. Whitney, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company; CFA	Executive Vice President, Balanced Fund, Diversified Small-Cap Growth Fund; Vice President, Capital Opportunity Fund, Index Trust, Institutional Equity Funds, International Funds, International Index Fund, Personal Strategy Funds, and Retirement Funds

Edward A. Wiese, 1959 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Chief Investment Officer, Director, and Vice President, T. Rowe Price Savings Bank; CFA	President, Short-Term Bond Fund, Short-Term Income Fund, and Summit Funds; Vice President, Institutional International Funds, International Funds, Prime Reserve Fund, TRP Reserve Investment Funds, Retirement Funds, Summit Municipal Funds, Tax-Exempt Money Fund, and Tax-Free Short-Intermediate Fund

Clive M. Williams, 1961 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
Thea N. Williams, 1961 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Corporate Income Fund, High Yield Fund, and Institutional Income Funds
Paul W. Wojcik, 1970 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Diversified Small-Cap Growth Fund; Vice President, Index Trust and International Index Funds
Ernest C. Yeung, 1979 Vice President, T. Rowe Price International, Inc.; CFA	Vice President, Media & Telecommunications Fund
Wenhua Zhang, 1970 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA, CPA	Vice President, Developing Technologies Fund, Global Technology Fund, Media & Telecommunications Fund, New Horizons Fund, Science & Technology Fund, Small-Cap Stock Fund, and Small-Cap Value Fund

Directors` Compensation

The funds do not pay pension or retirement benefits to their directors or officers. The following table shows remuneration paid by the funds to the independent directors. In addition to directors` fees payable to all independent directors, each director serving on the Audit Committee received $7,500 for such service for the calendar year 2005, while the chairman of the Audit Committee received $15,000 for such service for the calendar year 2005. The Lead Independent Director received $135,000 for the calendar year 2005. Also, any director of the fund who is an officer or employee of T. Rowe Price or T. Rowe Price International (inside directors) does not receive any remuneration from the funds.

The following table shows the total compensation from all funds paid to the directors for the calendar year 2005:
Directors	Total Compensation
Casey	$38,306
Deering	150,000
Dick	160,750
Fagin	159,500
Horn	156,250
Linaweaver	216,500
Rodgers	125,000
Schreiber	152,000

The following table shows the amounts paid to the directors by each fund based on accrued compensation for the calendar year 2005:
Fund	Aggregate Compensation From Fund
	Casey	Deering	Dick	Fagin	Horn	Linaweaver	Rodgers	Schreiber
Balanced	$938	$1,774	$1,898	$1,871	$1,844	$2,603	$1,797	$1,793
Blue Chip Growth	938	3,223	3,454	3,401	3,348	4,634	3,203	3,257
California Tax-Free Bond	0	870	926	931	907	1,234	779	883
California Tax-Free Money	0	754	810	818	786	1,049	605	767
Capital Appreciation	938	2,875	3,082	3,017	2,989	4,182	2,923	2,899
Capital Opportunity	364	737	791	798	770	1,027	619	750
Corporate Income	0	839	900	903	874	1,181	733	852
Developing Technologies	182	688	739	743	713	948	540	701
Diversified Mid-Cap Growth	211	695	744	751	725	957	552	708
Diversified Small-Cap Growth	267	716	769	773	748	987	584	728
Dividend Growth	740	1,178	1,262	1,254	1,228	1,727	1,192	1,193
Emerging Europe & Mediterranean	0	1,182	1,263	1,252	1,231	1,719	0	1,195
Emerging Markets Bond	0	1,014	1,086	1,088	1,057	1,452	0	1,028
Emerging Markets Stock	0	1,507	1,609	1,590	1,569	2,233	0	1,522
Equity Income	938	4,484	4,820	4,828	4,676	6,269	4,275	4,566
Equity Index 500	941	2,667	2,862	2,805	2,776	3,894	2,815	2,698
European Stock	0	1,313	1,405	1,395	1,369	1,921	0	1,329
Extended Equity Market Index	599	819	879	883	854	1,162	744	832
Financial Services	632	918	982	982	958	1,310	882	932
Florida Intermediate Tax-Free*	0	758	810	816	788	1,058	610	770
Georgia Tax-Free Bond	0	751	805	810	784	1,045	605	764
Global Stock	0	832	891	899	868	1,161	0	845
Global Technology	326	734	788	791	767	1,023	615	750
GNMA	0	1,468	1,569	1,554	1,526	2,166	1,407	1,485
TRP Government Reserve Investment	0	1,402	1,503	1,485	1,461	2,069	1,355	1,421
Growth & Income	938	1,569	1,680	1,664	1,633	2,309	1,550	1,589
Growth Stock	938	3,359	3,608	3,562	3,500	4,816	3,383	3,406
Health Sciences	932	1,438	1,538	1,523	1,496	2,125	1,404	1,455
High Yield	0	2,294	2,462	2,421	2,387	3,351	2,603	2,323
Inflation Protected Bond	0	751	807	810	783	1,045	602	763
Institutional Concentrated Large-Cap Value(a)	1,250	1,250	1,250	1,250	1,250	1,250	1,250	1,250
Institutional Core Plus	0	702	757	759	734	969	528	714
Institutional Emerging Markets Bond(b)	417	417	417	417	417	417	417	417
Institutional Emerging Markets Equity	0	835	893	899	872	1,158	0	848
Institutional Foreign Equity	0	977	1,051	1,051	1,023	1,385	0	992
Institutional Global Equity(c)	2,508	2,508	2,508	2,508	2,508	2,508	2,508	2,508
Institutional High Yield	0	989	1,057	1,057	1,030	1,417	946	1,003
Institutional Large-Cap Core Growth	169	679	732	737	712	944	535	691
Institutional Large-Cap Growth	443	740	793	798	771	1,032	618	752
Institutional Large-Cap Value	350	741	795	798	774	1,032	625	753
Institutional Mid-Cap Equity Growth	649	947	1,016	1,014	988	1,359	931	960
Institutional Small-Cap Stock	650	950	1,019	1,019	991	1,374	936	964
International Bond	0	1,797	1,921	1,898	1,873	2,662	0	1,815
International Discovery	0	1,576	1,685	1,664	1,639	2,340	0	1,593
International Equity Index	0	845	903	909	879	1,176	0	857
International Growth & Income	0	1,416	1,510	1,497	1,473	2,085	0	1,430
International Stock	0	2,867	3,076	3,017	2,986	4,210	0	2,899
Japan	0	918	982	985	955	1,295	0	935
Latin America	0	1,201	1,284	1,273	1,250	1,737	0	1,214
Maryland Short-Term Tax-Free Bond	0	810	869	871	844	1,139	687	823
Maryland Tax-Free Bond	0	1,459	1,560	1,545	1,519	2,155	1,400	1,480
Maryland Tax-Free Money	0	768	821	828	799	1,077	629	780
Media & Telecommunications	804	1,285	1,374	1,362	1,337	1,891	1,251	1,300
Mid-Cap Growth	938	3,785	4,070	4,045	3,945	5,374	3,757	3,848
Mid-Cap Value	938	2,774	2,977	2,918	2,888	4,045	2,873	2,805
New America Growth	768	1,254	1,342	1,333	1,305	1,853	1,226	1,270
New Asia	0	1,605	1,713	1,693	1,669	2,389	0	1,621
New Era	938	1,991	2,133	2,094	2,073	2,929	2,096	2,011
New Horizons	938	2,832	3,043	2,983	2,949	4,128	2,891	2,867
New Income	0	2,067	2,215	2,177	2,151	3,032	2,129	2,096
New Jersey Tax-Free Bond	0	797	856	859	833	1,123	675	810
New York Tax-Free Bond	0	848	909	910	884	1,205	745	861
New York Tax-Free Money	0	760	813	818	792	1,062	614	772
Personal Strategy Balanced	855	1,366	1,461	1,445	1,421	2,024	1,321	1,382
Personal Strategy Growth	777	1,222	1,305	1,294	1,270	1,796	1,219	1,236
Personal Strategy Income	657	959	1,026	1,026	999	1,379	954	973
Prime Reserve	0	2,548	2,736	2,686	2,652	3,716	2,782	2,579
Real Estate	785	1,219	1,302	1,294	1,269	1,794	1,221	1,233
TRP Reserve Investment	0	3,191	3,428	3,357	3,323	4,631	3,051	3,228
Retirement 2005	620	859	922	923	898	1,227	809	872
Retirement 2010	912	1,383	1,479	1,463	1,441	2,051	1,358	1,398
Retirement 2015	737	1,081	1,158	1,148	1,126	1,577	1,146	1,094
Retirement 2020	938	1,464	1,565	1,545	1,522	2,166	1,458	1,479
Retirement 2025	694	997	1,068	1,062	1,041	1,444	1,019	1,010
Retirement 2030	812	1,239	1,323	1,313	1,289	1,826	1,237	1,253
Retirement 2035	553	793	849	852	828	1,118	705	805
Retirement 2040	652	913	976	975	951	1,306	889	926
Retirement 2045	124	367	389	383	382	522	386	367
Retirement Income	657	934	1,001	1,000	974	1,343	920	947
Science & Technology	938	2,248	2,416	2,376	2,342	3,284	2,581	2,278
Short-Term Bond	0	1,462	1,565	1,550	1,521	2,158	1,391	1,480
Short-Term Income(d)	1,667	1,667	1,667	1,667	1,667	1,667	1,667	1,667
Small-Cap Stock	938	3,005	3,232	3,170	3,132	4,368	3,007	3,043
Small-Cap Value	938	2,634	2,827	2,772	2,740	3,843	2,806	2,665
Spectrum Growth	938	1,849	1,982	1,955	1,924	2,717	1,890	1,871
Spectrum Income	938	2,419	2,598	2,555	2,521	3,540	2,708	2,448
Spectrum International	388	751	802	808	780	1,047	634	763
Summit Cash Reserves	0	2,183	2,343	2,298	2,275	3,203	2,535	2,208
Summit GNMA	0	738	793	796	771	1,019	582	751
Summit Municipal Income	0	774	828	833	806	1,083	636	787
Summit Municipal Intermediate	0	826	882	885	859	1,163	710	838
Summit Municipal Money Market	0	1,041	1,116	1,111	1,086	1,504	1,027	1,056
Tax-Efficient Balanced	186	689	739	745	719	942	543	702
Tax-Efficient Growth	240	709	759	766	739	978	573	721
Tax-Efficient Multi-Cap Growth	168	679	732	736	712	946	535	691
Tax-Exempt Money	0	1,364	1,460	1,442	1,420	2,026	1,303	1,379
Tax-Free High Yield	0	1,457	1,560	1,542	1,516	2,149	1,400	1,474
Tax-Free Income	0	1,585	1,699	1,679	1,652	2,341	1,549	1,604
Tax-Free Intermediate Bond*	0	808	862	868	839	1,132	679	821
Tax-Free Short-Intermediate	0	1,047	1,121	1,116	1,092	1,505	1,041	1,061
Total Equity Market Index	629	908	972	973	947	1,296	872	921
U.S. Bond Index	0	794	852	854	830	1,113	666	807
U.S. Treasury Intermediate	0	870	930	934	907	1,227	778	883
U.S. Treasury Long-Term	0	845	905	908	881	1,193	740	858
U.S. Treasury Money	0	1,283	1,372	1,360	1,335	1,893	1,236	1,299
Value	938	1,964	2,105	2,070	2,044	2,890	2,044	1,986
Virginia Tax-Free Bond	0	991	1,060	1,056	1,032	1,424	955	1,005

*Fund merged into Summit Municipal Intermediate Fund on November 10, 2006.

(a)Estimated for the period September 30, 2006, through December 31, 2006.

(b)Estimated for the period November 30, 2006, through December 31, 2006.

(c)Estimated for the period June 30, 2006, through December 31, 2006.

(d)Estimated for the period August 31, 2006, through December 31, 2006.

Directors` Holdings in the Price Funds

The following tables set forth the Price Fund holdings of the independent and inside directors, as of December 31, 2005 unless otherwise indicated.

Aggregate Holdings, All Funds	Independent Directors
	Casey	Deering	Dick	Fagin	Horn	Rodgers	Schreiber
	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
Balanced	over $100,000	None	None	None	None	None	None
Blue Chip Growth	None	None	$10,001-$50,000	over $100,000	$50,001-$100,000	None	None
Blue Chip Growth Fund—Advisor Class	None	None	None	None	None	None	None
Blue Chip Growth Fund— R Class	None	None	None	None	None	None	None
Blue Chip Growth Portfolio	None	None	None	None	None	None	None
Blue Chip Growth Portfolio—II	None	None	None	None	None	None	None
California Tax-Free Bond	None	None	None	None	None	None	None
California Tax-Free Money	None	None	None	None	None	None	None
Capital Appreciation	None	None	over $100,000	None	None	$10,001-$50,000	None
Capital Appreciation Fund—Advisor Class	None	None	None	None	None	None	None
Capital Opportunity	None	None	None	None	None	None	None
Capital Opportunity Fund—Advisor Class	None	None	None	None	None	None	None
Capital Opportunity Fund—R Class	None	None	None	None	None	None	None
Corporate Income	None	None	None	None	None	None	None
Developing Technologies	None	None	None	None	None	None	None
Diversified Mid-Cap Growth	None	None	None	$50,001-$100,000	None	None	None
Diversified Small-Cap Growth	None	None	None	None	None	None	None
Dividend Growth	None	None	None	$50,001-$100,000	$50,001-$100,000	None	None
Dividend Growth Fund—Advisor Class	None	None	None	None	None	None	None
Emerging Europe & Mediterranean	None	None	None	None	None	None	None
Emerging Markets Bond	None	None	None	None	None	None	None
Emerging Markets Stock	None	over $100,000	None	None	None	$50,001-$100,000(a)	None
Equity Income	over $100,000	over $100,000	$50,001-$100,000	over $100,000	None	None	None
Equity Income Fund—Advisor Class	None	None	None	None	None	None	None
Equity Income Fund— R Class	None	None	None	None	None	None	None
Equity Income Portfolio	None	None	None	None	None	None	None
Equity Income Portfolio—II	None	None	None	None	None	None	None
Equity Index 500	over $100,000	None	None	None	None	None	None
Equity Index 500 Portfolio	None	None	None	None	None	None	None
European Stock	None	over $100,000	$10,001-$50,000	$10,001-$50,000	None	None	None
Extended Equity Market Index	None	None	None	None	None	None	None
Financial Services	None	None	$10,001-$50,000	None	None	None	None
Georgia Tax-Free Bond	None	None	None	None	None	None	None
Global Stock	None	None	$50,001-$100,000	$10,001-$50,000	None	None	None
Global Technology	None	None	None	None	None	None	None
GNMA	None	None	None	None	None	None	over $100,000
TRP Government Reserve Investment	None	None	None	None	None	None	None
Growth & Income	None	None	$1-$10,000	None	None	None	over $100,000
Growth Stock	over $100,000	over $100,000	$10,001-$50,000	None	None	None	None
Growth Stock Fund—Advisor Class	None	None	None	None	None	None	None
Growth Stock Fund— R Class	None	None	None	None	None	None	None
Health Sciences	None	None	$10,001-$50,000	$50,001-$100,000	None	None	None
Health Sciences Portfolio	None	None	None	None	None	None	None
Health Sciences Portfolio—II	None	None	None	None	None	None	None
High Yield	None	None	$50,001-$100,000	None	$1-$10,000	None	over $100,000
High Yield Fund—Advisor Class	None	None	None	None	None	None	None
Inflation Protected Bond	None	None	None	None	None	None	None
Institutional Core Plus	None	None	None	None	None	None	None
Institutional Emerging Markets Equity	None	None	None	None	None	None	None
Institutional Foreign Equity	None	None	None	None	None	None	None
Institutional High Yield	None	None	None	None	None	None	None
Institutional Large-Cap Core Growth	None	None	None	None	None	None	None
Institutional Large-Cap Growth	None	None	None	None	None	None	None
Institutional Large-Cap Value	None	None	None	None	None	None	None
Institutional Mid-Cap Equity Growth	None	None	None	None	None	None	None
Institutional Small-Cap Stock	None	None	None	None	None	None	None
International Bond	None	$50,001-$100,000	over $100,000	None	None	None	None
International Bond Fund—Advisor Class	None	None	None	None	None	None	None
International Discovery	None	$50,001-$100,000	$10,001-$50,000	None	None	$50,001-$100,000(a)	None
International Equity Index	None	None	None	None	None	None	None
International Growth & Income	None	None	None	None	None	None	None
International Growth & Income Fund—Advisor Class	None	None	None	None	None	None	None
International Growth & Income Fund—R Class	None	None	None	None	None	None	None
International Stock	None	over $100,000	None	over $100,000	None	None	None
International Stock Fund—Advisor Class	None	None	None	None	None	None	None
International Stock Fund— R Class	None	None	None	None	None	None	None
International Stock Portfolio	None	None	None	None	None	None	None
Japan	None	over $100,000	None	None	None	None	None
Latin America	None	None	None	None	None	None	None
Limited-Term Bond Portfolio	None	None	None	None	None	None	None
Limited-Term Bond Portfolio—II	None	None	None	None	None	None	None
Maryland Short-Term Tax-Free Bond	None	None	None	None	None	None	None
Maryland Tax-Free Bond	None	None	None	None	None	None	None
Maryland Tax-Free Money	None	None	None	None	None	None	None
Media & Telecommunications	$10,001-$50,000	over $100,000	None	None	None	None	None
Mid-Cap Growth	None	over $100,000	$10,001-$50,000	over $100,000	None	None	None
Mid-Cap Growth Fund—Advisor Class	None	None	None	None	None	None	None
Mid-Cap Growth Fund— R Class	None	None	None	None	None	None	None
Mid-Cap Growth Portfolio	None	None	None	None	None	None	None
Mid-Cap Growth Portfolio—II	None	None	None	None	None	None	None
Mid-Cap Value	None	None	None	over $100,000	None	None	None
Mid-Cap Value Fund—Advisor Class	None	None	None	None	None	None	None
Mid-Cap Value Fund— R Class	None	None	None	None	None	None	None
New America Growth	None	None	None	None	None	$50,001-$100,000	None
New America Growth Fund—Advisor Class	None	None	None	None	None	None	None
New America Growth Portfolio	None	None	None	None	None	None	None
New Asia	None	None	None	$10,001-$50,000	None	$50,001-$100,000(a)	None
New Era	None	None	None	None	None	None	None
New Horizons	over $100,000	over $100,000	$10,001-$50,000	$1-$10,000	None	over $100,000(a)	None
New Income	None	None	$50,001-$100,000	None	None	None	over $100,000
New Income Fund—Advisor Class	None	None	None	None	None	None	None
New Income Fund— R Class	None	None	None	None	None	None	None
New Jersey Tax-Free Bond	None	None	None	None	None	None	None
New York Tax-Free Bond	None	None	None	None	None	None	None
New York Tax-Free Money	None	None	None	None	None	None	None
Personal Strategy Balanced	None	None	None	None	None	None	None
Personal Strategy Balanced Portfolio	None	None	None	None	None	None	None
Personal Strategy Growth	None	None	None	None	None	None	None
Personal Strategy Income	None	None	None	None	None	None	None
Prime Reserve	None	None	over $100,000	None	None	$10,001-$50,000	$10,001-$50,000
Prime Reserve Portfolio	None	None	None	None	None	None	None
Real Estate	$10,001-$50,000	None	None	None	None	None	None
Real Estate Fund—Advisor Class	None	None	None	None	None	None	None
TRP Reserve Investment	None	None	None	None	None	None	None
Retirement 2005	None	None	None	None	None	None	None
Retirement 2010	None	None	None	None	None	None	None
Retirement 2010 Fund—Advisor Class	None	None	None	None	None	None	None
Retirement 2010 Fund— R Class	None	None	None	None	None	None	None
Retirement 2015	None	None	None	None	None	None	None
Retirement 2020	None	None	None	None	$10,001-$50,000	None	None
Retirement 2020 Fund—Advisor Class	None	None	None	None	None	None	None
Retirement 2020 Fund— R Class	None	None	None	None	None	None	None
Retirement 2025	None	None	None	None	None	None	None
Retirement 2030	None	None	None	None	None	None	None
Retirement 2030 Fund—Advisor Class	None	None	None	None	None	None	None
Retirement 2030 Fund— R Class	None	None	None	None	None	None	None
Retirement 2035	None	None	None	None	None	None	None
Retirement 2040	None	None	None	None	None	None	None
Retirement 2040 Fund—Advisor Class	None	None	None	None	None	None	None
Retirement 2040 Fund— R Class	None	None	None	None	None	None	None
Retirement 2045	None	None	None	None	None	None	None
Retirement Income	None	None	None	None	None	None	None
Retirement Income Fund—Advisor Class	None	None	None	None	None	None	None
Retirement Income Fund— R Class	None	None	None	None	None	None	None
Science & Technology	None	None	None	None	None	None	None
Science & Technology Fund—Advisor Class	None	None	None	None	None	None	None
Short-Term Bond	None	None	None	$50,001-$100,000	None	None	over $100,000
Short-Term Bond Fund—Advisor Class	None	None	None	None	None	None	None
Short-Term Income
Small-Cap Stock	None	None	$10,001-$50,000	over $100,000	None	None	None
Small-Cap Stock Fund—Advisor Class	None	None	None	None	None	None	None
Small-Cap Value	over $100,000	None	$10,001-$50,000	None	None	None	None
Small-Cap Value Fund—Advisor Class	None	None	None	None	None	None	None
Spectrum Growth	None	None	None	None	None	over $100,000(a)	None
Spectrum Income	None	None	None	None	None	None	None
Spectrum International	None	None	None	None	None	None	None
Summit Cash Reserves	None	None	over $100,000	over $100,000	over $100,000	None	$1-$10,000
Summit GNMA	None	None	None	None	None	None	None
Summit Municipal Income	None	None	None	None	None	None	over $100,000
Summit Municipal Intermediate	None	None	None	over $100,000	None	None	over $100,000
Summit Municipal Money Market	None	None	None	$10,001-$50,000	None	None	$50,001-$100,000
Tax-Efficient Balanced	None	None	None	None	None	None	None
Tax-Efficient Growth	None	None	None	None	None	None	None
Tax-Efficient Multi-Cap Growth	None	None	None	None	None	None	None
Tax-Exempt Money	None	None	None	None	None	None	$1-$10,000
Tax-Free High Yield	None	None	None	$10,001-$50,000	None	None	over $100,000
Tax-Free Income	None	None	None	None	None	None	over $100,000
Tax-Free Income Fund—Advisor Class	None	None	None	None	None	None	None
Tax-Free Short-Intermediate	None	over $100,000	None	over $100,000	None	None	over $100,000
Total Equity Market Index	None	None	None	None	None	None	None
U.S. Bond Index	None	None	None	None	None	None	None
U.S. Treasury Intermediate	None	None	$50,001-$100,000	None	None	None	over $100,000
U.S. Treasury Long-Term	None	None	None	None	None	None	over $100,000
U.S. Treasury Money	None	None	None	None	None	None	$1-$10,000
Value	None	None	$10,001-$50,000	over $100,000	None	None	over $100,000
Value Fund—Advisor Class	None	None	None	None	None	None	None
Virginia Tax-Free Bond	None	None	None	None	None	None	None

(a)Holdings are current as of January 3, 2006.

Aggregate Holdings, All Funds	Inside Directors
	Kennedy	Laporte	Miller	Riepe
	over $100,000	over $100,000	over $100,000	over $100,000
Balanced	None	None	None	over $100,000
Blue Chip Growth	None	None	None	None
Blue Chip Growth Fund—Advisor Class	None	None	None	None
Blue Chip Growth Fund—R Class	None	None	None	None
Blue Chip Growth Portfolio	None	None	None	None
Blue Chip Growth Portfolio—II	None	None	None	None
California Tax-Free Bond	None	None	None	None
California Tax-Free Money	None	None	None	None
Capital Appreciation	over $100,000	over $100,000	None	over $100,000
Capital Appreciation Fund—Advisor Class	None	None	None	None
Capital Opportunity	$10,001-$50,000	over $100,000	None	None
Capital Opportunity Fund—Advisor Class	None	None	None	None
Capital Opportunity Fund—R Class	None	None	None	None
Corporate Income	None	None	None	None
Developing Technologies	None	over $100,000	over $100,000	None
Diversified Mid-Cap Growth	None	None	None	None
Diversified Small-Cap Growth	None	None	None	None
Dividend Growth	$50,001-$100,000	None	None	None
Dividend Growth Fund—Advisor Class	None	None	None	None
Emerging Europe & Mediterranean	None	None	None	None
Emerging Markets Bond	None	None	None	None
Emerging Markets Stock	over $100,000	None	None	over $100,000
Equity Income	$10,001-$50,000	None	over $100,000	over $100,000
Equity Income Fund—Advisor Class	None	None	None	None
Equity Income Fund—R Class	None	None	None	None
Equity Income Portfolio	None	None	None	None
Equity Income Portfolio—II	None	None	None	None
Equity Index 500	None	None	None	None
Equity Index 500 Portfolio	None	None	None	None
European Stock	None	$10,001-$50,000	$50,001-$100,000	over $100,000
Extended Equity Market Index	None	None	None	None
Financial Services	None	None	None	None
Georgia Tax-Free Bond	None	None	None	None
Global Stock	None	None	None	None
Global Technology	None	None	None	None
GNMA	None	None	None	None
TRP Government Reserve Investment	None	None	None	None
Growth & Income	None	None	None	over $100,000
Growth Stock	over $100,000	over $100,000	None	None
Growth Stock Fund—Advisor Class	None	None	None	None
Growth Stock Fund—R Class	None	None	None	None
Health Sciences	over $100,000	None	None	None
Health Sciences Portfolio	None	None	None	None
Health Sciences Portfolio—II	None	None	None	None
High Yield	None	None	None	over $100,000
High Yield Fund—Advisor Class	None	None	None	None
Inflation Protected Bond	None	None	None	None
Institutional Core Plus	None	None	None	None
Institutional Emerging Markets Equity	None	None	None	None
Institutional Foreign Equity	None	None	None	None
Institutional High Yield	None	None	None	None
Institutional Large-Cap Core Growth	None	None	None	None
Institutional Large-Cap Growth	None	None	None	None
Institutional Large-Cap Value	None	None	None	None
Institutional Mid-Cap Equity Growth	None	None	None	None
Institutional Small-Cap Stock	None	None	None	None
International Bond	None	None	over $100,000	None
International Bond Fund—Advisor Class	None	None	None	None
International Discovery	over $100,000	over $100,000	None	$1-$10,000
International Equity Index	None	None	None	None
International Growth & Income	None	None	None	None
International Growth & Income Fund—Advisor Class	None	None	None	None
International Growth & Income Fund—R Class	None	None	None	None
International Stock	over $100,000	over $100,000	over $100,000	None
International Stock Fund—Advisor Class	None	None	None	None
International Stock Fund—R Class	None	None	None	None
International Stock Portfolio	None	None	None	None
Japan	over $100,000	None	$50,001-$100,000	over $100,000
Latin America	$50,001-$100,000	None	None	None
Limited-Term Bond Portfolio	None	None	None	None
Limited-Term Bond Portfolio—II	None	None	None	None
Maryland Short-Term Tax-Free Bond	None	None	over $100,000	None
Maryland Tax-Free Bond	None	over $100,000	over $100,000	None
Maryland Tax-Free Money	None	None	over $100,000	None
Media & Telecommunications	over $100,000	None	None	None
Mid-Cap Growth	over $100,000	over $100,000	None	$50,001-$100,000
Mid-Cap Growth Fund—Advisor Class	None	None	None	None
Mid-Cap Growth Fund—R Class	None	None	None	None
Mid-Cap Growth Portfolio	None	None	None	None
Mid-Cap Growth Portfolio—II	None	None	None	None
Mid-Cap Value	over $100,000	None	None	None
Mid-Cap Value Fund—Advisor Class	None	None	None	None
Mid-Cap Value Fund—R Class	None	None	None	None
New America Growth	over $100,000	over $100,000	None	None
New America Growth Fund—Advisor Class	None	None	None	None
New America Growth Portfolio	None	None	None	None
New Asia	over $100,000	over $100,000	over $100,000	$10,001-$50,000
New Era	over $100,000	None	over $100,000	None
New Horizons	None	over $100,000	over $100,000	None
New Income	None	$50,001-$100,000	None	None
New Income Fund—Advisor Class	None	None	None	None
New Income Fund—R Class	None	None	None	None
New Jersey Tax-Free Bond	None	None	None	None
New York Tax-Free Bond	None	None	None	None
New York Tax-Free Money	None	None	None	None
Personal Strategy Balanced	None	None	None	None
Personal Strategy Balanced Portfolio	None	None	None	None
Personal Strategy Growth	None	None	None	None
Personal Strategy Income	None	None	None	None
Prime Reserve	over $100,000	$10,001-$50,000	None	over $100,000
Prime Reserve Portfolio	None	None	None	None
Real Estate	None	None	None	None
Real Estate Fund—Advisor Class	None	None	None	None
TRP Reserve Investment	None	None	None	None
Retirement 2005	None	None	None	None
Retirement 2010	None	None	None	None
Retirement 2010 Fund—Advisor Class	None	None	None	None
Retirement 2010 Fund—R Class	None	None	None	None
Retirement 2015	None	None	None	None
Retirement 2020	None	None	None	None
Retirement 2020 Fund—Advisor Class	None	None	None	None
Retirement 2020 Fund—R Class	None	None	None	None
Retirement 2025	None	None	None	None
Retirement 2030	None	None	None	None
Retirement 2030 Fund—Advisor Class	None	None	None	None
Retirement 2030 Fund—R Class	None	None	None	None
Retirement 2035	None	None	None	None
Retirement 2040	None	None	None	None
Retirement 2040 Fund—Advisor Class	None	None	None	None
Retirement 2040 Fund—R Class	None	None	None	None
Retirement 2045	None	None	None	None
Retirement Income	None	None	None	None
Retirement Income Fund—Advisor Class	None	None	None	None
Retirement Income Fund—R Class	None	None	None	None
Science & Technology	None	over $100,000	$10,001-$50,000	None
Science & Technology Fund—Advisor Class	None	None	None	None
Short-Term Bond	None	None	over $100,000	over $100,000
Short-Term Bond Fund—Advisor Class	None	None	None	None
Short-Term Income
Small-Cap Stock	over $100,000	None	$10,001-$50,000	None
Small-Cap Stock Fund—Advisor Class	None	None	None	None
Small-Cap Value	None	None	None	over $100,000
Small-Cap Value Fund—Advisor Class	None	None	None	None
Spectrum Growth	None	None	None	None
Spectrum Income	None	None	None	None
Spectrum International	None	None	None	None
Summit Cash Reserves	over $100,000	over $100,000	None	over $100,000
Summit GNMA	None	None	None	None
Summit Municipal Income	None	None	None	None
Summit Municipal Intermediate	None	None	None	None
Summit Municipal Money Market	over $100,000	None	None	over $100,000
Tax-Efficient Balanced	None	None	over $100,000	None
Tax-Efficient Growth	None	None	None	None
Tax-Efficient Multi-Cap Growth	None	None	None	None
Tax-Exempt Money	over $100,000	None	over $100,000	None
Tax-Free High Yield	None	None	None	None
Tax-Free Income	None	None	over $100,000	None
Tax-Free Income Fund—Advisor Class	None	None	None	None
Tax-Free Short-Intermediate	None	None	None	over $100,000
Total Equity Market Index	None	None	None	None
U.S. Bond Index	None	None	None	None
U.S. Treasury Intermediate	None	None	None	None
U.S. Treasury Long-Term	None	None	$50,001-$100,000	None
U.S. Treasury Money	None	None	None	None
Value	over $100,000	over $100,000	$50,001-$100,000	over $100,000
Value Fund—Advisor Class	None	None	None	None
Virginia Tax-Free Bond	None	None	None	None

Portfolio Managers` Holdings in the Price Funds

The following table sets forth the Price Fund holdings of each fund`s portfolio manager(s).
Fund		Range of Fund Holdings as of Fund`s Fiscal Year a	All Funds Range as of 12/31/05
Portfolio Manager
Balanced	Edmund M. Notzon III	none	$500,001—$1,000,000
Blue Chip Growth	Larry J. Puglia	$500,001—$1,000,000	over $1,000,000
Capital Appreciation	Jeffrey W. Arricale David R. Giroux	(b) (b)	(b) $500,001—$1,000,000
Capital Opportunity	William J. Stromberg	$100,001—$500,000	over $1,000,000
Corporate Income	David A. Tiberii	$1—$10,000	$100,001—$500,000
Developing Technologies	Jeffrey Rottinghaus	$10,001—$50,000	$500,001—$1,000,000
Diversified Mid-Cap Growth	Donald J. Peters	$500,001—$1,000,000	over $1,000,000
Diversified Small-Cap Growth	Sudhir Nanda	(c)	(c)
Dividend Growth	Thomas J. Huber	$100,001—$500,000	over $1,000,000
Emerging Europe & Mediterranean	Christopher D. Alderson	none	over $1,000,000
Emerging Markets Bond	Michael J. Conelius	$100,001—$500,000	$500,001—$1,000,000
Emerging Markets Stock	Christopher D. Alderson Frances Dydasco Mark J.T. Edwards Gonzalo Px87 ngaro	$100,001—$500,000 none none $50,001—$100,000	over $1,000,000 none $500,001—$1,000,000 over $1,000,000
Equity Income	Brian C. Rogers	over $1,000,000	over $1,000,000
Equity Index 500	E. Frederick Bair	$50,001—$100,000	$100,001—$500,000
European Stock	Dean Tenerelli	none	none
Extended Equity Market Index	E. Frederick Bair	$10,001—$50,000	$100,001—$500,000
Financial Services	Michael W. Holton	$50,001—$100,000	$100,001—$500,000
Global Stock	Robert N. Gensler	$500,001—$1,000,000	over $1,000,000
Global Technology	Jeffrey Rottinghaus	none	$500,001-$1,000,000
GNMA	Connice A. Bavely	$10,001—$50,000	$100,001—$500,000
Growth & Income	Anna M. Dopkin	$500,001—$1,000,000	over $1,000,000
Growth Stock	Robert W. Smith	over $1,000,000	over $1,000,000
Health Sciences	Kris H. Jenner	$100,001—$500,000	$100,001—$500,000
High Yield	Mark J. Vaselkiv	$100,001—$500,000	over $1,000,000
Inflation Protected Bond	Daniel O. Shackelford	$10,001—$50,000	$500,001—$1,000,000
International Bond	Ian D. Kelson	$100,001—$500,000	$100,001—$500,000
International Discovery	M. Campbell Gunn Anh Lu Justin Thomson	none none $100,001—$500,000	none none $100,001—$500,000
International Equity Index	E. Frederick Bair Neil Smith	$1—$10,000 none	$100,001—$500,000 none
International Growth & Income	Raymond A. Mills, Ph.D.	$100,001—$500,000	$500,001—$1,000,000
International Stock	Mark C.J. Bickford-Smith Dean Tenerelli David J.L. Warren	$100,001—$500,000 none $100,001—$500,000	$100,001—$500,000 none $100,001—$500,000
Japan	M. Campbell Gunn David J.L. Warren	none $50,001—$100,000	none $100,001—$500,000
Latin America	Gonzalo Px87 ngaro	$100,001—$500,000	over $1,000,000
Maryland Short-Term Tax-Free Bond	Charles B. Hill	$1—$10,000	$500,001—$1,000,000
Maryland Tax-Free Bond	Hugh D. McGuirk	$10,001—$50,000	over $1,000,000
Maryland Tax-Free Money	Joseph K. Lynagh	$10,001—$50,000	over $1,000,000
Media & Telecommunications	P. Robert Bartolo Henry M. Ellenbogen	$50,001—$100,000 $50,001—$100,000	$100,001—$500,000 $500,001—$1,000,000
Mid-Cap Growth	Brian W.H. Berghuis	over $1,000,000	over $1,000,000
Mid-Cap Value	David J. Wallack	$100,001—$500,000	$500,001—$1,000,000
New America Growth	Joseph M. Milano	$500,001—$1,000,000	over $1,000,000
New Asia	Frances Dydasco	none	none
New Era	Charles M. Ober	$100,001—$500,000	$500,001—$1,000,000
New Horizons	John H. Laporte	over $1,000,000	over $1,000,000
New Income	Daniel O. Shackelford	$10,001—$50,000	$500,001—$1,000,000
Personal Strategy Balanced	Edmund M. Notzon III	$10,001—$50,000	$500,001—$1,000,000
Personal Strategy Growth	Edmund M. Notzon III	$10,001—$50,000	$500,001—$1,000,000
Personal Strategy Income	Edmund M. Notzon III	$10,001—$50,000	$500,001—$1,000,000
Prime Reserve	James M. McDonald	$50,001—$100,000	over $1,000,000
Real Estate	David M. Lee	$100,001—$500,000	over $1,000,000
Retirement 2005	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 $500,001—$1,000,000
Retirement 2010	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 $500,001—$1,000,000
Retirement 2015	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 $500,001—$1,000,000
Retirement 2020	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 $500,001—$1,000,000
Retirement 2025	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 $500,001—$1,000,000
Retirement 2030	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 $500,001—$1,000,000
Retirement 2035	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 $500,001—$1,000,000
Retirement 2040	Jerome A. Clark Edmund M. Notzon III	$500,001—$1,000,000 none	$500,001—$1,000,000 $500,001—$1,000,000
Retirement 2045	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 $500,001—$1,000,000
Retirement Income	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 $500,001—$1,000,000
Science & Technology	Michael F. Sola	$100,001—$500,000	over $1,000,000
Short-Term Bond	Edward A. Wiese	$100,001—$500,000	over $1,000,000
Small-Cap Stock	Gregory A. McCrickard	$100,001—$500,000	over $1,000,000
Small-Cap Value	Preston G. Athey	over $1,000,000	over $1,000,000
Spectrum Growth	Edmund M. Notzon III	$100,001—$500,000	$500,001—$1,000,000
Spectrum Income	Edmund M. Notzon III	$10,001—$50,000	$500,001—$1,000,000
Spectrum International	David J.L. Warren	none	$100,001—$500,000
Summit Cash Reserves	James M. McDonald	$10,001—$50,000	over $1,000,000
Summit GNMA	Connice A. Bavely	none	$100,001—$500,000
Summit Municipal Income	Konstantine B. Mallas	$10,001—$50,000	$500,001—$1,000,000
Summit Municipal Intermediate	Charles B. Hill	$10,001—$50,000	$500,001—$1,000,000
Summit Municipal Money Market	Joseph K. Lynagh	none	over $1,000,000
Tax-Efficient Balanced	Hugh D. McGuirk Donald J. Peters	$10,001—$50,000$500,001—$1,000,000	over $1,000,000 over $1,000,000
Tax-Efficient Growth	Donald J. Peters	over $1,000,000	over $1,000,000
Tax-Efficient Multi-Cap Growth	Donald J. Peters	$500,001—$1,000,000	over $1,000,000
Tax-Exempt Money	Joseph K. Lynagh	none	over $1,000,000
Tax-Free High Yield	James M. Murphy	$10,001—$50,000	$500,001—$1,000,000
Tax-Free Income	Mary J. Miller	$100,001—$500,000	over $1,000,000
Tax-Free Short-Intermediate	Charles B. Hill	none	$500,001—$1,000,000
Total Equity Market Index	E. Frederick Bair Ken D. Uematsu	$1—$10,000 none	$100,001—$500,000 $50,001—$100,000
U.S. Bond Index	Edmund M. Notzon III	$10,001—$50,000	$500,001—$1,000,000
U.S. Treasury Intermediate	Cheryl A. Mickel	$10,001—$50,000	$100,001—$500,000
U.S. Treasury Long-Term	Brian J. Brennan	$10,001—$50,000	$100,001—$500,000
U.S. Treasury Money	James M. McDonald	none	over $1,000,000
Value	John D. Linehan	$100,001—$500,000	over $1,000,000

(a)See table beginning on page 5 for the fiscal year of the funds. The range of fund holdings as of the fund`s fiscal year is updated concurrently with each fund`s prospectus date as shown in the table beginning on page 5.

(b)The individual assumed co-portfolio management responsibility on June 30, 2006, therefore, the range of fund holdings as of the fund`s fiscal year will be updated concurrently with the fund`s upcoming fiscal year end.

(c)The individual assumed portfolio management responsibility on October 2, 2006, therefore, the range of fund holdings as of the fund`s fiscal year will be updated concurrently with the fund`s upcoming fiscal year end.

The following funds may be purchased only by institutional investors.
Fund		Range of Fund Holdings as of Fund`s Fiscal Year a	All Funds Range as of 12/31/05
Portfolio Manager
Institutional Concentrated Large-Cap Value	David R. Giroux John D. Linehan	none none	$500,001-$1,000,000 over $1,000,000
Institutional Core Plus	Brian J. Brennan	none	$100,001—$500,000
Institutional Emerging Markets Bond	Michael J. Conelius	none	$500,001—$1,000,000
Institutional Emerging Markets Equity	Christopher D. Alderson Frances Dydasco Mark J.T. Edwards Gonzalo Px87 ngaro David J.L. Warren	none none none none none	over $1,000,000 none $500,001—$1,000,000 over $1,000,000 $100,001—$500,000
Institutional Foreign Equity	Mark C.J. Bickford-Smith Dean Tenerelli David J.L. Warren	none none none	$100,001—$500,000 none $100,001—$500,000
Institutional Global Equity	Robert N. Gensler	none	over $1,000,000
Institutional High Yield	Mark J. Vaselkiv	none	over $1,000,000
Institutional Large-Cap Core Growth	Larry J. Puglia	none	over $1,000,000
Institutional Large-Cap Growth	Robert W. Sharps	none	over $1,000,000
Institutional Large-Cap Value	David Giroux John D. Linehan Brian C. Rogers	none none none	$500,001-$1,000,000 over $1,000,000 over $1,000,000
Institutional Mid-Cap Equity Growth	Brian W.H. Berghuis	none	over $1,000,000
Institutional Small-Cap Stock	Gregory A. McCrickard	none	over $1,000,000
Short-Term Income	Edward A. Wiese	none	over $1,000,000

(a)See table beginning on page 5 for the fiscal year of the funds. The range of fund holdings as of the fund`s fiscal year is updated concurrently with each fund`s prospectus date as shown in the table beginning on page 5.

The following funds are designed as investment options for insurance companies issuing variable annuity or variable life insurance contracts. Variable life insurance contracts may not be suitable investments for these portfolio managers.
Fund		Range of Fund Holdings as of Fund`s Fiscal Yeara	All Funds Range as of 12/31/05
Portfolio Manager
Blue Chip Growth Portfolio	Larry J. Puglia	none	over $1,000,000
Equity Income Portfolio	Brian C. Rogers	none	over $1,000,000
Equity Index 500 Portfolio	E. Frederick Bair	none	$100,001—$500,000
Health Sciences Portfolio	Kris H. Jenner	none	$100,001—$500,000
International Stock Portfolio	Mark C.J. Bickford-Smith Dean Tenerelli David J.L. Warren	none none none	$100,001—$500,000 none $100,001—$500,000
Limited-Term Bond Portfolio	Edward A. Wiese	none	over $1,000,000
Mid-Cap Growth Portfolio	Brian W.H. Berghuis	none	over $1,000,000
New America Growth Portfolio	Joseph M. Milano	none	over $1,000,000
Personal Strategy Balanced Portfolio	Edmund M. Notzon III	none	$500,001—$1,000,000
Prime Reserve Portfolio	James M. McDonald	none	over $1,000,000

(a)See table beginning on page 5 for the fiscal year of the funds. The range of fund holdings as of the fund`s fiscal year is updated concurrently with each fund`s prospectus date as shown in the table beginning on page 5.

The following funds are designed for persons residing in the indicated state. The portfolio managers reside in Maryland.
Fund		Range of Fund Holdings as of Fund`s Fiscal Year a	All Funds Range as of 12/31/05
Portfolio Manager
California Tax-Free Bond	Konstantine B. Mallas	none	$500,001—$1,000,000
California Tax-Free Money	Joseph K. Lynagh	none	over $1,000,000
Georgia Tax-Free Bond	Hugh D. McGuirk	none	over $1,000,000
New Jersey Tax-Free Bond	Konstantine B. Mallas	none	$500,001—$1,000,000
New York Tax-Free Bond	Konstantine B. Mallas	none	$500,001—$1,000,000
New York Tax-Free Money	Joseph K. Lynagh	none	over $1,000,000
Virginia Tax-Free Bond	Hugh D. McGuirk	none	over $1,000,000

(a)See table beginning on page 5 for the fiscal year of the funds. The range of fund holdings as of the fund`s fiscal year is updated concurrently with each fund`s prospectus date as shown in the table beginning on page 5.

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund`s prospectus, though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by our Investment Steering Committees and those funds are the same ones presented to our mutual fund directors in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for the Tax-Efficient Funds. Compensation is viewed with a long-term time horizon. The more consistent a manager`s performance over time, the higher the compensation opportunity. The increase or decrease in a fund`s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund`s expense ratio is usually taken into account.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

The following table sets forth the number and total assets of the mutual funds and accounts managed by the Price Funds` portfolio managers as of the fiscal year of the funds they manage, unless otherwise indicated. All of the assets of the Capital Appreciation, Institutional Concentrated Large-Cap Value, Institutional Large-Cap Value, International Discovery, International Equity Index, Media & Telecommunications, Tax-Efficient Balanced, and Total Equity Market Index Funds and the International Stock Portfolio are shown as being allocated to all managers of those funds. There are no accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Christopher D. Alderson	8	$3,022,014,523	3	$2,484,694,058	3	$498,299,221
Preston G. Athey	7	6,966,880,190	3	37,968,683	9	838,520,541
Jeffrey W. Arricale(a)	—	—	—	—	—	—
E. Frederick Bair	9	6,947,884,558	2	3,394,160,400	1	498,751,311
P. Robert Bartolo	1	438,133,385	—	—	—	—
Connice A. Bavely	5	1,386,402,369	1	86,265,979	1	212,034,154
Brian W.H. Berghuis	8	19,758,863,428	1	45,768,661	4	290,032,855
Mark C.J. Bickford-Smith	3	1,218,687,415	3	128,367,636	6	2,080,552,514
Brian J. Brennan	3	280,884,309	6	2,744,546,859	7	542,508,780
Jerome A. Clark	43	13,338,661,809	5	32,441,641	—	—
Michael J. Conelius	2	497,421,206	3	274,683,449	1	—
Anna M. Dopkin	1	1,740,796,781	—	—	—	—
Frances Dydasco	1	1,285,001,815	—	—	—	—
Mark J.T. Edwards	2	1,699,568,786	—	—	—	—
Henry M. Ellenbogen	1	438,133,385	—	—	—	—
Robert N. Gensler	2	301,208,812	2	1,055,733,519	1	35,657,558
David Giroux	1	160,461,930	—	—	—	—
M. Campbell Gunn	2	626,122,479	—	—	—	—
Charles B. Hill	5	1,219,503,120	—	—	14	1,005,428,894
Michael W. Holton	1	394,151,170	—	—	—	—
Thomas J. Huber	1	773,625,439	—	—	—	—
Kris H. Jenner	6	2,610,514,850	2	112,912,980	1	29,731,124
Ian D. Kelson	13	2,354,817,404	22	377,449,441	3	45,298,994
John H. Laporte	2	6,964,704,705	1	39,038,940	6	535,411,994
David M. Lee	1	961,693,647	—	—	—	—
John D. Linehan	5	4,624,253,891	2	358,554,035	14	1,134,966,892
Anh Lu	1	1,290,810,405	—	—	—	—
Joseph K. Lynagh	5	1,782,135,538	—	—	14	413,183,810
Konstantine B. Mallas	4	917,732,981	—	—	4	58,273,602
Gregory A. McCrickard	4	8,171,827,968	2	230,778,306	8	1,019,325,355
James M. McDonald	6	19,672,937,791	1	426,924,730	—	—
Hugh D. McGuirk	4	2,021,720,880	—	—	10	288,723,487
Cheryl A. Mickel	1	241,954,257	1	3,457,877,929	18	2,819,107,450
Joseph M. Milano	2	960,202,894	—	—	—	—
Mary J. Miller	1	1,789,849,500	—	—	2	197,470,994
Raymond A. Mills, Ph.D.	3	1,115,309,653	—	—	1	29,288,893
James M. Murphy	1	1,430,181,518	—	—	—	—
Sudhir Nanda(b)	—	—	—	—	—	—
Edmund M. Notzon III	21	11,935,804,262	7	1,047,946,625	13	1,141,315,485
Charles M. Ober	2	4,166,754,711	—	—	4	601,781,869
Gonzalo Px87 ngaro	3	1,233,309,699	—	—	—	—
Donald J. Peters	14	2,941,958,082	—	—	31	1,904,095,399
Larry J. Puglia	10	13,670,710,486	1	115,465,244	12	1,184,539,686
Brian C. Rogers	13	29,524,951,128	2	207,117,655	17	1,420,354,309
Jeffrey Rottinghaus	2	163,850,169	2	13,954,386	—	—
Daniel O. Shackelford	5	4,306,582,555	1	164,007,473	6	1,485,806,187
Robert W. Sharps	7	2,030,320,450	3	1,633,412,910	9	1,159,806,193
Neil Smith	1	137,643,452	—	—	—	—
Robert W. Smith	13	16,249,509,613	—	—	4	254,784,351
Michael F. Sola	4	5,242,879,182	—	—	—	—
William J. Stromberg	3	1,161,625,064	4	1,189,854,244	22	3,763,638,059
Dean Tenerelli	4	2,831,737,011	3	223,733,249	1	24,843,069
Justin Thomson	1	471,145,797	—	—	—	—
David A. Tiberii	2	219,373,319	3	228,490,632	11	1,708,881,453
Ken D. Uematsu	1	382,230,184	—	—	—	—
Mark J. Vaselkiv	7	5,310,124,108	9	2,720,791,479	17	2,232,352,141
David J. Wallack	3	6,330,378,523	1	36,947,675	1	89,613,546
David J.L. Warren	4	6,726,075,342	1	127,544,987	1	42,108,928
Edward A. Wiese	3	1,504,306,143	1	38,583,369	10	1,424,732,859
Paul W. Wojcik	4	832,110,948	—	—	1	28,266,606

(a)This individual assumed co-portfolio management responsibility on June 30, 2006, therefore, information on other managed accounts will be updated concurrently with the upcoming fiscal year end of the managed mutual fund.

(b)This individual assumed portfolio management responsibility on October 2, 2006, therefore, information on other managed accounts will be updated concurrently with the upcoming fiscal year end of the managed mutual fund.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager`s Compensation" section, our portfolio managers` compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the "Portfolio Transactions" section of this Statement of Additional Information for more information on our brokerage and trade allocation policies.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price pays Morningstar for a variety of products and services and manages the Morningstar retirement plan. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price.

PRINCIPAL HOLDERS OF SECURITIES

As of October 31, 2006, the directors and officers of the funds, as a group, owned less than 1% of the outstanding shares of any fund.

As of October 31, 2006, the following shareholders of record owned more than 5% of the outstanding shares of the indicated funds and/or classes.

Fund	Shareholder	%
Balanced	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department P.O. Box 17215 Baltimore, Maryland 21297	47.87(c)
Blue Chip Growth	Fidelity Investments
Institutional Operations Company
FIIOC as Agent for Merck & Co. Inc.
100 Magellan Way (KW1C)
Covington, Kentucky 41015

Pirateline & Co.
T. Rowe Price Associates
Attn.: Fund Accounting Department
100 East Pratt Street
Baltimore, Maryland 21202

T. Rowe Price Retirement Plan Services, Inc.
Blue Chip Growth Fund
Attn.: Asset Reconciliations
P.O. Box 17215
Baltimore, Maryland 21297
5.27 7.01 30.00(b)
Blue Chip Growth Fund—Advisor Class	John Hancock Life Insurance Company USA
250 Bloor Street East, Floor 7E
Toronto Ontario Canada M4W1E5

Mercer Trust Company TR
FBO Reuters 401(k) Pension Plan
1 Investors Way
Norwood, Massachusetts 02062

National Financial Services for the Exclusive Benefit of
Our Customers
200 Liberty Street
One Financial Center, 4th Floor
New York, New York 10281
39.39(a) 6.49 13.53
Blue Chip Growth Fund—R Class	American United Life Separate Account II P.O. Box 1995 Indianapolis, Indiana 46206 Massachusetts Mutual Life Insurance Co. 1295 State Street Fund Operations Springfield, Massachusetts 01111 Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, Ohio 43218 Taynik & Co. c/o Investors Bank & Trust P.O. Box 9130 Boston, Massachusetts 02117	20.27 14.69 16.76 6.60
California Tax-Free Money	Georgette O`Connor Day TR Georgette O`Connor Day Trust Los Angeles, California	8.85
Capital Appreciation	Charles Schwab & Co., Inc. Reinvest Account Attn.: Mutual Fund Department 101 Montgomery Street San Francisco, California 94104 National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	8.55 9.36 6.72
Capital Appreciation Fund—Advisor Class	Investors Bank & Trust FBO Various Retirement Plans 4 Manhattanville Road Purchase, New York 10577 National Financial Services for the Exclusive Benefit of Our Customers	8.27 40.87(a)
Capital Opportunity	McWood & Co. c/o First Citizens Bank & Trust P.O. Box 29522 Raleigh, North Carolina 27626 Swebak & Co. c/o Amcore Investment Group P.O. Box 4599 Rockford, Illinois 61110	30.87(a) 19.66
Capital Opportunity Fund—Advisor Class	T. Rowe Price Associates Attn.: Financial Reporting Department 100 East Pratt Street Baltimore, Maryland 21202	96.43(e)
Capital Opportunity Fund—R Class	T. Rowe Price Associates Attn.: Financial Reporting Department	100.00(e)
Corporate Income	Yachtcrew & Co. T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202	43.85(d)
Developing Technologies	TRP Finance, Inc. 802 West Street Suite 301 Wilmington, Delaware 19801 Trustees of T. Rowe Price U.S. Retirement Program Attn.: Financial Reporting Department P.O. Box 89000 Baltimore, Maryland 21289	6.38 8.00
Dividend Growth	T. Rowe Price Trust Company Dividend Growth Fund (DGF) Attn.: Asset Reconciliation P.O. Box 17215 Baltimore, Maryland 21297	15.00
Emerging Europe & Mediterranean	National Financial Services for the Exclusive Benefit of Our Customers	21.35
Emerging Markets Bond	Charles Schwab & Co., Inc. National Financial Services for the Exclusive Benefit of Our Customers Yachtcrew & Co.	7.92 6.75 18.50
Emerging Markets Stock	Charles Schwab & Co., Inc. National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	8.79 11.52 5.77
Equity Income	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	20.11
Equity Income Fund—Advisor Class	Citigroup Global Markets Inc.
333 West 34th Street, 3rd Floor
New York, New York 10001

John Hancock Life Insurance Company USA

National Financial Services for the Exclusive Benefit of
Our Customers

PRIAC
FBO Various Retirement Plans
801 Pennsylvania Avenue
Kansas City, Missouri 64105
9.11 13.39 35.28(a) 7.24
Equity Income Fund—R Class	American United Life Separate Account II Nationwide Trust Company FSB Unified Trust Company NA 2353 Alexandria Drive, Suite 100 Lexington, Kentucky 40504 Wachovia Bank FBO Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, North Carolina 28288	14.42 10.75 6.18 13.61
Equity Index 500	Retirement Portfolio 2010 T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202 Retirement Portfolio 2015 T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202 Retirement Portfolio 2020 T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202 T. Rowe Price Trust Company Attn.: RPS Control Department 10090 Red Run Boulevard Owings Mills, Maryland 21117	9.26 5.26 8.85 14.98
European Stock	Bobstay & Co. T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202 Charles Schwab & Co., Inc.	7.96 6.88
Extended Equity Market Index	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	21.49
Financial Services	National Financial Services for the Exclusive Benefit of Our Customers	5.02
Georgia Tax-Free Bond	Charles Schwab & Co., Inc.	5.64
Global Stock	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Plan Install Team P.O. Box 17215 Baltimore, Maryland 21297	6.60 6.32
Global Stock Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Associates Attn.: Financial Reporting Department	27.96(a) 69.80(e)
Global Technology	National Financial Services for the Exclusive Benefit of Our Customers	5.07
GNMA	Yachtcrew & Co.	42.48(d)
TRP Government Reserve Investment	Barnaclesail
c/o T. Rowe Price Associates
Attn.: Mid-Cap Growth Fund
100 East Pratt Street
Baltimore, Maryland 21202

Bridgesail & Co.
c/o T. Rowe Price Associates
Attn.: Science & Technology Fund
100 East Pratt Street
Baltimore, Maryland 21202

T. Rowe Price Retirement Plan Services, Inc.
Attn.: RPS Cash Group
4515 Painters Mill Road
Owings Mills, Maryland 21117
57.99(a) 16.27 14.53
Growth & Income	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	20.25
Growth Stock	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	12.22
Growth Stock Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers U.S. Bank FBO Private Asset Department OA Platform P.O. Box 1787 Milwaukee, Wisconsin 53201	32.74(a) 6.62
Growth Stock Fund—R Class	American United Life Separate Account II Nationwide Trust Company FSB Suntrust Bank TR FBO Florida Rock Industries Inc. Profit Sharing & Deferred Earnings Plan c/o FASCORP 8515 East Orchard Road Attn.: 2T2 Englewood, Colorado 80111	13.00 7.64 5.59
Health Sciences	John Hancock Life Insurance Company USA	8.88
High Yield	Retirement Portfolio 2010 Retirement Portfolio 2020 Yachtcrew & Co.	5.06 6.34 21.53
High Yield Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers	95.35(a)
Inflation Protected Bond	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Inflation Protected Bond	19.86
Institutional Core Plus	Dewey Ballantine LLP 1301 Avenue of the Americas New York, New York 10019 Episcopal Community Services of the Diocese of Pennsylvania 225 South 3rd Street Philadelphia, Pennsylvania 19106 TRP Finance, Inc.	50.07(a) 10.01 39.92(f)
Institutional Emerging Markets Equity	Mac & Co.
Mutual Funds Operations
P.O. Box 3198
525 William Penn Place
Pittsburgh, Pennsylvania 15230

Nabank & Co.
Daily Record Keeping Account
Attn.: Trust Securities
P.O. Box 2180
Tulsa, Oklahoma 74101

SEI Private Trust Co.
c/o Harris Bank
Attn.: Mutual Funds
One Freedom Valley Drive
Oaks, Pennsylvania 19456

The Glenmede Trust Co.
Lauer & Company
P.O. Box 58997
Philadelphia, Pennsylvania 19102

The Nemours Foundation
4600 Touchton Road East
Building 200, Suite 500
Jacksonville, Florida 32246
6.66 7.77 43.78(a) 10.86 8.43
Institutional Foreign Equity	Mac & Co.

Nabank & Co.

Saxon & Co.
P.O. Box 7780-1888
Philadelphia, Pennsylvania 19182

State Street Bank & Trust Co. Cust.
Houston Metro Transit Authority Fund—MTA Union
805 Pennsylvania Avenue
Tower 2, 5th Floor
Kansas City, Missouri 64105

State Street Bank & Trust Co. Cust.
Houston Metro Transit Authority Fund—MTA Non-Union
805 Pennsylvania Avenue
Tower 2, 5th Floor
Kansas City, Missouri 64105

T. Rowe Price Trust Company
Balanced Fund Employee Profit Sharing Retirement
Plan of Winn Dixie Stores, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Vanguard Fiduciary Trust Company
FBO Pioneer Hi-Bred Mix 3 and Mix 4
P.O. Box 2600
Valley Forge, Pennsylvania 19482
10.19 5.44 5.58 11.01 8.87 5.87 18.64
Institutional Global Equity	TRP Finance, Inc.	100.00(f)
Institutional High Yield	Bread & Co.
c/o T. Rowe Price Associates
Attn.: Balanced Fund
100 East Pratt Street
Baltimore, Maryland 21202

Ladybird & Co.
c/o T. Rowe Price Associates
Attn.: Personal Strategy Income Fund
100 East Pratt Street
Baltimore, Maryland 21202

Ladybug & Co.
c/o T. Rowe Price Associates
Attn.: Personal Strategy Balanced Fund
100 East Pratt Street
Baltimore, Maryland 21202

National City TR
FBO Jones Day 401(k) Plan
Attn.: Trust Mutual Funds
P.O. Box 94984
Cleveland, Ohio 44101
30.39(a) 9.72 14.74 8.67
Institutional Large-Cap Core Growth	Immaculate Heart Missions, Inc.
Casa Generalizia
Via S. Giovanni Eudes 95
Roma, Italy 00163

Post & Co.
c/o The Bank of New York
Mutual Fund Reorg. Department, 6th Floor
P.O. Box 1066
Wall Street Station
New York, New York 10268

The Jewish Foundation of Cincinnati
8044 Montgomery Road, Suite 700
Cincinnati, Ohio 45236

TRP Finance, Inc.
23.88 44.84(a) 22.47 5.78
Institutional Large-Cap Growth	Charles Schwab & Co., Inc. Dewey Ballantine LLP Fidelity Investments Institutional Operations Company FIIOC as Agent for Florida Power & Light	22.66 6.05 12.86
Institutional Large-Cap Value	Carey & Co.
c/o Huntington Trust Company
7 Easton Oval
Columbus, Ohio 43219

Charles Schwab & Co., Inc.

Dewey Ballantine LLP

Fidelity Management TR
FBO Retirement Savings Plan for Pilots of US Airways Inc.
82 Devonshire Street Z1M
Boston, Massachusetts 02109

Investors Bank & Trust
FBO Various Retirement Plans
4 Manhattanville Road
Purchase, New York 10577

Patterson & Co.
FBO Town of West Hartford Pension
1525 West WT Harris Boulevard
Charlotte, North Carolina 28288
12.63 26.75(a) 9.27 5.84 14.72 6.15
Institutional Mid-Cap Equity Growth	Balsa & Company 14221 Dallas Parkway Dallas, Texas 75254 Bank of New York FBO Arch Coal Pension Plan Attn.: Tom Campbell 1 Wall Street, 12th Floor New York, New York 10286 SEI Private Trust Co. c/o M&T Bank Stichting Pensioenfonds Van De Koninklijke Nedlloyd P.O. Box 1982 3000 B Z Rotterdam Netherlands U.S. Bank FBO Land O` Lakes Retirement Trust	5.25 5.08 5.17 5.14 5.49
Institutional Small-Cap Stock	National Financial Services for the Exclusive Benefit of Our Customers Sigler & Co. Smithsonian Institution 3 Chase Metrotech Center, 5th Floor Brooklyn, New York 11245 Trust & Custody Services Bank LTD Tower Z Harumi Triton Square 8-12 Harumi 1-Chome Chuo-Ku Tokyo, Japan 104-6228	15.47 13.79 11.45
International Bond	Charles Schwab & Co., Inc. National Financial Services for the Exclusive Benefit of Our Customers Yachtcrew & Co.	12.45 5.43 25.49(d)
International Bond Fund—Advisor Class	Citigroup Global Markets Inc.

Citigroup Institutional Trust Co.
Smith Barney 401(k) Advisor Group
400 Atrium Drive
Somerset, New Jersey 08873

National Financial Services for the Exclusive Benefit of
Our Customers
56.08(a) 11.89 20.18
International Discovery	Fidelity Investments Institutional Operations Company FIIOC as Agent for Ford SSIP T. Rowe Price Retirement Plan Services, Inc. Attn.: Asset Reconciliation Vanguard Fiduciary Trust Company T. Rowe Price Retail Class Funds Attn.: Outside Funds P.O. Box 2600 Valley Forge, Pennsylvania 19482	9.91 6.64 9.30
International Equity Index	T. Rowe Price Retirement Plan Services, Inc. Omnibus Plan New Business-Conv. Assets	12.44
International Growth & Income	Pirateline & Co. Retirement Portfolio 2010 Retirement Portfolio 2020 Retirement Portfolio 2030 T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202	12.62 6.37 10.49 8.26
International Growth & Income Fund—Advisor Class	U.S. Bank FBO Private Asset Department OA Platform	91.73(a)
International Growth & Income Fund—R Class	American United Life American Unit Investment Trust American United Life Separate Account II	30.43(a) 46.85(a)
International Stock	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	14.01
International Stock Fund—Advisor Class	Citigroup Global Markets Inc. U.S. Bank FBO Private Asset Department OA Platform	24.96 22.89
International Stock Fund—R Class	American United Life Separate Account II AST Trust Company TR FBO Anesthesiology Consultants Exchange PC 401(k) PSP P.O. Box 52129 Phoenix, Arizona 85072	60.15(a) 6.32
Japan	Charles Schwab & Co., Inc. Knotfloat & Co. P.O. Box 5496 Boston, Massachusetts 02206 National Financial Services for the Exclusive Benefit of Our Customers	7.32 5.46 9.47
Latin America	Charles Schwab & Co., Inc. Wilmington Trust Co. FBO Continental Airlines Inc. DCP Plan c/o Mutual Funds P.O. Box 8971 Wilmington, Delaware 19899	9.82 5.11
Maryland Tax-Free Money	T. Rowe Price Associates Attn.: Financial Reporting Department	20.28
Media & Telecommunications	T. Rowe Price Trust Company Media & Telecommunications Fund P.O. Box 17215 Baltimore, Maryland 21297	8.35
Mid-Cap Growth	Charles Schwab & Co., Inc. T. Rowe Price Trust Company Attn.: Asset Reconciliations P.O. Box 17215 Baltimore, Maryland 21297	6.89 18.93
Mid-Cap Growth Fund—Advisor Class	MITRA & Company 11270 West Park Place Suite 400 Attn.: Mutual Funds Milwaukee, Wisconsin 53224 National Financial Services for the Exclusive Benefit of Our Customers U.S. Bank FBO Private Asset Department OA Platform Vanguard Fiduciary Trust Company T. Rowe Price Advisor Class Funds Attn.: Outside Funds P.O. Box 2900 Valley Forge, Pennsylvania 19482 Wells Fargo Bank NA FBO RPS T. Rowe Price Mid-Cap Growth P.O. Box 1533 Minneapolis, Minnesota 55480	6.26 12.54 8.77 14.39 5.44
Mid-Cap Growth Fund—R Class	American United Life Separate Account II ING Life Insurance & Annuity Company 151 Farmington Avenue Hartford, Connecticut 06156 Nationwide Trust Company FSB T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement MGR	5.37 18.59 15.91 6.46
Mid-Cap Value	Charles Schwab & Co., Inc. National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Account New Business Group	5.70 6.49 7.59
Mid-Cap Value Fund—Advisor Class	John Hancock Life Insurance Company USA MITRA & Company National Financial Services for the Exclusive Benefit of Our Customers Union Central Life Insurance Company 1876 Waycross Road, #3 Cincinnati, Ohio 45240 U.S. Bank FBO Private Asset Department OA Platform Whitelaw & Company National City Bank TTEE Trust Mutual Funds P.O. Box 94984 Cleveland, Ohio 44101	5.45 5.09 17.47 6.53 8.34 5.10
Mid-Cap Value Fund—R Class	American United Life
Separate Account II

ING Life Insurance & Annuity Company

J.P. Morgan Chase TR
FBO ADP Mid Market Product
3 Metrotech Center, 6th Floor
Brooklyn, New York 11245

Nationwide Trust Company FSB

State Street Bank & TR
FBO ADP Daily Valuation B
105 Rosemont Road
Westwood, Massachusetts 02090
7.46 7.58 6.95 14.73 25.70(a)
New America Growth	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department Wilmington Trust Co.	20.63 7.62
New Asia	Charles Schwab & Co., Inc.	8.37
New Era	Charles Schwab & Co., Inc. National Financial Services for the Exclusive Benefit of Our Customers	9.16 5.86
New Horizons	Pirateline & Co. T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	5.89 27.02(c)
New Income	Retirement Portfolio 2010 Retirement Portfolio 2015 Retirement Portfolio 2020 T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department Yachtcrew & Co.	12.01 6.26 9.19 7.20 21.62
New Income Fund—R Class	MITRA & Company Nationwide Trust Company FSB T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement NIR	14.57 18.34 51.66(b)
New Jersey Tax-Free Bond	PFPC Brokerage Inc. PFPC Wrap Services FBO Hilliard Lyons/Capital Dist.	9.40
New York Tax-Free Money	Coleman M. Brandt Grace L. Brandt JT TEN New York, New York	9.47
Personal Strategy Balanced	T. Rowe Price Trust Company Balanced Attn.: Asset Reconciliation P.O. Box 17215 Baltimore, Maryland 21297	41.16(c)
Personal Strategy Growth	T. Rowe Price Trust Company Attn.: Growth Asset P.O. Box 17215 Baltimore, Maryland 21297	30.83(c)
Personal Strategy Income	T. Rowe Price Trust Company Income Attn.: Asset Reconciliation P.O. Box 17215 Baltimore, Maryland 21297	30.80(c)
Prime Reserve	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	12.38
Real Estate	Charles Schwab & Co., Inc. T. Rowe Price Retirement Plan Services, Inc. Omniplan Account New Business Group Conv. Asset	5.34 6.74
Real Estate Fund—Advisor Class	National Financial Services for the Exclusive Benefit of
Our Customers

Union Bank TR Nominee
FBO Bank of Tokyo Mitsubishi
P.O. Box 85484
San Diego, California 92186

Wachovia Bank
FBO Various Retirement Plans

Wells Fargo Bank NA
FBO Retirement Plan Services
P.O. Box 1533
Minneapolis, Minnesota 55480
57.80(a) 9.19 10.81 5.24
TRP Reserve Investment	Eye & Co. c/o T. Rowe Price Associates Attn.: Growth Stock Fund 100 East Pratt Street Baltimore, Maryland 21202 Overlap & Co. c/o T. Rowe Price Associates Attn.: Small-Cap Stock Fund 100 East Pratt Street Baltimore, Maryland 21202 Seamile & Co. c/o T. Rowe Price Associates Attn.: Capital Appreciation Fund 100 East Pratt Street Baltimore, Maryland 21202 Taskforce & Co. c/o T. Rowe Price Associates Attn.: Equity Income Fund 100 East Pratt Street Baltimore, Maryland 21202 The GCG Trust Fully Managed Series Bank of New York One Wall Street, 25th Floor New York, New York 10286	6.30 5.06 19.47 12.48 5.84
Retirement 2005	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	51.33(b)
Retirement 2010	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2010	54.21(b)
Retirement 2010 Fund—Advisor Class	AIG Federal Savings Bank TR FBO Memorial Health System 401(k) Plan 2929 Allen Parkway Houston, Texas 77019 State Street Bank & Trust Co. Olin Corporation Contribution Employee Ownership Plan 1 Heritage Drive Quincy, Massachusetts 02171 Union Bank TR Nominee FBO Bank of Tokyo Mitsubishi Union Central Life Insurance Co.	15.12 14.93 7.94 14.60
Retirement 2010 Fund—R Class	American Red Cross Savings Plan State Street Bank & Trust Co. 105 Rosemont Road Westwood, Massachusetts 02090 Saxon & Co.	41.54(a) 15.78
Retirement 2015	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	56.27(b)
Retirement 2020	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2020	57.92(b)
Retirement 2020 Fund—Advisor Class	AIG Federal Savings Bank TR FBO Memorial Health System 401(k) Plan Saxon & Co. State Street Bank & Trust Co. Olin Corporation Contribution Employee Ownership Plan Union Bank TR Nominee FBO Bank of Tokyo Mitsubishi Union Central Life Insurance Co. Wells Fargo Bank NA FBO Retirement Plan Services	14.93 8.30 10.57 5.33 17.42 5.14
Retirement 2020 Fund—R Class	American Red Cross Savings Plan Saxon & Co. Union Bank of California TR Nominee FBO Omnibus Account Wachovia Bank FBO Various Retirement Plans	12.53 21.69 5.67 5.30
Retirement 2025	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	63.40(b)
Retirement 2030	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2030	60.92(b)
Retirement 2030 Fund—Advisor Class	AIG Federal Savings Bank TR FBO Memorial Health System 401(k) Plan Saxon & Co. State Street Bank & Trust Co. Olin Corporation Contribution Employee Ownership Plan Union Bank TR Nominee FBO Bank of Tokyo Mitsubishi Union Central Life Insurance Co.	18.33 10.51 7.18 6.01 20.87
Retirement 2030 Fund—R Class	American Red Cross Savings Plan Saxon & Co. State Street Bank & TR FBO ADP Daily Valuation B Suntrust Bank TR FBO Churchill Downs Inc. 401(k) Suntrust Bank TR FBO Florida Rock Industries Inc. Profit Sharing & Deferred Earnings Plan Wachovia Bank FBO Various Retirement Plans	14.35 19.64 5.06 6.32 5.53 5.76
Retirement 2035	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	65.15(b)
Retirement 2040	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2040	64.67(b)
Retirement 2040 Fund—Advisor Class	AIG Federal Savings Bank TR FBO Memorial Health System 401(k) Plan Saxon & Co. Union Central Life Insurance Co. Wilmington Trust Company TTEE FBO Kaleida 403(b) Retirement Plan P.O. Box 8880 Wilmington, Delaware 19899	13.25 9.56 19.71 12.23
Retirement 2040 Fund—R Class	Saxon & Co. State Street Bank & TR FBO ADP Daily Valuation B Suntrust Bank TR FBO Churchill Downs Inc. 401(k) Suntrust Bank TR FBO Florida Rock Industries Inc. Profit Sharing & Deferred Earnings Plan Wachovia Bank FBO Various Retirement Plans	16.05 8.00 11.44 17.69 5.23
Retirement 2045	Mac & Co. T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	8.81 62.49(b)
Retirement Income	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement Income	31.38(b)
Retirement Income Fund—Advisor Class	AIG Federal Savings Bank TR FBO Memorial Health System 401(k) Plan AMVESCAP National Trust Company TTEE FBO Clemens Family Sharing Plan Orchard Trust Company LLC Cust FBO Employee Benefits Clients Attn.: Mutual Fund Trading 8515 East Orchard Road Englewood, Colorado 80111 Saxon & Co. State Street Bank & Trust Co. Olin Corporation Contribution Employee Ownership Plan Union Bank TR Nominee FBO Bank of Tokyo Mitsubishi	23.76 5.94 5.59 6.09 15.06 13.14
Retirement Income Fund—R Class	Citistreet Retirement Services
Trusteed by State Street Bank & Trust
1 Heritage Drive
Quincy, Massachusetts 02171

Fulton Financial Adv. TTEE
FBO TMI Systems Inc.
P.O. Box 3215
Lancaster, Pennsylvania 17604

Mac & Co.

Wachovia Bank
FBO Various Retirement Plans
31.42(a) 5.88 23.88 14.63
Science & Technology	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	22.66
Science & Technology Fund—Advisor Class	John Hancock Life Insurance Company USA	90.59(a)
Short-Term Bond	Yachtcrew & Co.	19.86
Short-Term Bond Fund—Advisor Class	Hilliard Lyons Custodian
Audubon, New Jersey

Penfirn & Co.
FBO 20994060
P.O. Box 3327
Omaha, Nebraska 68103

Trust Company of America
P.O. Box 6503
Englewood, Colorado 80155

Trustlynx & Co.
Company 00p06
P.O. Box 173736
Denver, Colorado 80217

UMB Bank
Northwestern Lehigh SD
6128 Lone Pond Lane
Allentown, Pennsylvania 18104

UMB Bank
Woodbine, New Jersery
8.98 8.41 44.91(a) 10.10 7.41 15.64
Small-Cap Stock	Norwest Bank Company NA TR FBO State of Minnesota Deferred Compensation Plan Minnesota State Deferred Compensation Plan Trust c/o Great West Life Recordkeeper 8515 East Orchard Road Attn.: 2T2 Englewood, Colorado 80111 T. Rowe Price Trust Company T. Rowe Price OTC Fund Attn.: RPS Control Department P.O. Box 17215 Baltimore, Maryland 21297	5.79 16.44
Small-Cap Stock Fund—Advisor Class	ICMA Retirement Trust 777 North Capitol Street NE, Suite 600 Washington, DC 20002 Minnesota Life 401 Robert Street North Saint Paul, Minnesota 55101 Northern Trust Company TR Home Depot Future Builder 401(k) Plan P.O. Box 92994 Chicago, Illinois 60675 Vanguard Fiduciary Trust Company	12.49 17.17 19.35 14.21
Small-Cap Value	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	29.65(c)
Small-Cap Value Fund—Advisor Class	ICMA Retirement Trust

John Hancock Life Insurance Company USA

Merrill Lynch Pierce Fenner & Smith Inc. for the Sole
Benefit of Its Customers
4800 Deer Lake Drive East
Jacksonville, Florida 32246

U.S. Bank
FBO Private Asset Department
OA Platform
26.91(a) 29.44(a) 12.08 7.45
Spectrum Growth	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	16.12
Spectrum Income	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	25.85(c)
Spectrum International	T. Rowe Price Retirement Plan Services, Inc. Omniplan Account New Business Group	7.38
Summit Cash Reserves	T. Rowe Price Associates Attn.: Financial Reporting Department T. Rowe Price Trust Company Attn.: Asset Reconciliations	6.25 11.91
Summit Municipal Income	National Financial Services for the Exclusive Benefit of Our Customers	43.53(a)
Summit Municipal Intermediate	Charles Schwab & Co., Inc. Prudential Investment Management Services FBO Mutual Funds Clients Attn.: Pruchoice Unit Mail Stop 194-201 194 Wood Avenue South Iselin, New Jersey 08830	5.74 34.80(a)
Summit Municipal Money Market	T. Rowe Price Associates Attn.: Financial Reporting Department	13.83
Tax-Efficient Balanced	Julian J. Ewell & Dale Walker & Stephen L. Moses TRS Beverly Ewell Trust Albuquerque, New Mexico	5.05
Tax-Exempt Money	T. Rowe Price Associates Attn.: Financial Reporting Department T. Rowe Price International, Inc. Attn.: Financial Reporting Department 100 East Pratt Street Baltimore, Maryland 21202	9.01 10.71
Tax-Free High Yield	Charles Schwab & Co., Inc.	5.24
Tax-Free Income Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers	99.32(a)
Tax-Free Short-Intermediate	Charles Schwab & Co., Inc. National Financial Services for the Exclusive Benefit of Our Customers	10.05 5.16
U.S. Bond Index	Alaska College Savings Trust ACT Portfolio c/o T. Rowe Price Associates 100 East Pratt Street, 7th Floor Baltimore, Maryland 21202 National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Plan New Business-Conv. Assets	13.35 8.54 20.63
U.S. Treasury Intermediate	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	18.39
U.S. Treasury Long-Term	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department Yachtcrew & Co.	9.88 45.90(d)
U.S. Treasury Money	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	16.16
Value	Pirateline & Co. Retirement Portfolio 2020 Retirement Portfolio 2025 Retirement Portfolio 2030 Retirement Portfolio 2040 T. Rowe Price Trust Company Attn.: Installation Team for TRPS Institutional Control Department	9.12 11.15 5.76 10.10 5.11 11.27
Value Fund—Advisor Class	Minnesota Life National Financial Services for the Exclusive Benefit of Our Customers	7.05 77.30(a)

(a)At the level of ownership indicated, the shareholder would be able to determine the outcome of most issues that are submitted to shareholders for vote.

(b)T. Rowe Price Retirement Plan Services, Inc., is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Retirement Plan Services is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Retirement Plan Services and are normally voted by various retirement plans and retirement plan participants.

(c)T. Rowe Price Trust Company is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Trust Company is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Trust Company and are normally voted by various retirement plans and retirement plan participants.

(d)Yachtcrew & Co. owns the indicated percentage of the outstanding shares of the fund through the Spectrum Funds. Shares of the fund held by the Spectrum Funds are "echo-voted" by Spectrum Funds in the same proportion as the shares of the fund are voted by its non-Spectrum Fund shareholders.

(e)T. Rowe Price Associates is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. Securities owned by T. Rowe Price Associates are the result of its contributions to the fund at the fund`s inception in order to provide the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price Associates would be able to determine the outcome of most issues that were submitted to shareholders for vote.

(f)T. Rowe Price Finance is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. Securities owned by T. Rowe Price Finance are the result of its contribution to the fund at the fund`s inception in order to provide the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price Finance would be able to determine the outcome of most issues that were submitted to shareholders for vote.

INVESTMENT MANAGEMENT AGREEMENTS

T. Rowe Price International, Inc. is the investment manager for all international and foreign funds and has executed an Investment Management Agreement with each such fund. T. Rowe Price Associates, Inc. is the investment manager for all other funds and has executed an Investment Management Agreement with each such fund. T. Rowe Price Associates and T. Rowe Price International are hereinafter referred to as "Investment Managers". T. Rowe Price Associates is a wholly owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price International is a wholly owned subsidiary of T. Rowe Price Finance, Inc., which is a wholly owned subsidiary of T. Rowe Price Associates.

Services

Under the Investment Management Agreements (except with respect to the Japan Fund and the Japanese investments of the International Discovery Fund), the Investment Managers provide the funds with discretionary investment services. Specifically, the Investment Managers are responsible for supervising and directing the investments of the funds in accordance with the funds` investment objectives, programs, and restrictions as provided in the funds` prospectuses and this SAI. The Investment Managers are also responsible for effecting all security transactions on behalf of the funds, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. For the Japan Fund and the Japanese investments of the International Discovery Fund, T. Rowe Price International has entered into a subadvisory agreement with T. Rowe Price Global Investment Services Limited ("Global Investment Services") under which, subject to the supervision of T. Rowe Price International, Global Investment Services provides the same services described above that T. Rowe Price International provides for the other funds.

In addition to the services described above, the Investment Managers provide the funds with certain corporate administrative services, including: maintaining the funds` corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the funds; maintaining liaison with the agents employed by the funds such as the funds` custodian and transfer agent; assisting the funds in the coordination of such agent`s activities; and permitting employees of the Investment Managers to serve as officers, directors, and committee members of the funds without cost to the funds.

The Investment Management Agreements also provide that the Investment Managers, their directors, officers, employees, and certain other persons performing specific functions for the funds will be liable to the funds only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The subadvisory agreements with respect to the Japan and International Discovery Funds have a similar provision limiting the liability of Global Investment Services for errors, mistakes, and losses other than those caused by its willful misfeasance, bad faith, or gross negligence.

Under the Investment Management Agreements, the Investment Managers are permitted to utilize the services or facilities of others to provide them or the funds with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice, or assistance as the Investment Managers may deem necessary, appropriate, or convenient for the discharge of their obligations under the Investment Management Agreements or otherwise helpful to the funds. The subadvisory agreement with respect to the Japan and International Discovery Funds has a similar provision permitting Global Investment Services to utilize, at its own cost, the services or facilities of others.

All funds except Index, Institutional, TRP Reserve Investment, Retirement, Spectrum, Summit Income, and Summit Municipal Funds

Management Fees

The funds pay the Investment Managers a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to the Investment Managers on the first business day of the next succeeding calendar month and is calculated as described next.

The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds` group fee accrual as determined below ("Daily Price Funds` Group Fee Accrual") by the ratio of the Price Funds` net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds` Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds` Group Fee Accrual for that day as determined in accordance with the following schedule:
0.480%	First $1 billion	0.360%	Next $2 billion	0.310%	Next $16 billion
0.450%	Next $1 billion	0.350%	Next $2 billion	0.305%	Next $30 billion
0.420%	Next $1 billion	0.340%	Next $5 billion	0.300%	Next $40 billion
0.390%	Next $1 billion	0.330%	Next $10 billion	0.295%	Next $40 billion
0.370%	Next $1 billion	0.320%	Next $10 billion	0.290%	Thereafter

For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services (excluding the Retirement Funds, Spectrum Funds, TRP Reserve Investment Funds, and any Index or private label mutual funds). For the purpose of calculating the Daily Price Funds` Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with each fund`s prospectus as of the close of business on the previous business day on which the fund was open for business.

The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the individual Fund Fee Rate. The product of this calculation is multiplied by the net assets of the fund for that day, as determined in accordance with the fund`s prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees are listed in the following table:
Fund	Fee %
Balanced	0.15%
Blue Chip Growth	0.30(a)
California Tax-Free Bond	0.10
California Tax-Free Money	0.10
Capital Appreciation	0.30
Capital Opportunity	0.20
Corporate Income	0.15
Developing Technologies	0.60
Diversified Mid-Cap Growth	0.35
Diversified Small-Cap Growth	0.35
Dividend Growth	0.20
Emerging Europe & Mediterranean	0.75
Emerging Markets Bond	0.45
Emerging Markets Stock	0.75
Equity Income	0.25(b)
European Stock	0.50
Financial Services	0.35
GNMA	0.15
Georgia Tax-Free Bond	0.10
Global Stock	0.35
Global Technology	0.45
Growth & Income	0.25
Growth Stock	0.25(b)
Health Sciences	0.35
High Yield	0.30
Inflation Protected Bond	0.05
International Bond	0.35
International Discovery	0.75
International Growth & Income	0.35
International Stock	0.35
Japan	0.50
Latin America	0.75
Maryland Short-Term Tax-Free Bond	0.10
Maryland Tax-Free Bond	0.10
Maryland Tax-Free Money	0.10
Media & Telecommunications	0.35
Mid-Cap Growth	0.35(c)
Mid-Cap Value	0.35
New America Growth	0.35
New Asia	0.50
New Era	0.25
New Horizons	0.35
New Income	0.15
New Jersey Tax-Free Bond	0.10
New York Tax-Free Bond	0.10
New York Tax-Free Money	0.10
Personal Strategy Balanced	0.25
Personal Strategy Growth	0.30
Personal Strategy Income	0.15
Prime Reserve	0.05
Real Estate	0.30
Science & Technology	0.35
Short-Term Bond	0.10
Small-Cap Stock	0.45
Small-Cap Value	0.35
Tax-Efficient Balanced	0.20
Tax-Efficient Growth	0.30
Tax-Efficient Multi-Cap Growth	0.35
Tax-Exempt Money	0.10
Tax-Free High Yield	0.30
Tax-Free Income	0.15
Tax-Free Short-Intermediate	0.10
U.S. Treasury Intermediate	0.00
U.S. Treasury Long-Term	0.00
U.S. Treasury Money	0.00
Value	0.35
Virginia Tax-Free Bond	0.10

(a)On assets up to $15 billion and 0.255% on assets above $15 billion.

(b)On assets up to $15 billion and 0.21% on assets above $15 billion.

(c)On assets up to $15 billion and 0.30% on assets above $15 billion.

Index, Institutional, Summit Income, and Summit Municipal Funds

The following funds pay the Investment Managers an annual investment management fee in monthly installments of the amount listed below based on the average daily net asset value of the fund.
Fund	Fee %
Equity Index 500	0.15%
Institutional Foreign Equity	0.70
Institutional Global Equity	0.65
Institutional Concentrated Large-Cap Value	0.55
Institutional Large-Cap Core Growth	0.55
Institutional Large-Cap Growth	0.55
Institutional Large-Cap Value	0.55
Institutional Mid-Cap Equity Growth	0.60
Institutional Small-Cap Stock	0.65

The following funds ("Single Fee Funds") pay the Investment Managers a single annual investment management fee in monthly installments of the amount listed below based on the average daily net asset value of the fund.
Fund	Fee %
Extended Equity Market Index	0.40%
Institutional Core Plus	0.45
Institutional Emerging Markets Bond	0.70
Institutional Emerging Markets Equity	1.10
Institutional High Yield	0.50
International Equity Index	0.50
Short-Term Income	0.50
Summit Cash Reserves	0.45
Summit GNMA	0.60
Summit Municipal Money Market	0.45
Summit Municipal Intermediate	0.50
Summit Municipal Income	0.50
Total Equity Market Index	0.40
U.S. Bond Index	0.30

The Investment Management Agreement between each Single Fee Fund and the Investment Managers provides that the Investment Managers will pay all expenses of each fund`s operations, except interest, taxes, brokerage commissions, and other charges incident to the purchase, sale, or lending of the fund`s portfolio securities, and such non-recurring or extraordinary expenses that may arise, including the costs of actions, suits, or proceedings to which the fund is a party and the expenses the fund may incur as a result of its obligation to provide indemnification to its officers, directors, and agents. However, the Boards for the funds reserve the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by the Investment Managers under the Investment Management Agreement. The Boards do not anticipate levying such charges; such a fee, if charged, may be retained by the funds or paid to the Investment Managers.

The Fee is paid monthly to the Investment Managers on the first business day of the next succeeding calendar month and is the sum of the Daily Fee accruals for each month. The Daily Fee accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the appropriate Fee. The product of this calculation is multiplied by the net assets of the fund for that day, as determined in accordance with each fund`s prospectus as of the close of business on the previous business day on which the fund was open for business.

TRP Government Reserve Investment, TRP Reserve Investment, Retirement, and Spectrum Funds

None of these funds pays T. Rowe Price an investment management fee.

Japan Fund

Under a subadvisory agreement between T. Rowe Price International and Global Investment Services approved by the directors of the Japan Fund, Global Investment Services, subject to the supervision of T. Rowe Price International, will manage all the investments of the Japan Fund. For its services, Global Investment Services will receive 60% of the investment management fee received by T. Rowe Price International from the Japan Fund.

International Discovery Fund

Under a subadvisory agreement between T. Rowe Price International and Global Investment Services approved by the directors of the International Discovery Fund, Global Investment Services, subject to the supervision of T. Rowe Price International, will manage the yen-denominated investments of the International Discovery Fund. For its services, Global Investment Services will receive 50% of the investment management fee received by T. Rowe Price International from the International Discovery Fund attributable to the yen-denominated investments of the International Discovery Fund.

Management Fee Compensation

The following table sets forth the total management fees, if any, paid to the Investment Managers by each fund, during the fiscal years indicated:
Fund	Fiscal Year Ended
	2/28/06	2/28/05	2/29/04
California Tax-Free Bond	$1,145,000	$1,082,000	$1,128,000
California Tax-Free Money	436,000	406,000	403,000
Florida Intermediate Tax-Free*	401,000	403,000	415,000
Georgia Tax-Free Bond	421,000	380,000	367,000
Maryland Short-Term Tax-Free Bond	763,000	957,000	1,023,000
Maryland Tax-Free Bond	5,478,000	5,270,000	5,565,000
Maryland Tax-Free Money	547,000	485,000	336,000
New Jersey Tax-Free Bond	709,000	653,000	640,000
New York Tax-Free Bond	1,014,000	984,000	978,000
New York Tax-Free Money	486,000	461,000	448,000
Tax-Efficient Balanced	214,000	233,000	231,000
Tax-Efficient Growth	435,000	469,000	441,000
Tax-Efficient Multi-Cap Growth	217,000	188,000	146,000
Tax-Exempt Money	4,261,000	2,957,000	2,980,000
Tax-Free High Yield	8,186,000	7,245,000	6,979,000
Tax-Free Income(a)	8,083,000	7,926,000	7,315,000
Tax-Free Intermediate Bond*	668,000	626,000	616,000
Tax-Free Short-Intermediate	2,202,000	2,411,000	2,462,000
Virginia Tax-Free Bond	1,899,000	1,747,000	1,712,000

*Fund merged into Summit Municipal Intermediate Fund on November 10, 2006.

(a)The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

Fund	Fiscal Year Ended
	5/31/06	5/31/05	5/31/04
Corporate Income	$ 1,008,000	$872,000	$430,000
GNMA	6,014,000	6,250,000	6,366,000
TRP Government Reserve Investment	(a)	(a)	(a)
High Yield(b)	25,189,000	25,086,000	22,485,000
Inflation Protected Bond	381,000	268,000	131,000
Institutional Core Plus	132,000	33,000	(c)
Institutional High Yield	1,941,000	3,135,000	3,407,000
New Income(d)	16,131,000	13,093,000	10,947,000
Personal Strategy Balanced	6,785,000	5,564,000	4,412,000
Personal Strategy Growth	5,546,000	4,033,000	3,079,000
Personal Strategy Income	2,218,000	1,717,000	1,390,000
Prime Reserve	17,663,000	17,917,000	19,470,000
TRP Reserve Investment	(a)	(a)	(a)
Retirement 2005	(a)	(a)	(a)
Retirement 2010	(a)	(a)	(a)
Retirement 2015	(a)	(a)	(a)
Retirement 2020	(a)	(a)	(a)
Retirement 2025	(a)	(a)	(a)
Retirement 2030	(a)	(a)	(a)
Retirement 2035	(a)	(a)	(a)
Retirement 2040	(a)	(a)	(a)
Retirement 2045	(a)	(a)	(c)
Retirement Income	(a)	(a)	(a)
Short-Term Bond(b)	5,290,000	6,202,000	5,440,000
Short-Term Income	(c)	(c)	(c)
U.S. Treasury Intermediate	927,000	1,062,000	1,315,000
U.S. Treasury Long-Term	816,000	855,000	951,000
U.S. Treasury Money	2,730,000	2,927,000	3,339,000

(a)The fund does not pay an investment management fee.

(b)The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

(c)Prior to commencement of operations.

(d)The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

Fund	Fiscal Year Ended
	10/31/05	10/31/04	10/31/03
Emerging Europe & Mediterranean	$4,431,000	$888,000	$321,000
Emerging Markets Stock	9,850,000	5,239,000	2,173,000
European Stock	6,666,000	6,802,000	5,720,000
Global Stock(a)	617,000	523,000	448,000
Institutional Emerging Markets Equity(b)	857,000	277,000	78,000
Institutional Foreign Equity	3,507,000	6,645,000	8,097,000
International Discovery	11,725,000	8,325,000	4,614,000
International Equity Index(b)	455,000	171,000	73,000
International Growth & Income(c)	5,281,000	1,823,000	198,000
International Stock(c)	33,990,000	33,994,000	30,300,000
Japan	1,711,000	1,543,000	915,000
Latin America	4,911,000	2,186,000	1,475,000
New Asia	9,017,000	7,214,000	4,974,000
Summit Cash Reserves(b)	15,826,000	13,432,000	14,006,000
Summit GNMA(b)	487,000	512,000	632,000
Summit Municipal Income(b)	605,000	475,000	464,000
Summit Municipal Intermediate(b)	966,000	730,000	565,000
Summit Municipal Money Market(b)	2,621,000	1,975,000	1,320,000
U.S. Bond Index(b)	455,000	311,000	271,000

(a)The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

(b)The fee includes investment management fees and administrative expenses.

(c)The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

Fund	Fiscal Year Ended
	12/31/05	12/31/04	12/31/03
Balanced	$11,137,000	$10,021,000	$7,983,000
Blue Chip Growth(a)	52,428,000	46,135,000	36,657,000
Capital Appreciation(b)	38,637,000	23,028,000	13,817,000
Capital Opportunity(a)	596,000	492,000	431,000
Developing Technologies	376,000	424,000	267,000
Diversified Mid-Cap Growth	327,000	199,000	(c)
Diversified Small-Cap Growth	537,000	517,000	402,000
Dividend Growth	3,900,000	3,632,000	3,065,000
Emerging Markets Bond	2,772,000	1,893,000	1,881,000
Equity Income(a)	108,721,000	87,399,000	63,960,000
Equity Index 500	7,880,000	6,404,000	4,775,000
Extended Equity Market Index(d)	856,000	546,000	351,000
Financial Services	2,554,000	2,528,000	2,011,000
Global Technology	793,000	652,000	512,000
Growth & Income	9,955,000	10,824,000	10,016,000
Growth Stock(a)	59,274,000	38,666,000	25,638,000
Health Sciences	8,634,000	8,045,000	5,681,000
Institutional Concentrated Large-Cap Value	(c)	(c)	(c)
Institutional Emerging Markets Bond	(c)	(c)	(c)
Institutional Large-Cap Core Growth	178,000	163,000	9,000
Institutional Large-Cap Growth	581,000	196,000	52,000
Institutional Large-Cap Value	592,000	294,000	56,000
Institutional Mid-Cap Equity Growth	2,518,000	2,231,000	1,835,000
Institutional Small-Cap Stock	2,822,000	2,873,000	2,448,000
International Bond(b)	11,938,000	9,624,000	8,050,000
Media & Telecommunications	5,959,000	4,949,000	3,433,000
Mid-Cap Growth(a)	91,962,000	75,642,000	50,889,000
Mid-Cap Value(a)	37,633,000	22,005,000	8,500,000
New America Growth	5,812,000	6,039,000	5,670,000
New Era	16,831,000	9,378,000	5,957,000
New Horizons	39,472,000	34,850,000	26,921,000
Real Estate(b)	4,773,000	2,546,000	1,201,000
Science & Technology(b)	26,486,000	30,509,000	27,233,000
Small-Cap Stock(b)	52,878,000	44,236,000	31,577,000
Small-Cap Value(a)	34,086,000	27,661,000	19,397,000
Spectrum Growth	(e)	(e)	(e)
Spectrum Income	(e)	(e)	(e)
Spectrum International	(e)	(e)	(e)
Total Equity Market Index(d)	1,448,000	1,276,000	912,000
Value(b)	19,701,000	12,876,000	8,689,000

(a)The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

(b)The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

(c)Prior to commencement of operations.

(d)The fee includes investment management fees and administrative expenses.

(e)The fund does not pay an investment management fee.

Expense Limitations and Reimbursements

The following chart sets forth contractual expense ratio limitations and the periods for which they are effective. For each, the Investment Managers have agreed to bear any fund expenses (other than interest, taxes, brokerage, and other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) which would cause the funds` ratio of expenses to average net assets to exceed the indicated percentage limitation. The expenses borne by the Investment Managers are subject to reimbursement by the funds through the indicated reimbursement date, provided no reimbursement will be made if it would result in the funds` expense ratios exceeding their applicable limitations.
Fund	Limitation Period	Expense Ratio Limitation	Reimbursement Date
Blue Chip Growth Fund—Advisor Class	January 1, 2004 — April 30, 2006	1.05%	April 30, 2008(a)
Blue Chip Growth Fund—R Class	May 1, 2004 — April 30, 2006	1.35%	April 30, 2008(a)
California Tax-Free Money(b)	July 1, 2005 — June 30, 2007	0.55%	(c)
Capital Appreciation Fund—Advisor Class	January 1, 2005 — April 30, 2007	1.10%	(c)
Capital Opportunity(d)	October 1, 2005 — April 30, 2008	0.95%	April 30, 2010(a)
Capital Opportunity Fund—Advisor Class(e)	October 1, 2005 — April 30, 2008	1.10%	April 30, 2010(a)
Capital Opportunity Fund—R Class(f)	October 1, 2005 — April 30, 2008	1.35%	April 30, 2010(a)
Corporate Income	June 1, 2003 — September 30, 2005	0.80%	September 30, 2007(a)
Developing Technologies(g)	May 1, 2005 — April 30, 2007	1.50%	April 30, 2009(a)
Diversified Mid-Cap Growth(h)	May 1, 2006 — April 30, 2008	1.25%	(c)
Diversified Small-Cap Growth(i)	May 1, 2006 — April 30, 2008	1.25%	April 30, 2010(a)
Dividend Growth Fund—Advisor Class	December 30, 2005 — April 30, 2008	1.05%	April 30, 2010(a)
Emerging Europe & Mediterranean(j)	March 1, 2005 — February 28, 2007	1.75%	February 28, 2009(a)
Equity Income Fund—Advisor Class	January 1, 2004 — April 30, 2006	1.00%	(c)
Equity Income Fund—R Class	May 1, 2004 — April 30, 2006	1.30%	(c)
Equity Index 500(k)	May 1, 2006 — April 30, 2008	0.35%	April 30, 2010(a)
Global Stock(l)	October 1, 2005 — February 29, 2008	1.00%	February 28, 2010(a)
Global Stock Fund—Advisor Class	April 28, 2006 — February 28, 2008	1.15%	February 28, 2010(a)
Global Technology(m)	May 1, 2005 — April 30, 2007	1.50%	April 30, 2009(a)
Growth Stock Fund—Advisor Class	January 1, 2004 — April 30, 2006	1.10%	(c)
Growth Stock Fund—R Class	May 1, 2004 — April 30, 2006	1.35%	(c)
Inflation Protected Bond(n)	October 1, 2006 — September 30, 2008	0.50%	September 30, 2010(a)
Institutional Concentrated Large-Cap Value	September 30, 2006 — April 30, 2009	0.65%	(c)
Institutional Global Equity	June 30, 2006 — February 28, 2009	0.75%	(c)
Institutional Large-Cap Core Growth(o)	May 1, 2005 — April 30, 2007	0.65%	April 30, 2009(a)
Institutional Large-Cap Growth(p)	August 31, 2005 — April 30, 2007	0.58%	April 30, 2009(a)
Institutional Large-Cap Value(q)	May 1, 2006 — April 30, 2008	0.65%	April 30, 2010(a)
International Bond Fund—Advisor Class	January 1, 2004 — April 30, 2006	1.15%	(c)
International Growth & Income	November 1, 2002 — February 28, 2005	1.25%	February 28, 2007
International Growth & Income Fund—Advisor Class(r)	March 1, 2006 — February 29, 2008	1.15%	February 28, 2010(a)
International Growth & Income Fund— R Class(s)	March 1, 2006 — February 29, 2008	1.40%	February 28, 2010(a)
International Stock Fund—Advisor Class(t)	March 1, 2006 — February 29, 2008	1.15%	(c)
International Stock Fund—R Class(u)	March 1, 2006 — February 29, 2008	1.40%	(c)
Maryland Tax-Free Money(v)	July 1, 2005 — June 30, 2007	0.55%	June 30, 2009(a)
Mid-Cap Growth Fund—Advisor Class	January 1, 2004 — April 30, 2006	1.10%	April 30, 2008(a)
Mid-Cap Growth Fund—R Class	May 1, 2004 — April 30, 2006	1.40%	April 30, 2008(a)
Mid-Cap Value Fund—Advisor Class	May 1, 2004 — April 30, 2006	1.10%	April 30, 2008(a)
Mid-Cap Value Fund—R Class	May 1, 2004 — April 30, 2006	1.40%	April 30, 2008(a)
New America Growth Fund—Advisor Class	December 30, 2005 — April 30, 2008	1.10%	(c)
New Income Fund—Advisor Class(w)	October 1, 2006 — September 30, 2008	0.90%	(c)
New Income Fund—R Class(x)	October 1, 2006 — September 30, 2008	1.15%	(c)
New York Tax-Free Money(y)	July 1, 2005 — June 30, 2007	0.55%	(c)
Personal Strategy Balanced(z)	October 1, 2006 — September 30, 2008	0.90%	September 30, 2010(a)
Personal Strategy Growth(aa)	October 1, 2006 — September 30, 2008	1.00%	September 30, 2010(a)
Personal Strategy Income(bb)	October 1, 2006 — September 30, 2008	0.80%	September 30, 2010(a)
Real Estate	January 1, 2004 — April 30, 2006	0.90%	April 30, 2008(a)
Real Estate Fund—Advisor Class	January 1, 2005 — April 30, 2007	1.20%	April 30, 2009(a)
Science & Technology Fund—Advisor Class	January 1, 2004 — April 30, 2006	1.15%	April 30, 2008(a)
Short-Term Bond(cc)	October 1, 2006 — September 30, 2007	0.55%	(c)
Short-Term Bond Fund—Advisor Class	January 1, 2005 — September 30, 2007	0.85%	(c)
Small-Cap Stock Fund—Advisor Class	January 1, 2004 — April 30, 2006	1.20%	April 30, 2008(a)
Small-Cap Value Fund—Advisor Class	January 1, 2004 — April 30, 2006	1.15%	April 30, 2008(a)
Tax-Efficient Multi-Cap Growth(dd)	July 1, 2006 — June 30, 2008	1.25%	June 30, 2010(a)
Tax-Free Income Fund—Advisor Class(ee)	July 1, 2006 — June 30, 2008	0.90%	(c)
Value Fund—Advisor Class	January 1, 2004 — April 30, 2006	1.10%	April 30, 2008(a)

(a)No reimbursement will be made after the reimbursement date or three years after any waiver or payment, whichever is sooner.

(b)The California Tax-Free Money Fund previously operated under a 0.55% limitation that expired June 30, 2005. For this limitation, no reimbursement will be made more than three years after any waiver or payment.

(c)No reimbursement will be made more than three years after any waiver or payment.

(d)The Capital Opportunity Fund`s expense limitation was lowered from 1.15% to 0.95% effective October 1, 2005.

(e)The Capital Opportunity Fund—Advisor Class`s expense ratio limitation was lowered from 1.25% to 1.10% effective October 1, 2005.

(f)The Capital Opportunity Fund—R Class`s expense ratio limitation was lowered from 1.50% to 1.35% effective October 1, 2005.

(g)The Developing Technologies Fund previously operated under a 1.50% limitation that expired April 30, 2005. The reimbursement period for this limitation extends through April 30, 2007.

(h)The Diversified Mid-Cap Growth Fund previously operated under a 1.25% limitation that expired April 30, 2006.

(i)The Diversified Small-Cap Growth Fund previously operated under a 1.25% limitation that expired April 30, 2006. The reimbursement period for this limitation extends through April 30, 2008.

(j)The Emerging Europe & Mediterranean Fund previously operated under a 1.75% limitation that expired February 28, 2005. The reimbursement period for this limitation extends through February 28, 2007.

(k)The Equity Index 500 Fund previously operated under a 0.35% limitation that expired April 30, 2006. The reimbursement period for this limitation extends through April 30, 2008.

(l)The Global Stock Fund`s expense ratio limitation was lowered from 1.20% to 1.00% effective October 1, 2005.

(m)The Global Technology Fund previously operated under a 1.50% limitation that expired April 30, 2005. The reimbursement period for this limitation extends through April 30, 2007.

(n)The Inflation Protected Bond Fund previously operated under a 0.50% limitation that expired September 30, 2006. The reimbursement period for this limitation extends through September 30, 2008.

(o)The Institutional Large-Cap Core Growth Fund previously operated under a 0.65% limitation that expired April 30, 2005. The reimbursement period for this limitation extends through April 30, 2007.

(p)The Institutional Large-Cap Growth Fund`s expense ratio limitation was lowered from 0.65% to 0.58% effective August 1, 2005. The fund previously operated under a 0.65% limitation that expired April 30, 2005. The reimbursement period for this limitation extends through April 30, 2007.

(q)The Institutional Large-Cap Value Fund previously operated under a 0.65% limitation that expired April 30, 2006. The reimbursement period for this limitation extends through April 30, 2008.

(r)The International Growth & Income Fund—Advisor Class previously operated under a 1.15% limitation that expired February 28, 2006. The reimbursement period for this limitation extends through February 29, 2008.

(s)The International Growth & Income Fund—R Class previously operated under a 1.40% limitation that expired February 28, 2006. The reimbursement period for this limitation extends through February 29, 2008.

(t)The International Stock Fund—Advisor Class previously operated under a 1.15% limitation that expired February 28, 2006. The reimbursement period for this limitation extends through February 29, 2008.

(u)The International Stock Fund—R Class previously operated under a 1.40% limitation that expired February 28, 2006. The reimbursement period for this limitation extends through February 29, 2008.

(v)The Maryland Tax-Free Money Fund previously operated under a 0.55% limitation that expired June 30, 2005. The reimbursement period for this limitation extends through June 30, 2007.

(w)The New Income Fund—Advisor Class previously operated under a 0.90% limitation that expired September 30, 2006.

(x)The New Income Fund—R Class previously operated under a 1.15% limitation that expired September 30, 2006.

(y)The New York Tax-Free Money Fund previously operated under a 0.55% limitation that expired June 30, 2005.

(z)The Personal Strategy Balanced Fund previously operated under a 0.90% limitation that expired September 30, 2006. The reimbursement period for this limitation extends through September 30, 2008.

(aa)The Personal Strategy Growth Fund previously operated under a 1.00% limitation that expired September 30, 2006. The reimbursement period for this limitation extends through September 30, 2008.

(bb)The Personal Strategy Income Fund previously operated under a 0.80% limitation that expired September 30, 2006. The reimbursement period for this limitation extends through September 30, 2008.

(cc)The Short-Term Bond Fund previously operated under a 0.55% limitation that expired September 30, 2006.

(dd)The Tax-Efficient Multi-Cap Growth Fund previously operated under a 1.25% limitation that expired June 30, 2006. The reimbursement period for this limitation extends through June 30, 2008.

(ee)The Tax-Free Income Fund—Advisor Class previously operated under a 0.90% limitation that expired June 30, 2006.

The Investment Management Agreements between the funds and the Investment Managers provide that each fund will bear all expenses of its operations not specifically assumed by the Investment Managers.

For the purpose of determining whether a fund is entitled to expense limitation, the expenses of a fund are calculated on a monthly basis. If a fund is entitled to expense limitation, that month`s advisory fee will be reduced or postponed, with any adjustment made after the end of the year.

Except for the California and New York Funds, each of the above-referenced funds` Investment Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the funds may reimburse the Investment Managers, provided the reimbursement does not result in the funds` aggregate expenses exceeding the additional expense limitation. No reimbursement may be made by the California and New York Funds unless approved by shareholders.

Blue Chip Growth Fund—Advisor and R Classes For the year ended December 31, 2005, each class operated below its expense limitation.

California Tax-Free Money Fund At February 28, 2006, management fees waived in the amount of $209,000 remain subject to repayment by the fund.

Capital Appreciation Fund—Advisor Class For the year ended December 31, 2005, the Advisor Class operated below its expense limitation.

Capital Opportunity Fund, Capital Opportunity Fund—Advisor and R Classes At December 31, 2005, there were no amounts subject to repayment.

Corporate Income Fund At May 31, 2006, there were no amounts subject to repayment by the fund.

Developing Technologies Fund At December 31, 2005, management fees waived in the amount of $326,000 remain subject to repayment by the fund.

Diversified Mid-Cap Growth Fund At December 31, 2005, management fees waived in the amount of $195,000 remain subject to repayment by the fund.

Diversified Small-Cap Growth Fund At December 31, 2005, management fees waived and expenses previously reimbursed by the manager in the amount of $165,000 remain subject to repayment by the fund.

Dividend Growth Fund—Advisor Class At December 31, 2005, there were no amounts subject to repayment. For the year ended December 31, 2005, the Advisor Class operated below its expense limit.

Emerging Europe & Mediterranean Fund At October 31, 2005, there were no amounts subject to repayment by the fund. For the year ended October 31, 2005, the fund operated below its expense limitation.

Equity Income Fund—Advisor and R Classes For the year ended December 31, 2005, each class operated below its expense limitation.

Equity Index 500 Fund At December 31, 2005, management fees waived and expenses previously reimbursed by the manager in the amount of $3,081,000 remain subject to repayment by the fund.

Global Stock Fund At October 31, 2005, management fees waived in the amount of $139,000 remain subject to repayment.

Global Technology Fund At December 31, 2005, management fees waived in the amount of $6,000 remain subject to repayment by the fund.

Growth Stock Fund—Advisor and R Classes At December 31, 2005, there were no amounts subject to repayment. For the year ended December 31, 2005, each class operated below its expense limitation.

Inflation Protected Bond Fund At May 31, 2006, management fees waived and expenses previously reimbursed by the manager in the amount of $739,000 remain subject to repayment by the fund.

Institutional Large-Cap Core Growth Fund At December 31, 2005, management fees waived and expenses previously reimbursed by the manager in the amount of $285,000 remain subject to repayment by the fund.

Institutional Large-Cap Growth Fund At December 31, 2005, management fees waived and expenses previously reimbursed by the manager in the amount of $290,000 remain subject to repayment by the fund.

Institutional Large-Cap Value Fund At December 31, 2005, management fees waived and expenses previously reimbursed by the manager in the amount of $170,000 remain subject to repayment by the fund.

International Growth & Income Fund, International Growth & Income Fund—Advisor and R Classes At October 31, 2005, expenses previously reimbursed by the manager in the amount of $23,000 remain subject to repayment.

International Stock Fund—Advisor and R Classes At October 31, 2005, expenses previously reimbursed by the manager in the amount of $8,000 remain subject to repayment for the R Class. For the year ended October 31, 2005, the Advisor Class operated below its expense limitation.

Maryland Tax-Free Money Fund At February 28, 2006, management fees waived in the amount of $104,000 remain subject to repayment by the fund.

Mid-Cap Growth Fund—Advisor and R Classes At December 31, 2005, there were no amounts subject to repayment. For the year ended December 31, 2005, each class operated below its expense limitation.

Mid-Cap Value Fund—Advisor and R Classes At December 31, 2005, there were no amounts subject to repayment. For the year ended December 31, 2005, each class operated below its expense limitation.

New Income Fund—Advisor and R Classes At May 31, 2006, expenses previously reimbursed by the manager in the amount of $25,000 remain subject to repayment.

New York Tax-Free Money Fund At February 28, 2006, management fees waived in the amount of $159,000 remain subject to repayment by the fund.

Personal Strategy Balanced Fund At May 31, 2006, there were no amounts subject to repayment by the fund. For the year ended May 31, 2006, the fund operated below its expense limitation.

Personal Strategy Growth Fund At May 31, 2006, there were no amounts subject to repayment by the fund.

Personal Strategy Income Fund At May 31, 2006, management fees waived in the amount of $362,000 remain subject to repayment by the fund.

Real Estate Fund At December 31, 2005, there were no amounts subject to repayment. For the period ended December 31, 2005, each class operated below its expense limitation.

Science & Technology Fund—Advisor Class At December 31, 2005, there were no amounts subject to repayment. For the year ended December 31, 2005, the Advisor Class operated below its expense limitation.

Short-Term Bond Fund At May 31, 2006, management fees waived and expenses previously reimbursed by the manager in the amount of $3,105,000 remain subject to repayment by the fund.

Small-Cap Stock Fund—Advisor Class At December 31, 2005, there were no amounts subject to repayment. For the year ended December 31, 2005, the Advisor Class operated below its expense limitation.

Small-Cap Value Fund—Advisor Class At December 31, 2005, there were no amounts subject to repayment. For the year ended December 31, 2005, the Advisor Class operated below its expense limitation.

Tax-Efficient Multi-Cap Growth Fund At February 28, 2006, management fees waived in the amount of $103,000 remain subject to repayment by the fund.

Value Fund—Advisor Class For the year ended December 31, 2005, the Advisor Class operated below its expense limitation.

Management Related Services

In addition to the management fee, the funds (other than the Single-Fee Funds) pay for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and directors` fees and expenses.

T. Rowe Price Services, Inc. ("Services"), a wholly owned subsidiary of T. Rowe Price, acts as the funds` transfer and dividend disbursing agent and provides shareholder and administrative services. T. Rowe Price Retirement Plan Services, Inc. ("RPS"), also a wholly owned subsidiary, provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. The fees paid by the funds to Services are based on the costs to Services of providing these services plus a return on capital employed in support of the services.

The fees paid to RPS are based on a per plan participant fee. The fees paid to Services and RPS are set forth in each fund`s shareholder report under "Related Party Transactions." The address for Services and RPS is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price, under a separate agreement with the funds, provides accounting services to the funds. The funds paid the expenses shown in the following table during the fiscal years indicated to T. Rowe Price for accounting services.
Fund	Fiscal Year Ended
	2/28/06	2/28/05	2/29/04
California Tax-Free Bond	$64,000	$64,000	$64,000
California Tax-Free Money	64,000	64,000	64,000
Florida Intermediate Tax-Free*	64,000	64,000	64,000
Georgia Tax-Free Bond	64,000	64,000	64,000
Maryland Short-Term Tax-Free Bond	64,000	64,000	64,000
Maryland Tax-Free Bond	84,000	84,000	84,000
Maryland Tax-Free Money	64,000	64,000	64,000
New Jersey Tax-Free Bond	64,000	64,000	64,000
New York Tax-Free Bond	64,000	64,000	64,000
New York Tax-Free Money	64,000	64,000	64,000
Tax-Efficient Balanced	64,000	64,000	81,000
Tax-Efficient Growth	64,000	64,000	64,000
Tax-Efficient Multi-Cap Growth	64,000	64,000	64,000
Tax-Exempt Money	84,000	84,000	83,900
Tax-Free High Yield	104,000	104,000	104,000
Tax-Free Income	94,000	96,000	113,000
Tax-Free Income Fund—Advisor Class	18,000	17,000	0
Tax-Free Intermediate Bond*	64,000	64,000	64,000
Tax-Free Short-Intermediate	64,000	64,000	64,000
Virginia Tax-Free Bond	64,000	64,000	64,000

*Fund merged into Summit Municipal Intermediate Fund on November 10, 2006.

Fund	Fiscal Year Ended
	5/31/06	5/31/05	5/31/04
Corporate Income	$104,000	$104,000	$104,000
GNMA	104,000	104,000	104,000
TRP Government Reserve Investment	64,000	64,000	64,000
High Yield	105,000	109,000	111,000
High Yield Fund—Advisor Class	28,000	24,000	22,000
Inflation Protected Bond	84,000	84,000	96,000
Institutional Core Plus	84,000	42,000	(a)
Institutional High Yield	124,000	124,000	112,000
New Income	145,000	144,000	144,000
New Income Fund—Advisor Class	(b)	(b)	(b)
New Income Fund—R Class	(b)	(b)	(b)
Personal Strategy Balanced	125,000	125,000	114,000
Personal Strategy Growth	125,000	125,000	113,000
Personal Strategy Income	124,000	124,000	113,000
Prime Reserve	84,000	84,000	84,000
TRP Reserve Investment	84,000	84,000	84,000
Retirement 2005	(c)	(c)	(c)
Retirement 2010	(c)	(c)	(c)
Retirement 2010 Fund—Advisor Class	(c)	(c)	(c)
Retirement 2010 Fund—R Class	(c)	(c)	(c)
Retirement 2015	(c)	(c)	(c)
Retirement 2020	(c)	(c)	(c)
Retirement 2020 Fund—Advisor Class	(c)	(c)	(c)
Retirement 2020 Fund—R Class	(c)	(c)	(c)
Retirement 2025	(c)	(c)	(c)
Retirement 2030	(c)	(c)	(c)
Retirement 2030 Fund—Advisor Class	(c)	(c)	(c)
Retirement 2030 Fund—R Class	(c)	(c)	(c)
Retirement 2035	(c)	(c)	(c)
Retirement 2040	(c)	(c)	(c)
Retirement 2040 Fund—Advisor Class	(c)	(c)	(c)
Retirement 2040 Fund—R Class	(c)	(c)	(c)
Retirement 2045	(c)	(c)	(a)
Retirement Income	(c)	(c)	(c)
Short-Term Bond	112,000	96,000	84,000
Short-Term Bond Fund—Advisor Class	(b)	(b)	(a)
Short-Term Income	(a)	(a)	(a)
U.S. Treasury Intermediate	64,000	64,000	64,000
U.S. Treasury Long-Term	64,000	64,000	64,000
U.S. Treasury Money	64,000	64,000	64,000

(a)Prior to commencement of operations.

(b)Less than $1,000.

(c)Paid by underlying Price funds pursuant to the Special Servicing Agreement.

Fund	Fiscal Year Ended
	10/31/05	10/31/04	10/31/03
Emerging Europe & Mediterranean	$85,000	$84,000	$87,000
Emerging Markets Stock	86,000	85,000	88,000
European Stock	87,000	91,000	107,000
Global Stock	84,000	84,000	87,000
Global Stock Fund—Advisor Class	(a)	(a)	(a)
Institutional Emerging Markets Equity	84,000	84,000	84,000
Institutional Foreign Equity	105,000	107,000	108,000
Institutional Global Equity	(a)	(a)	(a)
International Discovery	88,000	90,000	106,000
International Equity Index	104,000	104,000	107,000
International Growth & Income	90,000	94,000	108,000
International Growth & Income Fund—Advisor Class	14,000	6,000	(b)
International Growth & Income Fund— R Class	(b)	2,000	(b)
International Stock	136,000	138,000	144,000
International Stock Fund—Advisor Class	(b)	(b)	(b)
International Stock Fund—R Class	(b)	(b)	(b)
Japan	65,000	65,000	68,000
Latin America	64,000	68,000	88,000
New Asia	87,000	88,000	90,000
Summit Cash Reserves	84,000	84,000	81,000
Summit GNMA	84,000	84,000	81,000
Summit Municipal Income	64,000	64,000	64,000
Summit Municipal Intermediate	64,000	64,000	64,000
Summit Municipal Money Market	84,000	81,000	64,000
U.S. Bond Index	81,000	67,000	84,000

(a)Prior to commencement of operations.

(b)Less than $1,000.

Fund	Fiscal Year Ended
	12/31/05	12/31/04	12/31/03
Balanced	$107,000	$107,000	$107,000
Blue Chip Growth	71,000	73,000	73,000
Blue Chip Growth Fund—Advisor Class	11,000	9,000	9,000
Blue Chip Growth Fund—R Class	(a)	(a)	(a)
Capital Appreciation	93,000	84,000	84,000
Capital Appreciation Fund—Advisor Class	(a)	(b)	(b)
Capital Opportunity	102,000	84,000	84,000
Capital Opportunity Fund—Advisor Class	(a)	(b)	(b)
Capital Opportunity Fund—R Class	(a)	(b)	(b)
Developing Technologies	64,000	64,000	64,000
Diversified Mid-Cap Growth	64,000	64,000	(b)
Diversified Small-Cap Growth	64,000	64,000	64,000
Dividend Growth	64,000	64,000	64,000
Dividend Growth Fund—Advisor Class	(b)	(b)	(b)
Emerging Markets Bond	126,000	125,000	105,000
Equity Income	72,000	72,000	73,000
Equity Income Fund—Advisor Class	10,000	10,000	8,000
Equity Income Fund—R Class	(a)	(a)	(a)
Equity Index 500	105,000	105,000	104,000
Extended Equity Market Index	104,000	104,000	104,000
Financial Services	64,000	64,000	64,000
Global Technology	84,000	84,000	84,000
Growth & Income	64,000	64,000	64,000
Growth Stock	92,000	98,000	101,000
Growth Stock Fund—Advisor Class	8,000	3,000	(a)
Growth Stock Fund—R Class	2,000	(a)	(a)
Health Sciences	104,000	104,000	104,000
Institutional Concentrated Large-Cap Value	(b)	(b)	(b)
Institutional Emerging Markets Bond	(b)	(b)	(b)
Institutional Large-Cap Core Growth	64,000	64,000	16,000
Institutional Large-Cap Growth	64,000	64,000	64,000
Institutional Large-Cap Value	64,000	64,000	64,000
Institutional Mid-Cap Equity Growth	64,000	64,000	64,000
Institutional Small-Cap Stock	64,000	64,000	64,000
International Bond	126,000	128,000	111,000
International Bond Fund—Advisor Class	7,000	5,000	2,000
Media & Telecommunications	64,000	64,000	84,000
Mid-Cap Growth	78,000	79,000	80,000
Mid-Cap Growth Fund—Advisor Class	3,000	2,000	1,000
Mid-Cap Growth Fund—R Class	(a)	(a)	(a)
Mid-Cap Value	73,000	76,000	79,000
Mid-Cap Value Fund—Advisor Class	5,000	4,000	(a)
Mid-Cap Value Fund —R Class	4,000	2,000	(a)
New America Growth	64,000	64,000	64,000
New America Growth Fund—Advisor Class	(b)	(b)	(b)
New Era	64,000	64,000	64,000
New Horizons	84,000	84,000	84,000
Real Estate	73,000	64,000	64,000
Real Estate Fund—Advisor Class	(a)	(b)	(b)
Science & Technology	81,000	81,000	82,000
Science & Technology Fund—Advisor Class	12,000	12,000	11,000
Small-Cap Stock	68,000	68,000	69,000
Small-Cap Stock Fund—Advisor Class	5,000	5,000	4,000
Small-Cap Value	81,000	84,000	86,000
Small-Cap Value Fund—Advisor Class	12,000	9,000	7,000
Spectrum Growth	(c)	(c)	(c)
Spectrum Income	(c)	(c)	(c)
Spectrum International	(c)	(c)	(c)
Total Equity Market Index	104,000	104,000	104,000
Value	69,000	69,000	71,000
Value Fund—Advisor Class	4,000	4,000	3,000

(a)Less than $1,000.

(b)Prior to commencement of operations.

(c)Paid by underlying Price funds pursuant to the Special Servicing Agreement.

other shareholder services

The funds have adopted an administrative fee payment ("AFP") program that authorizes the funds to make payments to third parties to compensate them for certain services they provide on behalf of the funds. The third parties include retirement plan sponsors, retirement plan recordkeepers, insurance companies, banks, and broker-dealers. The payments are made for transfer agent, recordkeeping, and other administrative services provided by, or on behalf of, the third parties. These services include, but are not limited to: transmitting net purchase and redemption orders; maintaining separate records for shareholders reflecting purchases, redemptions, and share balances; mailing shareholder confirmations and periodic statements; processing dividend payments; and telephone services in connection with the above. Under the AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2005.
Fund	Payment
Balanced	$250,062
Blue Chip Growth	1,153,145
Capital Appreciation	437,644
California Tax-Free Bond	893
California Tax-Free Money	8
Capital Opportunity	2,022
Corporate Income	512
Developing Technologies	68
Diversified Mid-Cap Growth	84
Diversified Small-Cap Growth	149
Dividend Growth	18,446
Emerging Europe & Mediterranean	6,943
Emerging Markets Bond	2,892
Emerging Markets Stock	163,314
Equity Income	1,615,806
Equity Index 500	12,768
European Stock	22,069
Extended Equity Market Index	0
Financial Services	18,438
Florida Intermediate Tax-Free*	344
Georgia Tax-Free Bond	769
GNMA	11,415
TRP Government Reserve Investment	0
Global Stock	1,601
Global Technology	649
Growth & Income	20,155
Growth Stock	1,353,575
Health Sciences	314,452
High Yield	201,452
Inflation Protected Bond	203
Institutional Concentrated Large-Cap Value	(a)
Institutional Emerging Markets Equity	0
Institutional Foreign Equity	0
Institutional Global Equity	(a)
Institutional High Yield	0
Institutional Large-Cap Core Growth	0
Institutional Large-Cap Growth	0
Institutional Large-Cap Value	0
Institutional Mid-Cap Equity Growth	0
Institutional Small-Cap Stock	0
International Bond	193,865
International Discovery	210,821
International Equity Index	0
International Growth & Income	683
International Stock	457,678
Japan	3,327
Latin America	91,303
Maryland Short-Term Tax-Free Bond	2,737
Maryland Tax-Free Bond	21,659
Maryland Tax-Free Money	0
Media & Telecommunications	19,378
Mid-Cap Growth	3,924,544
Mid-Cap Value	828,826
New America Growth	88,102
New Asia	64,810
New Era	184,778
New Horizons	476,284
New Income	37,106
New Jersey Tax-Free Bond	427
New York Tax-Free Bond	1,287
New York Tax-Free Money	99
Personal Strategy Balanced	188,677
Personal Strategy Growth	101,798
Personal Strategy Income	41,136
Prime Reserve	32,334
Real Estate	43,772
TRP Reserve Investment	0
Retirement 2005	(b)
Retirement 2010	(b)
Retirement 2015	(b)
Retirement 2020	(b)
Retirement 2025	(b)
Retirement 2030	(b)
Retirement 2035	(b)
Retirement 2040	(b)
Retirement 2045	(b)
Retirement Income	(b)
Science & Technology	225,900
Short-Term Bond	19,199
Short-Term Income	(a)
Small-Cap Stock	2,130,058
Small-Cap Value	648,229
Spectrum Growth	(b)
Spectrum Income	(b)
Spectrum International	(b)
Summit Cash Reserves	0
Summit GNMA	0
Summit Municipal Money Market	0
Summit Municipal Intermediate	1,467
Summit Municipal Income	193
Tax-Efficient Balanced	150
Tax-Efficient Growth	0
Tax-Efficient Multi-Cap Growth	180
Tax-Exempt Money	377
Tax-Free High Yield	9,016
Tax-Free Income	10,408
Tax-Free Intermediate Bond*	10,490
Tax-Free Short-Intermediate	7,557
Total Equity Market Index	0
U.S. Bond Index	0
U.S. Treasury Intermediate	9,723
U.S. Treasury Long-Term	417
U.S. Treasury Money	29,467
Value	288,776
Virginia Tax-Free Bond	6,515

*Fund merged into Summit Municipal Intermediate Fund on November 10, 2006.

(a)Prior to commencement of operations.

(b)Paid by underlying Price funds pursuant to the Special Servicing Agreement.

Each Advisor and R Class has adopted an administrative fee payment ("AFP") program under which various third parties, including third parties receiving 12b-1 payments, may receive payments from the class in addition to 12b-1 fees for providing various recordkeeping, transfer agent, and administrative services to the classes and/or shareholders thereof. These services include, but are not limited to: transmitting net purchase and redemption orders; maintaining separate records for shareholders reflecting purchases, redemptions, and share balances; mailing shareholder confirmations and periodic statements; processing dividend payments; and telephone services in connection with the above. Under this AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2005.
Fund	Payment
Blue Chip Growth Fund—Advisor Class	$996,759
Blue Chip Growth Fund—R Class	20,647
Capital Appreciation Fund—Advisor Class	5,532
Capital Opportunity Fund—Advisor Class	0
Capital Opportunity Fund—R Class	0
Dividend Growth Fund—Advisor Class	(a)
Equity Income Fund—Advisor Class	1,771,809
Equity Income Fund—R Class	107,746
Global Stock Fund—Advisor Class	(a)
Growth Stock Fund—Advisor Class	591,701
Growth Stock Fund—R Class	213,284
High Yield Fund—Advisor Class	601,030
International Bond Fund—Advisor Class	32,647
International Growth & Income Fund—Advisor Class	130,143
International Growth & Income Fund— R Class	5,132
International Stock Fund—Advisor Class	2,177
International Stock Fund—R Class	624
Mid-Cap Growth Fund—Advisor Class	330,735
Mid-Cap Growth Fund—R Class	142,764
Mid-Cap Value Fund—Advisor Class	278,340
Mid-Cap Value Fund—R Class	231,728
New America Growth Fund—Advisor Class	(a)
New Income Fund—Advisor Class	98
New Income Fund—R Class	649
Real Estate Fund—Advisor Class	1,483
Retirement 2010 Fund—Advisor Class	27,004
Retirement 2010 Fund—R Class	23,615
Retirement 2020 Fund—Advisor Class	27,129
Retirement 2020 Fund—R Class	19,171
Retirement 2030 Fund—Advisor Class	16,329
Retirement 2030 Fund—R Class	15,678
Retirement 2040 Fund—Advisor Class	7,679
Retirement 2040 Fund—R Class	6,372
Retirement Income Fund—Advisor Class	3,112
Retirement Income Fund—R Class	582
Science & Technology Fund—Advisor Class	488,336
Short-Term Bond Fund—Advisor Class	4,527
Small-Cap Stock Fund—Advisor Class	368,272
Small-Cap Value Fund—Advisor Class	577,366
Tax-Free Income Fund—Advisor Class	234,447
Value Fund—Advisor Class	129,851

(a)Prior to commencement of operations.

529 Plans

T. Rowe Price is the investment manager of several college savings plans established by states under section 529 of the Internal Revenue Code. Each plan has a number of portfolios that invest in underlying Price Funds including Blue Chip Growth, Equity Index 500, International Growth & Income, International Stock, Mid-Cap Growth, Mid-Cap Value, Short-Term Bond, Small-Cap Stock, Spectrum Income, Summit Cash Reserves, Total Equity Market Index, and Value Funds. Each portfolio establishes an omnibus account in the underlying Price Funds. Transfer agent and recordkeeping expenses incurred by the portfolios as a result of transactions by participants in the 529 plans that invest in the Price Funds are paid for by the underlying Price Funds under their agreement with their transfer agent, T. Rowe Price Services, Inc. The expenses borne by each underlying Price Fund are set forth in the shareholder report of the underlying fund under "Related Party Transactions."

Control of Investment Adviser

T. Rowe Price Group, Inc. ("Group") is a publicly owned company and owns 100% of the stock of T. Rowe Price Associates, Inc., which in turn indirectly owns 100% of T. Rowe Price International, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.

DISTRIBUTOR FOR THE FUNDs

Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as distributor for all T. Rowe Price mutual funds on a continuous basis. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Investment Services is located at the same address as the funds and T. Rowe Price—100 East Pratt Street, Baltimore, Maryland 21202.

Investment Services serves as distributor to the funds, pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the funds (other than the Single-Fee Funds) will pay all fees and expenses in connection with necessary state filings; preparing, setting in type, printing, and mailing of prospectuses and reports to shareholders; and issuing shares, including expenses of confirming purchase orders. For the Single-Fee Funds, the Underwriting Agreement provides that Investment Services will pay, or will arrange for others to pay, all of these fees and expenses.

The Underwriting Agreement also provides that Investment Services will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services` federal and state registrations as a broker-dealer; and offering and selling shares for each fund, except for those fees and expenses specifically assumed by the funds. Investment Services` expenses are paid by T. Rowe Price.

Investment Services acts as the agent of the funds, in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. Other than as described below with respect to the Advisor and R Classes, no sales charges are paid by investors or the funds. No compensation is paid to Investment Services.

Advisor and R Class

Distribution and Shareholder Services Plan

The fund directors adopted a plan pursuant to Rule 12b-1 with respect to each Advisor and R Class (collectively "Class"). Each plan provides that the Class may compensate Investment Services or such other persons as the funds or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Class shares. It is expected that most, if not all, payments under the plan will be made (either directly, or indirectly through Investment Services) to brokers, dealers, banks, insurance companies, and intermediaries other than Investment Services. Under the plan, each Advisor Class pays a fee at the annual rate of up to 0.25% of that class`s average daily net assets and each R Class pays a fee at the annual rate of up to 0.50% of that class's average daily net assets. Normally, the full amount of the fee is paid to the intermediary on shares sold through that intermediary. However, a lesser amount may be paid based on the level of services provided. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing Class shares. The amount of fees paid by a Class during any year may be more or less than the cost of distribution and other services provided to the Class and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The plan complies with these rules.

The plan requires that Investment Services provide, or cause to be provided, a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made to the fund directors for their review.

Prior to approving the plan, the funds considered various factors relating to the implementation of the plan and determined that there is a reasonable likelihood that the plan will benefit each fund, its Class, and the Class`s shareholders. The fund directors noted that to the extent the plan allows a fund to sell Class shares in markets to which it would not otherwise have access, the plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

The plan is renewable from year to year with respect to each fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the fund directors and (2) by a vote of the majority of the funds` independent directors cast in person at a meeting called for the purpose of voting on such approval. The plan may not be amended to increase materially the amount of fees paid by any Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Class and by the fund directors in the manner prescribed by Rule 12b-1 under the 1940 Act. The plan is terminable with respect to a Class at any time by a vote of a majority of the independent directors or by a majority vote of the outstanding shares in the Class.

Payments under the 12b-1 plans will normally be made for funds that are closed to new investors. Such payments are made for the various services provided to the investors by the intermediaries receiving such payments.

The following payments for the fiscal year indicated were made to third-party intermediaries, including broker-dealers and insurance companies, for the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services under the plan.

Fund	Fiscal Year Ended 2/28/06
Tax-Free Income Fund—Advisor Class	$720,000

Fund	Fiscal Year Ended 5/31/06
High Yield Fund—Advisor Class	$2,167,000
New Income Fund—Advisor Class	8,000
New Income Fund—R Class	11,000
Retirement 2010 Fund—Advisor Class	133,000
Retirement 2010 Fund—R Class	275,000
Retirement 2020 Fund—Advisor Class	160,000
Retirement 2020 Fund—R Class	229,000
Retirement 2030 Fund—Advisor Class	102,000
Retirement 2030 Fund—R Class	182,000
Retirement 2040 Fund—Advisor Class	47,000
Retirement 2040 Fund—R Class	65,000
Retirement Income Fund—Advisor Class	22,000
Retirement Income Fund—R Class	18,000
Short-Term Bond Fund—Advisor Class	23,000

Fund	Fiscal Year Ended 10/31/05
Global Stock Fund—Advisor Class	(a)
International Growth & Income Fund—Advisor Class	$290,000
International Growth & Income Fund— R Class	25,000
International Stock Fund—Advisor Class	93,000
International Stock Fund—R Class	10,000

(a)Prior to commencement of operations.

Fund	Fiscal Year Ended 12/31/05
Blue Chip Growth Fund—Advisor Class	$2,813,000
Blue Chip Growth Fund—R Class	153,000
Capital Appreciation Fund—Advisor Class	19,000
Capital Opportunity Fund—Advisor Class	1,000
Capital Opportunity Fund—R Class	1,000
Dividend Growth Fund—Advisor Class	(a)
Equity Income Fund—Advisor Class	5,893,000
Equity Income Fund—R Class	620,000
Growth Stock Fund—Advisor Class	2,137,000
Growth Stock Fund—R Class	1,214,000
International Bond Fund—Advisor Class	230,000
Mid-Cap Growth Fund—Advisor Class	1,111,000
Mid-Cap Growth Fund—R Class	807,000
Mid-Cap Value Fund—Advisor Class	920,000
Mid-Cap Value Fund—R Class	1,301,000
New America Growth Fund—Advisor Class	(a)
Real Estate Fund—Advisor Class	9,000
Science & Technology Fund—Advisor Class	1,333,000
Small-Cap Stock Fund—Advisor Class	1,186,000
Small-Cap Value Fund—Advisor Class	1,603,000
Value Fund—Advisor Class	436,000

(a)Prior to commencement of operations.

PORTFOLIO TRANSACTIONS

All funds except International Funds

Investment or Brokerage Discretion

Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including, where applicable, the negotiation of commissions and the allocation of portfolio brokerage and principal business and the use of affiliates to assist in routing orders for execution.

The fund`s purchases and sales of fixed-income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the fund (except to the extent that the Corporate Income, High Yield, Institutional High Yield, New Income, and Personal Strategy Funds purchase equity securities). However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the fund.

How Broker-Dealers Are Selected

Fixed-Income Securities

Fixed-income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client, although the price usually includes an undisclosed compensation. Transactions placed through broker-dealers serving as primary market-makers reflect the spread between the bid and ask prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

Equity Securities

In purchasing and selling equity securities, T. Rowe Price seeks to obtain quality execution at favorable security prices through responsible broker-dealers and in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid in return for brokerage and research services. As a general practice, securities are executed in the primary market with market-makers, or through an electronic communications network or Alternative Trading System. In selecting from among these options, T. Rowe Price generally seeks to select the broker-dealers or system it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the fund`s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, general execution, and operational capabilities of competing broker-dealers, their expertise in particular markets, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Equity and Fixed-Income Securities

With respect to equity and fixed-income securities, T. Rowe Price may effect principal transactions on behalf of the fund with a broker-dealer who furnishes brokerage and/or research services; designate any such broker-dealer to receive selling concessions, discounts, or other allowances; or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed-price offerings.

How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of clients. In evaluating the reasonableness of commission rates, T. Rowe Price considers: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business done with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; and (g) rates which other institutional investors are paying, based on available public information.

Description of Research Services Received From Broker-Dealers

T. Rowe Price receives a wide range of research services from broker-dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts, and personal meetings with security analysts. Such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. Some research may be incorporated into firm-wide systems or communications. Therefore, T. Rowe Price may have access to the research obtained through commissions generated by T. Rowe Price International.

Research services received from broker-dealers are supplemental to T. Rowe Price`s own research efforts and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price to generate all of the information and varied opinions presently provided by broker-dealers. T. Rowe Price pays cash for certain research services including all research received from external non-broker-dealer sources. While receipt of research services from brokerage firms has not reduced T. Rowe Price`s normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by broker-dealers, T. Rowe Price is relieved of expenses which it might otherwise bear.

T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price has from time to time received third-party vendor services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the research and non-research use of the product or service and received credit for commission business only with respect to the research component.

Directed Brokerage

In 2002, the T. Rowe Price funds that invest in domestic equity securities adopted a commission recapture program. Under the program, a percentage of commissions generated by the portfolio transactions of those funds is rebated to the funds by the broker-dealers and credited to short-term security gain/loss.

Commissions to Broker-Dealers Who Furnish Research Services

Certain broker-dealers who provide quality brokerage and execution services also furnish proprietary research services to T. Rowe Price. Proprietary research may include research provided by an affiliate of the broker-dealer. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e), which permits an investment adviser to cause an account to pay a higher commission (which does not furnish research services or which furnishes brokerage and research services deemed to be of lesser value), if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, research may not necessarily benefit all accounts paying commissions to such broker-dealers. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker-dealer. T. Rowe Price may receive proprietary research from broker-dealers, as defined in Section 28(e), in connection with brokerage transactions, including selling concessions and designations in fixed-price offerings in which the fund participates.

T. Rowe Price adopted a policy, effective January 1, 2005, to discontinue the use of brokerage commissions to acquire independent, third-party research and related services of non-broker-dealer entities. Proprietary research and services will continue to be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A "step-out" is an arrangement by which an investment manager executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. In the case of the Price Funds, T. Rowe Price would use a step-out to compensate broker-dealers who provide valuable proprietary research services. These broker-dealers may or may not have trading desks of their own.

Independent third-party research will remain an important component of T. Rowe Price`s investment approach. However, independent third-party research will be paid for directly by T. Rowe Price, rather than through third-party soft dollar arrangements. T. Rowe Price will continue to use full service broker-dealers that provide "bundled" proprietary research, either directly or through step-out transactions with other brokers, subject to T. Rowe Price`s best execution obligations; lower commissions may be available from other broker-dealers that do not provide research.

No selling concessions were designated for broker-dealers during 2004 in connection with fixed price offerings in consideration of independent third-party vendor research and brokerage services provided by such broker-dealers. However, T. Rowe Price may receive proprietary research from broker-dealers designated by T. Rowe Price to receive selling concessions.

Internal Allocation Procedures

T. Rowe Price has a policy of not precommitting a specific amount of business to any broker-dealer over any specific time period. Historically, brokerage placement has been determined, as appropriate, by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several broker-dealers which are able to meet the needs of the transaction.

Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by broker-dealers and attempts to allocate a portion of its brokerage business in response to these assessments. Portfolio managers, research analysts, and the Trading Department each seek to evaluate the brokerage, execution, and research services they receive from broker-dealers and make judgments as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual business received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions because the total business is allocated on the basis of all the considerations described above. In no case is a broker-dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

Miscellaneous

T. Rowe Price`s brokerage allocation policy is generally applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by broker-dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-fund accounts) managed by T. Rowe Price. Therefore, research services received from broker-dealers which execute transactions for a particular fund will not necessarily be used by T. Rowe Price in connection with the management of that fund.

From time to time, orders for clients may be placed through a computerized transaction network.

The fund does not allocate business to any broker-dealer on the basis of its sales of the fund`s shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

Since certain of T. Rowe Price`s other clients have investment objectives and programs similar to those of the fund, T. Rowe Price may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price`s policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution. Clients should be aware, however, that the grouping of their orders with other clients may sometimes result in a more favorable price and at other times may result in a less favorable price than if the client orders had not been grouped. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client`s proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price may include orders on behalf of the T. Rowe Price Associates Foundation, Inc. and The T. Rowe Price Program for Charitable Giving, Inc., not for profit entities, in aggregated orders from time to time. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by its clients and clients of affiliated advisers in the aggregate. In certain limited instances, however, T. Rowe Price may increase aggregate ownership to a maximum of 15% or more. For purposes of determining these limits, T. Rowe Price includes securities held by clients of affiliated advisers.

T. Rowe Price may give advice and take action for clients, including investment companies, which differs from advice given or the timing or nature of action taken for other clients. T. Rowe Price is not obligated to initiate transactions for clients in any security that its principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.

Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.

At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with fixed-income securities acquired in underwritten offerings. T. Rowe Price may, however, have the opportunity to designate a portion of the underwriting spread to broker-dealers that participate in the offering.

Trade Allocation Policies

T. Rowe Price has developed written trade allocation guidelines for its Trading Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders, depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to eliminate de minimus positions; (ii) to give priority to accounts with specialized investment policies and objectives; (iii) to reallocate in light of a participating portfolio`s characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure); and (iv) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement. Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

International Funds

Investment or Brokerage Discretion

Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business and the use of affiliates to assist in routing orders for execution.

How Broker-Dealers Are Selected

Fixed-Income Securities

For fixed-income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer`s underwriter, or with a primary market-maker acting as principal on a net basis, with no brokerage commission being paid by the fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market-makers reflect the spread between the bid and asked prices.

With respect to equity and fixed-income securities, T. Rowe Price International may effect principal transactions on behalf of the fund with a broker-dealer who furnishes research services, designate any such broker-dealer to receive selling concessions, discounts, or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. T. Rowe Price International may receive research services in connection with brokerage transactions, including designations in fixed-price offerings.

Equity Securities

In purchasing and selling equity securities, it is T. Rowe Price International`s policy to seek to obtain quality execution at the most favorable security prices through responsible broker-dealers and at competitive commission rates where such rates are negotiable. However, under certain conditions, higher brokerage commissions may be paid in return for brokerage and research services. In an effort to obtain quality execution, orders are generally placed through T. Rowe Price International or T. Rowe Price`s trading desk. In selecting broker-dealers to execute the fund`s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution, and operational capabilities of competing broker-dealers, their expertise in particular markets, and brokerage and research services provided by them. It is not the policy of T. Rowe Price

International to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. However, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, T. Rowe Price International seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of clients. In evaluating the reasonableness of commission rates, T. Rowe Price International considers: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares and dollar amount; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business done with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; and (g) rates which other institutional investors are paying, based on available public information.

Descriptions of Research Services Received From Broker-Dealers

T. Rowe Price International receives a wide range of research services from broker-dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a fund`s portfolio is likely to be invested. Research services are received primarily in the form of written reports, e-mails, computer-generated services, telephone contacts, and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. T. Rowe Price International cannot readily determine the extent to which commissions charged by broker-dealers reflect the value of their research services, but broker-dealers generally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by broker-dealers, T. Rowe Price International is relieved of expenses which it might otherwise bear. Some research may be incorporated into firm-wide systems or communications. Therefore, T. Rowe Price International may have access to the research obtained through commissions generated by T. Rowe Price.

Commissions to Broker-Dealers Who Furnish Research Services

Certain broker-dealers which provide quality brokerage and execution services also furnish proprietary research services to T. Rowe Price International. Proprietary research may include research provided by an affiliate of the broker-dealer. With regard to payment of brokerage commissions, T. Rowe Price International has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer (which does not furnish research services, or which furnishes brokerage and research services deemed to be of lesser value), if such commission is deemed reasonable in relation to the research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Therefore, research may not necessarily benefit all accounts paying commissions to such broker-dealers.

Accordingly, T. Rowe Price International may assess the reasonableness of commissions in light of the total research services provided by each particular broker-dealer. T. Rowe Price International may receive proprietary research from broker-dealers, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings for non-ERISA accounts.

T. Rowe Price adopted a policy, effective January 1, 2005, to discontinue the use of brokerage commissions to acquire independent, third-party research and related services of non-broker-dealer entities. There has been a long-standing industry, legislative, and regulatory debate regarding the definition and impact of soft-dollar activity, and proactively eliminating the practice has allowed T. Rowe Price International to respond to changing client sentiment on the issue. Proprietary research and services will continue to be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A "step-out" is an arrangement by which an investment manager executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. In the case of the Price Funds, T. Rowe Price International would use a step-out to compensate broker-dealers who provide valuable proprietary research services. These broker-dealers may or may not have trading desks of their own.

Independent third-party research will remain an important component of T. Rowe Price`s investment approach. However, independent third-party research will be paid for directly by T. Rowe Price, rather than through third-party soft dollar arrangements. T. Rowe Price will continue to use full service broker-dealers that provide "bundled" proprietary research, either directly or through step-out transactions with other brokers, subject to T. Rowe Price`s best execution obligations; lower commissions may be available from other broker-dealers that do not provide research.

Internal Allocation Procedures

T. Rowe Price has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific time period. Historically, brokerage placement has been determined, as appropriate, by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several broker-dealers which are able to meet the needs of the transaction.

Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by broker-dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Portfolio managers, research analysts, and the Trading Department each seek to evaluate the brokerage, execution and research services they receive from broker-dealers and make judgments as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual business received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker-dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

Miscellaneous

Research services furnished by broker-dealers through which T. Rowe Price International effects securities transactions may be used in servicing all accounts managed by T. Rowe Price International. Therefore, research services received from broker-dealers which execute transactions for a particular fund will not necessarily be used by T. Rowe Price International in connection with the management of that fund.

Since certain of T. Rowe Price International`s other clients have similar investment objectives and programs to those of the fund, T. Rowe Price International may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price International`s policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price International may follow the practice of grouping orders of various clients for execution, which generally results in lower commission rates being attained. Clients should be aware, however, that the grouping of their orders with other clients may sometimes result in a more favorable price and at other times may result in a less favorable price than if the client orders had not been grouped. In certain cases, where the aggregate order may be executed in a series of transactions at various prices on a given day, each participating client`s proportionate share of such order will reflect the average price paid or received with respect to the total order.

T. Rowe Price has developed written trade allocation guidelines for its Trading desk. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis, which may include a system-generated random allocation. Adjustments may be made in such situations as: (i) to eliminate de minimus positions; (ii) to give priority to accounts with specialized investment policies and objectives; (iii) to reallocate in light of a participating portfolio`s characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure); and (iv) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement. Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

T. Rowe Price may give advice and take action for clients, including investment companies, which differs from advice given or the timing or nature of action taken for other clients. T. Rowe Price is not obligated to initiate transactions for clients in any security which the advisers, their principals, affiliates or employees may purchase or sell for their own accounts or for other clients.

Purchase and sale transactions may be effected directly between non-ERISA client accounts (including mutual funds) provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.

Price International has a Brokerage Control Committee, which is responsible for developing brokerage policy, monitoring its implementation, and resolving questions that arise in that connection.

T. Rowe Price International has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients and clients of affiliated advisers in the aggregate. For purposes of determining the 10% limit, T. Rowe Price International includes securities held by clients of affiliated advisers. In certain limited instances, however, T. Rowe Price International may increase aggregate ownership to a maximum of 15% or more.

The fund does not allocate business to any broker-dealer on the basis of its sales of the fund`s shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

All funds

Total Brokerage Commissions

For the fiscal years indicated, the total brokerage commissions paid by each fund, including the discounts received by securities dealers in connection with underwritings, and the percentage of these commissions paid to firms which provided research, statistical, or other services to T. Rowe Price or T. Rowe Price International in connection with the management of each fund that invests in equity securities, are shown below.

Fund	Fiscal Year Ended
	2/28/06%		2/28/05%		2/29/04%
California Tax-Free Bond	$278,000	(a)	$247,000	(a)	$150,000	(a)
California Tax-Free Money	3,000	(a)	1,000	(a)	1,000	(a)
Florida Intermediate Tax-Free*	14,000	(a)	8,000	(a)	17,000	(a)
Georgia Tax-Free Bond	69,000	(a)	98,000	(a)	39,000	(a)
Maryland Short-Term Tax-Free Bond	17,000	(a)	27,000	(a)	112,000	(a)
Maryland Tax-Free Bond	417,000	(a)	362,000	(a)	584,000	(a)
Maryland Tax-Free Money	5,000	(a)	1,000	(a)	0	(a)
New Jersey Tax-Free Bond	140,000	(a)	118,000	(a)	67,000	(a)
New York Tax-Free Bond	247,000	(a)	215,000	(a)	176,000	(a)
New York Tax-Free Money	1,000	(a)	0	(a)	0	(a)
Tax-Efficient Balanced	12,000	2.50	1,000	0.0	1,000	0.0
Tax-Efficient Growth	9,000	2.50	10,000	0.20	10,000	0.0
Tax-Efficient Multi-Cap Growth	8,000	8.44	5,000	3.01	5,000	0.0
Tax-Exempt Money	7,000	(a)	6,000	(a)	0	(a)
Tax-Free High Yield	1,552,000	(a)	842,000	(a)	1,003,000	(a)
Tax-Free Income	1,271,000	(a)	1,222,000	(a)	1,007,000	(a)
Tax-Free Intermediate Bond*	101,000	(a)	76,000	(a)	80,000	(a)
Tax-Free Short-Intermediate	79,000	(a)	155,000	(a)	188,000	(a)
Virginia Tax-Free Bond	277,000	(a)	205,000	(a)	212,000	(a)

*Fund merged into Summit Municipal Intermediate Fund on November 10, 2006.

(a)Percentages are not required for funds that do not invest in equity securities.

Fund	Fiscal Year Ended
	5/31/06%		5/31/05%		5/31/04%
Corporate Income	$193,000	92.5	$204,000	82.1	$109,000	87.4
GNMA	5,000	(a)	16,000	(a)	24,000	(a)
TRP Government Reserve Investment	(b)	(b)	(b)	(b)	(b)	(b)
High Yield	15,965,000	76.4	17,817,000	90.4	7,754,000	87.6
Inflation Protected Bond	1,000	(a)	1,000	(a)	1,600	(a)
Institutional Core Plus	13,000	83.1	6,000	97.7	(c)	(c)
Institutional High Yield	1,473,000	80.8	2,613,000	(a)	2,018,000	(a)
New Income	2,952,000	87.6	1,034,000	94.2	896,000	91.2
Personal Strategy Balanced	556,000	25.2	529,000	30.4	461,000	28.1
Personal Strategy Growth	461,000	28.9	397,000	31.4	315,000	31.8
Personal Strategy Income	182,000	21.1	164,000	23.8	145,000	25.7
Prime Reserve	(b)	(b)	(b)	(b)	(b)	(b)
TRP Reserve Investment	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2005	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2010	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2015	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2020	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2025	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2030	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2035	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2040	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2045	(b)	(b)	(b)	(b)	(b)	(b)
Retirement Income	(b)	(b)	(b)	(b)	(b)	(b)
Short-Term Bond	341,000	(a)	465,000	(a)	660,000	(a)
Short-Term Income	(c)	(c)	(c)	(c)	(c)	(c)
U.S. Treasury Intermediate	1,000	(a)	2,000	(a)	7,000	(a)
U.S. Treasury Long-Term	4,000	(a)	2,000	(a)	12,000	(a)
U.S. Treasury Money	(b)	(b)	(b)	(b)	(b)	(b)

(a)Percentages are not required for funds that do not invest in equity securities.

(b)Not applicable.

(c)Prior to commencement of operations.

Fund	Fiscal Year Ended
	10/31/05%		10/31/04%		10/31/03%
Emerging Europe & Mediterranean	$2,100,000	5.8	$515,000	16.6	$159,000	32.9
Emerging Markets Stock	3,173,000	7.5	2,398,000	10.9	1,052,000	33.2
European Stock	1,289,000	1.4	810,000	1.2	724,000	33.0
Global Stock	511,000	21.3	142,000	18.6	82,000	40.2
Institutional Emerging Markets Equity	330,000	6.0	135,000	10.0	61,000	43.0
Institutional Foreign Equity	1,476,000	3.2	1,433,000	3.5	1,720,000	30.5
Institutional Global Equity	(a)	(a)	(a)	(a)	(a)	(a)
International Discovery	3,883,000	0.5	3,282,000	0.2	2,165,000	28.0
International Equity Index	94,000	1.2	39,000	4.4	11,000	0.1
International Growth & Income	580,000	8.0	327,000	4.5	77,000	2.0
International Stock	12,633,000	1.9	5,872,000	3.5	5,961,000	38.8
Japan	1,033,000	0.0	1,161,000	0.0	838,000	32.3
Latin America	1,194,000	60.7	452,000	54.0	267,000	67.8
New Asia	4,219,000	0.0	3,996,000	0.0	2,510,000	36.2
Summit Cash Reserves	0	(b)	0	(b)	0	(b)
Summit GNMA	2,000	(b)	2,000	(b)	2,000	(b)
Summit Municipal Income	244,000	(b)	105,000	(b)	119,000	(b)
Summit Municipal Intermediate	103,000	(b)	70,000	(b)	49,000	(b)
Summit Municipal Money Market	9,000	(b)	0	(b)	0	(b)
U.S. Bond Index	34,000	(b)	7,000	(b)	15,000	(b)

(a)Prior to commencement of operations.

(b)Percentages are not required for funds that do not invest in equity securities.

Fund	Fiscal Year Ended
	12/31/05%		12/31/04%		12/31/03%
Balanced	$574,000	25.0	$408,000	32.4	$604,000	19.3
Blue Chip Growth	6,645,000	56.5	6,809,000	55.6	6,285,000	72.7
Capital Appreciation	5,854,000	22.0	4,458,000	25.1	2,442,000	19.4
Capital Opportunity	148,000	38.4	115,000	50.9	107,000	63.9
Developing Technologies	161,000	53.7	179,000	43.9	146,000	39.4
Diversified Mid-Cap Growth	50,000	25.0	25,000	11.5	(a)	(a)
Diversified Small-Cap Growth	174,000	49.8	68,000	43.4	51,000	32.8
Dividend Growth	2,923,000	65.3	353,000	59.6	355,000	66.3
Emerging Markets Bond	3,000	(b)	0	(b)	0	(b)
Equity Income	6,388,000	54.9	10,109,000	52.7	7,017,000	44.0
Equity Index 500	299,000	0.4	301,000	1.8	239,000	1.3
Extended Equity Market Index	346,000	20.9	37,000	2.4	28,000	1.9
Financial Services	601,000	27.8	555,000	28.3	620,000	50.7
Global Technology	1,154,000	40.3	525,000	22.1	464,000	36.3
Growth & Income	4,836,000	43.0	2,556,000	55.4	2,416,000	60.4
Growth Stock	11,037,000	38.3	9,889,000	30.8	6,388,000	37.9
Health Sciences	2,694,000	57.1	4,142,000	61.5	2,779,000	74.9
Institutional Concentrated Large-Cap Value	(a)	(a)	(a)	(a)	(a)	(a)
Institutional Emerging Markets Bond	(a)	(a)	(a)	(a)	(a)	(a)
Institutional Large-Cap Core Growth	36,000	55.9	9,000	56.0	(c)	30.0
Institutional Large-Cap Growth	120,000	41.2	70,000	49.8	22,000	53.5
Institutional Large-Cap Value	140,000	45.1	25,000	39.5	18,000	24.7
Institutional Mid-Cap Equity Growth	510,000	30.5	686,000	29.8	604,000	47.3
Institutional Small-Cap Stock	458,000	19.4	727,000	24.0	467,000	45.2
International Bond	62,000	(b)	0	(b)	0	(b)
Media & Telecommunications	2,511,000	23.3	3,551,000	23.7	2,882,000	39.0
Mid-Cap Growth	14,723,000	32.6	19,755,000	32.0	14,169,000	45.3
Mid-Cap Value	11,861,000	50.9	13,392,000(e)	56.6	4,260,000(e)	62.0
New America Growth	1,179,000	54.1	1,600,000	49.2	1,599,000	64.3
New Era	4,065,000	47.7	1,947,000	34.3	921,000	52.6
New Horizons	10,919,000	29.7	13,361,000	27.3	9,939,000	36.5
Real Estate	669,000	39.1	495,000	43.1	312,000	43.5
Science & Technology	8,350,000	33.1	9,402,000	23.9	7,358,000	32.9
Small-Cap Stock	6,415,000	34.3	8,904,000	26.1	5,140,000	45.4
Small-Cap Value	3,933,000	43.7	5,760,000(e)	28.5	2,325,000(e)	50.7
Spectrum Growth	(d)	(d)	(d)	(d)	(d)	(d)
Spectrum Income	(d)	(d)	(d)	(d)	(d)	(d)
Spectrum International	(d)	(d)	(d)	(d)	(d)	(d)
Total Equity Market Index	26,000	1.7	39,000	5.19	44,000	0.84
Value	2,745,000	40.3	2,267,000	38.1	1,574,000	38.4

(a)Prior to commencement of operations.

(b)Percentages are not required for funds that do not invest in equity securities.

(c)Less than $1,000.

(d)Not applicable.

(e)The increase in commissions (including discounts in connection with underwritings) was due to the fund`s greater participation in initial public offerings.

Fund Holdings in Securities of Brokers and Dealers

The following lists the funds` holdings in securities of its regular brokers and dealers as of the end of the fiscal years indicated.

		Fiscal Year Ended 2/28/06
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
Tax-Efficient Balanced
	Citigroup	$213,000	—
	Goldman Sachs	71,000	—
Tax-Efficient Growth
	Citigroup	$774,000	—
	Goldman Sachs	283,000	—
Tax-Efficient Multi-Cap Growth
	Legg Mason	$176,000	—
	Lehman Brothers	111,000	—
Tax-Exempt Money
	Banc of America Securities	—	$2,652,000

		Fiscal Year Ended 5/31/06
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
Corporate Income
	Bank of America	$260,000	$1,307,000
	BB&T	185,000	707,000
	Citigroup	175,000	—
	Goldman Sachs	—	2,431,000
	JPMorgan Chase	209,000	1,572,000
	Merrill Lynch	—	997,000
	UBS	—	895,000
TRP Government Reserve Investment
	Credit Suisse First Boston	—	$230,000,000
	Deutsche Bank	—	250,000,000
	Goldman Sachs	—	4,198,000
	Merrill Lynch	—	245,000,000
	UBS	—	150,000,000
Institutional Core Plus
	Bank of America	—	$406,000
	Citigroup	—	529,000
	Credit Suisse First Boston	—	145,000
	Goldman Sachs	—	61,000
	JPMorgan Chase	—	506,000
	Lehman Brothers	—	77,000
	Merrill Lynch	—	99,000
	Morgan Stanley	—	90,000
	Wachovia	—	26,000
New Income
	Bank of America	—	$86,014,000
	BB&T	—	7,695,000
	Bear Stearns	—	81,923,000
	Citigroup	—	32,704,000
	Goldman Sachs	—	7,381,000
	Greenwich	—	10,296,000
	JPMorgan Chase	—	57,454,000
	Lehman Brothers	—	6,679,000
	Merrill Lynch	—	9,972,000
	Morgan Stanley	—	15,493,000
	Wachovia	—	9,726,000
	Washington Mutual	—	3,138,000
Personal Strategy Balanced
	Bank of America	$3,078,000	$6,900,000
	Barclays	2,038,000	—
	Citigroup	8,148,000	4,203,000
	Goldman Sachs	4,664,000	1,367,000
	Greenwich	—	857,000
	JPMorgan Chase	4,531,000	5,804,000
	Lehman Brothers	—	504,000
	Merrill Lynch	4,801,000	399,000
	Morgan Stanley	1,115,000	520,000
	UBS	6,414,000	5,218,000
Personal Strategy Growth
	Bank of America	$3,098,000	$2,413,000
	Barclays	2,013,000	—
	Bear Stearns	—	2,029,000
	Citigroup	8,061,000	1,414,000
	Goldman Sachs	4,649,000	318,000
	Greenwich	—	245,000
	JPMorgan Chase	4,559,000	1,996,000
	Lehman Brothers	—	163,000
	Merrill Lynch	4,569,000	284,000
	Morgan Stanley	1,085,000	185,000
	UBS	6,322,000	1,690,000
Personal Strategy Income
	Bank of America	$866,000	$3,685,000
	Barclays	599,000	—
	Bear Stearns	—	2,184,000
	Citigroup	2,331,000	2,078,000
	Goldman Sachs	1,313,000	553,000
	Greenwich	—	460,000
	JPMorgan Chase	1,295,000	3,022,000
	Lehman Brothers	—	288,000
	Merrill Lynch	1,303,000	434,000
	Morgan Stanley	316,000	633,000
	UBS	1,803,000	2,934,000
Prime Reserve
	Bank of America	—	$58,000,000
	Citigroup	—	141,780,000
	Credit Suisse First Boston	—	37,701,000
	Deutsche Bank	—	48,915,000
	Goldman Sachs	—	34,500,000
	Lehman Brothers	—	28,000,000
	Merrill Lynch	—	36,609,000
TRP Reserve Investment
	Bank of America	—	$40,500,000
	Citigroup	—	136,656,000
	Credit Suisse First Boston	—	54,002,000
	Deutsche Bank	—	83,523,000
	Goldman Sachs	—	57,000,000
	JPMorgan Chase	—	6,569,000
	Lehman Brothers	—	45,000,000
	Merrill Lynch	—	107,304,000
	Morgan Stanley	—	58,934,000
	UBS	—	107,417,000
Short-Term Bond
	Bank of America	—	$27,134,000
	Bear Stearns	—	11,167,000
	Citigroup	—	22,937,000
	Credit Suisse First Boston	—	6,502,000
	Goldman Sachs	—	2,884,000
	JPMorgan Chase	—	7,405,000
	Merrill Lynch	—	6,750,000
	Morgan Stanley	—	7,147,000
	Wachovia	—	2,881,000

		Fiscal Year Ended 10/31/05
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
European Stock
	Credit Suisse Group	$14,752,000	—
	UBS	15,777,000	—
Institutional Foreign Equity
	Macquarie	$1,056,000	—
	UBS	4,785,000	—
Global Stock
	Goldman Sachs	$1,516,000	—
	UBS	1,442,000	—
International Equity Index
	Deutsche Bank	$676,000	—
	Societe Generale	650,000	—
	UBS	1,251,000	—
International Growth & Income
	UBS	$15,209,000	—
International Stock
	UBS	$101,819,000	—
Summit Cash Reserves
	Banc of America	—	$34,206,000
	Citigroup	—	45,852,000
	Goldman Sachs	—	15,000,000
	JPMorgan Chase	—	45,847,000
	Merrill Lynch	—	19,213,000
Summit GNMA
	Banc of America	—	$1,250,000
	Citigroup	—	198,000
	JPMorgan Chase	—	422,000
	Morgan Stanley	—	472,000
U.S. Bond Index
	Banc of America	—	$1,463,000
	Bear Stearns	—	3,343,000
	Citigroup	—	1,029,000
	Credit Suisse Group	—	345,000
	Deutsche Bank	—	223,000
	Goldman Sachs	—	674,000
	HSBC	—	749,000
	JPMorgan Chase	—	1,417,000
	Lehman Brothers	—	704,000
	Morgan Stanley	—	468,000
	Wachovia	—	246,000
	Washington Mutual	—	111,000

		Fiscal Year Ended 12/31/05
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
Balanced
	Bank of America	$23,799,000	$6,082,000
	Barclays Capital	6,099,000	—
	Citigroup	35,732,000	5,984,000
	Credit Suisse Group	—	3,150,000
	Goldman Sachs	10,280,000	5,500,000
	Greenwich Capital Markets	—	1,352,000
	JPMorgan Chase	11,931,000	5,135,000
	Lehman Brothers	6,555,000	2,452,000
	Merrill Lynch	—	3,075,000
	Morgan Stanley	11,873,000	5,610,000
	UBS	3,600,000	—
Blue Chip Growth
	Citigroup	$228,091,000	—
	Legg Mason	117,296,000	—
	Merrill Lynch	98,344,000	—
	UBS	71,353,000	—
Capital Appreciation
	JPMorgan Chase	$79,380,000	—
	Lehman Brothers	37,810,000	—
	Prudential Financial	41,060,000	—
Capital Opportunity
	Bank of America	$1,827,000	—
	Citigroup	4,567,000	—
	Goldman Sachs	1,047,000	—
	JPMorgan Chase	2,766,000	—
	Lehman Brothers	628,000	—
	Merrill Lynch	1,050,000	—
	Morgan Stanley	550,000	—
Diversified Mid-Cap Growth
	Legg Mason	$329,000	—
Dividend Growth
	Citigroup	$20,382,000	—
	Morgan Stanley	7,093,000	—
	UBS	10,275,000	—
Equity Income
	Bank of America	$158,525,000	—
	Citigroup	106,717,000	—
	Morgan Stanley	278,480,000	—
Equity Index 500
	Goldman Sachs	$29,542,000	—
	JPMorgan Chase	69,496,000	—
	Lehman Brothers	17,332,000	—
	Merrill Lynch	31,171,000	—
	Morgan Stanley	30,624,000	—
Extended Equity Market Index
	Investment Technology Group	$99,000	—
	Legg Mason	857,000	—
Financial Services
	Citigroup	$18,742,000	—
	Credit Suisse Group	2,038,000	—
	JPMorgan Chase	19,686,000	—
	Merrill Lynch	12,124,000	—
	Morgan Stanley	19,632,000	—
Growth & Income
	Citigroup	$49,986,000	—
	Goldman Sachs	10,855,000	—
	JPMorgan Chase	14,328,000	—
	Merrill Lynch	19,303,000	—
	Morgan Stanley	14,469,000	—
Growth Stock
	Citigroup	$288,559,000	—
	Goldman Sachs	61,697,000	—
	Merrill Lynch	118,528,000	—
	UBS	273,042,000	—
Institutional Large-Cap Core Growth
	Citigroup	$1,213,000	—
	Goldman Sachs	351,000	—
	Merrill Lynch	345,000
	Morgan Stanley	153,000	—
	UBS	162,000	—
Institutional Large-Cap Growth
	Citigroup	$3,470,000	—
Institutional Large-Cap Value
	Bank of America	$4,578,000	—
	Citigroup	2,729,000	—
	JPMorgan Chase	5,040,000	—
	Merrill Lynch	1,961,000	—
	Morgan Stanley	2,139,000	—
International Bond
	BNP Paribas	—	$1,484,000
	Citigroup	—	2,054,000
	Deutsche Bank	—	1,710,000
	Goldman Sachs	—	1,591,000
	JPMorgan Chase	—	1,507,000
	Merrill Lynch	—	1,542,000
	UBS	—	2,023,000
New America Growth
	Citigroup	$8,008,000	—
	Goldman Sachs	6,385,000	—
	Legg Mason	6,583,000	—
Small-Cap Stock
	Piper Jaffray	$40,097,000	—
Total Equity Market Index
	Goldman Sachs	$1,451,000	—
	Investment Technology Group	92,000	—
	JPMorgan Chase	3,317,000	—
	Legg Mason	341,000	—
	Lehman Brothers	850,000	—
	Merrill Lynch	1,490,000	—
	Morgan Stanley	1,453,000	—
Value
	Citigroup	$39,309,000
	JPMorgan Chase	51,370,000	—
	Merrill Lynch	22,012,000	—
	Morgan Stanley	35,462,000	—

Portfolio Turnover

The portfolio turnover rates for the funds (if applicable) for the fiscal years indicated are as follows:
Fund	Fiscal Year Ended
	2/28/06	2/28/05	2/29/04
California Tax-Free Bond	21.2%	36.3%	19.9%
California Tax-Free Money	(a)	(a)	(a)
Florida Intermediate Tax-Free*	20.7	18.2	17.3
Georgia Tax-Free Bond	17.7	25.3	29.2
Maryland Short-Term Tax-Free Bond	44.3	25.4	35.5
Maryland Tax-Free Bond	17.8	21.2	33.0
Maryland Tax-Free Money	(a)	(a)	(a)
New Jersey Tax-Free Bond	17.8	20.0	14.0
New York Tax-Free Bond	28.9	29.3	28.7
New York Tax-Free Money	(a)	(a)	(a)
Tax-Efficient Balanced	20.1	18.0	18.2
Tax-Efficient Growth	15.7	14.9	13.4
Tax-Efficient Multi-Cap Growth	19.6	7.8	15.3
Tax-Exempt Money	(a)	(a)	(a)
Tax-Free High Yield	20.0	22.8	26.5
Tax-Free Income	31.0	29.8	26.9
Tax-Free Intermediate Bond*	20.3	23.8	30.0
Tax-Free Short-Intermediate	29.7	27.5	41.6
Virginia Tax-Free Bond	32.4	26.5	29.2

*Fund merged into Summit Municipal Intermediate Fund on November 10, 2006.

(a)Money funds are not required to show portfolio turnover.

Fund	Fiscal Year Ended
	5/31/06	5/31/05	5/31/04
Corporate Income	59.4%	61.3%	82.9%
GNMA	135.1	167.0	302.1
TRP Government Reserve Investment	(a)	(a)	(a)
High Yield	65.1	67.1	74.0
Inflation Protected Bond	15.9	26.3	26.9
Institutional Core Plus	128.3	407.9(b)	(c)
Institutional High Yield	80.4	64.4	73.5
New Income	111.1	135.9	219.0
Personal Strategy Balanced	49.3	73.5	72.9
Personal Strategy Growth	36.5	52.1	47.2
Personal Strategy Income	53.3	83.7	97.5
Prime Reserve	(a)	(a)	(a)
TRP Reserve Investment	(a)	(a)	(a)
Retirement 2005	17.1	12.0	20.6(d)
Retirement 2010	11.3	6.1	0.5
Retirement 2015	11.4	1.8	0.6(d)
Retirement 2020	11.9	0.8	0.0
Retirement 2025	13.2	2.2	3.4(d)
Retirement 2030	11.9	1.3	8.8
Retirement 2035	11.2	6.2	13.1(d)
Retirement 2040	11.3	1.3	1.2
Retirement 2045	28.4	(c)	(c)
Retirement Income	10.2	21.2	3.9
Short-Term Bond	39.9	56.0	69.5
Short-Term Income	(c)	(c)	(c)
U.S. Treasury Intermediate	47.4	90.9	77.4
U.S. Treasury Long-Term	26.4	55.7	51.9
U.S. Treasury Money	(a)	(a)	(a)

(a)Money funds are not required to show portfolio turnover.

(b)The portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions.

(c)Prior to commencement of operations.

(d)Annualized.

Fund	Fiscal Year Ended
	10/31/05	10/31/04	10/31/03
Emerging Europe & Mediterranean	28.1%	67.7%	54.1%
Emerging Markets Stock	53.3	70.0	65.6
European Stock	82.0	22.5	23.1
Global Stock	154.8(a)	72.3	38.7
Institutional Emerging Markets Equity	57.4	69.1	70.4
Institutional Foreign Equity	56.2	28.8	27.8
International Discovery	85.3	106.4	115.9
International Equity Index	53.1	58.2	39.4
International Growth & Income	26.9	45.8	53.2
International Stock	62.7	28.2	25.2
Japan	161.2	212.4	254.7
Latin America	17.8	34.8	27.4
New Asia	55.9	72.3	71.7
Summit Cash Reserves	(b)	(b)	(b)
Summit GNMA	187.2	198.6	312.0
Summit Municipal Income	24.8	30.5	37.0
Summit Municipal Intermediate	22.3	26.5	29.8
Summit Municipal Money Market	(b)	(b)	(b)
U.S. Bond Index(c)	98.2	167.1	190.3

(a)The increase in the fund`s portfolio turnover from 2004 to 2005 was primarily the result of changes in the investment advisory committee. New membership in the committee had a different outlook on a number of the fund`s portfolio holdings and initiated changes in the composition of the portfolio as a result.

(b)Money funds are not required to show portfolio turnover.

(c)The portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions; had these transactions been excluded from the calculation, the portfolio turnover for the years ended 10/31/05, 10/31/04, and 10/31/03 would have been 89.1%, 106.6%, and 73.4%, respectively.

Fund	Fiscal Year Ended
	12/31/05	12/31/04	12/31/03
Balanced	27.3%	22.9%	38.4%
Blue Chip Growth	43.9	31.9	32.6
Capital Appreciation	12.1	17.6	17.9
Capital Opportunity	46.2	44.3	47.5
Developing Technologies	75.0	79.0	66.3
Diversified Mid-Cap Growth	20.0	13.3	(a)
Diversified Small-Cap Growth	29.4	26.4	23.3
Dividend Growth	23.2	16.5	17.5
Emerging Markets Bond	50.5	71.3	68.6
Equity Income	20.5	16.1	11.8
Equity Index 500	8.4	6.4	1.2
Extended Equity Market Index	17.3	11.2	8.5
Financial Services	55.7	35.5	50.8
Global Technology	96.4	137.4	151.4
Growth & Income	52.1	36.4	40.5
Growth Stock	36.2	30.7	35.0
Health Sciences	55.7	44.1	44.8
Institutional Concentrated Large-Cap Value	(a)	(a)	(a)
Institutional Emerging Markets Bond	(a)	(a)	(a)
Institutional Large-Cap Core Growth	16.9	18.2	8.6
Institutional Large-Cap Growth	64.4	66.9	73.3
Institutional Large-Cap Value	24.0	18.8	28.9
Institutional Mid-Cap Equity Growth	33.0	39.8	52.2
Institutional Small-Cap Stock	19.2	22.4	22.2
International Bond	103.7	69.7	38.5
Media & Telecommunications	77.8	107.6	123.5
Mid-Cap Growth	28.6	29.6	30.2
Mid-Cap Value	45.8	50.0	50.4
New America Growth	53.0	50.9	61.6
New Era	35.7	19.2	17.7
New Horizons	23.5	25.4	28.6
Real Estate	18.3	8.4	4.5
Science & Technology	59.2	54.5	47.8
Small-Cap Stock	20.4	18.3	16.3
Small-Cap Value	11.9	8.5	10.3
Spectrum Growth	10.1	20.3	18.0
Spectrum Income	40.3	8.2	7.4
Spectrum International	2.7	12.5	48.0
Total Equity Market Index	4.5	5.2	2.3
Value	19.4	17.0	30.6

(a)Prior to commencement of operations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, is the independent registered public accounting firm to the funds.

The financial statements and Report of Independent Registered Public Accounting Firm of the funds included in each fund`s annual report are incorporated into this SAI by reference. A copy of the annual report of each fund with respect to which an inquiry is made will accompany this SAI.

T. Rowe price short-term income fund August 25, 2006 statement of assets and liabilities

Assets
Cash	$ 100,000

NET ASSETS	$100,000

OFFERING AND REDEMPTION PRICE	$ 5.00

Net Assets Consist of:
Paid-in-capital applicable to 20,000 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	$100,000

The accompanying notes are an integral part of these financial statements.

T. Rowe price short-term income fund

August 25, 2006

NOTE TO FINANCIAL STATEMENT

T. Rowe Price Short-Term Income Fund, Inc. (the fund) was organized on July 19, 2006, as a Maryland corporation and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Through August 25, 2006, the fund had no operations other than those matters related to organization and registration as an investment company, the registration of shares for sale under the Securities Act of 1933, and the sale of 20,000 shares of the fund at $5.00 per share on August 24, 2006 to T. Rowe Price Associates, Inc. via share exchange from a T. Rowe Price money market mutual fund. The exchange was settled in the ordinary course of business on August 25, 2006 with the transfer of $100,000 cash.

The fund has entered into an investment management agreement with T. Rowe Price Associates, Inc. (the manager), which provides for an all-inclusive annual fee equal to 0.50% of the fund`s average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors` fees and expenses, and extraordinary expenses are paid directly by the fund. Accordingly, all costs related to organization and registration of the fund are borne by the manager.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the T. Rowe Price Short-Term Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the T. Rowe Price Short-Term Income Fund, Inc., (the "Fund") at August 25, 2006, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund`s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/PRICEWATERHOUSeCOOPERS LLP
PricewaterhouseCoopers LLP
Baltimore, Maryland
August 29, 2006

PART II — TABLE OF CONTENTS

	Page		Page

Investment Objectives and Policies	136	Net Asset Value per Share	198
Risk Factors	136	Dividends and Distributions	200
Investment Program	156	Tax Status	200
Derivative Investments	170	Capital Stock	202
Portfolio Management Practices	186	Organization of the Funds	207
Special Considerations	188	T. Rowe Price Proxy Voting — Policies and Procedures	208
Investment Restrictions	189	Federal Registration of Shares	210
Custodian	194	Legal Counsel	210
Code of Ethics	195	Ratings of Commercial Paper	210
Disclosure of Fund Portfolio Information	195	Ratings of Corporate and Municipal Debt Securities	211
Pricing of Securities	197	Ratings of Municipal Notes and Variable Rate Securities	212

PART II

Part II of this SAI describes risks, policies, and practices that apply to the funds in the T. Rowe Price family of funds.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the funds` investment objectives and policies discussed in the funds` prospectuses. You should refer to each fund`s prospectus to determine the types of securities in which the fund invests. You will then be able to review additional information set forth herein on those types of securities and their risks.

Shareholder approval is required to substantively change fund objectives. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. The funds` operating policies are subject to change by the funds` Boards without shareholder approval. The funds` fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the funds or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of more than 50% of the shares are represented.

RISK FACTORS

Reference is also made to the sections entitled "Investment Program" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the funds.

Risk Factors of Foreign Investing

Foreign securities

Foreign securities include U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.

There are special risks in foreign investing. Certain of these risks are inherent in any mutual fund investing in foreign securities while others relate more to the countries in which the funds will invest. Many of the risks are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. There is no universally accepted definition of a developing country.

Political and Economic Factors Individual foreign economies of some countries differ favorably or unfavorably from the United States` economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The internal politics of some foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1994-1995, the Mexican peso plunged in value, setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked by widespread currency weakness in late 1997. In 1998, there was substantial turmoil in markets throughout the world. In 1999, the democratically elected government of Pakistan was overthrown by a military coup. The Russian government also defaulted on all its domestic debt. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty over one another and there is a demilitarized border and hostile relations between North and South Korea. In 2001, Argentina defaulted on its foreign-owned debt and had the peso devalued, resulting in the resignation of its president and deadly riots in December in response to government-mandated austerity measures. In 2002, many countries throughout the world struggled economically in the face of a severe decline in the U.S. stock market, a weak American economy, threats of war, and terrorism. In 2003 and 2004, terrorism has continued to create uncertainty in markets. In 2005, markets have been hindered by slowing global growth.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations Investments in foreign securities will normally be denominated in foreign currencies. American Depository Receipts ("ADRs") are investments in foreign companies but are denominated in U.S. dollars. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the funds` assets denominated in that currency. Such changes will also affect the funds` income. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of the funds` securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of the funds` securities denominated in that currency would be expected to decline.

Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries and increase the cost and expenses of the funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malaysian ringgits to foreign currencies.

Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on securities exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through ADRs and Global Depository Receipts ("GDRs") traded in the United States or on foreign exchanges. Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the funds` portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the funds.

Investment Funds The funds may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. Investment in these funds is subject to the provisions of the 1940 Act. If the funds invest in such investment funds, shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but also will indirectly bear similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

Taxes The dividends and interest payable on certain of the funds` foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the funds` shareholders.

Costs Investors should understand that the expense ratios of a fund investing primarily in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the fund is higher.

Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Small Companies Small companies may have less experienced management and fewer management resources than larger firms. A smaller company may have greater difficulty obtaining access to capital markets and may pay more for the capital it obtains. In addition, smaller companies are more likely to be involved in fewer market segments, making them more vulnerable to any downturn in a given segment. Some of these factors may also apply, to a lesser extent, to medium-sized companies.

Emerging Europe, Middle East, and Africa

Political Instability Many formerly communist, eastern European countries have experienced significant political and economic reform in recent years, and the eastward expansion of the European Union could help anchor this reform process. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprising remains a threat. Russia has made advances in establishing a new political outlook and a market economy, but the Russian president is constitutionally one of the most powerful leaders in the world and consequently political risk remains high. Many Middle Eastern economies have little or no democratic tradition and are led by family structures. Opposition parties are often banned, leading to dissidence and militancy. Despite a growing trend toward a democratic process, many African nations have a history of dictatorship, military intervention, and corruption. In all regions, such developments, if they were to reoccur, could reverse favorable trends toward economic and market reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Foreign Currency Certain countries in the region may have managed currencies which are pegged to the U.S. dollar or the euro, rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which may, in turn, have a disruptive and negative effect on investors. An example would be the run on the Turkish lira in 2001. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds` interests in securities denominated in such currencies.

Energy/Resources Russia, the Middle East, and many African nations are highly reliant on income from oil sales. Oil prices can have a major impact on the domestic economy. Other commodities such as base and precious metals are also important to these economies. Fluctuating supply and demand can significantly impact the price of such commodities.

Latin America

Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the Mexican peso lost more than one-third of its value relative to the U.S. dollar. In 1999, the Brazilian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds` interests in securities denominated in such currencies.

Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Japan

Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world`s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya.

Economy The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan`s economic problems. The yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

Energy Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

Foreign Trade Overseas trade is important to Japan`s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

Asia (ex-Japan)

Political Instability The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets.

Foreign Currency Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds` interests in securities denominated in such currencies.

Debt A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and others that impose strict repayment term schedules and require significant economic and financial restructuring.

Risk Factors of Investing in Taxable Debt Obligations

General

Yields on short-, intermediate-, and long-term securities are dependent on a variety of factors, including the general conditions of the money, bond, and foreign exchange markets; the size of a particular offering; the maturity of the obligation; and the rating of the issue. Debt securities with longer maturities tend to carry higher yields and are generally subject to greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of funds investing in debt securities to achieve their investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the funds invest to meet their obligations for the payment of interest and principal when due.

After purchase by the funds, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the funds. Neither event will require a sale of such security by the funds. However, such events will be considered in determining whether the funds should continue to hold the security. To the extent that the ratings given by Moody`s, S&P, or others may change as a result of changes in such organizations or their rating systems, the funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. The ratings of Moody`s, S&P, and others represent their opinions as to the quality of securities that they undertake to rate. Ratings are not absolute standards of quality. When purchasing unrated securities, T. Rowe Price, under the supervision of the funds` Boards, determines whether the unrated security is of a quality comparable to that which the funds are allowed to purchase.

Full Faith and Credit Securities

Securities backed by the full faith and credit of the United States (for example, GNMA and U.S. Treasury securities) are generally considered to be among the most, if not the most, creditworthy investments available. While the U.S. government has honored its credit obligations continuously for the last 200 years, political events have, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented and there is no way to predict its results on the securities markets or the funds. However, it is very likely that default by the United States would result in losses to the funds.

Mortgage Securities

Mortgage-backed securities, including GNMAs, differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage-backed security (i.e., a fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. Therefore, GNMA securities may not be an effective means of "locking in" long-term interest rates due to the need for the funds to reinvest scheduled and unscheduled principal payments. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the funds when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the funds to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security and adversely affect the return to the funds. Conversely, in a rising interest rate environment such prepayments can be reinvested at higher prevailing interest rates which will reduce the potential effect of capital depreciation to which bonds are subject when interest rates rise. When interest rates rise and prepayments decline, GNMA securities become subject to extension risk or the risk that the price of the securities will fluctuate more. In addition, prepayments of mortgage securities purchased at a premium (or discount) will cause such securities to be paid off at par, resulting in a loss (gain) to the funds. T. Rowe Price will actively manage the funds` portfolios in an attempt to reduce the risk associated with investment in mortgage-backed securities.

The market value of adjustable rate mortgage securities ("ARMs"), like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates. They should also display less volatility than long-term mortgage-backed securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other investments of comparable maturities. Interest rate caps on mortgages underlying ARM securities may prevent income on the ARM from increasing to prevailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders` principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

High-Yield Securities

Special Risks of Investing in Junk Bonds The following special considerations are additional risk factors of funds investing in lower-rated securities.

Lower-Rated Debt Securities Market An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the funds` portfolios, the funds` net asset value and the ability of the bonds` issuers to repay principal and interest, meet projected business goals, and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. Investment in funds which invest in lower-rated debt securities is more risky than investment in shares of funds which invest only in higher-rated debt securities.

Sensitivity to Interest Rate and Economic Changes Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of fund shareholders, the funds may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

Liquidity and Valuation Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the funds and may also limit the ability of the funds to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the funds own or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties. Changes in values of debt securities which the funds own will affect its net asset value per share. If market quotations are not readily available for the funds` lower-rated or nonrated securities, these securities will be valued by a method that the funds` Boards believe accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

Taxation Special tax considerations are associated with investing in lower-rated debt securities structured as zero-coupon or pay-in-kind securities. The funds accrue income on these securities prior to the receipt of cash payments. The funds must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of portfolio securities to satisfy distribution requirements.

Other Under an exemptive order issued by the SEC, certain of the funds are permitted to invest the portion of their assets allocated to high-yield bonds in the T. Rowe Price Institutional High Yield Fund. Such an investment would allow funds to obtain the benefits of a fully diversified high-yield bond portfolio regardless of the amount of assets the funds invest in high-yield bonds.

The amount of any investment management fees that T. Rowe Price earns on the assets of funds investing in the Institutional High Yield Fund will be used to offset investment management fees otherwise due T. Rowe Price from the investing funds. Thus, T. Rowe Price will not receive any additional investment management fees from use of the Institutional High Yield Fund in this manner.

Risk Factors of Investing in Municipal Securities

General

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody`s, S&P, and Fitch IBCA, Inc. ("Fitch") represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, offerings of municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "Flat Tax" and "Value Added Tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the funds and the value of a fund`s portfolio would be affected and, in such an event, the funds would reevaluate their investment objectives and policies. Also, recent changes to tax laws broadly lowering tax rates, including lower tax rates on dividends and capital gains, could have a negative impact on the desirability of owning municipal securities.

Although the banks and securities dealers with which the funds will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the funds with respect to such transactions.

Municipal Bond Insurance The funds may purchase insured bonds from time to time. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond`s principal and interest will be paid when due. The guarantee is purchased from a private, nongovernmental insurance company.

There are two types of insured securities that may be purchased by the funds: bonds carrying either (1) new issue insurance; or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in order to improve the bond`s credit rating. By meeting the insurer`s standards and paying an insurance premium based on the bond`s principal value, the issuer is able to obtain a higher credit rating for the bond. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

The funds may also purchase bonds that carry secondary insurance purchased by an investor after a bond`s original issuance. Such policies insure a security for the remainder of its term. Generally, the funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the funds may, on occasion, purchase secondary insurance on their own behalf.

Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond`s interest and principal when due if the issuing entity defaults on the insured bond. Although defaults on insured municipal bonds have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the funds.

High-Yield Securities Lower-quality bonds, commonly referred to as "junk bonds," are regarded as predominantly speculative with respect to the issuer`s continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the funds invest in such bonds, achievement of their investment objectives will be more dependent on T. Rowe Price`s credit analysis than would be the case if the funds were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of the funds to dispose of their portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available, and judgment may play a greater role in the valuation process.

Risk Factors of Investing in Taxable and Tax-Free Money Market Funds

The T. Rowe Price money market funds will limit their purchases of portfolio instruments to those U.S. dollar-denominated securities which the funds` Boards determine present minimal credit risk and which are eligible securities as defined in Rule 2a-7 under the 1940 Act. Eligible securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations ("NRSROs") or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the funds` Boards. In addition, the funds may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

There can be no assurance that the funds will achieve their investment objectives or be able to maintain their net asset values per share at $1.00. The price of the funds is not guaranteed or insured by the U.S. government and their yields are not fixed. While the funds invest in high-grade money market instruments, investment in the funds is not without risk even if all portfolio instruments are paid in full at maturity. An increase in interest rates could reduce the value of the funds` portfolio investments, and a decline in interest rates could increase the value.

State Tax-Free Funds

The following information about the state tax-free funds is updated in June of each year. More current information is available in shareholder reports for these funds.

California Tax-Free Bond and California Tax-Free Money Funds

Risk Factors Associated With a California Portfolio

The funds` concentration in debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to state general obligations and notes, the funds will invest in local bond issues, lease obligations, and revenue bonds; the credit quality and risk will vary according to each security`s own structure and underlying economics.

Debt The state, its agencies, and local governmental entities issued $57 billion of debt during 2005 versus $70 billion during 2004 and $80 billion in 2003. Total state issuance was approximately 45% of the total, while local government and authorities issued the remainder for a wide variety of purposes, including transportation, housing, education, electric power, and health care.

As of February 1, 2006, the state of California had approximately $47 billion in outstanding general obligation bonds secured by the state`s revenue and taxing power. An additional $33 billion in state general obligation debt remains authorized but unissued to comply with voter initiatives and legislative mandates. Debt service on roughly 5% of the state`s outstanding general obligation debt is met from revenue-producing projects such as water, harbor, and housing facilities. As part of its cash management program, the state regularly issues short-term notes to meet its disbursement requirements in advance of the receipt of revenues. During fiscal year 2006, the state has issued $3 billion in short-term notes for this purpose, as compared with $6 billion in fiscal year 2005. The state supports $8 billion in lease-purchase obligations attributable to the State Public Works Board and other issuers. These obligations are not backed by the full faith and credit of the state; rather, they are subject to annual appropriations from the state`s general fund.

In addition to the state obligations described above, bonds have been issued by special public authorities in California that are not obligations of the state. These include bonds issued by the California Housing Finance Agency, the Department of Water Resources, the Department of Veterans Affairs, California State University, and the California Transportation Commission.

Economy California`s economy is the largest among the 50 states and one of the largest in the world. California`s economy is extraordinarily diverse, broad, and resilient. The state`s population of 37 million as of July 1, 2005, grew by 1.4% from the prior year—better than the roughly 1% annual increases typically seen; it represents over 12% of the entire United States population. The state`s per capita personal income in 2004 exceeded the U.S. per capita average by 6%.

California`s economy suffered through a severe recession during the early 1990s but experienced a steady recovery from 1994 to 2000. While the state of California benefited disproportionately from the high-technology sector during the late 1990s, it also suffered greatly when this sector experienced a calamitous reversal in 2001. Exports from California ports fell by 14% in 2001 and by another 13% the following year while unemployment levels rose to 5.8% in 2002. The fallout from the "tech bust" also manifested itself in much lower personal income tax receipts at the state level as capital gains, bonuses, and option income dropped off. Recovery is evident in various 2003—2005 statistics for the state: exports from California ports increased by 2% in 2003 and by 8% in 2004, civilian employment increased by 0.4% in 2003, 1.5% in 2004, and 2.5% in 2005, and the unemployment rate in the state had dropped from its early 2003 peak of 6.9% to 5.1% in December 2005. The level of economic activity within the state is important as it influences the growth or contraction of state and local government revenues available for operations and debt service.

In the recession of the 1990s, diminished economic activity and overbuilding in certain areas resulted in a contraction in real estate values. To date during this cycle, all urban areas have shown continued increases in property values. Still, declines in property values could still take place and would have a negative effect on the ability of local governments to meet their obligations. California is known for its high cost of housing relative to the rest of the country.

California is more prone to earthquakes than most other states, creating potential economic losses from damages. On January 17, 1994, a major earthquake, measuring 6.8 on the Richter scale, hit Southern California centered in the area of Northridge. Total damage was estimated at $20 billion, offset to an important extent by significant federal aid.

Legislative Due to the funds` concentration in the state of California and its municipal issuers, the funds may be affected by certain amendments to the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities, thus affecting their ability to meet debt service obligations.

In 1978, California voters approved "Proposition 13," adding Article XIIIA to the state constitution which limits ad valorem taxes on real property to 1% of "full cash value" and restricts the ability of taxing entities to increase real property taxes. In subsequent actions, the state substantially increased its expenditures to provide assistance to its local governments to offset the losses in revenues and to maintain essential local services; in the early 1990s the state decreased local aid in response to its own fiscal pressures.

Another constitutional amendment, Article XIIIB, was passed by voters in 1979 prohibiting the state from spending revenues beyond its annually adjusted "appropriations limit." Any revenues exceeding this limit must be returned to the taxpayers as a revision in the tax rate or fee schedule over the following two years. Such a refund, in the amount of $1.1 billion, occurred in fiscal year 1987.

Proposition 218, the "Right to Vote on Taxes Act," was approved by voters in 1996. It further restricts the ability of local governments to levy and collect both existing and future taxes, assessments, and fees. In addition to further limiting the financial flexibility of local governments in the state, it also increases the possibility of voter-determined tax rollbacks and repeals. The interpretation and application of this proposition will ultimately be determined by the courts.

An effect of the tax and spending limitations in California has been a broad scale shift by local governments away from general obligation debt that requires voter approval and pledging future tax revenues toward lease revenue financing that is subject to abatement and does not require voter approval. Lease-backed debt is generally viewed as a less secure form of borrowing and therefore entails greater credit risk. Local governments also raise capital through the use of Mello-Roos, 1915 Act, and Tax Increment Bonds, all of which are generally riskier than general obligation debt as they often rely on tax revenues to be generated by future development for their support.

Proposition 98, enacted in 1988, changed the state`s method of funding education for grades below the university level. Under this constitutional amendment, the schools are guaranteed a minimum share of state general fund revenues. The major effect of Proposition 98 has been to restrict the state`s flexibility to respond to fiscal stress.

Future initiatives, if proposed and adopted, or future court decisions could create renewed pressure on California governments and their ability to raise revenues. The state and its underlying localities have displayed flexibility, however, in overcoming the negative effects of past initiatives.

Financial The dramatic downturn of the high-technology economy and the resultant plunge in state revenues placed the state`s budget under considerable strain. As mentioned above, the state`s general obligation bonds were downgraded multiple times during the 2001—2003 period, but were upgraded during 2004 and 2005. As of February 14, 2006, California`s debt remained one of the lowest rated of the 50 states.

Fiscal year 2001 was closed with an unrestricted general fund balance (UGFB) of $4.2 billion. Much of this reserve was the result of explosive growth in income tax receipts from capital gains and bonus income. The combination of a slowing economy, falling equity markets, and the state`s progressive income tax structure led to a substantial drop in the UGFB to a negative $6.0 billion for fiscal year 2002 and a further drop to a negative $15.4 billion for fiscal year 2003. Through fund shifts, deficit bond proceeds, fee increases, a tax amnesty program, and lower aid to localities including primary and secondary education as well as improving economic conditions, fiscal year 2004 closed with an improved, albeit still negative, $3.2 billion UGFB. The state`s fiscal actions have historically been quite assertive and the consequences of these actions reach far beyond its own general obligation bond ratings as many state agencies and local governments depend upon state appropriations. Additionally, the state intends to repay its recently issued Economic Recovery Bonds, issued to help bridge the gap in revenues during 2003—2004, with local sales tax receipts. Though the state has promised to make up all revenues shifted from local governments, an inability or unwillingness to fully make up the amount would have a negative impact on local governments. During fiscal year 2005, improvement in California`s fiscal picture is evident; increased revenues and control over expenses led to a much higher $9 billion in reserves as of June 30, 2005. In fiscal year 2006, expenditures are expected to exceed revenues by $3 billion, leaving $6 billion in reserves. Out-year budget gaps of $5 billion to $6 billion will need to be addressed in fiscal year 2007 and onward.

On December 6, 1994, Orange County filed for protection under Chapter 9 of the U.S. Bankruptcy Code after reports of significant losses in its investment pool. Upon restructuring, the realized losses in the pool were $1.6 billion or 21% of assets. More than 200 public entities, most but not all of which are located in Orange County, were also depositors in the pool. The county defaulted on a number of its debt obligations. The county emerged from bankruptcy on June 12, 1996. Through a series of long-term financings, it repaid most of its obligations to pool depositors and has become current on its public debt obligations. The balance of claims against the county are payable from any proceeds received from litigation against securities dealers and other parties. The county`s ratings were restored to investment grade in 1998 and were upgraded again during the 2000 to 2002 time frame.

In a ruling dating from December 2001, the Orange County Superior Court held that the Orange County assessor violated the 2% annual inflation adjustment provision of Proposition 13 by increasing the taxable value of a property by 4% following a decline in valuations. The case had been certified as a class action in Orange County, but local courts in other counties arrived at differing conclusions on similar issues in their counties. The case has been appealed to the state`s Appellate Court and could be further appealed to the state`s Supreme Court. It is not possible at this time to determine the final outcome of the case or when it might be decided. If the Orange County Superior Court`s decision is upheld, the property tax revenues of local governments may be reduced, further affecting local credit quality.

Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund`s assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten the length of patients` stays, a phenomenon that has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital`s revenues, common to all hospitals is reliance to some degree on third-party reimbursement sources such as the federal Medicare and federal/state Medicaid programs as well as private insurers. An individual hospital may be affected to the extent these payors reduce their reimbursements.

The funds may from time to time invest in electric revenue issues. The financial performance of these utilities was impacted by the industry`s moves toward deregulation and increased competition. California`s electric utility restructuring plan, Assembly Bill 1890, permitted direct competition to be phased in between 1998 and 2002. This restructuring plan proved to be flawed as it placed overreliance on the spot market for power purchases during a period of substantial supply and demand imbalance. Municipal utilities, while not subject to the legislation, were faced with competitive market forces and worked to proactively prepare for deregulation. Now that deregulation has been suspended, municipal utilities face a more traditional set of challenges. In particular, some electric revenue issuers have exposure to or participate in nuclear power plants, which could affect the issuer`s financial performance. Risks include unexpected outages, plant shutdowns, and increased Nuclear Regulatory Commission surveillance.

The funds may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

Georgia Tax-Free Bond Fund

Risk Factors Associated With a Georgia Portfolio

The fund`s concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to state of Georgia general obligations and state agency issues, the fund will invest in local bond issues, lease obligations, and revenue bonds; the credit quality and risk will vary according to each security`s own structure and underlying economics.

Debt The state of Georgia and its local governments issued just over $7.1 billion in municipal bonds in 2005, a 9.6% decrease from 2004. As of May 1, 2006, the state was rated Aaa by Moody`s and AAA by S&P and Fitch. The state`s rating outlook was stable for all three rating agencies.

The state of Georgia currently has net direct obligations of approximately $7.72 billion. In 1973, a constitutional amendment authorizing the issuance of state general obligation ("GO") bonds was implemented. Since the implementation of the amendment, the state has funded most of its capital needs through the issuance of GO bonds. Previously, capital requirements were funded through the issuance of bonds by 10 separate authorities and secured by lease rental agreements and annual state appropriations. Georgia`s Constitution permits the state to issue bonds for two types of public purposes: (1) general obligation debt and (2) guaranteed revenue debt. The Georgia Constitution imposes certain debt limits and controls. The state`s GO debt service cannot exceed 10% of total revenue receipts less refunds of the state treasury. The state`s GO bonds must have a maximum maturity of 25 years. On May 1, 2006, 69.2% of the state`s debt was scheduled to be amortized in 10 years or less. Maximum GO debt service requirements are well below the legal limit at 5.7% of fiscal year 2005 treasury receipts.

The state established "debt affordability" limits which provide that outstanding debt will not exceed 2.7% of personal income or that maximum annual debt service will not exceed 5% of the prior year`s revenues. The state`s near-term debt offerings are projected to maintain its total debt within these limits.

Economy The state`s economy underwent strong expansion between 1990 and 2000 including strong job growth in the services, high technology, and air transportation sectors. Georgia`s economy continues to improve after suffering a brief downturn from the most recent recession that began in 2001. The services sector continues as the state`s leading employment sector at 37.1% of its total employment. The state`s other leading employment sectors include the trade sector at 21.1%, government at 16.5%, and manufacturing at 11.2%. The Atlanta metropolitan statistical area continues to serve as the state`s economic center, capturing approximately 56.1% of the state`s employment. This area includes Atlanta, the state`s capital, and 20 surrounding counties. The next largest metropolitan statistical area is the Columbus-Muscogee area.

The state`s moderate cost of living and research centers provided by its colleges and universities continue to attract a very skilled labor force. The state`s unemployment rate is just above the U.S. average. The state`s median household income levels are slightly above the U.S. average. The state`s income levels appear more favorable when taking into account costs of living and quality of life indicators.

Financial The creditworthiness of the portfolio is largely dependent on the financial strength of the state of Georgia and its localities. The state`s strong economic performance has translated into its strong financial performance and the accumulation of substantial reserves.

Through the first 10 months of fiscal year 2006, the state`s revenue collections are up 9%, continuing to show signs of a strong economy. Despite the strong collections, the governor has continued to exhibit sound fiscal management by budgeting conservatively and rebuilding the state`s rainy day fund with excess receipts.

A significant portion of the portfolio`s assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Georgia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. The fund may purchase obligations issued by public authorities in Georgia that are not backed by the full faith and credit of the state and may or may not be subject to annual appropriations from the state`s general fund. Likewise, certain enterprises such as water and sewer systems or hospitals may be affected by changes in economic activity.

Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund`s assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten the length of hospital stays, a phenomenon that has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. These organizational changes present both risks and opportunities for the institutions involved.

The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect issuers` financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the electric utility industry.

The fund may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

Maryland Short-Term Tax-Free Bond, Maryland Tax-Free Bond, and Maryland Tax-Free Money Funds

Risk Factors Associated With a Maryland Portfolio

The funds` concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to state of Maryland general obligation bonds and debt issued by state agencies, the funds will invest in local bond issues, lease obligations, and revenue bonds; the credit quality and risk will vary according to each security`s own structure and underlying economics.

Debt The state of Maryland and its local governments issue two basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The state of Maryland disclosed in its fiscal year 2005 Comprehensive Annual Financial Report ("CAFR"), dated June 30, 2005, that it has approximately $4.5 billion of general obligation bonds outstanding. As of February 14, 2006, general obligation debt of the state of Maryland was rated AAA by Moody`s, S&P, and Fitch. There is no general debt limit imposed by the state constitution or public general laws. The state constitution imposes a 15-year maturity limit on state general obligation bonds. Although voters approved a constitutional amendment in 1982 permitting the state to borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the state has not made use of this authority.

Many agencies of the state government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The Community Development Administration of the Department of Housing and Community Development, the Maryland Water Quality Financing Administration of the Department of Environment, the Maryland State Lottery Agency, certain state higher education institutions, the Maryland Stadium Authority, the Maryland Food Center Authority, and the Maryland Environmental Service have issued bonds and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from pledged revenues, principally fees generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees.

Economy The Maryland Board of Revenue Estimates reports that, according to several measures, the state`s economy outperformed the nation, even during the nationwide slowdown. The slowdown reduced employment and personal income growth. However, the extent of the reduction was not as severe in Maryland as in other states. One reason for this is Maryland`s limited exposure to the manufacturing sector, which had been hard hit by economic conditions. Maryland has participated strongly in the economic recovery.

Financial To a large degree, the risk of the portfolio is dependent upon the financial strength of the state of Maryland and its localities. The state continues to demonstrate a conservative approach to managing its finances but was not immune to the national economic downturn. Fiscal year 2003 concluded with a general fund operating deficit, and the general fund balance declined from $1.6 billion to $1.2 billion, representing a still solid 7% of general fund expenditures. Revenue growth had basically stalled and expenditures rose, primarily for Medicaid and education. Fiscal year 2004 showed better results as the economy lifted. Maryland`s general fund earned a 2% surplus in 2004. Fiscal year 2005 showed even better results. Maryland`s general fund earned a 6% surplus and the state reserve fund increased to $540 million with an additional $307 million held in the unrestricted general fund, together representing a solid 5% of general fund revenues.

Sectors Investment concentration in a particular sector can present unique risks. A significant portion of the funds` assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stays, a phenomenon which has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms. At the present time, Maryland is the only state in which such reimbursement is determined by a state-administered set of rates and charges that applies to all payors. Under a federal waiver, Medicare reimburses Maryland hospitals according to this system rather than the Federal Diagnosis-Related Group system required elsewhere. In order to maintain this Medicare waiver, the cumulative rate of increase in Maryland hospital charges since the base year 1981 must remain below that of U.S. hospitals overall. Although in certain years the increase in Maryland hospital charges did exceed the national average, the cumulative rate of increase since the base year still remains below the national average. Any loss of the Medicare waiver in the future may have an adverse impact on the credit quality of Maryland hospitals.

The funds may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect the issuer`s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

The funds may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

New Jersey Tax-Free Bond Fund

Risk Factors Associated With a New Jersey Portfolio

The fund`s concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to state of New Jersey general obligation bonds and debt issued by state agencies, the fund will invest in local bond issues, lease obligations, and revenue bonds; the credit quality and risk will vary according to each security`s structure and underlying economics.

Debt The state of New Jersey and its local governments issue two basic types of debt: general obligation bonds, which are backed by the unlimited taxing power of the issuer; and revenue bonds, which are secured by specific pledged fees or charges, often from a related project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge. The credit risks of all debt forms vary with the obligation`s structure and ultimate obligor.

The state of New Jersey reported in its fiscal year 2005 Comprehensive Annual Financial Report ("CAFR") that it had closed fiscal year 2005, which ended June 30, 2005, with approximately $32.7 billion in long-term debt outstanding, representing an increase of approximately 20% over the previous year and continuing the state`s trend of significant annual debt issuance. This debt level yields a debt burden of about $3,754 debt per capita and ranks New Jersey among the most heavily indebted states. These debt figures include state guarantees on the principal and interest payments on certain bonds issued by the New Jersey Sports and Exposition Authority and annual appropriations for installment obligations, capital leases, and certificates of participation. The majority of the state`s debt is "appropriation-backed," meaning that debt service on such obligations must be appropriated annually by the legislature. Only $3.2 billion of the state`s outstanding debt was direct general obligation debt as of June 30, 2005.

Many agencies of the state government are authorized to borrow money under legislation that expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The New Jersey Building Authority, New Jersey Transportation Trust Fund Authority, New Jersey Economic Development Authority, New Jersey Educational Facilities Authority, New Jersey Health Care Facilities Financing Authority, New Jersey Highway Authority, New Jersey Housing and Mortgage Finance Agency, New Jersey Sports and Exposition Authority, New Jersey Transit Corporation, and New Jersey Turnpike Authority have outstanding bonds of this nature.

Economy New Jersey experienced steady economic expansion and positive employment growth in 2005, with an annual unemployment rate of 4.4% that represented a decline from 4.9% in 2004 and 5.8% in 2003. However, unemployment has not returned to the low 3.7% recorded in 2000. Personal income growth is also important to watch as nearly all debt is paid from the income of state residents, either directly or indirectly. Personal income grew an estimated 6.4% during 2005, an increase from the growth rate in recent years but still below the exceptional 10.2% growth rate experienced in 2000. Personal income is projected to maintain stable growth in 2006.

Financial To a large degree, the credit risk of the portfolio is linked to the financial strength of the state of New Jersey and its localities. The state`s economy reached a low point in 2003, with recovery taking hold in 2004 and continuing throughout 2005. According to the 2005 CAFR, New Jersey ended fiscal year 2005 with a general fund net gain of $436 million, increasing the total ending fund balance to $3.2 billion. Total general fund revenues increased by $918 million, or nearly 4%, over 2004; however, this represents a slowdown from the revenue increases seen in 2003 and 2004. Nevertheless, many of New Jersey`s integral revenue sources improved substantially in 2005. Gross income taxes, the state`s largest source of tax revenues, increased nearly 29% compared with a 9.9% increase in 2004 and a 1.5% decline in 2003. Sales tax revenues increased 4.5%, slightly behind the 5.5% increase in 2004 but well ahead of the 1.0% decline experienced in 2003.

Results are not currently available for fiscal year 2006, which will close on June 30, 2006. Newly inaugurated Governor Jon Corzine, whose term runs from January 2006 through January 2010, presented his budget proposal for fiscal year 2007 in late March. The state faces a structural budget gap estimated between $5 billion and $6 billion, as well as spending pressure from a court mandate to fund school construction for the state`s poorer districts.

Sectors Investment concentration in a particular sector can present unique risks. A significant portion of the fund`s assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten the length of patients` stays, a phenomenon that has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital`s revenues, common to all hospitals is reliance to some degree on third-party reimbursement sources such as the federal Medicare and federal/state Medicaid programs as well as private insurers. An individual hospital may be affected to the extent these payors reduce their reimbursements.

The fund may invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect the issuer`s financial performance. Such risks include increased regulation and associated expenses, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may deteriorate from increased competition and deregulation in the industry.

The fund may invest in private activity bond issues of corporate and nonprofit borrowers. These issues are sold through government conduits, such as the New Jersey Economic Development Authority and various local issuers, and are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. In the past, a number of New Jersey Economic Development Authority issues have defaulted as a result of borrower financial difficulties.

The fund may participate in solid waste projects. Several billion dollars of bonds to fund incinerator and solid waste projects have been issued by a number of counties and utility authorities in the state. Various federal court decisions in the mid-1990`s that struck down New Jersey`s system of solid waste flow control increases the potential risk of default for certain bonds. Although there is no legal obligation to do so, however, the state has provided funds for debt payments.

New York Tax-Free Bond and New York Tax-Free Money Funds

Risk Factors Associated With a New York Portfolio

In addition to state of New York general obligation bonds and debt issued by state agencies, the funds will invest in local bond issues, lease obligations, and revenue bonds; the credit quality and risk will vary according to each security`s own structure and underlying economics. Although the funds have holdings in many different issuers, all issuers will be entities in the state of New York. Concentration in the debt obligations of one state translates into higher risk than a portfolio that is more geographically diversified.

The funds` ability to maintain credit quality is dependent upon the ability and willingness of New York issuers to meet their debt service obligations in a timely fashion. In 1975, the state, New York City, and other related issuers experienced serious financial difficulties that ultimately resulted in much lower credit ratings and an inability to access public debt markets. A series of fiscal reforms and an improved economic climate allowed these entities to return to financial stability by the early 1980s. Credit ratings were reinstated or raised and access to the public credit markets was restored; in fact, New York City currently boasts its highest credit ratings in history. Today, the state and the city continue to face fiscal pressures and structural budget imbalances, which arise when recurring revenues are insufficient to cover projected expenses. Nondiscretionary expenditures, such as those for debt service and Medicare/health care, continue to rise. Over the past two years, however, a gradual economic recovery has taken place, stimulated by steady job growth, a recovering financial services industry, and a strong New York City real estate market. The state and the city project that the current economic recovery will continue throughout 2006 and beyond, but these projections are subject to uncertainty.

On September 11, 2001, hijackers piloted two passenger jetliners into the twin towers of the World Trade Center. The attack destroyed the World Trade Center, damaged nearby buildings, and caused significant loss of life. The economic dislocation to the state and especially to New York City was substantial. Various efforts are underway to encourage the redevelopment of downtown New York City, including the rebuilding of commercial and rental housing space. There have been delays in the effort to rebuild xd4 ground zero,` the site of the twin towers; current plans call for the construction of five towers, including the symbolic Freedom Tower, at a cost estimated above $7 billion. Tourism is recovering, with high hotel occupancy in the city. Nevertheless, some of the economic activity present before the attack may never return, as firms displaced by the event choose to relocate elsewhere or do not recover.

New York State

The state of New York disclosed in its fiscal year 2005 Comprehensive Annual Financial Report ("CAFR") that it had ended 2005 with a general fund net gain of $827 million, representing 2.3% of revenues. In another positive development, on March 31, 2005, the state legislature enacted a balanced budget for fiscal year 2006, which began on April 1, 2005. This marks the first time in 21 years that the budget has been passed on time and is an encouraging sign for the state budgetary process, which historically has been highly contentious and politicized. If the state is able to pass the fiscal 2007 budget on time as well, this will be an important step toward establishing a trend of timely budgets. The estimate provided by the Division of Budget suggested that the state would end fiscal year 2006, which closed March 31, with a general fund surplus of approximately $2.0 billion. Significant future challenges remain, however, as the state faces future year budget gaps, or potential deficits, of $3.2 billion in fiscal year 2008 and $3.9 billion in 2009. Governor Pataki`s fiscal 2007 budget proposal reduces these gaps to $1.9 billion in 2008 and $3.8 billion in 2009.

New York is one of the most highly indebted states in the nation. In its 2005 CAFR, the state reported $47.5 billion of total primary government debt, equal to approximately $2,469 debt per capita and up slightly (1.3%) from $46.9 billion of debt outstanding at the end of fiscal 2004. These debt figures include capital lease obligations, state-guaranteed tobacco settlement bonds, and other state-supported debt. The majority of the state`s debt is "appropriation-backed," meaning that debt service on such obligations must be appropriated annually by the legislature. Only $3.7 billion of the state`s outstanding debt was direct general obligation debt as of March 31, 2005.

Certain authorities are heavily reliant on annual direct state support, such as the Urban Development Corporation ("UDC"), a public benefit corporation now known as the Empire State Development Corporation. In February 1975, the UDC defaulted on approximately $1 billion of short-term notes. The default was ultimately cured by the creation of the Project Finance Authority, through which the state provided assistance to the UDC, including support for debt service. Since then, there have been no other defaults by state authorities.

To a large degree, the risk of the portfolio is dependent upon the economic health of the state of New York and its localities. The state`s economy had been showing signs of reduced growth due to the national economic slowdown even before the heinous terrorist acts of September 11, 2001. The state`s reliance on the securities industry served it well during the boom years of the late 1990s, but haunted it during the downsizing that began in 2001. Job and wage recovery took firm hold in 2004, however, and continued in 2005 with an annual unemployment rate of 5.0%, a decline from 5.8% in 2004 and 6.4% in 2003. Slow and steady economic growth is projected to continue throughout calendar year 2006, though the state`s job growth and economic expansion are expected to lag the nation, as they have in the past.

A potential risk facing the state is an ongoing school funding court case brought by the Campaign for Fiscal Equity. The state`s highest court has ruled that the state must provide additional funding for New York City schools. In early 2005, a judge quantified the amount with a ruling that requires the state to provide $5.6 billion in additional annual funding, plus $9.2 billion for infrastructure and capital improvements. The state has appealed this decision, and both the timing and final outcome of this case remain uncertain. However, if the ruling is ultimately upheld, the state will be required to provide billions of dollars for additional school aid, with the increased annual burden to be phased in over several years. In addition, the state may hold the city responsible for a portion of the increased funding.

New York City

As of March 15, 2006, the general obligation debt of the city was rated A1 by Moody`s, A+ by S&P, and A+ by Fitch. Moody`s rating reflects an upgrade that occurred in early April 2005, and S&P`s rating reflects an upgrade that occurred in May 2005. The city`s credit ratings carry stable outlooks from all three agencies, and are the highest ratings New York City has ever attained.

The financial problems of New York City were acute between 1975 and 1979, highlighted by a payment moratorium on the city`s short-term obligations. The city was placed under the oversight of the New York State Financial Control Board; this entity`s power to impose a "Control Period" upon the city expires July 1, 2008. The most important contribution to the city`s fiscal recovery was the creation of the Municipal Assistance Corporation ("MAC") for the city of New York. Backed by sales, use, stock transfer, and other taxes, MAC issued bonds and used the proceeds to purchase city bonds and notes. Although investors shunned MAC bonds at first, the program proved to be very successful. In October 2004, the state refunded the city`s outstanding MAC debt by issuing Sales Tax Asset Receivable bonds, effectively shifting the debt service obligation to the state and providing a major benefit to the city.

Today, the city is recovering from the acute shock of September 11 and the recent economic downturn. After a high annual unemployment rate of 8.3% in 2003, job growth contributed to a lower annual rate of 7.0% in 2004 and continued to improve to reach an unemployment rate of 5.8% in 2005.

The most recent news has been that, due to stronger than projected tax receipts and an estimated record year of Wall Street bonuses, the city currently expects to close fiscal year 2006, which ends on June 30, with a large $3.3 billion surplus.

The projected 2006 surplus is attributable to many factors, including the recovery of the finance and securities sector and a strong real estate market. The city receives approximately 24% of its revenues from property taxes, which have benefited from the current real estate boom. In addition, because most real estate tax assessments are phased in over five years, today`s strong real estate market should contribute positively to the city`s finances for several years, even as the real estate market is expected to cool. The city struggles with a structural budget imbalance, causing large budget gaps in future years: $2.3 billion for 2007, $4.1 billion for 2008, and $3.5 billion for 2009. While the city has a history of effectively managing these budget gaps, rising expenditures for pensions, health care, debt service, and other nondiscretionary costs will pressure future budgets. In addition, the city will be required under GASB 45 to report its "other post-employment benefits," or OPEB, liability beginning with fiscal year 2008. While an official figure has not been determined, Mayor Bloomberg`s January 2006 Financial Plan states that the city`s OPEB liability has been estimated as high as $50 billion.

Sectors A significant portion of the funds` assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten the length of patients` stays, a phenomenon that has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital`s revenues, common to all hospitals is reliance to some degree on third-party reimbursement sources such as the federal Medicare and federal/state Medicaid programs as well as private insurers. An individual hospital may be affected to the extent these payors reduce their reimbursements.

The funds may invest in private activity bond issues issued by corporate and nonprofit borrowers. These issues, sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. Obligations issued in other states through similar conduits have defaulted in the past as a result of borrower financial difficulties.

The fund may invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect the issuer`s financial performance. Such risks include increased regulation and associated expense, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may deteriorate from increased competition and deregulation in the industry.

Virginia Tax-Free Bond Fund

Risk Factors Associated With a Virginia Portfolio

The fund`s concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to commonwealth of Virginia general obligations and agency issues, the fund will invest in local bond issues, lease obligations, and revenue bonds; the credit quality and risk will vary according to each security`s own structure and underlying economics.

Debt The commonwealth of Virginia and its local governments issued $10 billion of municipal bonds in 2005, including general obligation debt backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for an enterprise or project. Included within the revenue bond category are tax-exempt lease obligations that are subject to annual appropriations of a governmental body to meet debt service, usually with no implied tax or specific revenue pledge. Debt issued in 2005 was for a wide variety of public purposes, including transportation, housing, education, health care, and industrial development.

As of June 30, 2005, the commonwealth of Virginia had $0.9 billion of outstanding general obligation bonds secured by the commonwealth`s revenue and taxing power, a modest amount compared with many other states. Under state law, general obligation debt is limited to 1.15 times the average of the preceding three years` income tax and sales and use tax collections. The commonwealth`s outstanding general obligation debt is well below that limit and approximately 40% of the debt service is actually met from revenue-producing capital projects at colleges and universities.

The commonwealth also supports $3.1 billion in debt issued by the Virginia Public Building Authority, the Commonwealth Transportation Board, the Virginia College Building Authority, the Virginia Biotechnology Research Park Authority, the Virginia Port Authority, and the Innovative Technology Authority. These bonds are not backed by the full faith and credit of the commonwealth but instead are subject to annual appropriations from the commonwealth`s general fund.

In addition to the commonwealth and public authorities described above, an additional $1.3 billion in moral obligation bonds has been issued by the Virginia Public School Authority, the Virginia Resources Authority, and the Virginia Housing Development Authority. Another $9.5 billion of debt outstanding at several other authorities is secured by a contingent appropriation in the event pledged revenues are insufficient to cover debt service.

Economy The commonwealth of Virginia has a population of approximately 7.6 million, making it the twelfth largest state. Since the 1930s the commonwealth`s population has grown at a rate near or exceeding the national average. Stable to strong economic growth since the 1990s has been led by the Northern Virginia area outside of Washington, D.C., where nearly a third of the commonwealth`s population is concentrated. The next largest metropolitan area is the Norfolk-Virginia Beach-Newport News area, followed by the Richmond-Petersburg area, which includes the capital, Richmond. The commonwealth`s economy is broadly based, with a large concentration in service and governmental jobs, followed by education, health, and manufacturing. Virginia has significant concentrations of high-technology employers, predominantly in Northern Virginia. Per capita income exceeds national averages while unemployment figures have consistently tracked below national averages.

Financial To a large degree, the risk of the portfolio is dependent on the financial strength of the commonwealth of Virginia and its localities. Virginia is rated AAA by Moody`s, S&P, and Fitch. Moody`s and S&P maintain stable outlooks; Fitch does not assign outlooks to states. In May 2004, Moody`s revised its outlook back to stable from negative, where it had been since December 2001. The negative outlook reflected Virginia`s sizable budget gaps brought about by slowing revenues and rising expenditures during the recession. Governor Warner and the Virginia Assembly closed this budget gap by cutting expenditures and allowing transfers from the Revenue Stabilization Fund. In addition, the car tax relief program was frozen at 70%. The Revenue Stabilization Fund is specifically earmarked to cushion against such a slowdown. Last May, Virginia`s General Assembly passed a balanced biennial budget for fiscal 2005—2006 with an estimated $1.6 billion revenue enhancement package and, as a result, Moody`s returned Virginia`s outlook to stable and took it off Watchlist.

The commonwealth`s budget is prepared on a biennial basis. From 1970 through 2000, the general fund showed a positive balance for all of its two-year budgetary periods. The national recession and its negative effects on Virginia`s personal income tax collections did, however, force the commonwealth to draw down its general fund balances in 1992, 2001, 2002, and 2003. In fiscal year 2004, with the recession lifted, Virginia`s general fund earned a healthy surplus of $555 million or 5% of revenues as revenues outpaced the prior year by 10% and expenditures were held flat. Another healthy surplus of $783 million was earned in fiscal year 2005, representing 5% of revenues. On June 30, 2005, the Revenue Stabilization Fund totaled $664 million, up from $340 million as of June 30, 2004, and representing 5% of revenues.

A significant portion of the fund`s assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Virginia are primarily reliant on independent revenue sources such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. Likewise, certain enterprises such as toll roads or hospitals may be affected by changes in economic activity.

Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund`s assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten the length of patients` stays, a phenomenon that has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital`s revenues, common to all hospitals is reliance to some degree on third-party reimbursement sources such as the federal Medicare and federal/state Medicaid programs as well as private insurers. An individual hospital may be affected to the extent these payors reduce their reimbursements.

The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect the issuer`s financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief.

The fund may invest in private activity bond issues of corporate and nonprofit borrowers. These issues sold through various governmental conduits are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

All State Tax-Free Funds

Puerto Rico  From time to time, the funds invest in obligations of Puerto Rico and its public corporations, which are exempt from federal, state, and local income taxes. As of May 8, 2006, the general obligation debt of the commonwealth was rated Baa3 by Moody`s and on Watchlist for a possible downgrade and BBB by S&P with a negative outlook. Moody`s placed the rating on Watchlist on February 23, 2006. The action reflects their concerns of a strained fiscal condition, including a structural budget deficit that still exceeds $1 billion; the extent that fiscal and tax reforms will provide financial relief; reduced liquidity position of the Government Development Bank, which provides financial assistance to the commonwealth; and a sluggish S&P has expressed similar concerns along with an increasing debt burden.

Approximately two-thirds of the commonwealth`s public sector debt is issued by the major government and quasi-government agencies that are responsible for many of the island`s public functions, such as water, wastewater, highways, electric power, and education. The most recent figures from the commonwealth indicate that public sector debt, including public corporations, totals $37.2 billion. Though different measures suggest Puerto Rico`s debt burden is high relative to a U.S. state, the commonwealth issues or supports bonds on behalf of municipalities and other governmental units. In many cases, this type of debt would be issued by independent entities in the U.S. and not by the commonwealth. The commonwealth monitors its debt issuance by comparing the rate of growth of its debt to the rate of growth of its gross domestic product (GDP). For the five-year period ended in June 2005, total debt increased by 46% whereas GDP rose by 17%. Puerto Rico`s economic growth can be attributed to a favorable and strong relationship with the United States, continuing development programs that are restructuring the economy, and increases in the level of federal transfers. The commonwealth is vulnerable to an economic downturn in the U.S. because of its tight linkage to the mainland—45% of all imports were from and 82% of all exports were to the mainland in 2004. Manufacturing, especially of pharmaceuticals, is very important to the local economy, as it accounts for 43% of GDP (2004) and 11% (2005) of nonfarm payroll employment. Total employment in the manufacturing sector has decreased by more than 33,000 between 2000 and 2005 while manufacturing output expanded suggesting strong improvements in productivity. Most of the job losses were in labor-intensive industries such as textiles, tuna canning, and leather products, as jobs in this sector shift to more capital-intensive and skilled positions. Overall, manufacturing jobs fell by 1.1% in 2005, after improving 1.1% in 2004. The service sector, including tourism, is another key sector representing 39% of GDP and 51% of employment. Tourism is very important to the commonwealth. San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest in the world. Visitors` expenditures increased 13% between 2003 and 2004, and accounted for 3.8% of the commonwealth`s GDP. The prominence of tourism represents another risk factor, though. After the September 11, 2001, tragedy, hotel occupancy rates fell to 64% from 70% in 2001. They have since rebounded to 72.4% in 2004. The commonwealth`s economy is also vulnerable to oil prices since approximately 70% of its energy generating capacity is oil-fired even after the recent completion of a natural gas plant and a coal-fired facility. Current high prices for oil will undoubtedly have a negative impact on the commonwealth`s realized growth.

For many years, U.S. companies operating in Puerto Rico were eligible to receive a special tax treatment. Since 1976, Section 936 of the U.S. tax code entitled certain corporations to credit income derived from business activities in the commonwealth against their United States corporate income tax and spurred significant expansion in capital intensive manufacturing, particularly large pharmaceutical firms. The tax benefits, however, are being eliminated beginning with the 2006 tax year. While the ultimate impact of the phase outs over the short and long terms cannot be determined, preliminary indications are that major pharmaceutical, instrument, and electronic manufacturing firms have not exit, and that over 120 firms have taken advantage of the commonwealth`s replacement tax incentives.

The commonwealth and the United States are also tied to each other politically. The commonwealth came under U.S. sovereignty pursuant to the Treaty of Paris, signed in 1898, which ended the Spanish-American War. Puerto Ricans have been citizens of the U.S. since 1917, and the island has had its own constitution since 1952. The future political status of the commonwealth, however, remains unclear with the current debate centering on Puerto Rican statehood versus preserving its commonwealth status.

INVESTMENT PROGRAM

Types of Securities

Set forth below is additional information about certain of the investments described in the funds` prospectuses.

Debt Securities

U.S. Government Obligations  Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

U.S. Government Agency Securities  Issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association ("Fannie Mae" or "FNMA"), Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury.

Bank Obligations  Certificates of deposit, banker`s acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A banker`s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Savings and Loan Obligations  Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

Supranational Agencies  Securities of certain supranational entities, such as the International Development Bank.

Corporate Debt Securities  Outstanding corporate debt securities (e.g., bonds and debentures). Corporate notes may have fixed, variable, or floating rates.

Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper and Commercial Notes  Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

Foreign Government Securities  Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

Funding Agreements Obligations of indebtedness negotiated privately between the funds and an insurance company. Often such instruments will have maturities with unconditional put features, exercisable by the funds, requiring return of principal within one year or less.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Mortgage-Related Securities

Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year and 15-year fixed rate, and graduated payment mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the funds. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities` weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the funds. This principal is returned to the funds at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market`s perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA, the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality`s right to borrow from the U.S. Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

GNMA Certificates GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen`s Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

FNMA Certificates FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by FNMA. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

FHLMC Certificates FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended ("FHLMC Act"). FHLMC Certificates represent a pro-rata interest in a group of mortgage loans purchased by FHLMC. FHLMC guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of FHLMC are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

FAMC Certificates FAMC is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). FAMC was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. FAMC provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate. Similar to FNMA and FHLMC, FAMC Certificates are not supported by the full faith and credit of the U.S. government; rather, FAMC may borrow from the U.S. Treasury to meet its guaranty obligations.

As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security is the principal investment risk for a purchaser of such securities, like the funds. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats GNMA Certificates as 30-year securities which prepay in full in the 12th year. FNMA and FHLMC Certificates may have differing prepayment characteristics.

Fixed-rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

Collateralized Mortgage Obligations ("CMOs") CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives.

In recent years, new types of CMO tranches have evolved. These include floating-rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

U.S. Government Agency Multi-Class Pass-Through Securities Unlike CMOs, U.S. Government Agency Multi-Class Pass-Through Securities, which include FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.

Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations, or other financial institutions. Unlike GNMA, FNMA, and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by nongovernmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurance, or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the funds` quality standards. The funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the funds` quality standards.

Stripped Mortgage-Backed Securities These instruments are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. Interest only securities ("IOs") receive the interest portion of the cash flow while principal only securities ("POs") receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the funds.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, investors may fail to fully recoup their initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

The staff of the SEC has advised the funds that it believes the funds should treat IOs and POs, other than government-issued IOs or POs backed by fixed-rate mortgages, as illiquid securities and, accordingly, limit their investments in such securities, together with all other illiquid securities, to 15% of the funds` net assets. Under the staff`s position, the determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the funds` Boards. The funds` Boards have delegated to T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue`s structure, including the number of tranches; and size of the issue and the number of dealers who make a market in the IO or PO.

Adjustable Rate Mortgage Securities ("ARMs") ARMs, like fixed-rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed-rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the funds to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed-rate mortgage securities. ARM securities are a less effective means of locking in long-term rates than fixed-rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

Other Mortgage-Related Securities Governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the funds` objectives, policies, and quality standards, consider making investments in such new types of securities.

Asset-Backed Securities

Background  The asset-backed securities (ABS) market has been one of the fastest growing sectors of the U.S. fixed-income market since its inception in late 1985. Although initial ABS transactions were backed by auto loans and credit card receivables, today`s market has evolved to include a variety of asset types including home equity loans, student loans, equipment leases, stranded utility costs, and collateralized bond/loan obligations. For investors, securitization typically provides an opportunity to invest in high-quality securities with higher credit ratings and less downgrade/event risk than corporate bonds. Unlike mortgages, prepayments on ABS collateral are less sensitive to changes in interest rates. They can also be structured into classes that meet the market`s demand for various maturities and credit quality.

Structure  Asset-backed securities are bonds that represent an ownership interest in a pool of receivables sold by originators into a special purpose vehicle (SPV). The collateral types can vary, so long as they are secured by homogeneous assets with relatively predictable cash flows. Assets that are transferred through a sale to a special purpose vehicle are legally separated from those of the seller/servicer, which insulates investors from bankruptcy or other event risk associated with the seller/servicer of those assets. Most senior tranches of ABS are structured to a triple-A rated level through credit enhancement, however, ABS credit ratings range from AAA to non-investment-grade. Many ABS transactions are structured to include payout events/performance triggers which provide added protection against deteriorating credit quality.

ABS structures are generally categorized by two distinct types of collateral. Amortizing assets (such as home equity loans, auto loans, and equipment leases) typically pass through principal and interest payments directly to investors, while revolving assets (such as credit card receivables, home equity lines of credit, and dealer floor-plan loans) typically reinvest principal and interest payments in new collateral for a specified period of time. The majority of amortizing transactions are structured as straight sequential-pay transactions. In these structures, all principal amortization and prepayments are directed to the shortest maturity class until it is retired, then to the next shortest class and so on. The majority of revolving assets are structured as bullets, whereby investors receive periodic interest payments and only one final payment of principal at maturity.

Underlying Assets  The asset-backed securities that may be purchased include securities backed by pools of mortgage-related receivables known as home equity loans, or of consumer receivables such as automobile loans or credit card loans. Other types of ABS may also be purchased. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield and return on any asset-backed security is difficult to predict with precision and actual return or yield to maturity may be more or less than the anticipated return or yield to maturity.

Methods of Allocating Cash Flows  While some asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The funds may invest in such asset-backed securities if the investment is otherwise consistent with the fund`s investment objectives, policies, and restrictions.

Types of Credit Support  Asset-backed securities are typically backed by a pool of assets representing the obligations of a diversified pool of numerous obligors. To lessen the effect of failures by obligors on the ability of underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained from third parties, "external credit enhancement", through various means of structuring the transaction, "internal credit enhancement", or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include:

Excess Spread  Typically the first layer of protection against losses, equal to the cash flow from the underlying receivables remaining after deducting the sum of the investor coupon, servicing fees, and losses.

Subordination  Interest and principal that would have otherwise been distributed to a subordinate class is used to support the more senior classes. This feature is intended to enhance the likelihood that the holder of the senior class certificate will receive regular payments of interest and principal. Subordinate classes have a greater risk of loss than senior classes.

Reserve Funds  Cash that is deposited and/or captured in a designated account that may be used to cover any shortfalls in principal, interest, or servicing fees.

Overcollateralization  A form of credit enhancement whereby the principal amount of collateral used to secure a given transaction exceeds the principal of the securities issued. Overcollateralization can be created at the time of issuance or may build over time.

Surety Bonds  Typically consist of third party guarantees to irrevocably and unconditionally make timely payments of interest and ultimate repayment of principal in the event there are insufficient cash flows from the underlying collateral.

The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Depending upon the type of assets securitized, historical information on credit risk and prepayment rates may be limited or even unavailable. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. There is no guarantee that the amount of any type of credit enhancement available will be sufficient to protect against future losses on the underlying collateral.

Some of the specific types of ABS that the funds may invest in include the following.

Home Equity Loans  These ABS typically are backed by pools of mortgage loans made to subprime borrowers or borrowers with blemished credit histories. The underwriting standards for these loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrower`s credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan.

As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Furthermore, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner.

With respect to first lien mortgage loans, the underwriting standards do not prohibit a mortgagor from obtaining, at the time of origination of the originator`s first lien mortgage loan, additional financing which is subordinate to that first lien mortgage loan, which subordinate financing would reduce the equity the mortgagor would otherwise appear to have in the related mortgaged property as indicated in the loan-to-value ratio.

Risk regarding mortgage rates

The pass-through rates on the adjustable-rate certificates may adjust monthly and are generally based on one-month LIBOR. The mortgage rates on the mortgage loans are either fixed or adjusted semiannually based on six-month LIBOR, which is referred to as a mortgage index. Because the mortgage index may respond to various economic and market factors different than those affecting one-month LIBOR, there is not necessarily a correlation in the movement between the interest rates on those mortgage loans and the pass-through rates of the adjustable rate certificates. As a result, the interest payable on the related interest-bearing certificates may be reduced because of the imposition of a pass-through rate cap called the "net rate cap".

Yield and reinvestment could be adversely affected by unpredictability of prepayments

No one can accurately predict the level of prepayments that an asset-backed mortgage pool may experience. Factors which influence prepayment behavior include general economic conditions, the level of prevailing interest rates, the availability of alternative financing, the applicability of prepayment charges, and homeowner mobility. Reinvestment risk results from a faster or slower rate of principal payments than expected. A rising interest rate environment and the resulting slowing of prepayments could result in greater volatility of these securities. A falling interest rate environment and the resulting increase in prepayments could require reinvestment in lower yielding securities.

Credit Card Backed Securities  These ABS are backed by revolving pools of credit card receivables. Due to the revolving nature of these assets, the credit quality could change over time. Unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder and payments by cardholders are the primary source of payment on these securities. The revolving nature of these card accounts generally provides for monthly payments to the trust. In order to issue securities with longer dated maturities, most Credit Card Backed Securities are issued with an initial "revolving" period during which collections are Automobile Loans  These ABS are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles. These securities are primarily discrete pools of assets which pay down over the life of the ABS. The securities are not obligations of the seller of the vehicle, or servicer of the loans. The primary source of funds for payments on the securities comes from payment on the underlying trust receivables as well as from credit support.

Inflation-Linked Securities

Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount and the inflation component is reflected in the nominal coupon.

Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.

Collateralized Bond or Loan Obligations

Collateralized Bond Obligations ("CBOs") are bonds collateralized by corporate bonds, mortgages, or asset-backed securities and Collateralized Loan Obligations ("CLOs") are bonds collateralized by bank loans. CBOs and CLOs are structured into tranches, and payments are allocated such that each tranche has a predictable cash flow stream and average life. CBOs are fairly recent entrants to the fixed-income market. Most CBOs issued to date have been collateralized by high-yield bonds or loans, with heavy credit enhancement.

Loan Participations and Assignments

Loan participations and assignments (collectively "participations") will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts, and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries which is referred to as Loans to Developing Countries debt ("LDC debt"). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the funds may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating-rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

The loan participations in which the funds will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender`s rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement, or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

There may not be a recognizable, liquid public market for loan participations. To the extent this is the case, the funds would consider the loan participation as illiquid and subject to the funds` restriction on investing no more than 15% of their net assets in illiquid securities.

Where required by applicable SEC positions, the funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction on diversification.

Various service fees received by the funds from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service, or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Code. Thus the sum of such fees plus any other nonqualifying income earned by the funds cannot exceed 10% of total income.

Zero-Coupon and Pay-in-Kind Bonds

A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

Pay-in-Kind ("PIK") Instruments are securities that pay interest in either cash or additional securities, at the issuer`s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the funds until the maturity or call date of the bond. The funds will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the funds.

Trade Claims

Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on these trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of both a less liquid market, a smaller universe of potential buyers, and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

As noted above, investing in trade claims does carry some unique risks which include:

Establishing the Amount of the Claim Frequently, the supplier`s estimate of its receivable will differ from the customer`s estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

Defenses to Claims The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

Documentation/Indemnification Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller`s credit.

Volatile Pricing Due to Illiquid Market There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. Generally, it is expected that trade claims would be considered illiquid investments.

No Current Yield/Ultimate Recovery Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

Tax Issue Although the issue is not free from doubt, it is likely that trade claims would be treated as non-securities investments. As a result, any gains would be considered "nonqualifying" under the Code. The funds may have up to 10% of their gross income (including capital gains) derived from nonqualifying sources.

Municipal Securities

Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, the funds` portfolios may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of the funds` assets invested in any particular type of municipal security can be expected to vary.

The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, as well as certain other persons and entities, the interest from which is exempt from federal income tax. In determining the tax-exempt status of a municipal security, the funds rely on the opinion of the issuer`s bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and, as a result, the interest received by the funds from such a security might not be exempt from federal income tax.

Municipal securities are classified by maturity as notes, bonds, or adjustable rate securities.

Municipal Notes

Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:

Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use, and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of revenues, such as sales taxes, toll revenues, or water and sewer charges, that are used to pay off the notes.

Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Municipal Bonds Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Additional categories of potential purchases include lease revenue bonds and prerefunded/escrowed to maturity bonds, private activity bonds, industrial development bonds, and participation interests.

General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer`s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility or enterprise or, in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state`s ability (without obligation) to make up deficiencies in the debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

Lease Revenue Bonds Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower`s pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent the funds` Boards determine such securities are illiquid, they will be subject to the funds` limit on illiquid securities. There have also been certain legal challenges to the use of lease revenue bonds in various states.

The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) the rating assigned to the obligation by an established rating agency or T. Rowe Price.

Prerefunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "prerefunded" or "escrowed to maturity" and are considered high-quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the SEC and the Internal Revenue Service, a fund`s investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the funds, be considered an investment in U.S. Treasury securities.

Private Activity Bonds Under current tax law, all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds, and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

Industrial Development Bonds Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility`s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Participation Interests The funds may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker, or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the funds in connection with the arrangement.

In the case of longer-term bonds, the funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

The funds will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the funds hold participation interests is exempt from federal income tax to the funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.

When-Issued Securities

New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The funds will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the funds may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. The funds will maintain cash, high-grade marketable debt securities, or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in the funds` portfolios are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the funds remain fully invested or almost fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in their net asset value than if they solely set aside cash to pay for when-issued securities. In the case of the money funds, this could increase the possibility that the market value of the funds` assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, the funds will meet their obligations from then-available cash flow, sale of securities, or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by the funds upon notice to shareholders.

Forwards

In some cases, the funds may purchase bonds on a when-issued basis with longer-than-standard settlement dates, in some cases exceeding one to two years. In such cases, the funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.

Residual Interest Bonds

Residual interest bonds are a type of high-risk derivative. The funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate securities will be determined by an index or auction process held approximately every seven to 35 days while the bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, 7- to 35-day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates) and consequent income flows.

Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts, with limited liquidity.

The funds may invest in other types of derivative instruments as they become available.

For the purpose of the funds` investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Real Estate and Real Estate Investment Trusts ("REITs")

Investments in REITs may experience many of the same risks involved with investing in real estate directly. These risks include: declines in real estate values, risks related to local or general economic conditions, particularly lack of demand, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, heavy cash flow dependency, possible lack of availability of mortgage funds, obsolescence, losses due to natural disasters, condemnation of properties, regulatory limitations on rents and fluctuations in rental income, variations in market rental rates, and possible environmental liabilities. REITs may own real estate properties (Equity REITs) and be subject to these risks directly, or may make or purchase mortgages (Mortgage REITs) and be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.

Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the funds invest to decline.

Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates, which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due, which could have a negative effect on the funds.

Some REITs have relatively small market capitalizations which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the funds invest in REITs, a shareholder will bear his proportionate share of fund expenses and indirectly bear similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, both Equity and Mortgage REITs are subject to the risks of failing to qualify for tax-free status of income under the Code or failing to maintain exemption from the 1940 Act.

Adjustable Rate Securities

Generally, the maturity of a security is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, certain securities may be issued with demand features or adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment in accordance with Rule 2a-7 under the 1940 Act. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed rate obligations. These securities may take a variety of forms, including variable rate, floating rate, and put option securities.

Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument which is subject to a demand feature entitles the purchaser to receive the principal amount of the underlying security or securities, either (i) upon notice of no more than 30 days or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days` notice, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Forward Commitment Contracts

The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the funds to the issuer and no interest accrues to the funds. The purchase of these securities will result in a loss if their values decline prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the funds make the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The funds will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to its commitments for the securities during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the funds (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

To the extent the funds remain fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time they purchase these securities, there will be greater fluctuations in the funds` net asset value than if the funds did not purchase them.

Illiquid or Restricted Securities

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the funds` Boards. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the funds should be in a position where more than the allowable amount of its net assets is invested in illiquid assets, including restricted securities, the funds will take appropriate steps to protect liquidity.

Notwithstanding the above, the funds may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The liquidity of these securities is monitored based on a variety of factors.

Money Funds

Determination of Maturity of Money Market Securities

The funds may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other funds may also purchase money market securities. In determining the maturity of money market securities, funds will follow the provisions of Rule 2a-7 under the 1940 Act.

Prime Reserve, Summit Cash Reserves, and TRP Reserve Investment Funds

First Tier Money Market Securities Defined

At least 95% of the funds` total assets will be maintained in first tier money market securities. First tier money market securities are those which are described as First Tier Securities under Rule 2a-7 of the 1940 Act. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price pursuant to written guidelines established in accordance with Rule 2a-7 under the 1940 Act under the supervision of the funds` Boards.

DERIVATIVE INVESTMENTS

Futures Contracts

Futures contracts are a type of potentially high-risk derivative.

Transactions in Futures

The funds may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the funds. Interest rate or currency futures can be sold as an offset against the effect of expected increases in interest rates or currency exchange rates and purchased as an offset against the effect of expected declines in interest rates or currency exchange rates.

Futures can also be used as an efficient means of regulating the funds` exposure to the market.

Index Funds may only enter into futures contracts that are appropriate for their investment programs to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. They will not use futures for hedging purposes. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

Stock index futures contracts may be used to provide a hedge for a portion of the funds` portfolios, as a cash management tool, or as an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The funds may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the funds` portfolios successfully, the funds must sell futures contracts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the funds` portfolio securities.

The funds will enter into futures contracts that are traded on national (or foreign) futures exchanges and are standardized as to maturity date and underlying financial instrument. A public market exists in futures contracts covering various taxable fixed-income securities as well as municipal bonds. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the funds` objectives in these areas.

Regulatory Limitations

If the funds purchase or sell futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the funds after taking into account unrealized profits and unrealized losses on any such contracts they have entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Boards without a shareholder vote and does not limit the percentage of the funds` assets at risk to 5%.

In instances involving the purchase of futures contracts or the writing of call or put options thereon by the funds, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the funds to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the funds` assets to cover or identified accounts could impede portfolio management or the funds` ability to meet redemption requests or other current obligations.

If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the funds would comply with such new restrictions.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the funds purchase or sell a security, no price would be paid or received by the funds upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the funds` open positions in futures contracts, the funds would be required to deposit with their custodian in a segregated account in the name of the futures broker an amount of cash or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

Financial futures are valued daily at closing settlement prices. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require a payment by the funds ("variation margin") to restore the margin account to the amount of the initial margin.

Subsequent payments ("mark-to-market payments") to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable. If the value of the open futures position increases in the case of a sale or decreases in the case of a purchase, the funds will pay the amount of the daily change in value to the broker. However, if the value of the open futures position decreases in the case of a sale or increases in the case of a purchase, the broker will pay the amount of the daily change in value to the funds.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the funds realize a gain; if it is more, the funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the funds realize a gain; if it is less, the funds realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the funds are not able to enter into an offsetting transaction, the funds will continue to be required to maintain the margin deposits on the futures contract.

As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the funds.

Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset (as adjusted by a multiplier) at the time the stock index futures contract expires.

For example, the S&P 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the index, and the index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the funds will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the funds enter into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the funds will gain $1,000 (250 units x gain of $4). If the funds enter into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the funds will lose $500 (250 units x loss of $2).

It is possible that hedging activities of funds investing in municipal securities will occur primarily through the use of municipal bond index futures contracts since the uniqueness of that index contract should better correlate with the portfolio and thereby be more effective. However, there may be times when it is deemed in the best interest of shareholders to engage in the use of U.S. Treasury bond futures, and the funds reserve the right to use U.S. Treasury bond futures at any time. Use of these futures could occur, as an example, when both the U.S. Treasury bond contract and municipal bond index futures contract are correlating well with municipal bond prices, but the U.S. Treasury bond contract is trading at a more advantageous price making the hedge less expensive with the U.S. Treasury bond contract than would be obtained with the municipal bond index futures contract.

All funds (other than the Money Funds)

Special Risks of Transactions in Futures Contracts

Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day`s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Liquidity The funds may elect to close some or all of their futures positions at any time prior to their expiration. The funds would do so to reduce exposure represented by long futures positions or short futures positions. The funds may close their position by taking opposite positions, which would operate to terminate the funds` position in the futures contracts. Final determinations of mark-to-market payments would then be made, additional cash would be required to be paid by or released to the funds, and the funds would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the funds intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the funds would continue to be required to make daily mark-to-market and variation margin payments. However, in the event futures contracts have been used to hedge the underlying instruments, the funds would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk A decision whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market or economic events. There are several risks in connection with the use by the funds of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the funds` underlying instruments sought to be hedged.

Successful use of futures contracts by the funds for hedging purposes is also subject to T. Rowe Price`s ability to correctly predict movements in the direction of the market. It is possible that, when the funds have sold futures to hedge their portfolios against a decline in the market, the index, indices, or instruments` underlying futures might advance, and the value of the underlying instruments held in the funds` portfolios might decline. If this were to occur, the funds would lose money on the futures and also would experience a decline in value in their underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the funds` portfolios will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the funds were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in their portfolios) and prices instead increased, the funds would lose part or all of the benefit of increased value of those underlying instruments that it had hedged because it would have offsetting losses in their futures positions. In addition, in such situations, if the funds have insufficient cash, it might have to sell underlying instruments to meet daily mark-to-market and variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The funds might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

Options on Futures Contracts

Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer`s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. Options on futures contracts are valued daily at the last sale price on its primary exchange at the time at which the net asset value per share of the funds are computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.

Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the funds intend to acquire. If the futures price at expiration of the option is above the exercise price, the funds will retain the full amount of the option premium, which provides a partial hedge against any increase that may have occurred in the price of the debt securities the funds intend to acquire. If the futures price when the option is exercised is below the exercise price, however, the funds will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the funds intend to acquire.

Funds investing in municipal securities may trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the funds may trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed.

From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of a fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the fund and the other T. Rowe Price funds in a fair and nondiscriminatory manner.

Call and put options may be purchased or written on financial indices as an alternative to options on futures.

Special Risks of Transactions in Options on Futures Contracts

The risks described under "Special Risks of Transactions in Futures Contracts" are substantially the same as the risks of using options on futures. If the funds were to write an option on a futures contract, it would be required to deposit initial margin and maintain mark-to-market payments in the same manner as a regular futures contract. In addition, where the funds seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument, or contract and having the same exercise price and expiration date, their ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures, which may interfere with the timely execution of customers` orders.

In the event no such market exists for a particular contract in which the funds maintain a position, in the case of a written option, the funds would have to wait to sell the underlying securities or futures positions until the option expires or is exercised. The funds would be required to maintain margin deposits on payments until the contract is closed. Options on futures are treated for accounting purposes in the same way as the analogous option on securities are treated.

In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on some type of index future is used as a proxy for hedging a portfolio consisting of other types of securities. Another risk is that if the movements in the price of options on futures contracts and the value of the call increase by more than the increase in the value of the securities held as cover, the funds may realize a loss on the call, which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the funds may experience poorer overall performance than if it had not entered into any options on futures contracts.

General Considerations Transactions by the funds in options on futures will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade, or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the funds may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, boards of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Additional Futures and Options Contracts

Although the funds have no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the funds trade foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC`s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the funds for foreign futures or foreign options transactions may not be provided the same protections as funds received for transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the funds` orders are placed and the time they are liquidated, offset, or exercised.

U.S. Treasury Intermediate and U.S. Treasury Long-Term Funds

Limitations on Futures and Options

The funds will not purchase a futures contract or option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the funds` net asset value. In addition, neither of the funds will enter into a futures transaction if it would be obligated to purchase or deliver amounts that would exceed 15% of the funds` total assets.

The funds will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to delivery under put options exceeds 15% of the market value of the funds` total assets.

The funds will not write a covered put option if, as a result, the aggregate market value of all portfolio securities subject to such put options or covering call options exceeds 15% of the market value of the funds` total assets.

The funds have no current intention of investing in options on securities. However, they reserve the right to do so in the future and could be subject to the following limitations: the funds may invest up to 15% of total assets in premiums on put options and 15% of total assets in premiums on call options. The total amount of the funds` total assets invested in futures and options will not exceed 15% of the funds` total assets.

Foreign Currency Transactions

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The funds may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of their portfolios. The funds` use of such contracts would include, but not be limited to, the following:

First, when the funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, they may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the funds will be able to protect themselves against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the funds` portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the funds may hedge all or part of their foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the funds may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the funds. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for relative currency values will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the funds will be served.

Third, the funds may use forward contracts when the funds wish to hedge out of the dollar into a foreign currency in order to create a synthetic bond or money market instrument—the security would be issued in U.S. dollars but the dollar component would be transformed into a foreign currency through a forward contract.

The funds may enter into forward contracts for any other purpose consistent with the funds` investment objectives and programs. However, the funds will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the funds` holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the funds may net offsetting positions.

At the maturity of a forward contract, the funds may sell the portfolio security and make delivery of the foreign currency, or they may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

If the funds retain the portfolio security and engage in an offsetting transaction, the funds will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the funds engage in an offsetting transaction, they may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the funds` entering into a forward contract for the sale of a foreign currency and the date they enter into an offsetting contract for the purchase of the foreign currency, the funds will realize a gain to the extent the price of the currency they have agreed to sell exceeds the price of the currency they have agreed to purchase. Should forward prices increase, the funds will suffer a loss to the extent the price of the currency they have agreed to purchase exceeds the price of the currency they have agreed to sell.

The funds` dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the funds at one rate, while offering a lesser rate of exchange should the funds desire to resell that currency to the dealer.

Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign Exchange Contracts

The funds may enter into certain options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies. Entering into such transactions can affect the timing and character of the income and gains realized by the funds and the timing and character of fund distributions.

Such contracts which qualify as Section 1256 contracts will be considered to have been closed at the end of the funds` fiscal years and any gains or losses will be recognized for tax purposes at that time. Such gains or losses (as well as gains or losses from the normal closing or settlement of such transactions) will be characterized as 60% long-term capital gain (taxable at a maximum rate of 15%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The funds will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

Certain options, futures, forward foreign exchange contracts, and swaps, which offset another security in the fund, including options, futures, and forward exchange contracts on currencies, which offset a foreign dollar-denominated bond or currency position, may be considered straddles for tax purposes. Generally, a loss on any position in a straddle will be subject to deferral to the extent of any unrealized gain in an offsetting position. For securities which were held for one year or less at inception of the straddle, the holding period may be deemed not to begin until the straddle is terminated. If securities comprising a straddle have been held for more than one year at inception of the straddle, losses on offsetting positions may be treated as entirely long-term capital losses even if the offsetting positions have been held for less than one year. However, a fund may choose to comply with certain identification requirements for offsetting positions that are components of a straddle. Losses with respect to identified positions are not deferred, rather the basis of the identified position that offset the loss position is increased.

In order for the funds to continue to qualify for federal income tax treatment as regulated investment companies, at least 90% of their gross income for a taxable year must be derived from qualifying income, i.e., generally dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent to which the net gain realized from options, futures, or forward foreign exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

Entering into certain options, futures, forward foreign exchange contracts, or swaps may result in a "constructive sale" of offsetting stocks or debt securities of the funds. In such case the funds will be required to realize gain, but not loss, on the sale of such positions as if the position were sold on that date.

For certain options, futures, forward foreign exchange contracts, or swaps, the IRS has not issued comprehensive rules relating to the timing and character of income and gains realized on such contracts. Although not anticipated, it is possible that final rules could result in changes to the amounts recorded by the funds, potentially resulting in tax consequences to the funds.

Options

Options are a type of potentially high-risk derivative. The funds have no current intention of investing in options on securities, although they reserve the right to do so. Appropriate disclosure would be added to each funds` prospectus and this Statement of Additional Information when and if the funds decide to invest in options.

Writing Covered Call Options

The funds may write (sell) American or European style "covered" call options and purchase options to close out options previously written. In writing covered call options, the funds expect to generate additional premium income, which should serve to enhance the funds` total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price`s opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the funds.

A call option gives the holder (buyer) the right to purchase, and the writer (seller) has the obligation to sell, a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

The funds generally will write only covered call options. This means that the funds will either own the security or currency subject to the option or an option to purchase the same underlying security or currency having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the funds will write a call option that is not covered as indicated above but where the funds will establish and maintain, with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC, having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the funds to the risks of writing uncovered options.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the funds` investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the funds generally will not do) but capable of enhancing the funds` total return. When writing a covered call option, the funds, in return for the premium, give up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retain the risk of loss should the price of the security or currency decline. Unlike one that owns securities or currencies not subject to an option, the funds have no control over when they may be required to sell the underlying securities or currencies, since they may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option the funds have written expires, the funds will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the funds will realize a gain or loss from the sale of the underlying security or currency. The funds do not consider a security or currency covered by a call to be "pledged" as that term is used in the funds` policy, which limits the pledging or mortgaging of assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the funds` loss could be significant.

The premium received is the market value of an option. The premium the funds will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the funds for writing covered call options will be recorded as a liability of the funds. This liability will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of the New York Stock Exchange) or, in the absence of such sale, the mean of closing bid and ask prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the funds to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the funds desire to sell a particular security or currency from their portfolios on which they have written a call option, or purchased a put option, they will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the funds will be able to effect such closing transactions at favorable prices. If the funds cannot enter into such a transaction, they may be required to hold a security or currency that they might otherwise have sold. When the funds write a covered call option, they run the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the funds may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from their portfolios. In such cases, additional costs may be incurred.

The funds will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the funds.

The funds will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the funds` total assets. In calculating the 25% limit, the funds will offset the value of securities underlying purchased calls and puts on identical securities or currencies with identical maturity dates.

Writing Covered Put Options

The funds may write American or European style covered put options and purchase options to close out options previously written by the funds. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The funds would write put options only on a covered basis. This means that the funds would maintain, in a segregated account, cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price. Alternatively, the funds will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

The funds would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the funds` portfolios at a price lower than the current market price of the security or currency. In such event the funds would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the funds would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price, less the premiums received. Such a decline could be substantial and result in a significant loss to the funds. In addition, the funds, because they do not own the specific securities or currencies which they may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

The funds will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the funds` total assets. In calculating the 25% limit, the funds will offset the value of securities underlying purchased puts and calls on identical securities or currencies with identical maturity dates.

The premium received by the funds for writing covered put options will be recorded as a liability of the funds. This liability will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the funds is computed (close of the New York Stock Exchange), or, in the absence of such sale, the mean of the closing bid and ask prices.

Purchasing Put Options

The funds may purchase American or European style put options. As the holder of a put option, the funds have the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The funds may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of their securities or currencies. An example of such use of put options is provided next.

The funds may purchase a put option on an underlying security or currency (a "protective put") owned by the funds as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the funds, as holder of the put option, are able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security`s market price or currency`s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The funds may also purchase put options at a time when they do not own the underlying security or currency. By purchasing put options on a security or currency they do not own, the funds seek to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the funds will lose their entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The funds will not commit more than 5% of total assets to premiums when purchasing put options. The premium paid by the funds when purchasing a put option will be recorded as an asset of the funds in the portfolio of investments. This asset will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of New York Stock Exchange) or, in the absence of such sale, the mean of closing bid and ask prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

Purchasing Call Options

The funds may purchase American or European style call options. As the holder of a call option, the funds have the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The funds may purchase call options for the purpose of increasing their current return or avoiding tax consequences which could reduce their current return. The funds may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

Call options may be purchased by the funds for the purpose of acquiring the underlying securities or currencies for their portfolios. Utilized in this fashion, the purchase of call options enables the funds to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the funds in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as the funds hold such a call option, rather than the underlying security or currency itself, the funds are partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The funds may also purchase call options on underlying securities or currencies they own in order to protect unrealized gains on call options previously written by them. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

The funds will not commit more than 5% of total assets to premiums when purchasing call and put options. The premium paid by the funds when purchasing a call option will be recorded as an asset of the funds in the portfolio of investments. This asset will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.

Dealer (Over-the-Counter) Options

The funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the funds would look to a clearing corporation to exercise exchange-traded options, if the funds were to purchase a dealer option, they would rely on the dealer from whom they purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the funds as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market, while dealer options have none. Consequently, the funds will generally be able to realize the value of a dealer option they have purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the funds write a dealer option, they generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the funds originally wrote the option. While the funds will seek to enter into dealer options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the funds, there can be no assurance that the funds will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the funds, as a covered dealer call option writer, are able to effect a closing purchase transaction, they will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the counter-party, the funds may be unable to liquidate a dealer option. With respect to options written by the funds, the inability to enter into a closing transaction may result in material losses to the funds. For example, since the funds must maintain a secured position with respect to any call option on a security they write, the funds may not sell the assets they have segregated to secure the position while they are obligated under the option. This requirement may impair a fund`s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The funds may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the funds may repurchase the OTC option they have written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Warrants

Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Structured Investments

A hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively "underlying assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the funds may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the funds could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the funds the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the funds could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instruments.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and can carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the funds would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Swap Agreements

A number of the funds may enter into interest rate, index, total return, credit, and, to the extent they may invest in foreign currency-denominated securities, currency rate swap agreements. The funds may also enter into options on swap agreements ("swap options") on the types of swaps listed above as well as swap forwards.

Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment, index, or currency. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The funds may write (sell) and purchase put and call swap options. A swap forward is an agreement to enter into a swap agreement at some point in the future, usually 3 to 6 months forwarded.

One example of the use of swaps within the funds may be to manage the interest rate sensitivity of the funds. The funds might receive or pay a fixed-rate interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the funds. Or, the funds may buy or sell swap options to effect the same result. The funds may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

Another example is the use of credit default swaps to buy or sell credit protection. A default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The seller of s may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the default swap market.

Most swap agreements entered into by the funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the funds` current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The funds` current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by T. Rowe Price.

The use of swap agreements by the funds entails certain risks. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the funds. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the funds. Credit default swaps could result in losses if the funds do not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

The funds will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the funds purchase a swap option it risks losing only the amount of the premium they have paid should they decide to let the option expire unexercised. However, when the funds write a swap option they will become obligated, upon exercise of the option, according to the terms of the underlying agreement.

Because swaps are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the funds` ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Interest Rate Transactions

Interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors, may be used to preserve a return or spread on a particular investment or portion of a portfolio, to create synthetic securities, or to structure transactions designed for other purposes.

Interest rate swaps involve the exchange by the funds with third parties of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor. In circumstances in which T. Rowe Price anticipates that interest rates will decline, the funds might, for example, enter into an interest rate swap as the floating rate payor. In the case where the funds purchase such an interest rate swap, if the floating rate payments fell below the level of the fixed-rate payment set in the swap agreement, the funds` counterparties would pay the funds` amounts equal to interest computed at the difference between the fixed and floating rates over the national principal amount. Such payments would offset or partially offset the decrease in the payments the funds would receive in respect of floating-rate assets being hedged. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the funds would receive payments from the counterparties which would wholly or partially offset the decrease in the payments they would receive in respect of the financial instruments being hedged.

The funds will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the funds receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the funds` obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in an account by the funds` custodian. If the funds enter into an interest rate swap on other than a net basis, the funds would maintain an account in the full amount accrued on a daily basis of the funds` obligations with respect to the swap. To the extent the funds sell (i.e., write) caps and floors, they will maintain in an account cash or high-quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the funds` obligations with respect to any caps or floors. The funds will not enter into any interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated at least A by S&P. T. Rowe Price will monitor the creditworthiness of counterparties on an ongoing basis. If there is a default by the other parties to such a transaction, the funds will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. T. Rowe Price has determined that, as a result, the swap market has become relatively liquid. The funds may enter into interest rate swaps only with respect to positions held in their portfolios. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the funds are contractually obligated to make. If the other parties to interest rate swaps default, the funds` risk of loss consists of the net amount of interest payments that the funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the funds expect to achieve an acceptable degree of correlation between their right to receive interest on loan interests and their right and obligation to receive and pay interest pursuant to interest rate swaps.

The aggregate purchase price of caps and floors held by the funds may not exceed 10% of total assets. The funds may sell (i.e., write) caps and floors without limitation, subject to the account coverage requirement described above.

PORTFOLIO MANAGEMENT PRACTICES

Lending of Portfolio Securities

Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under the funds` investment program. The collateral, in turn, is invested in short-term securities. While the securities are being lent, the funds making the loan will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Normally, the funds employ an agent to implement their securities lending program and the agent receives a fee from the funds for its services. The funds have a right to call each loan and obtain the securities within such period of time that coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The funds will not have the right to vote on securities while they are being lent, but they may call a loan in anticipation of any important vote, when practical. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible default by the borrower, delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral, should the borrower fail financially. Loans will be made only to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk. Additionally, the funds bear the risk that the reinvestment of collateral will result in a principal loss. Finally, there is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.

Interfund Borrowing and Lending

The funds are parties to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits them to borrow money from and/or lend money to other funds in the T. Rowe Price complex. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Price Funds.

Repurchase Agreements

The funds may enter into a repurchase agreement through which an investor (such as the funds) purchases securities (known as the "underlying security") from well-established securities dealers or banks that are members of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price`s approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements, which do not provide for payment within seven days, will be treated as illiquid securities. The funds will enter into repurchase agreements only where (1) the underlying securities are of the type (excluding maturity limitations) which the funds` investment guidelines would allow them to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the funds could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the funds seek to enforce their rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing their rights.

Reverse Repurchase Agreements

Although the funds have no current intention of engaging in reverse repurchase agreements, they reserve the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the funds, subject to Investment Restriction (1). (See "Investment Restrictions.")

Money Market Reserves

The funds may invest their cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price. Currently, two such money market funds are in operation: T. Rowe Price Government Reserve Investment Fund ("GRF") and T. Rowe Price Reserve Investment Fund ("RIF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an exemptive order issued by the SEC.

Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating.

GRF and RIF provide a very efficient means of managing the cash reserves of the funds. While neither GRF nor RIF pays an advisory fee to T. Rowe Price, they will incur other expenses. However, GRF and RIF are expected by T. Rowe Price to operate at very low expense ratios. The funds will only invest in GRF or RIF to the extent it is consistent with their investment objectives and programs.

Neither fund is insured or guaranteed by the FDIC or any other government agency. Although the funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in them.

High Yield and Institutional High Yield Funds

Short Sales

The funds may make short sales for hedging purposes to protect them against companies whose credit is deteriorating. Short sales are transactions in which the funds sell a security they do not own in anticipation of a decline in the market value of that security. The funds` short sales would be limited to situations where the funds own a debt security of a company and would sell short the common or preferred stock or another debt security at a different level of the capital structure of the same company. No securities will be sold short if, after the effect is given to any such short sale, the total market value of all securities sold short would exceed 2% of the value of the funds` net assets.

To complete a short-sale transaction, the funds must borrow the security to make delivery to the buyer. The funds then are obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the funds are required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the funds also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the funds replace a borrowed security in connection with a short sale, the funds will: (a) maintain daily a segregated account, containing cash, U.S. government securities, or other suitable cover as permitted by the SEC, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

The funds will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the funds replace the borrowed security. The funds will realize a gain if the security sold short declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest the funds may be required to pay in connection with a short sale. Any gain or loss on the security sold short would be separate from a gain or loss on the funds` security being hedged by the short sale.

The Taxpayer Relief Act of 1997 requires a mutual fund to recognize gain upon entering into a constructive sale of stock, a partnership interest, or certain debt positions occurring after June 8, 1997. A constructive sale is deemed to occur if the funds enter into a short sale, an offsetting notional principal contract, or a futures or forward contract which is substantially identical to the appreciated position. Some of the transactions in which the funds are permitted to invest may cause certain appreciated positions in securities held by the funds to qualify as a "constructive sale," in which case it would be treated as sold and the resulting gain subjected to tax or, in the case of a mutual fund, distributed to shareholders. If this were to occur, the funds would be required to distribute such gains even though it would receive no cash until the later sale of the security. Such distributions could reduce the amount of cash available for investment by the funds. Because these rules do not apply to "straight" debt transactions, it is not anticipated that they will have a significant impact on the funds; however, the effect cannot be determined until the issuance of clarifying regulations.

SPECIAL CONSIDERATIONS (SPECTRUM AND RETIREMENT FUNDS)

Prospective investors should consider that certain underlying Price funds may engage in the following:

Foreign Currency Transactions Enter into foreign currency transactions. Since investments in foreign companies will usually involve currencies of foreign countries, and the international funds, as well as certain other underlying Price funds, will hold funds in bank deposits in foreign custodians during the completion of investment programs, the value of the assets of the underlying Price funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and these underlying Price funds may incur costs in connection with conversions between various currencies. The underlying Price funds will generally conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the prevailing rate in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The underlying Price funds will generally not enter into a forward contract with a term of greater than one year. Although foreign currency transactions will be used primarily to protect the underlying Price funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

Lending Portfolio Securities Lend portfolio securities for the purpose of realizing additional income. The underlying Price funds may lend securities to broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Futures Contracts and Options (types of potentially high-risk derivatives) Enter into interest rate, stock index, or currency futures contracts. Certain underlying Price funds may enter into such contracts (or options thereon), or a combination of such contracts, (1) as a hedge against changes in prevailing levels of interest rates, price movements, or currency exchange rates in the underlying Price funds` portfolios in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such underlying Price funds; (2) as an efficient means of adjusting the underlying Price funds` exposure to the markets; or (3) to adjust the duration of the underlying Price funds` portfolios. Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of each underlying Price fund`s net asset value. Certain underlying Price funds may also purchase and sell call and put options on securities, currencies, and financial and stock indices. The aggregate market value of each fund`s currencies or portfolio securities covering call or put options will not exceed 25% of the net assets. Futures contracts and options can be highly volatile and could result in reduction of underlying Price funds` total returns, and the underlying Price funds` attempt to use such investments for hedging purposes may not be successful.

INVESTMENT RESTRICTIONS

Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the funds` shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the funds` outstanding shares. Other restrictions in the form of operating policies are subject to change by the funds` Boards without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the funds. With the exception of the diversification test required by the Internal Revenue Code ("IRC"), calculation of the funds` total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the funds` prospectuses or SAI will not include collateral held in connection with securities lending activities. For purposes of the tax diversification test, calculation of the fund`s total assets will include investments made with cash received by the funds as collateral for securities loaned. The IRC diversification test is set forth in the prospectuses of the funds referred to by name in restrictions (8) and (9) below.

Fundamental Policies

As a matter of fundamental policy, the funds may not:

(a)Borrowing (All funds except Spectrum Funds) Borrow money, except that the funds may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the funds` investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33xb6 /xb8 % of the value of the funds` total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The funds may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

(b)Borrowing (Spectrum Funds) Borrow money, except the funds may borrow from banks or other Price Funds as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of total assets valued at market. The funds will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income;

(a)Commodities (All funds except Spectrum Growth and Spectrum Income Funds) Purchase or sell physical commodities, except that the funds (other than the Money Funds) may enter into futures contracts and options thereon;

(b)Commodities (Spectrum Growth and Spectrum Income Funds) Purchase or sell commodities or commodity or futures contracts;

Equity Securities (Summit Municipal Funds) Purchase equity securities or securities convertible into equity securities;

(a)Industry Concentration (All funds except Health Sciences, High Yield, International Bond, International Equity Index, Financial Services, New Income, Prime Reserve, Real Estate, TRP Reserve Investment, Retirement, Short-Term Bond, Short-Term Income, Spectrum, and Summit Cash Reserves Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds` total assets would be invested in the securities of issuers having their principal business activities in the same industry;

(b)Industry Concentration (Financial Services, Health Sciences, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds` total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that (i) the Health Sciences Fund will invest more than 25% of its total assets in the health sciences industry as defined in the fund`s prospectus; (ii) the Financial Services Fund will invest more than 25% of its total assets in the financial services industry as defined in the fund`s prospectus; and (iii) the Real Estate Fund will invest more than 25% of its total assets in the real estate industry as defined in the fund`s prospectus;

(c)Industry Concentration (High Yield, International Bond, New Income, Short-Term Bond, and Short-Term Income Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry;

(d)Industry Concentration (Equity Index 500, Extended Equity Market Index, International Equity Index, Total Equity Market Index, and U.S. Bond Index Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that the fund will invest more than 25% of the value of its total assets in issuers having their principal business activities in the same industry to the extent necessary to replicate the index that the fund uses as its benchmark as set forth in its prospectus;

(e)Industry Concentration (Prime Reserve, TRP Reserve Investment, and Summit Cash Reserves Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds` total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and banker`s acceptances;

(f)Concentration (Retirement and Spectrum Funds) Concentrate in any industry, except that the funds will concentrate (invest more than 25% of total assets) in the mutual fund industry;

(a)Loans (All funds except Retirement and Spectrum Funds) Make loans, although the funds may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33xb6 /xb8 % of the value of the funds` total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

(b)Loans (Retirement and Spectrum Funds) Make loans, although the funds may purchase money market securities and enter into repurchase agreements;

Margin (Spectrum Funds) Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

Mortgaging (Spectrum Funds) Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the funds as security for indebtedness, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of the funds` total assets, valued at market;

Percent Limit on Assets Invested in Any One Issuer (All funds except Emerging Europe & Mediterranean, Emerging Markets Bond, Institutional Concentrated Large-Cap Value, Institutional Emerging Markets Bond, Institutional Large-Cap Growth, International Bond, Latin America, New Asia, Retirement, Spectrum, and State Tax-Free Funds not including California Funds) Purchase a security if, as a result, with respect to 75% of the value of the funds` total assets, more than 5% of the value of the funds` total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

Percent Limit on Share Ownership of Any One Issuer (All funds except Emerging Europe & Mediterranean, Emerging Markets Bond, Institutional Concentrated Large-Cap Value, Institutional Emerging Markets Bond, Institutional Large-Cap Growth, International Bond, Latin America, New Asia, Retirement, Spectrum, and State Tax-Free Funds not including California Funds) Purchase a security if, as a result, with respect to 75% of the value of the funds` total assets, more than 10% of the outstanding voting securities of any issuer would be held by the funds (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities);

(a)Real Estate (All funds except Retirement and Spectrum Funds) Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(b)Real Estate (Retirement and Spectrum Funds) Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (although the funds may purchase money market securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(a)Senior Securities (All funds except Spectrum Funds) Issue senior securities except in compliance with the 1940 Act;

(b)Senior Securities (Spectrum Funds) Issue senior securities;

Short Sales (Spectrum Funds) Effect short sales of securities;

Taxable Securities (State Tax-Free and Tax-Free Funds) During periods of normal market conditions, purchase any security if, as a result, less than 80% of the funds` income would be exempt from federal and, if applicable, any state, city, or local income tax. Normally, the funds will not purchase a security if, as a result, more than 20% of the funds` income would be subject to the AMT; or

Underwriting Underwrite securities issued by other persons, except to the extent that the funds may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing their investment programs.

NOTES

The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

Money funds With respect to investment restriction (1), the funds have no current intention of engaging in any borrowing transactions.

All funds except Retirement and Spectrum Funds With respect to investment restriction (2), the funds do not consider currency contracts or hybrid investments to be commodities.

All funds except Retirement and Spectrum Funds For purposes of investment restriction (4):

U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry.

Industries are determined by reference to the classifications of industries and sub-industries set forth in the Morgan Stanley Capital International/Standard & Poor`s (MSCI/S&P) Global Industry Classification Standard for the International Equity Funds, equity securities of the Tax-Efficient Funds, and Equity Funds except Developing Technologies, Global Technology, Media & Telecommunications, New Era, and Science & Technology Funds. For Developing Technologies, Global Technology, Media & Telecommunications, New Era, and Science & Technology Funds, industries are determined by reference to industry classifications set forth in their semiannual and annual reports. For the Corporate Income, Inflation Protected Bond, Institutional Core Plus, New Income, Short-Term Bond, Short-Term Income, U.S. Bond Index, and the fixed-income investments of the Balanced and Personal Strategy Funds, industries are determined by reference to the classifications of industries and sub-industries set forth in the Lehman Brothers Global Aggregate Bond Index (Lehman). For the Emerging Markets Bond, GNMA, High Yield, Institutional High Yield, International Bond, Prime Reserve, TRP Reserve Investment, Summit Income, and U.S. Treasury Funds, industries are determined by reference to industry classifications set forth in their semiannual and annual reports. Annual changes by MSCI/S&P or Lehman to their classifications will be implemented within 30 days after the effective date of the change.

It is the position of the staff of the SEC that foreign governments are industries for purposes of this restriction. For as long as this staff position is in effect, the International Bond Funds will not invest more than 25% of total assets in the securities of any single foreign governmental issuer. For purposes of this restriction, governmental entities are considered separate issuers.

The High Yield, New Income, Short-Term Bond, and Short-Term Income Funds have no current intention of concentrating their investments.

All funds except Summit Income and U.S. Bond Index Funds For purposes of investment restriction (5), the funds will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

All funds except Spectrum Funds For purposes of investment restrictions (8) and (9), the funds will treat bonds which are refunded with escrowed U.S. government securities as U.S. government securities.

Taxable Bond and Money Funds For purposes of investment restrictions (8) and (9), the funds will consider a repurchase agreement fully collateralized with U.S. government securities to be U.S. government securities.

With respect to investment restriction (11), under the 1940 Act, an open-end investment company can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the company must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

For purposes of investment restriction (13), the funds measure the amount of their income from taxable securities, including AMT securities, over the course of the funds` taxable year.

Operating Policies

As a matter of operating policy, the funds may not:

Borrowing Purchase additional securities when money borrowed exceeds 5% of total assets;

Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

(a)Equity Securities (All Taxable Bond Funds, except High Yield, Institutional Core Plus, Institutional High Yield, and New Income Funds) Purchase any equity security or security convertible into an equity security except as set forth in its prospectus and operating policy on investment companies;

(b)Equity Securities (State Tax-Free and Tax-Free Funds) Purchase any equity security or security convertible into an equity security, provided that the funds (other than the Money Funds) may invest up to 10% of total assets in equity securities, which pay tax-exempt dividends and which are otherwise consistent with the funds` investment objectives and, further provided, that Money Funds may invest up to 10% of total assets in equity securities of other tax-free open-end money market funds;

Forward Currency Contracts (Retirement and Spectrum Funds) Purchase forward currency contracts, although the funds reserve the right to do so in the future;

(a)Futures Contracts (All funds except Retirement and Spectrum Funds) Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the funds` net asset value;

(b)Futures (Retirement and Spectrum International Funds) Purchase futures, although the funds reserve the right to do so in the future;

(c)Futures (Spectrum Growth and Spectrum Income Funds) Invest in futures;

Illiquid Securities Purchase illiquid securities if, as a result, more than 15% (10% for Spectrum and Money Funds) of net assets would be invested in such securities;

Investment Companies (All funds except Retirement and Spectrum Funds) Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act and as set forth in a fund`s prospectus; (ii) securities of the TRP Reserve Investment Funds (provided that the investing fund does not invest more than 25% of its total assets in such funds); (iii) securities of the Institutional High Yield Fund; (iv) in the case of the Money Funds, only securities of other money market funds; (v) in the case of the State Tax-Free and Tax-Free Funds, only securities of other tax-free money market funds;

Margin (All funds except Spectrum Funds) Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) they may make margin deposits in connection with futures contracts or other permissible investments;

Mortgaging (All funds except Spectrum Funds) Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the funds as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments, and then such mortgaging, pledging, or hypothecating may not exceed 33xb6 /xb8 % of the funds` total assets at the time of borrowing or investment;

Oil and Gas Programs Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the funds would be invested in such programs;

(a)Options, etc. (All funds except Retirement and Spectrum Funds) Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the funds` prospectuses and this SAI;

(b)Options (Retirement Funds) Invest in options although the funds reserve the right to do so in the future;

(c)Options (Spectrum Funds) Invest in options;

(a)Short Sales (All funds except High Yield and Institutional High Yield Funds) Effect short sales of securities;

(b)Short Sales (High Yield and Institutional High Yield Funds) Effect short sales of securities, other than as set forth in the funds` prospectuses and this SAI; and

Warrants Invest in warrants if, as a result, more than 10% of the value of the fund`s net assets would be invested in warrants, provided that, the Money, Retirement, Spectrum, State Tax-Free, Tax Free, and Summit Municipal Funds will not invest in warrants.

NOTES

The following Notes should be read in connection with the above-described operating policies. The Notes are not operating policies.

If a fund is subject to an 80% name test as set forth in its prospectus, it will be based on the fund`s net assets plus any borrowings for investment purposes.

Blue Chip Growth, Capital Opportunity, Developing Technologies, Diversified Small-Cap Growth, Financial Services, Global Technology, Health Sciences, High Yield, Institutional High Yield, Media & Telecommunications, Mid-Cap Value, Personal Strategy, Real Estate, Summit Income, Summit Municipal, U.S. Bond Index, and Value Funds

Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the funds listed above may invest all of their assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the funds (a "Feeder"), and one or more other funds with the same investment objective and program as the funds, sought to accomplish their investment objectives and programs by investing all of their assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the funds. The funds would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.

International Funds

In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies. The funds are subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the fund`s total assets may be invested in such securities.

Retirement and Spectrum Funds

There is no limit on the amount the funds may own of the total outstanding voting securities of registered investment companies which are members of the Price Funds. The funds, in accordance with their prospectuses, may invest more than 5% of their total assets in any one or more of the Price Funds. The funds may invest more than 10% of their total assets, collectively, in registered investment companies which are members of the Price Funds.

CUSTODIAN

State Street Bank and Trust Company is the custodian for the funds` U.S. securities and cash, but it does not participate in the funds` investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation, or any central depository system allowed by federal law. In addition, funds investing in municipal securities are authorized to maintain certain of their securities, in particular, variable rate demand notes, in uncertificated form, in the proprietary deposit systems of various dealers in municipal securities. State Street Bank`s main office is at 225 Franklin Street, Boston, Massachusetts

02110. State Street Bank maintains shares of the Retirement and Spectrum Funds in the book entry system of the funds` transfer agent, T. Rowe Price Services, Inc.

All funds that can invest in foreign securities have entered into a Custodian Agreement with JPMorgan Chase Bank, London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan Chase Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for JPMorgan Chase Bank, London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

CODE OF ETHICS

The funds, their investment adviser (T. Rowe Price International for international funds and T. Rowe Price for all other funds), and their principal underwriter (T. Rowe Price Investment Services) have a written Code of Ethics which requires persons with access to investment information ("Access Persons") to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all Access Persons must report their personal securities transactions within 10 days after the end of the calendar quarter. Aside from certain limited transactions involving securities in certain issuers with high trading volumes, Access Persons are typically not permitted to effect transactions in a security if: there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price`s rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Boards of the funds. The Boards also review the administration of the Code of Ethics on an annual basis.

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Each fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders as well as Form N-Q which is filed with the SEC within 60 days of its fund`s first and third fiscal quarter-end. In addition, the funds` Boards have adopted policies and procedures with respect to the disclosure of the funds` portfolio securities and the disclosure of portfolio commentary and statistical information about the funds` portfolios and their securities. The policy on the general manner in which the funds` portfolio securities are disclosed is set forth in the funds` prospectuses. This statement of additional information sets forth details of that policy as well as the funds` policy on disclosing information about the funds` portfolios. In adopting the policies, the Boards of the funds took into account the views of the equity, fixed income and/or international steering committees of the funds` investment advisers on what information should be disclosed and when and to whom it should be disclosed. The steering committees have oversight responsibilities for managing the T. Rowe Price funds. Each steering committee is comprised of senior investment management personnel of T. Rowe Price or T. Rowe Price International, as applicable. Each committee as a whole determines the funds` policy on the disclosure of portfolio holdings and related information. The funds` Boards believe the policies they have adopted are in the best interests of the funds and that they strike an appropriate balance between the desire of some persons for information about the funds` portfolios and the need to protect the funds from potentially harmful disclosures. The Boards reviews the policies and procedures annually.

From time to time, officers of the funds, the funds` investment adviser or the funds` distributor (collectively "T. Rowe Price") may express their views orally or in writing on one or more of the funds` portfolio securities or may state that the funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the funds, persons considering investing in the funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations such as Lipper Inc. and Morningstar, Inc. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the funds` most recent quarter-end and therefore may not be reflected on the list of the funds` most recent quarter-end portfolio holdings disclosed on the Web site.

Additionally, T. Rowe Price may provide oral or written information ("portfolio commentary") about the funds, including, but not limited to, how the funds` investments are divided among various sectors, industries, countries, value and growth stocks, small-, mid-, and large-cap stocks, and among stocks, bonds, currencies, and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. T. Rowe Price may also provide oral or written information ("statistical information") about various financial characteristics of the funds or their underlying portfolio securities including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the funds may be based on the funds` most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the funds, persons considering investing in the funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. The content and nature of the information provided to each of these persons may differ.

None of the persons described above will receive any of the information described above if, in the sole judgment of T. Rowe Price, the information could be used in a manner that would be harmful to the funds. The T. Rowe Price Code of Ethics contains a provision to this effect.

T. Rowe Price also discloses portfolio holdings in connection with the day-to-day operations and management of the funds. Full portfolio holdings are disclosed to the funds` custodians and auditors. Portfolio holdings are disclosed to the funds` pricing service vendors and other persons who provide systems or software support in connection with fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting the funds in the voting of proxies. In connection with managing the funds, the funds` investment advisers may use analytical systems provided by third parties who may have access to the funds` portfolio holdings. In all of these situations, the funds or T. Rowe Price have entered into an agreement with the outside party under which the party undertakes to maintain the funds` portfolio holdings on a confidential basis and to refrain from trading on the basis of the information. T. Rowe Price relies on these non-disclosure agreements in determining that such disclosures are not harmful to the funds. The names of these persons and the services they provide are set forth below under "Fund Service Providers." The policies and procedures adopted by the funds` Boards require that any additions to the list of "Fund Service Providers" be approved by specified officers at T. Rowe Price.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the funds` portfolio securities, the funds may disclose one or more of their securities. The funds have not entered into formal non-disclosure agreements in connection with these situations; however, the funds would not continue to conduct business with a person who T. Rowe Price believed was misusing the disclosed information.

Fund Service Providers

Service Provider	Service
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm
JPMorgan Chase, London	Custodian
State Street Bank	Custodian
ADP	Systems Vendor
Charles River	Systems Vendor
Citigroup	Systems Vendor
COR Financial Solutions	Systems Vendor
DSTI	Systems Vendor
GCom	Systems Vendor
Institutional Shareholder Services	Systems Vendor
Interactive Data	Systems Vendor
Investor Tools, Inc.	Systems Vendor
Lehman Brothers	Systems Vendor
Merant	Systems Vendor
Macgregor	Systems Vendor
Mosiki	Systems Vendor
Omgeo LLC	Systems Vendor
Perot Systems	Systems Vendor
REMO	Systems Vendor
SmartStream Technologies	Systems Vendor
Vision	Systems Vendor
Wilshire	Systems Vendor
FT Interactive Data	Pricing Vendor
ITG, Inc.	Pricing Vender & Systems Vendor
JPMorgan Chase	Pricing Vendor
Reuters Fixed Income	Pricing Vendor
S&P/JJ Kenny	Pricing Vendor
Wall Street Concepts, Inc.	Pricing Vendor

PRICING OF SECURITIES

Blended, Equity, Index Bond, Index Equity, International Bond, International Equity, State Tax-Free Bond, Taxable Bond, and Tax-Free Bond Funds

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued using prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

State Tax-Free Money, Taxable Money, and Tax-Free Money Funds

Securities are valued at amortized cost.

Fund-of-Funds

The underlying Price funds held by each fund are valued at their closing net asset value per share on the day of valuation.

Blended, Equity, International Bond, International Equity, and Spectrum International Funds

Trading in the portfolio securities of the funds, or underlying Price funds in the case of Spectrum International Fund, may take place in various foreign markets on certain days (such as Saturday) when the funds or underlying Price funds are not open for business and do not calculate their net asset value. As a result, net asset values may be significantly affected by trading on days when shareholders cannot make transactions. In addition, trading in the funds` or underlying Price funds` portfolio securities may not occur on days when the funds are open.

The Japan Fund, one of the underlying Price funds in which the Spectrum International Fund can invest, is not open on certain days when the Spectrum International Fund is open. On such days, shares of the Japan Fund held by the Spectrum International Fund are valued in accordance with procedures adopted by the Board. These procedures call for the Spectrum International Fund to direct that the net asset value for the Japan Fund be calculated in the same manner and using the same system of procedures and controls as are used in the normal daily calculation of the Japan Fund`s net asset value, except that securities are valued at the most recent yen-denominated closing prices in the Japanese market (which may be one or more days previous to the valuation date of the Spectrum International Fund).

All Price Funds Except Fund-of-Funds, State Tax-Free Money, Taxable Money, and Tax-Free Money Funds

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices. Options on futures contracts are valued at the last sale prices. Foreign currency forward contracts are valued using the prevailing forward exchange rate. Financial futures contracts are valued at closing settlement prices. Swap agreements are valued using prices furnished by dealers who make markets in such securities or by an independent pricing service.

Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions.

All Price Funds

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the funds` Boards.

NET ASSET VALUE PER SHARE

The purchase and redemption price of the funds` shares is equal to the funds` net asset value per share or share price. The funds determine their net asset value per share by subtracting their liabilities (including accrued expenses and dividends payable) from their total assets (the market value of the securities the funds hold plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the funds, other than the Japan Fund, is calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The net asset value per share of the Japan Fund is calculated as of the close of trading on the NYSE each day the NYSE and the Tokyo Stock Exchange ("TSE") are both open. The NYSE is closed on the following days: New Year`s Day, Dr. Martin Luther King, Jr. Holiday, Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The TSE is scheduled to be closed on the following days in 2006: January 2, 3, and 9; February 11; March 21; April 29; May 3, 4, and 5; July 17; September 18 and 23; October 9; November 3 and 23; and December 23 as well as the following days in 2007: January 2, 3, and 8; February 11; March 21; April 29; May 3, 4, and 5; July 16; September 17 and 23; October 8; November 3 and 23; and December 23. If the TSE closes on dates not listed, the Japan Fund will not be priced on those dates.

Determination of net asset value (and the offering, sale, redemption, and repurchase of shares) for the funds may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, or in the case of the Japan Fund, either the NYSE or TSE is closed, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets, or (d) during which a governmental body having jurisdiction over the funds may by order permit such a suspension for the protection of the funds` shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

Money Funds

Maintenance of Money Funds` Net Asset Value per Share at $1.00

It is the policy of the funds to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the funds` acquisition costs as adjusted for amortization of premium or accumulation of discount, rather than by reference to their market value. Under Rule 2a-7:

(a)The Boards must establish written procedures reasonably designed, taking into account current market conditions and the funds` investment objectives, to stabilize the funds` net asset value per share, as computed for the purpose of distribution, redemption, and repurchase, at a single value;

(b)The funds must (i) maintain a dollarweighted average portfolio maturity appropriate to their objective of maintaining a stable price per share, (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollarweighted average portfolio maturity of 90 days or less;

(c)The funds must limit their purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the funds` Boards determine present minimal credit risks and which are eligible securities as defined by Rule 2a-7; and

(d)The Boards must determine that (i) it is in the best interest of the funds and the shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the funds will continue to use the amortized cost method only so long as the Boards believe that it fairly reflects the market-based net asset value per share.

Although the funds believe that they will be able to maintain their net asset value at $1.00 per share under most conditions, there can be no absolute assurance that they will be able to do so on a continuous basis. If the funds` net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Boards of the funds might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the funds` net asset value per share were to increase, or were anticipated to increase, above $1.00 (rounded to the nearest one cent), the Boards of the funds might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Prime Reserve and TRP Reserve Investment Funds

Prime Money Market Securities Defined

Prime money market securities are those which are described as First Tier Securities under Rule 2a-7 of the 1940 Act. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (NRSROs) (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price under the supervision of the funds` Boards.

DIVIDENDS AND DISTRIBUTIONS

Unless you elect otherwise, capital gain distributions, final quarterly dividends and annual dividends, if any, will be reinvested on the reinvestment date using the net asset values per share on that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.

TAX STATUS

The funds intend to qualify as "regulated investment companies" under Subchapter M of the Code.

In order to be subject to the special tax benefits applicable to regulated investment companies, the funds will be required to distribute the sum of 90% of their investment company taxable income and 90% of their net tax-exempt income, if any, each year. In order to avoid federal income tax, the funds must distribute all of their investment company taxable income and realized long-term capital gains for each fiscal year within 12 months after the end of the fiscal year. To avoid federal excise tax, the funds must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) and distribute such amounts prior to February 1 of the following calendar year. Shareholders are required to include such distributions in their income for federal income tax purposes whether dividends and capital gain distributions are paid in cash or in additional shares.

For individual shareholders, a portion of the funds` ordinary dividends representing "qualified dividend income" may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. "Qualified dividend income" is comprised of certain dividends received from domestic and qualified foreign corporations. It excludes dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions, and dividends on stocks the funds have not held for more than 60 days during the 121-day period beginning 60 days before the stock became ex-dividend (90 and 181 days for certain preferred stock). Individual shareholders can only apply the lower rate to the qualified portion of the funds` dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds` dividends. Little, if any, of the ordinary dividends from the Tax-Free, Taxable Bond, and Taxable Money Funds is expected to qualify for this lower rate.

For corporate shareholders, a portion of the funds` ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the funds` income consists of dividends paid by U.S. corporations. This deduction does not include dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions and dividends on stocks the funds have not held for more than 45 days during the 90-day period beginning 45 days before the stock became ex-dividend (90 and 180 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of the funds` dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds` dividends. Little, if any, of the ordinary dividends from the Tax-Free, International (except Global Stock Fund), Taxable Bond, and Taxable Money Funds is expected to qualify for this deduction. Long-term capital gain distributions paid by the funds are not eligible for the dividends-received deduction.

At the time of your purchase of shares (except in Money Funds), the funds` net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by the funds. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as either dividend or capital gain distributions. The funds may be able to reduce the amount of such distributions by utilizing their capital loss carry-overs, if any. For federal income tax purposes, the funds are permitted to carry forward their net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

If, in any taxable year, a fund does not qualify as a regulated investment company under the Code: (1) the fund would be taxed at the normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareholders; (2) the fund`s distributions, to the extent made out of the fund`s current or accumulated earnings and profits, would be taxable to shareholders as ordinary dividends regardless of whether they would otherwise have been considered capital gain dividends; (3) the fund may qualify for the 70% deduction for dividends received by corporations; and (4) foreign tax credits would not "pass through" to shareholders.

Taxation of Foreign Shareholders

The Code provides that dividends from ordinary income (which for this purpose, are deemed to include net short-term capital gains and each shareholder`s pro-rata share of foreign taxes paid by the funds—see discussion of "pass through" of the foreign tax credit to U.S. shareholders) will be subject to U.S. tax. For shareholders who are not engaged in a business in the United States, this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. The fund may designate a portion of its ordinary dividends as an "interest related dividend" or short-term capital gain dividend. For such portion, the fund would generally not be required to withhold the 30% tax applicable to foreign shareholders. However, the fund does not intend to elect to pass through the character of such dividends.

Distributions to foreign shareholders of net long-term capital gains realized by the funds may be subject to U.S. tax if the foreign shareholder is engaged in a U.S. business and the gains are connected with that business, or the shareholder is a nonresident alien individual who was physically present in the United States during the tax year for more than 182 days. In addition, a fund which has 50% or more of the value of its assets in U.S. real property interests may be required to withhold up to 35% of capital gain distributions to foreign shareholders, to the extent attributable to gains from the sale or exchange by the fund of a U.S. real property interest, and such foreign shareholder may be required to file a U.S. tax return. Such withholding is not required, however, unless the foreign shareholder owns more than 5% of the fund`s shares at any time during the one-year period ending on the date of such distributions (but ordinary dividend withholding rules as explained in the preceding paragraph would apply to such distributions). If, however, the fund`s shares are not more than 50% owned by U.S. persons, it may be required to withhold 10% of the proceeds on the sale of its shares by a foreign shareholder. Such foreign shareholder would also be required to file a U.S. tax return.

Retirement and Spectrum Funds

Distributions by the underlying Price funds, redemptions of shares in the underlying Price funds, and changes in asset allocations may result in taxable distributions of ordinary income or capital gains. In addition, the funds will generally not be able to currently offset gains realized by one underlying Price fund in which the funds invest against losses realized by another underlying Price fund. These factors could affect the amount, timing, and character of distributions to shareholders.

State Tax-Free and Tax-Free Funds

The funds anticipate that substantially all of the dividends to be paid by each fund will be exempt from federal income taxes. If any portion of the funds` dividends is not exempt from federal income taxes, you will receive a Form 1099-DIV stating the taxable portion. The funds will also advise you of the percentage of your dividends, if any, which should be included in the computation of the alternative minimum tax. Social Security recipients who receive income dividends from tax-free funds may have to pay taxes on a portion of their Social Security benefits.

Because the income dividends of the funds are expected to be derived from tax-exempt interest on municipal securities, any interest on money you borrow that is directly or indirectly used to purchase fund shares is not deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users.

Foreign Taxes

Income received by the funds from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the funds` total assets at the close of the taxable year comprises securities issued by foreign corporations or governments, the funds may file an election to "pass through" to the funds` shareholders any foreign income taxes as paid by the funds. There can be no assurance that the funds will be able to do so. Pursuant to this election, shareholders will be required to: (1) include in gross income, even though not actually received, their pro-rata share of foreign taxes paid by the funds; (2) treat their pro-rata share of foreign taxes paid by them; and (3) either deduct their pro-rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes subject to certain limitations (but not both). A deduction for foreign taxes may only be claimed by a shareholder who itemizes deductions.

Foreign Currency Gains and Losses

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the funds will be increased. If the result is a loss, the ordinary income dividend paid by the funds will be decreased, or, to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the funds` taxable year.

Passive Foreign Investment Companies

The funds may purchase the securities of certain foreign investment funds or trusts, called "passive foreign investment companies," for U.S. tax purposes. Such foreign investment funds or trusts are the only or primary way to invest in companies in certain countries. In addition to bearing their proportionate share of the funds` expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such foreign investment funds or trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the funds held the investment. In addition, the funds may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments and certain interest charges, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the funds intend to treat these securities as sold on the last day of their fiscal years and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income or losses. The funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions.

CAPITAL STOCK (MARYLAND CORPORATIONS)

All funds except Capital Appreciation, Equity Income, GNMA, New America Growth, and State Tax-Free Funds

All of the funds, other than those listed immediately above, are organized as Maryland corporations or series thereof. The funds` Charters authorize the Boards to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series; each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Boards subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Boards may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the funds have authorized to issue without shareholder approval.

Except to the extent that the funds` Boards might provide that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The directors have provided that as to any matter with respect to which a separate vote of any class is required by the 1940 Act, such requirement as to a separate vote by that class shall apply in lieu of any voting requirements established by the Maryland General Corporation Law. Otherwise, holders of each class of capital stock are not entitled to vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders` meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the funds, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Corporations, a special meeting of shareholders of the Corporations shall be called by the secretary of the Corporations on the written request of shareholders entitled to cast (a) in the case of a meeting for the purpose of removing a director, at least ten (10) percent and (b) in the case of a meeting for any other purpose, at least 25 percent, in each case of all the votes entitled to be cast at such meeting, provided that any such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on. Shareholders requesting such a meeting must pay to the Corporations the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporations, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporations to the extent required by Section 16(c) of the 1940 Act.

The series (and classes) set forth below have been established by the Boards under the Articles of Incorporation of the indicated Corporations. Each series represents a separate pool of assets of the Corporations` shares and has different objectives and investment policies. The Articles of Incorporation also provide that the Boards may issue additional series of shares. Each share of each fund represents an equal proportionate share in that fund with each other share and is entitled to such dividends and distributions of income belonging to that fund as are declared by the directors. In the event of the liquidation of a fund, each share is entitled to a pro-rata share of the net assets of that fund. Classes represent separate shares in the funds but share the same portfolios as the indicated funds. Each fund is registered with the SEC under the 1940 Act as an open-end investment company, commonly known as a "mutual fund."
Maryland Corporations
T. Rowe Price Balanced Fund, Inc. (fund)
T. Rowe Price Blue Chip Growth Fund, Inc. (fund) T. Rowe Price Blue Chip Growth Fund—Advisor Class (class) T. Rowe Price Blue Chip Growth Fund—R Class (class)
T. Rowe Price Capital Opportunity Fund, Inc. (fund) T. Rowe Price Capital Opportunity Fund—Advisor Class (class) T. Rowe Price Capital Opportunity Fund—R Class (class)
T. Rowe Price Corporate Income Fund, Inc. (fund)
T. Rowe Price Developing Technologies Fund, Inc. (fund)
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (fund)
T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (fund)
T. Rowe Price Dividend Growth Fund, Inc. (fund) T. Rowe Price Dividend Growth Fund—Advisor Class (class)
T. Rowe Price Financial Services Fund, Inc. (fund)
T. Rowe Price Global Technology Fund, Inc. (fund)
T. Rowe Price Growth & Income Fund, Inc. (fund)
T. Rowe Price Growth Stock Fund, Inc. (fund) T. Rowe Price Growth Stock Fund—Advisor Class (class) T. Rowe Price Growth Stock Fund—R Class (class)
T. Rowe Price Health Sciences Fund, Inc. (fund)
T. Rowe Price High Yield Fund, Inc. (fund) T. Rowe Price High Yield Fund—Advisor Class (class)
T. Rowe Price Index Trust, Inc. (corporation)
 T. Rowe Price Equity Index 500 Fund (series)
 T. Rowe Price Extended Equity Market Index Fund (series)
 T. Rowe Price Total Equity Market Index Fund (series)

T. Rowe Price Inflation Protected Bond Fund, Inc. (fund)
T. Rowe Price Institutional Equity Funds, Inc. (corporation)
 T. Rowe Price Institutional Concentrated Large-Cap Value Fund (series)
 T. Rowe Price Institutional Large-Cap Core Growth Fund (series)
 T. Rowe Price Institutional Large-Cap Growth Fund (series)
 T. Rowe Price Institutional Large-Cap Value Fund (series)
 T. Rowe Price Institutional Mid-Cap Equity Growth Fund (series)
 T. Rowe Price Institutional Small-Cap Stock Fund (series)

T. Rowe Price Institutional Income Funds, Inc. (corporation) T. Rowe Price Institutional Core Plus Fund (series) T. Rowe Price Institutional High Yield Fund (series)
T. Rowe Price Institutional International Funds, Inc. (corporation)
 T. Rowe Price Institutional Emerging Markets Bond Fund (series)
 T. Rowe Price Institutional Emerging Markets Equity Fund (series)
 T. Rowe Price Institutional Foreign Equity Fund (series)
 T. Rowe Price Institutional Global Equity Fund (series)

T. Rowe Price International Funds, Inc. (corporation)
 T. Rowe Price Emerging Europe & Mediterranean Fund (series)
 T. Rowe Price Emerging Markets Bond Fund (series)
 T. Rowe Price Emerging Markets Stock Fund (series)
 T. Rowe Price European Stock Fund (series)
 T. Rowe Price Global Stock Fund (series)
 T. Rowe Price Global Stock Fund—Advisor Class (class)
 T. Rowe Price International Bond Fund (series)
 T. Rowe Price International Bond Fund—Advisor Class (class)
 T. Rowe Price International Discovery Fund (series)
 T. Rowe Price International Growth & Income Fund (series)
 T. Rowe Price International Growth & Income Fund—Advisor Class (class)
 T. Rowe Price International Growth & Income Fund—R Class (class)
 T. Rowe Price International Stock Fund (series)
 T. Rowe Price International Stock Fund—Advisor Class (class)
 T. Rowe Price International Stock Fund—R Class (class)
 T. Rowe Price Japan Fund (series)
 T. Rowe Price Latin America Fund (series)
 T. Rowe Price New Asia Fund (series)

T. Rowe Price International Index Fund, Inc. (corporation) T. Rowe Price International Equity Index Fund (series)
T. Rowe Price Media & Telecommunications Fund, Inc. (fund)
T. Rowe Price Mid-Cap Growth Fund, Inc. (fund) T. Rowe Price Mid-Cap Growth Fund—Advisor Class (class) T. Rowe Price Mid-Cap Growth Fund—R Class (class)
T. Rowe Price Mid-Cap Value Fund, Inc. (fund) T. Rowe Price Mid-Cap Value Fund—Advisor Class (class) T. Rowe Price Mid-Cap Value Fund—R Class (class)
T. Rowe Price New Era Fund, Inc. (fund)
T. Rowe Price New Horizons Fund, Inc. (fund)
T. Rowe Price New Income Fund, Inc. (fund) T. Rowe Price New Income Fund—Advisor Class (class) T. Rowe Price New Income Fund—R Class (class)
T. Rowe Price Personal Strategy Funds, Inc. (corporation)
 T. Rowe Price Personal Strategy Balanced Fund (series)
 T. Rowe Price Personal Strategy Growth Fund (series)
 T. Rowe Price Personal Strategy Income Fund (series)

T. Rowe Price Prime Reserve Fund, Inc. (fund)
T. Rowe Price Real Estate Fund, Inc. (fund) T. Rowe Price Real Estate Fund—Advisor Class (class)
T. Rowe Price Reserve Investment Funds, Inc. (corporation) T. Rowe Price Government Reserve Investment Fund (series) T. Rowe Price Reserve Investment Fund (series)
T. Rowe Price Retirement Funds, Inc. (corporation)
 T. Rowe Price Retirement 2005 Fund (series)
 T. Rowe Price Retirement 2010 Fund (series)
 T. Rowe Price Retirement 2010 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2010 Fund—R Class (class)
 T. Rowe Price Retirement 2015 Fund (series)
 T. Rowe Price Retirement 2020 Fund (series)
 T. Rowe Price Retirement 2020 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2020 Fund—R Class (class)
 T. Rowe Price Retirement 2025 Fund (series)
 T. Rowe Price Retirement 2030 Fund (series)
 T. Rowe Price Retirement 2030 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2030 Fund—R Class (class)
 T. Rowe Price Retirement 2035 Fund (series)
 T. Rowe Price Retirement 2040 Fund (series)
 T. Rowe Price Retirement 2040 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2040 Fund—R Class (class)
 T. Rowe Price Retirement 2045 Fund (series)
 T. Rowe Price Retirement Income Fund (series)
 T. Rowe Price Retirement Income Fund—Advisor Class (class)
 T. Rowe Price Retirement Income Fund—R Class (class)

T. Rowe Price Science & Technology Fund, Inc. (fund) T. Rowe Price Science & Technology Fund—Advisor Class (class)
T. Rowe Price Short-Term Bond Fund, Inc. (fund) T. Rowe Price Short-Term Bond Fund—Advisor Class (class)
T. Rowe Price Short-Term Income Fund, Inc. (fund)
T. Rowe Price Small-Cap Stock Fund, Inc. (fund) T. Rowe Price Small-Cap Stock Fund—Advisor Class (class)
T. Rowe Price Small-Cap Value Fund, Inc. (fund) T. Rowe Price Small-Cap Value Fund—Advisor Class (class)
T. Rowe Price Spectrum Fund, Inc. (corporation) Spectrum Growth Fund (series) Spectrum Income Fund (series) Spectrum International Fund (series)
T. Rowe Price Summit Funds, Inc. (corporation) T. Rowe Price Summit Cash Reserves Fund (series) T. Rowe Price Summit GNMA Fund (series)
T. Rowe Price Summit Municipal Funds, Inc. (corporation)
 T. Rowe Price Summit Municipal Money Market Fund (series)
 T. Rowe Price Summit Municipal Intermediate Fund (series)
 T. Rowe Price Summit Municipal Income Fund (series)

T. Rowe Price Tax-Efficient Funds, Inc. (corporation)
 T. Rowe Price Tax-Efficient Balanced Fund (series)
 T. Rowe Price Tax-Efficient Growth Fund (series)
 T. Rowe Price Tax-Efficient Multi-Cap Growth Fund (series)

T. Rowe Price Tax-Exempt Money Fund, Inc. (fund)
T. Rowe Price Tax-Free High Yield Fund, Inc. (fund)
T. Rowe Price Tax-Free Income Fund, Inc. (fund) T. Rowe Price Tax-Free Income Fund—Advisor Class (class)
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (fund)
T. Rowe Price U.S. Bond Index Fund, Inc. (fund)
T. Rowe Price U.S. Treasury Funds, Inc. (corporation) U.S. Treasury Intermediate Fund (series) U.S. Treasury Long-Term Fund (series) U.S. Treasury Money Fund (series)
T. Rowe Price Value Fund, Inc. (fund) T. Rowe Price Value Fund—Advisor Class (class)

Balanced Fund
On August 31, 1992, the T. Rowe Price Balanced Fund acquired substantially all of the assets of the Axe-Houghton Fund B, a series of Axe-Houghton Funds, Inc. As a result of this acquisition, the SEC requires that the historical performance information of the Balanced Fund be based on the performance of Fund B. Therefore, all performance information of the Balanced Fund prior to September 1, 1992, reflects the performance of Fund B and investment managers other than T. Rowe Price. Performance information after August 31, 1992, reflects the combined assets of the Balanced Fund and Fund B.

Media & Telecommunications Fund

On July 28, 1997, the fund converted its status from a closed-end fund to an open-end mutual fund. Prior to the conversion the fund was known as New Age Media Fund, Inc.

Small-Cap Stock Fund

Effective May 1, 1997, the fund`s name was changed from the T. Rowe Price OTC Fund to the T. Rowe Price Small-Cap Stock Fund.

Equity Index 500 Fund

Effective January 30, 1998, the fund`s name was changed from T. Rowe Price Equity Index Fund to the T. Rowe Price Equity Index 500 Fund.

ORGANIZATION OF THE FUNDS (MASSACHUSETTS BUSINESS TRUSTS)

Capital Appreciation, Equity Income, GNMA, New America Growth, State Tax-Free Funds

For tax and business reasons, these funds were organized as Massachusetts business trusts. Each fund is registered with the SEC under the 1940 Act as an open-end investment company, commonly known as a "mutual fund."

The Declaration of Trust permits the Boards to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Boards may issue additional series or classes of shares.

Each share represents an equal proportionate beneficial interest in the funds. In the event of the liquidation of the funds, each share is entitled to a pro-rata share of the net assets of the funds.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders` meeting for the election of trustees. Pursuant to Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the funds may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trusts, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trusts.

Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trusts may be terminated (i) upon the sale of their assets to another open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trusts, or (ii) upon liquidation and distribution of the assets of the Trusts, if approved by the vote of the holders of a majority of the outstanding shares of the Trusts. If not so terminated, the Trusts will continue indefinitely.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the funds. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the funds or trustees. The Declaration of Trust provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the funds. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the funds themselves would be unable to meet their obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the funds, the shareholders of the funds paying such liability will be entitled to reimbursement from the general assets of the funds. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such funds.

The series and classes set forth below have been established by the Boards under the Declaration of Trust of the indicated trusts.
Massachusetts Business Trusts
T. Rowe Price California Tax-Free Income Trust (trust) California Tax-Free Bond Fund (series) California Tax-Free Money Fund (series)
T. Rowe Price Capital Appreciation Fund (fund) T. Rowe Price Capital Appreciation Fund—Advisor Class (class)
T. Rowe Price Equity Income Fund (fund) T. Rowe Price Equity Income Fund—Advisor Class (class) T. Rowe Price Equity Income Fund—R Class (class)
T. Rowe Price GNMA Fund (fund)
T. Rowe Price New America Growth Fund (fund) T. Rowe Price New America Growth Fund—Advisor Class (class)
T. Rowe Price State Tax-Free Income Trust (trust)
 Georgia Tax-Free Bond Fund (series)
 Maryland Short-Term Tax-Free Bond Fund (series)
 Maryland Tax-Free Bond Fund (series)
 Maryland Tax-Free Money Fund (series)
 New Jersey Tax-Free Bond Fund (series)
 New York Tax-Free Bond Fund (series)
 New York Tax-Free Money Fund (series)
 Virginia Tax-Free Bond Fund (series)

T. ROWE PRICE PROXY VOTING — POLICIES AND PROCEDURES

On behalf of its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

Proxy Administration

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders` interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services (ISS) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm`s portfolio managers as voting guidelines. Ultimately, the chairperson of each fund`s Investment Advisory Committee is responsible for deciding and voting on the proxy proposals of companies in his or her fund. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee`s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee and the funds` Boards review T. Rowe Price`s proxy voting process, policies, and voting records.

T. Rowe Price has retained ISS, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price`s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price`s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities and costs involved with international investing may make it impossible or disadvantageous to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating, and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company`s equity-based compensation plan is aligned with shareholders` long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company`s peers, dilution to shareholders, and comparability to plans in the company`s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices.

Anti-takeover, Capital Structure, and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, super majority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirors from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company`s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company`s management on social issues unless they have substantial economic implications for the company`s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business, the potential for conflicts of interest is relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since our voting guidelines are predetermined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients` proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager`s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company`s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote, and if a material conflict of interest is found to exist, the vote is reviewed by the fund`s board. With respect to personal conflicts of interest, T. Rowe Price`s Code of Ethics requires all employees to avoid placing themselves in a "compromising position" where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Retirement and Spectrum Funds

The funds own shares in underlying T. Rowe Price funds. If an underlying T. Rowe Price fund has a shareholder meeting, the Retirement and Spectrum Funds normally would vote their shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund. This is known as "echo voting" and is designed to avoid any potential for a conflict of interest.

T. Rowe Price Proxy Vote Disclosure

T. Rowe Price funds make broad disclosure of their proxy votes on troweprice.com and on the SEC`s Internet site at http://www.sec.gov. All funds, regardless of their fiscal years, must file with the SEC by August 31, their proxy voting records for the most recent 12-month period ended June 30.

FEDERAL REGISTRATION OF SHARES

The funds` shares (except for TRP Government Reserve Investment and TRP Reserve Investment Funds) are registered for sale under the 1933 Act. Registration of the funds` shares are not required under any state law, but the funds are required to make certain filings with and pay fees to the states in order to sell their shares in the states.

LEGAL COUNSEL

Willkie Farr & Gallagher LLP, whose address is 787 Seventh Avenue, New York, New York 10019, is legal counsel to the funds.

RATINGS OF COMMERCIAL PAPER

Moody`s Investors Service, Inc. P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3 acceptable capacity for repayment of short-term promissory obligations.

Standard & Poor`s Corporation A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are more vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

Fitch Ratings F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.

Moody`s Investors Service, Inc. The rating of Prime-1 is the highest commercial paper rating assigned by Moody`s. Among the factors considered by Moody`s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer`s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer`s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P1, P2, or P3.

Standard & Poor`s Corporation Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer`s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer`s commercial paper is rated A1, A2, or A3.

Fitch Ratings Fitch 1—Highest grade Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2—Very good grade Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

RATINGS OF CORPORATE AND MUNICIPAL DEBT SECURITIES

Moody`s Investors Service, Inc.

Aaa—Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Aa—Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

Baa—Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to repayment of principal or payment of interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds rated C represent the lowest rated and have extremely poor prospects of attaining investment standing.

Standard & Poor`s Corporation

AAA—This is the highest rating assigned by Standard & Poor`s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC, C—Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer`s capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D—In default.

Fitch Ratings

AAA—High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security, or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA—Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of AAA class, but a bond so rated may be junior, though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

A—Bonds rated A are considered to be investment grade and of high credit quality. The obligor`s ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor`s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB, B, CCC, CC, and C—Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer`s capacity to pay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES

Moody`s Investors Service, Inc. VMIG1/MIG-1 the best quality. VMIG2/MIG-2 high quality, with margins of protection ample, though not so large as in the preceding group. VMIG3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. SG adequate quality, but there is specific risk.

Standard & Poor`s Corporation SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.

Fitch Ratings F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.

Redemptions in Kind

The funds have filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the funds to effect redemptions in kind and in cash as set forth in the funds` prospectuses.

In the unlikely event a shareholder were to receive an in-kind redemption of portfolio securities of the funds, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

Issuance of Fund Shares for Securities

Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the funds; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.